UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Allspring Master Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 11 of its series: Allspring C&B Large Cap Value Portfolio, Allspring Core Bond Portfolio, Allspring Disciplined International Developed Markets Portfolio, Allspring Diversified Large Cap Growth Portfolio, Allspring Disciplined Large Cap Portfolio, Allspring Emerging Growth Portfolio, Allspring Large Company Value Portfolio, Allspring Managed Fixed Income Portfolio, Allspring Real Return Portfolio, Allspring Small Company Growth Portfolio, and Allspring Small Company Value Portfolio.

Date of reporting period: May 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Allspring C&B Large Cap Value Fund
Annual Report
May 31, 2023

The views expressed and any forward-looking statements are as of May 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring C&B Large Cap Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring C&B Large Cap Value Fund for the 12-month period that ended May 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. The market was focused on persistently high inflation as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Markets received a boost in December with the removal of China’s strict COVID-19 lockdowns. In March 2023, a new wave of market anxiety resulted from several bank failures and unease over the possibility of more rate hikes. However, investors regained confidence and markets finished the period in relative calm.
For the 12-month period, stocks and bonds—both domestic U.S. and global—had mixed results. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 lost 1.41%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a return of -8.49%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.14%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 6.49%, the Bloomberg Municipal Bond Index6 gained 0.49%, and the ICE BofA U.S. High Yield Index7 returned -0.09%.
High inflation and central bank rate hikes rocked markets.
In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Federal Reserve (Fed) raised its short-term rate by 0.75% in June. Meanwhile, the U.S. unemployment rate remained historically low at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring C&B Large Cap Value Fund

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate had not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring C&B Large Cap Value Fund | 3

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations, and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring C&B Large Cap Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring C&B Large Cap Value Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Cooke & Bieler, L.P.
Portfolio managers	Andrew B. Armstrong, CFA, Wesley Lim, CFA, Steve Lyons, CFA, Michael M. Meyer, CFA, Edward W. O’ Connor, CFA, R.James O’Neil, CFA, Mehul Trivedi, CFA, William Weber, CFA

Average annual total returns (%) as of May 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (CBEAX)	7-26-2004	-9.67	6.43	8.27	-4.19	7.70	8.92	1.18	1.07
Class C (CBECX)	7-26-2004	-5.85	6.89	8.27	-4.85	6.89	8.27	1.93	1.82
Class R6 (CBEJX)[3]	10-31-2016	–	–	–	-3.75	8.16	9.34	0.76	0.65
Administrator Class (CBLLX)	7-26-2004	–	–	–	-4.18	7.77	9.04	1.11	1.00
Institutional Class (CBLSX)	7-26-2004	–	–	–	-3.92	8.03	9.30	0.86	0.75
Russell 1000® Value Index[4]	–	–	–	–	-4.55	6.78	8.42	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]
The manager has contractually committed through September 30, 2023 (September 30, 2024 for Class A and Class C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.07% for Class A, 1.82% for Class C, 0.65% for Class R6, 1.00% for Administrator Class
and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring C&B Large Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring C&B Large Cap Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) outperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended May 31, 2023.
•Stock selection in financials and health care, as well as an overweight to communication services, added to relative performance.
•Stock selection in consumer discretionary and communication services, as well as an overweight position in financials, detracted from relative performance.
Portfolio overview and updates
The 12-month period that ended May 31, 2023, was another volatile one, with chaotic macroeconomic challenges, such as ever-present recession worries, significant Federal Reserve (Fed) rate hikes, continued inflation concerns, and a banking crisis, leading the Russell 1000 Value Index lower over the period. At the start of 2023, investors indulged the bullish peak inflation and soft-landing narratives that emerged in late 2022, fueling a broad initial rally. Higher-than-expected inflation reports in February, though, spurred a retreat when hawkish Fed commentary pushed interest rates higher. By March, that retreat further deteriorated into a deeper sell-off when several regional banks unexpectedly failed. Almost as quickly, fear gave way to optimism that the crisis would not be systemic. The Fed injected substantial liquidity into the banking system and investors embraced the possibility that central banks would change policy course sooner than later. Amid that backdrop, the strategy outperformed the benchmark. The sector allocation was significantly positive, while poor stock selection partially offset those results.
Ten largest holdings (%) as of May 31, 2023[1]
Brookfield Corp. Class A	3.35
Arrow Electronics, Inc.	3.21
AerCap Holdings NV	3.17
Open Text Corp.	3.12
TE Connectivity Ltd.	2.86
State Street Corp.	2.77
Medtronic PLC	2.72
Omnicom Group, Inc.	2.69
London Stock Exchange Group PLC	2.68
Johnson & Johnson	2.60

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Over the course of the period, turnover was consistent with historical averages. Stock initiations occurred across multiple sectors and included Alphabet Inc.; Bank of America Corp.; Synchrony Financial; CBRE Group, Inc.; ConocoPhillips; Discover Financial Services; EOG Resources, Inc.; LKQ Corp.; Open Text Corp.; and Warner Music Group Corp.
Making room for these holdings, we also eliminated positions across multiple sectors, including 3M Co.; Amdocs Ltd.; General Mills, Inc.; Leidos Holdings, Inc.; PACCAR Inc.; Progressive Corp.; UnitedHealth Group Inc.; Brookfield Asset Management; Alleghany Corp.; Synchrony Financial; and Wells Fargo & Company.
Contributors included financials stock selection and an overweight to communication services.
While stock selection was negative as a whole, a number of bright spots within different sectors contributed to performance. The overweight to financials was the biggest contributor, with insurance company Arch Capital Group performing best within the sector and the portfolio overall. Progressive Corp. and London Stock Exchange also added to results within financials. Health care and consumer staples companies were additional tailwinds, particularly HCA Healthcare and General Mills, respectively. Allocation effect was broadly positive, with 10 out of 11 sectors adding to relative performance. Best among these sectors was an overweight to communication services, one of the top-performing sectors within the benchmark, followed by an underweight to energy and real estate, two of the weaker performers within the benchmark.
Detractors included stock selection in the consumer discretionary sector.
Stock selection detracted from relative performance over the course of the trailing 12-month period. Consumer discretionary holdings were by far the most significant headwind to results, with Hanesbrands detracting the most within the sector and the portfolio. Also, within the consumer discretionary sector, CarMax and Hasbro were additional detractors from performance as investors grappled with recession concerns amid mixed economic data. Stock selection within communication services and energy also hurt results, particularly Verizon Communications and Williams Companies*. From an allocation perspective, the overweight to financials posed a headwind as the sector saw instances of indiscriminate selling following the collapse of multiple regional banks. While the portfolio is significantly overweight financials, it is only modestly overweight banks, and we believe those in the portfolio are better capitalized and more conservatively positioned than the broader industry.
*
This security was no longer held at the end of the reporting period.

8 | Allspring C&B Large Cap Value Fund

Performance highlights (unaudited)
Sector allocation as of May 31, 2023[1]

[1]
Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Outlook
Having shrugged off the failure of several regional banks and the forced consolidation of a large Swiss banking house, markets ended the period showing strong momentum. For the moment, investors seem inclined to take a constructive view of most developments, with strong data taken as a sign of economic resilience and weak data, or signs of financial stress seen as evidence that the Fed will soon end its yearlong series of rate increases. There are clearly risks to this buoyant mood, however, as the effects of the Fed’s dramatic tightening program are still materializing, and we think more negative surprises seem likely. That said, we have long maintained that it is more productive to focus on company-specific fundamentals than to guess at macroeconomic outcomes. As always, we believe competitively advantaged businesses that create value for their customers, are conservatively managed, and are appropriately financed will generate attractive returns for their shareholders over time if purchased judiciously. Viewed in this light, we believe economic dislocation creates more opportunities than risks for patient and disciplined investors.

Allspring C&B Large Cap Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2022 to May 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during the period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2022	Ending account value 5-31-2023	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$999.62	$5.38	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Class C
Actual	$1,000.00	$999.59	$9.12	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
Class R6
Actual	$1,000.00	$999.64	$3.24	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28	0.65%
Administrator Class
Actual	$1,000.00	$999.62	$4.99	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Institutional Class
Actual	$1,000.00	$999.63	$3.74	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring C&B Large Cap Value Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

		Value
Investment companies: 99.94%
Affiliated master portfolio: 99.94%
Allspring C&B Large Cap Value Portfolio		$199,030,307
Total investment companies (Cost $173,821,522)		199,030,307
Total investments in securities (Cost $173,821,522)	99.94%	199,030,307
Other assets and liabilities, net	0.06	119,203
Total net assets	100.00%	$199,149,510
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring C&B Large Cap Value Portfolio	79.89%	78.60%	$19,848,834	$(33,458,109)	$4,755,544	$201	$148,872	$199,030,307
The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Fund | 11

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $173,821,522)	$199,030,307
Receivable for Fund shares sold	182,695
Receivable from manager	25,062
Prepaid expenses and other assets	81,799
Total assets	199,319,863
Liabilities
Payable for Fund shares redeemed	102,030
Administration fees payable	26,895
Shareholder servicing fees payable	18,575
Distribution fee payable	2,359
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	19,990
Total liabilities	170,353
Total net assets	$199,149,510
Net assets consist of
Paid-in capital	$164,340,365
Total distributable earnings	34,809,145
Total net assets	$199,149,510
Computation of net asset value and offering price per share
Net assets–Class A	$77,198,227
Shares outstanding–Class A1	6,703,862
Net asset value per share–Class A	$11.52
Maximum offering price per share – Class A2	$12.22
Net assets–Class C	$3,471,192
Shares outstanding–Class C1	306,763
Net asset value per share–Class C	$11.32
Net assets–Class R6	$15,504,522
Shares outstanding–Class R6[1]	1,338,256
Net asset value per share–Class R6	$11.59
Net assets–Administrator Class	$4,292,230
Shares outstanding–Administrator Class[1]	371,511
Net asset value per share–Administrator Class	$11.55
Net assets–Institutional Class	$98,683,339
Shares outstanding–Institutional Class[1]	8,513,433
Net asset value per share–Institutional Class	$11.59

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring C&B Large Cap Value Fund

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $107,495)	$4,755,544
Affiliated income allocated from affiliated Master Portfolio	148,872
Interest allocated from affiliated Master Portfolio	201
Expenses allocated from affiliated Master Portfolio	(1,571,119)
Waivers allocated from affiliated Master Portfolio	145,978
Total investment income	3,479,476
Expenses
Management fee	111,328
Administration fees
Class A	178,189
Class C	8,343
Class R6	5,862
Administrator Class	6,606
Institutional Class	141,971
Shareholder servicing fees
Class A	212,130
Class C	9,930
Administrator Class	12,703
Distribution fee
Class C	29,772
Custody and accounting fees	7,535
Professional fees	45,318
Registration fees	36,664
Shareholder report expenses	30,584
Trustees’ fees and expenses	21,908
Other fees and expenses	4,517
Total expenses	863,360
Less: Fee waivers and/or expense reimbursements
Fund-level	(290,386)
Class A	(8,079)
Class C	(226)
Administrator Class	(484)
Institutional Class	(6,438)
Net expenses	557,747
Net investment income	2,921,729
Realized and unrealized gains (losses) on investments
Net realized gains on investments allocated from affiliated Master Portfolio	19,848,834
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	(33,458,109)
Net realized and unrealized gains (losses) on investments	(13,609,275)
Net decrease in net assets resulting from operations	$(10,687,546)
The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Fund | 13

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$2,921,729		$2,669,791
Net realized gains on investments		19,848,834		47,346,569
Net change in unrealized gains (losses) on investments		(33,458,109)		(53,785,190)
Net decrease in net assets resulting from operations		(10,687,546)		(3,768,830)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(16,304,617)		(12,919,436)
Class C		(740,826)		(535,250)
Class R6		(3,797,016)		(6,057,662)
Administrator Class		(1,047,406)		(841,849)
Institutional Class		(21,328,025)		(17,599,026)
Total distributions to shareholders		(43,217,890)		(37,953,223)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	415,820	5,265,311	989,891	15,969,277
Class C	96,897	1,168,445	43,159	682,181
Class R6	123,974	1,716,518	349,706	5,728,171
Administrator Class	3,961	50,313	55,766	954,376
Institutional Class	1,322,276	17,070,664	1,764,097	28,100,206
		25,271,251		51,434,211
Reinvestment of distributions
Class A	1,348,065	16,067,784	845,770	12,689,368
Class C	63,426	740,826	36,313	535,250
Class R6	148,681	1,785,702	80,021	1,208,696
Administrator Class	53,517	639,939	34,924	525,330
Institutional Class	1,765,170	21,195,384	1,158,450	17,489,868
		40,429,635		32,448,512
Payment for shares redeemed
Class A	(1,910,541)	(24,861,078)	(946,956)	(15,053,324)
Class C	(134,315)	(1,653,300)	(76,840)	(1,207,888)
Class R6	(510,778)	(6,892,525)	(1,596,640)	(24,419,329)
Administrator Class	(89,944)	(1,125,103)	(34,305)	(524,769)
Institutional Class	(3,362,511)	(44,116,398)	(3,201,272)	(51,615,218)
		(78,648,404)		(92,820,528)
Net decrease in net assets resulting from capital share transactions		(12,947,518)		(8,937,805)
Total decrease in net assets		(66,852,954)		(50,659,858)
Net assets
Beginning of period		266,002,464		316,662,322
End of period		$199,149,510		$266,002,464
The accompanying notes are an integral part of these financial statements.
14 | Allspring C&B Large Cap Value Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.82	$17.16	$11.49	$13.01	$13.91
Net investment income	0.15 [1]	0.11	0.10	0.12	0.11
Net realized and unrealized gains (losses) on investments	(0.71)	(0.34)	6.29	(0.33)	0.02
Total from investment operations	(0.56)	(0.23)	6.39	(0.21)	0.13
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	(0.11)	(0.13)	(0.12)
Net realized gains	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(2.74)	(2.11)	(0.72)	(1.31)	(1.03)
Net asset value, end of period	$11.52	$14.82	$17.16	$11.49	$13.01
Total return[2]	(4.19)%	(1.37)%	56.98%	(3.61)%	1.33%
Ratios to average net assets (annualized)*
Gross expenses	1.22%	1.19%	1.24%	1.27%	1.23%
Net expenses	1.08%	1.07%	1.07%	1.07%	1.08%
Net investment income	1.13%	0.69%	0.73%	0.92%	0.83%
Supplemental data
Portfolio turnover rate[3]	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$77,198	$101,496	$102,332	$70,680	$79,172

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Fund | 15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.61	$16.97	$11.36	$12.87	$13.75
Net investment income (loss)	0.05 [1]	(0.01)	(0.03)	0.02 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(0.69)	(0.35)	6.25	(0.35)	0.03
Total from investment operations	(0.64)	(0.36)	6.22	(0.33)	0.04
Distributions to shareholders from
Net investment income	(0.05)	0.00	0.00	0.00	(0.01)
Net realized gains	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(2.65)	(2.00)	(0.61)	(1.18)	(0.92)
Net asset value, end of period	$11.32	$14.61	$16.97	$11.36	$12.87
Total return[2]	(4.85)%	(2.22)%	55.94%	(4.41)%	0.61%
Ratios to average net assets (annualized)*
Gross expenses	1.97%	1.94%	1.99%	2.02%	1.97%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%
Net investment income (loss)	0.36%	(0.08)%	(0.04)%	0.16%	0.07%
Supplemental data
Portfolio turnover rate[3]	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$3,471	$4,103	$4,719	$3,576	$5,098

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring C&B Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.90	$17.24	$11.53	$13.06	$13.97
Net investment income	0.20 [1]	0.18 [1]	0.16 [1]	0.18 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.70)	(0.34)	6.32	(0.33)	0.00 [2]
Total from investment operations	(0.50)	(0.16)	6.48	(0.15)	0.18
Distributions to shareholders from
Net investment income	(0.21)	(0.18)	(0.16)	(0.20)	(0.18)
Net realized gains	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(2.81)	(2.18)	(0.77)	(1.38)	(1.09)
Net asset value, end of period	$11.59	$14.90	$17.24	$11.53	$13.06
Total return	(3.75)%	(0.98)%	57.75%	(3.25)%	1.74%
Ratios to average net assets (annualized)*
Gross expenses	0.78%	0.76%	0.82%	0.84%	0.79%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.55%	1.11%	1.14%	1.33%	1.27%
Supplemental data
Portfolio turnover rate[3]	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$15,505	$23,487	$47,301	$37,859	$68,366

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.86	$17.20	$11.51	$13.03	$13.92
Net investment income	0.16 [1]	0.12 [1]	0.11 [1]	0.13 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.72)	(0.33)	6.30	(0.33)	0.02
Total from investment operations	(0.56)	(0.21)	6.41	(0.20)	0.14
Distributions to shareholders from
Net investment income	(0.15)	(0.13)	(0.11)	(0.14)	(0.12)
Net realized gains	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(2.75)	(2.13)	(0.72)	(1.32)	(1.03)
Net asset value, end of period	$11.55	$14.86	$17.20	$11.51	$13.03
Total return	(4.18)%	(1.29)%	57.12%	(3.56)%	1.44%
Ratios to average net assets (annualized)*
Gross expenses	1.14%	1.11%	1.17%	1.19%	1.15%
Net expenses	1.00%	0.99%	0.99%	0.99%	1.00%
Net investment income	1.21%	0.76%	0.81%	1.00%	0.90%
Supplemental data
Portfolio turnover rate[2]	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$4,292	$6,001	$5,980	$6,167	$9,274

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring C&B Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.90	$17.24	$11.53	$13.05	$13.96
Net investment income	0.19 [1]	0.16	0.15	0.16	0.14
Net realized and unrealized gains (losses) on investments	(0.71)	(0.34)	6.32	(0.33)	0.02
Total from investment operations	(0.52)	(0.18)	6.47	(0.17)	0.16
Distributions to shareholders from
Net investment income	(0.19)	(0.16)	(0.15)	(0.17)	(0.16)
Net realized gains	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(2.79)	(2.16)	(0.76)	(1.35)	(1.07)
Net asset value, end of period	$11.59	$14.90	$17.24	$11.53	$13.05
Total return	(3.92)%	(1.08)%	57.58%	(3.33)%	1.64%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.86%	0.91%	0.94%	0.90%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.45%	1.01%	1.05%	1.25%	1.17%
Supplemental data
Portfolio turnover rate[2]	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$98,683	$130,915	$156,330	$96,838	$108,613

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Fund | 19

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring C&B Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring C&B Large Cap Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2023, the Fund owned 78.60% of Allspring C&B Large Cap Value Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2023 are included in this report and should be read in conjunction with the Fund’s financial statements.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities.  On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
20 | Allspring C&B Large Cap Value Fund

Notes to financial statements
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $176,679,344 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$22,350,963
Gross unrealized losses	0
Net unrealized gains	$22,350,963
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At May 31, 2023, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$199,030,307
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2023, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Allspring C&B Large Cap Value Fund | 21

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of  May 31, 2023,  the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.08%
Class C	1.83
Class R6	0.65
Administrator Class	1.00
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2023, Allspring Funds Distributor received $562 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $63,776,516 and $107,293,152, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2023 and May 31, 2022 were as follows:
	Year ended May 31
	2023	2022
Ordinary income	$4,141,234	$4,587,798
Long-term capital gain	39,076,656	33,365,425
22 | Allspring C&B Large Cap Value Fund

Notes to financial statements
As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$917,292	$11,540,890	$22,350,963
8.
CONCENTRATION  RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the financials sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring C&B Large Cap Value Fund | 23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring C&B Large Cap Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of May 31, 2023, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
24 | Allspring C&B Large Cap Value Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 97.86%
Communication services: 9.58%
Diversified telecommunication services: 1.89%
Verizon Communications, Inc.	134,000	$4,774,420
Entertainment: 3.54%
Activision Blizzard, Inc.	50,530	4,052,506
Warner Music Group Corp. Class A	200,700	4,907,115
		8,959,621
Interactive media & services: 1.46%
Alphabet, Inc. Class A†	30,180	3,708,217
Media: 2.69%
Omnicom Group, Inc.	77,350	6,821,496
Consumer discretionary: 9.77%
Distributors: 0.98%
LKQ Corp.	46,940	2,476,085
Household durables: 1.32%
Whirlpool Corp.	25,800	3,335,682
Leisure products: 2.39%
Hasbro, Inc.	102,120	6,060,822
Specialty retail: 2.21%
CarMax, Inc.†	77,420	5,590,498
Textiles, apparel & luxury goods: 2.87%
Gildan Activewear, Inc.	199,900	5,451,273
Hanesbrands, Inc.†	442,800	1,819,908
		7,271,181
Consumer staples: 6.83%
Food products: 2.83%
Ingredion, Inc.	28,760	3,008,296
Kraft Heinz Co.	108,580	4,149,928
		7,158,224
Personal care products: 2.21%
Unilever PLC ADR	112,050	5,595,777
Tobacco: 1.79%
Philip Morris International, Inc.	50,500	4,545,505
Energy: 5.28%
Oil, gas & consumable fuels: 5.28%
ConocoPhillips	43,530	4,322,529
EOG Resources, Inc.	43,310	4,646,730
Williams Cos., Inc.	153,750	4,406,475
		13,375,734
The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Portfolio | 25

Portfolio of investments—May 31, 2023

	Shares	Value
Financials: 29.84%
Banks: 6.72%
Bank of America Corp.	94,700	$2,631,713
JPMorgan Chase & Co.	44,650	6,059,452
PNC Financial Services Group, Inc.	35,980	4,167,563
U.S. Bancorp	139,230	4,162,977
		17,021,705
Capital markets: 10.80%
Brookfield Corp. Class A	282,260	8,479,090
Charles Schwab Corp.	96,250	5,071,413
London Stock Exchange Group PLC ADR	251,700	6,785,832
State Street Corp.	102,920	7,000,618
		27,336,953
Consumer finance: 1.48%
Discover Financial Services	36,520	3,752,065
Financial services: 2.06%
Berkshire Hathaway, Inc. Class B†	16,220	5,207,918
Insurance: 8.78%
Allstate Corp.	35,410	3,840,214
Arch Capital Group Ltd.†	54,330	3,786,801
Chubb Ltd.	25,690	4,773,202
Fidelity National Financial, Inc.	155,400	5,305,356
Globe Life, Inc.	43,900	4,529,602
		22,235,175
Health care: 13.21%
Health care equipment & supplies: 6.67%
Becton Dickinson & Co.	19,720	4,767,507
Dentsply Sirona, Inc.	144,690	5,226,203
Medtronic PLC	83,200	6,885,632
		16,879,342
Health care providers & services: 3.94%
HCA Healthcare, Inc.	18,630	4,921,860
Laboratory Corp. of America Holdings	23,830	5,064,590
		9,986,450
Pharmaceuticals: 2.60%
Johnson & Johnson	42,400	6,574,544
Industrials: 10.59%
Aerospace & defense: 1.31%
Woodward, Inc.	31,519	3,322,418
Commercial services & supplies: 1.50%
RB Global, Inc.	72,729	3,787,726
The accompanying notes are an integral part of these financial statements.
26 | Allspring C&B Large Cap Value Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Electrical equipment: 2.05%
AMETEK, Inc.	35,840	$5,199,309
Machinery: 2.56%
Esab Corp.	36,993	2,172,229
Stanley Black & Decker, Inc.	57,510	4,311,524
		6,483,753
Trading companies & distributors: 3.17%
AerCap Holdings NV†	140,500	8,019,740
Information technology: 9.19%
Electronic equipment, instruments & components: 6.07%
Arrow Electronics, Inc.†	64,130	8,121,423
TE Connectivity Ltd.	59,185	7,248,979
		15,370,402
Software: 3.12%
Open Text Corp.	189,660	7,893,649
Real estate: 1.99%
Real estate management & development: 1.99%
CBRE Group, Inc. Class A†	67,190	5,033,875
Utilities: 1.58%
Gas utilities: 1.58%
Atmos Energy Corp.	34,800	4,011,744
Total common stocks (Cost $207,997,734)		247,790,030

		Yield
Short-term investments: 2.00%
Investment companies: 2.00%
Allspring Government Money Market Fund Select Class♠∞		5.01%	5,079,661	5,079,661
Total short-term investments (Cost $5,079,661)				5,079,661
Total investments in securities (Cost $213,077,395)	99.86%			252,869,691
Other assets and liabilities, net	0.14			345,457
Total net assets	100.00%			$253,215,148

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Portfolio | 27

Portfolio of investments—May 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$12,217,232	$89,436,532	$(96,574,103)	$0	$0	$5,079,661	5,079,661	$185,997
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	7,758,270	(7,758,254)	(16)	0	0	0	5,117 [1]
				$(16)	$0	$5,079,661		$191,114

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
28 | Allspring C&B Large Cap Value Portfolio

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $207,997,734)	$247,790,030
Investments in affiliated securities, at value (cost $5,079,661)	5,079,661
Receivable for dividends	486,925
Prepaid expenses and other assets	1,026
Total assets	253,357,642
Liabilities
Advisory fee payable	122,787
Custody and accounting fees payable	13,067
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	6,136
Total liabilities	142,494
Total net assets	$253,215,148
The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Portfolio | 29

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $135,740)	$6,000,256
Income from affiliated securities	188,085
Interest	254
Total investment income	6,188,595
Expenses
Advisory fee	1,827,068
Custody and accounting fees	29,694
Professional fees	62,168
Interest holder report expenses	19,945
Trustees’ fees and expenses	25,708
Other fees and expenses	18,697
Total expenses	1,983,280
Less: Fee waivers and/or expense reimbursements	(184,321)
Net expenses	1,798,959
Net investment income	4,389,636
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	24,842,175
Affiliated securities	(16)
Net realized gains on investments	24,842,159
Net change in unrealized gains (losses) on investments	(41,838,078)
Net realized and unrealized gains (losses) on investments	(16,995,919)
Net decrease in net assets resulting from operations	$(12,606,283)
The accompanying notes are an integral part of these financial statements.
30 | Allspring C&B Large Cap Value Portfolio

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$4,389,636	$4,228,372
Net realized gains on investments	24,842,159	59,295,012
Net change in unrealized gains (losses) on investments	(41,838,078)	(67,362,442)
Net decrease in net assets resulting from operations	(12,606,283)	(3,839,058)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	9,137,304	20,407,586
Withdrawals	(76,376,645)	(94,906,626)
Net decrease in net assets resulting from capital transactions	(67,239,341)	(74,499,040)
Total decrease in net assets	(79,845,624)	(78,338,098)
Net assets
Beginning of period	333,060,772	411,398,870
End of period	$253,215,148	$333,060,772
The accompanying notes are an integral part of these financial statements.
Allspring C&B Large Cap Value Portfolio | 31

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	(3.77)%	(1.05)%	57.96%	(3.40)%	1.80%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.69%	0.68%	0.68%	0.67%
Net expenses[1]	0.64%	0.64%	0.64%	0.64%	0.67%
Net investment income	1.56%	1.12%	1.16%	1.36%	1.27%
Supplemental data
Portfolio turnover rate	29%	32%	38%	33%	47%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
32 | Allspring C&B Large Cap Value Portfolio

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring C&B Large Cap Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
Allspring C&B Large Cap Value Portfolio | 33

Notes to financial statements
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $218,659,192 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$60,390,773
Gross unrealized losses	(26,180,274)
Net unrealized gains	$34,210,499
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$24,263,754	$0	$0	$24,263,754
Consumer discretionary	24,734,268	0	0	24,734,268
Consumer staples	17,299,506	0	0	17,299,506
Energy	13,375,734	0	0	13,375,734
Financials	75,553,816	0	0	75,553,816
Health care	33,440,336	0	0	33,440,336
Industrials	26,812,946	0	0	26,812,946
Information technology	23,264,051	0	0	23,264,051
Real estate	5,033,875	0	0	5,033,875
Utilities	4,011,744	0	0	4,011,744
Short-term investments
Investment companies	5,079,661	0	0	5,079,661
Total assets	$252,869,691	$0	$0	$252,869,691
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the
34 | Allspring C&B Large Cap Value Portfolio

Notes to financial statements
Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.650%
Next $500 million	0.625
Next $1 billion	0.600
Next $2 billion	0.575
Next $4 billion	0.550
Next $4 billion	0.525
Next $4 billion	0.500
Over $16 billion	0.475
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Allspring Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Fund increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $80,502,374 and $135,439,281, respectively.
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
7.
CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
8.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
Allspring C&B Large Cap Value Portfolio | 35

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring C&B Large Cap Value Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
36 | Allspring C&B Large Cap Value Portfolio

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $39,076,656 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $3,066,425 of income dividends paid during the fiscal year ended May 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2023, $90,336 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2023, $1,074,809 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring C&B Large Cap Value Fund | 37

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

38 | Allspring C&B Large Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring C&B Large Cap Value Fund | 39

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

40 | Allspring C&B Large Cap Value Fund

Other information (unaudited)
Board consideration of investment management, advisory, and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Allspring Funds Trust (“Funds Trust”) and Allspring Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory, and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring C&B Large Cap Value Fund, a portfolio of Funds Trust (the “Feeder Fund”), an investment management agreement (the “Feeder Fund Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Allspring Funds Management for the Allspring C&B Large Cap Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler, L.P. (the “Sub-Adviser”) for the Master Portfolio.
The Feeder Fund and the Master Portfolio are collectively referred to as the “Funds.” The Feeder Fund Management Agreement, the Master Portfolio Advisory Agreement, and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Feeder Fund is a feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Feeder Fund. Information provided to the Boards regarding the Feeder Fund is also applicable to the Master Portfolio, as relevant.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at meeting of the Boards held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Boards noted that they initially approved the Advisory Agreements at a meeting of the Boards held in May 2021, all for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a meeting of the Boards held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Boards at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Boards, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Allspring Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring C&B Large Cap Value Fund | 41

Other information (unaudited)
Nature, Extent, and Quality of Services
The Boards received and considered various information regarding the nature, extent, and quality of services provided to the Feeder Fund and the Master Portfolio, as applicable, by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Feeder Fund Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Boards also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Boards took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Boards received and considered information about the full range of services provided to the Fund and the Master Portfolio by Allspring Funds Management and its affiliates.
The Boards considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Master Portfolio. The Boards evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Boards received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Funds’ liquidity risk management programs. The Boards also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund Investment Performance and Expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2022. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Feeder Fund (the “Universe”), and in comparison to the Feeder Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Feeder Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review, except the three-year period was lower than the average investment performance of the Universe. The Funds Trust Board also noted that the investment performance of the Feeder Fund was higher than its benchmark index, the Russell 1000® Value Index, for all periods under review.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Feeder Fund.
The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Feeder Fund relative to the Universe for the period identified above. The Funds Trust Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Feeder Fund’s investment performance.
The Funds Trust Board also received and considered information regarding the Feeder Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Feeder Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Feeder Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Feeder Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes. The Funds Trust Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Feeder Fund’s Class A shares.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Management, Advisory, and Sub-Advisory Fee Rates
The Funds Trust Board noted that Allspring Funds Management receives no advisory fees from the Feeder Fund as long as the Feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Feeder Fund were to change its investment structure so that it began investing

42 | Allspring C&B Large Cap Value Fund

Other information (unaudited)
in two or more master portfolios (a fund-of-funds), Allspring Funds Management would be entitled to receive an annual fee of 0.25% of the Feeder Fund’s average daily net assets for providing investment advisory services to the Feeder Fund, including allocating the Feeder Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Feeder Fund to Allspring Funds Management under the Feeder Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Feeder Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Allspring Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Feeder Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Feeder Fund were in range of the sum of these average rates for the Feeder Fund’s expense Groups for Institutional Class and Class R6 shares and higher than the sum of these average rates for the Feeder Fund’s expense Groups for Class A and Administrator Class shares.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was equal to the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Allspring Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Allspring Funds Management under the Feeder Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Allspring Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on their review, the Boards did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of Scale
The Boards received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Feeder Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Feeder Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways,

Allspring C&B Large Cap Value Fund | 43

Other information (unaudited)
including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Allspring Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and its affiliate from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Allspring Funds Management, the Sub-Adviser, and their affiliates were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

44 | Allspring C&B Large Cap Value Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund’s and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 16-17, 2023, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds and Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring C&B Large Cap Value Fund | 45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-06072023-pyjbsccs 07-23
AR1863 05-23

Allspring Core Bond Fund
Annual Report
May 31, 2023

The views expressed and any forward-looking statements are as of May 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Core Bond Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Core Bond Fund for the 12-month period that ended May 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. The market was focused on persistently high inflation as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Markets received a boost in December with the removal of China’s strict COVID-19 lockdowns. In March 2023, a new wave of market anxiety resulted from several bank failures and unease over the possibility of more rate hikes. However, investors regained confidence and markets finished the period in relative calm.
For the 12-month period, stocks and bonds—both domestic U.S. and global—had mixed results. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 lost 1.41%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a return of -8.49%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.14%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 6.49%, the Bloomberg Municipal Bond Index6 gained 0.49%, and the ICE BofA U.S. High Yield Index7 returned -0.09%.
High inflation and central bank rate hikes rocked markets.
In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Federal Reserve (Fed) raised its short-term rate by 0.75% in June. Meanwhile, the U.S. unemployment rate remained historically low at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Core Bond Fund

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate had not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Core Bond Fund | 3

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations, and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Core Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Core Bond Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Allspring Global Investments, LLC
Portfolio managers	Maulik Bhansali, CFA, Jarad Vasquez

Average annual total returns (%) as of May 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (MBFAX)	10-31-2001	-6.76	-0.35	0.64	-2.33	0.57	1.10	0.81	0.70
Class C (MBFCX)	10-31-2001	-4.03	-0.19	0.49	-3.03	-0.19	0.49	1.56	1.45
Class R (WTRRX)	7-9-2010	–	–	–	-2.35	0.43	0.90	1.07	0.96
Class R4 (MBFRX)	11-30-2012	–	–	–	-1.95	0.85	1.38	0.59	0.48
Class R6 (WTRIX)	11-30-2012	–	–	–	-1.90	0.98	1.52	0.44	0.33
Administrator Class (MNTRX)	6-30-1997	–	–	–	-2.22	0.64	1.18	0.76	0.65
Institutional Class (MBFIX)	10-31-2001	–	–	–	-1.95	0.94	1.47	0.49	0.38
Bloomberg U.S. Aggregate Bond Index[3]	–	–	–	–	-2.14	0.81	1.39	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, 0.96% for Class R, 0.48% for Class R4, 0.33% for Class R6, 0.65% for Administrator Class and
0.38% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps.
Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Core Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. This fund is exposed to foreign investment risk and mortgage-and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Core Bond Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2023.
•Overweights to the credit sector and asset-backed securities (ABS) detracted from performance.
•Security selection within credit and mortgage-backed securities (MBS) was positive along with an underweight to MBS and, to a lesser extent, commercial mortgage-backed securities (CMBS) versus the benchmark.
U.S. economic growth appears to have stabilized, yet downside risks seem likely to persist.
Data reported suggests there’s ongoing strength in consumer spending, especially in services categories and autos, and a bounce back in nonresidential fixed investment and government spending, offsetting weakness in residential investment and exports. Manufacturing surveys indicate that a decline in activity is underway, demonstrated in contracting new orders and low order backlogs amid rising customer inventories. Services surveys have softened, especially affecting wholesale trade, mining and agriculture, and real estate, with lodging and food categories remaining strong.
Ten largest holdings (%) as of May 31, 2023[1]
U.S. Treasury Bonds, 1.38%, 11-15-2040	2.22
U.S. Treasury Notes, 3.50%, 4-30-2028	2.19
U.S. Treasury Notes, 1.50%, 8-15-2026	2.01
U.S. Treasury Bonds, 1.75%, 8-15-2041	1.91
U.S. Treasury Bonds, 3.63%, 2-15-2053	1.55
FNMA, 6.00%, 8-14-2053	1.48
U.S. Treasury Notes, 3.63%, 5-31-2028	1.36
U.S. Treasury Bonds, 1.13%, 5-15-2040	1.21
U.S. Treasury Bonds, 1.13%, 8-15-2040	1.18
U.S. Treasury Notes, 3.63%, 5-15-2026	1.13

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Despite the decline in residential investment, existing and new homes sales have been more resilient than expected. Coastal markets of U.S. retail sales have remained strong, supported by the shift toward services and entertainment and away from goods and general merchandise, though retailers have cautioned that stronger same-store sales could be at risk of weakening as near-term consumption needs have been met.
Despite layoff announcements, particularly within technology, hiring in sectors like leisure and entertainment, business services, and health care and government continues, though there are growing signs that employers are filling open positions, as labor productivity is weakening.
A credit contraction is likely to unfold as regional banks scale back lending activity following outflows of lower-cost deposits in favor of high-yielding CDs and money market funds. Consumer confidence has remained on the weak side, suggesting a difficult outlook for the economy relative to good current conditions, attributed to concerns around negative real wage growth and a widening gap in spending growth relative to income growth.
Internationally, the outlook for China’s economy is weaker, with the expected emergence from zero-COVID-19 policies being weighed down by trade tensions and debt overhangs in housing and real estate. An expected rebound in U.S. exports has been slow to materialize, leading to a high current account deficit. On balance, while growth has been firmer than expected over the past three quarters, a more challenging environment should emerge as the effects of removal of expansionary fiscal and monetary policy, and tight financial conditions, work through a U.S. economy that appears to be performing above medium-term potential.
Portfolio allocation as of May 31, 2023[1]

36%
Agency securities
27%
U.S. Treasury securities
18%
Corporate bonds and notes
11%
Asset-backed securities
4%
Yankee corporate bonds and notes
3%
Non-agency mortgage-backed securities
1%
Yankee government bonds

[1]
Figures represent the portfolio allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. Allocations are subject to change and may have changed since the date specified.

Financial markets stabilized as shocks emanating from the banking sector subsided and incoming data on the economy remained solid. Nonetheless, caution remains warranted given concerns around inflation, growth, and financial stability. While measures of expected volatility have fallen to some of the lowest readings post-COVID, there’s a sense that concerns around economic growth and inflation have been pushed out into the future and an event-driven environment is likely to continue.

8 | Allspring Core Bond Fund

Performance highlights (unaudited)
For investors, valuations on higher-quality assets are more attractive following policy tightening. For example, the front end of the Treasury curve is pricing in yields not seen since 2007, offering value on that basis as the Federal Reserve (Fed) looks to be at or near the end of its rate hikes, yet there’s also risk that inflation could remain elevated, suggesting that term and spread premiums could remain volatile. In short, higher volatility seems likely to persist as adverse biases of risk—in inflation, growth, and tightening financial conditions—show more sustainable signs of bottoming out, which would better inform the direction of financial markets.
Consistent with our bottom-up process, we maintain a neutral duration. We have maintained an overweight to ABS, seeing value in the higher-quality segments of the market following recent spread widening. Similarly, we have decreased our underweight to agency MBS as we found a few opportunities to add in front of the Fed’s reduction of its balance sheet at more attractive spreads. We have reduced our overweight to credit, especially as new issue supply slowed and as spreads performed, and within credit, we have positioned for somewhat higher overall quality. We remain lightly positioned in CMBS, favoring other spread sectors and anticipating some dislocations in commercial real estate valuations as we move forward. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities where they arise.

Allspring Core Bond Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2022 to May 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during the period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2022	Ending account value 5-31-2023	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,000.21	$3.79	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	$3.83	0.76%
Class C
Actual	$1,000.00	$1,000.17	$7.53	1.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.59	1.51%
Class R
Actual	$1,000.00	$1,000.21	$4.64	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68	0.93%
Class R4
Actual	$1,000.00	$1,000.23	$2.54	0.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.39	$2.57	0.51%
Class R6
Actual	$1,000.00	$1,000.23	$1.80	0.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$1.82	0.36%
Administrator Class
Actual	$1,000.00	$1,000.21	$3.44	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.49	$3.48	0.69%
Institutional Class
Actual	$1,000.00	$1,000.23	$2.04	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.07	0.41%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Core Bond Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

		Value
Investment companies: 100.00%
Affiliated master portfolio: 100.00%
Allspring Core Bond Portfolio		$4,465,317,904
Total investment companies (Cost $4,706,276,613)		4,465,317,904
Total investments in securities (Cost $4,706,276,613)	100.00%	4,465,317,904
Other assets and liabilities, net	0.00	92,978
Total net assets	100.00%	$4,465,410,882
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period
Allspring Core Bond Portfolio	94.49%	95.76%	$(312,035,594)	$85,016,436	$3,703,917	$144,333,199	$4,465,317,904
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 11

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $4,706,276,613)	$4,465,317,904
Receivable for Fund shares sold	5,883,260
Receivable from manager	310,352
Prepaid expenses and other assets	179,449
Total assets	4,471,690,965
Liabilities
Payable for Fund shares redeemed	4,734,681
Dividends payable	977,360
Administration fees payable	255,598
Distribution fees payable	4,550
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	307,390
Total liabilities	6,280,083
Total net assets	$4,465,410,882
Net assets consist of
Paid-in capital	$5,214,802,062
Total distributable loss	(749,391,180)
Total net assets	$4,465,410,882
The accompanying notes are an integral part of these financial statements.
12 | Allspring Core Bond Fund

Statement of assets and liabilities—May 31, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$273,980,036
Shares outstanding–Class A1	23,982,754
Net asset value per share–Class A	$11.42
Maximum offering price per share – Class A2	$11.96
Net assets–Class C	$6,863,390
Shares outstanding–Class C1	607,190
Net asset value per share–Class C	$11.30
Net assets–Class R	$1,314,195
Shares outstanding–Class R1	118,021
Net asset value per share–Class R	$11.14
Net assets–Class R4	$829,420
Shares outstanding–Class R4[1]	74,480
Net asset value per share–Class R4	$11.14
Net assets–Class R6	$1,476,551,029
Shares outstanding–Class R6[1]	132,745,577
Net asset value per share–Class R6	$11.12
Net assets–Administrator Class	$70,352,385
Shares outstanding–Administrator Class[1]	6,318,209
Net asset value per share–Administrator Class	$11.13
Net assets–Institutional Class	$2,635,520,427
Shares outstanding–Institutional Class[1]	237,003,930
Net asset value per share–Institutional Class	$11.12

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 13

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $5,742)	$144,333,199
Affiliated income allocated from affiliated Master Portfolio	3,703,917
Expenses allocated from affiliated Master Portfolio	(15,654,739)
Waivers allocated from affiliated Master Portfolio	314,456
Total investment income	132,696,833
Expenses
Management fee	2,150,423
Administration fees
Class A	464,295
Class C	11,044
Class R	2,175
Class R4	1,322
Class R6	435,096
Administrator Class	100,773
Institutional Class	1,959,724
Shareholder servicing fees
Class A	725,461
Class C	17,256
Class R	2,398
Class R4	1,650
Administrator Class	237,099
Distribution fees
Class C	51,767
Class R	2,406
Custody and accounting fees	140,021
Professional fees	45,094
Registration fees	135,647
Shareholder report expenses	283,230
Trustees’ fees and expenses	23,208
Other fees and expenses	42,453
Total expenses	6,832,542
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,586,221)
Class R4	(412)
Class R6	(385,379)
Institutional Class	(676,805)
Net expenses	3,183,725
Net investment income	129,513,108
Realized and unrealized gains (losses) on investments
Net realized losses on investments allocated from affiliated Master Portfolio	(312,035,594)
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	85,016,436
Net realized and unrealized gains (losses) on investments	(227,019,158)
Net decrease in net assets resulting from operations	$(97,506,050)
The accompanying notes are an integral part of these financial statements.
14 | Allspring Core Bond Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$129,513,108		$62,869,235
Net realized losses on investments		(312,035,594)		(160,127,410)
Net change in unrealized gains (losses) on investments		85,016,436		(336,112,120)
Net decrease in net assets resulting from operations		(97,506,050)		(433,370,295)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(7,675,142)		(6,433,689)
Class C		(131,223)		(110,382)
Class R		(34,090)		(26,649)
Class R4		(48,723)		(36,787)
Class R6		(44,157,011)		(39,431,641)
Administrator Class		(2,554,745)		(4,031,398)
Institutional Class		(74,306,035)		(58,058,159)
Total distributions to shareholders		(128,906,969)		(108,128,705)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,547,996	40,597,860	3,702,453	48,486,367
Class C	203,641	2,319,261	108,019	1,407,245
Class R	9,751	109,924	34,646	423,424
Class R4	81,024	891,840	28,978	375,499
Class R6	48,253,518	536,236,583	35,298,112	443,259,488
Administrator Class	1,484,991	16,856,217	2,796,248	36,167,197
Institutional Class	95,825,733	1,072,136,843	81,429,382	1,025,963,187
		1,669,148,528		1,556,082,407
Reinvestment of distributions
Class A	629,058	7,205,833	459,521	6,030,239
Class C	11,516	130,427	8,369	109,235
Class R	2,140	23,904	1,429	18,254
Class R4	4,370	48,723	2,874	36,727
Class R6	3,183,589	35,516,927	2,565,625	32,770,856
Administrator Class	207,042	2,323,885	297,680	3,811,913
Institutional Class	6,456,679	72,012,292	4,290,277	54,802,544
		117,261,991		97,579,768
Payment for shares redeemed
Class A	(7,212,437)	(82,273,020)	(4,763,948)	(62,340,443)
Class C	(264,946)	(3,003,853)	(467,425)	(6,084,370)
Class R	(17,679)	(198,692)	(43,328)	(536,185)
Class R4	(144,850)	(1,619,238)	(33,896)	(428,263)
Class R6	(59,239,090)	(658,796,705)	(48,563,677)	(619,916,699)
Administrator Class	(10,522,094)	(119,107,953)	(4,352,230)	(55,087,181)
Institutional Class	(74,572,722)	(831,757,832)	(86,745,436)	(1,095,982,497)
		(1,696,757,293)		(1,840,375,638)
Net increase (decrease) in net assets resulting from capital share transactions		89,653,226		(186,713,463)
Total decrease in net assets		(136,759,793)		(728,212,463)
Net assets
Beginning of period		4,602,170,675		5,330,383,138
End of period		$4,465,410,882		$4,602,170,675
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 15

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.01	$13.43	$14.17	$13.28	$12.86
Net investment income	0.31 [1]	0.12	0.12 [1]	0.25	0.32
Net realized and unrealized gains (losses) on investments	(0.59)	(1.30)	(0.06)	0.93	0.42
Total from investment operations	(0.28)	(1.18)	0.06	1.18	0.74
Distributions to shareholders from
Net investment income	(0.30)	(0.12)	(0.15)	(0.26)	(0.32)
Net realized gains	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.31)	(0.24)	(0.80)	(0.29)	(0.32)
Net asset value, end of period	$11.42	$12.01	$13.43	$14.17	$13.28
Total return[2]	(2.33)%	(8.95)%	0.31%	9.03%	5.87%
Ratios to average net assets (annualized)*
Gross expenses	0.83%	0.82%	0.82%	0.82%	0.83%
Net expenses	0.77%	0.78%	0.78%	0.78%	0.78%
Net investment income	2.66%	0.91%	0.87%	1.85%	2.50%
Supplemental data
Portfolio turnover rate[3]	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$273,980	$324,431	$370,882	$299,642	$302,246

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.88	$13.29	$14.03	$13.15	$12.74
Net investment income	0.22 [1]	0.05	0.03	0.15	0.23
Net realized and unrealized gains (losses) on investments	(0.58)	(1.32)	(0.07)	0.92	0.40
Total from investment operations	(0.36)	(1.27)	(0.04)	1.07	0.63
Distributions to shareholders from
Net investment income	(0.21)	(0.02)	(0.05)	(0.16)	(0.22)
Net realized gains	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.22)	(0.14)	(0.70)	(0.19)	(0.22)
Net asset value, end of period	$11.30	$11.88	$13.29	$14.03	$13.15
Total return[2]	(3.03)%	(9.65)%	(0.45)%	8.22%	5.04%
Ratios to average net assets (annualized)*
Gross expenses	1.58%	1.57%	1.57%	1.57%	1.58%
Net expenses	1.52%	1.53%	1.53%	1.53%	1.53%
Net investment income	1.92%	0.13%	0.16%	1.11%	1.75%
Supplemental data
Portfolio turnover rate[3]	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$6,863	$7,806	$13,399	$27,971	$34,494

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.70	$13.09	$13.83	$12.96	$12.55
Net investment income	0.28 [1]	0.10 [1]	0.11 [1]	0.22 [1]	0.28 [1]
Net realized and unrealized gains (losses) on investments	(0.55)	(1.27)	(0.06)	0.90	0.41
Total from investment operations	(0.27)	(1.17)	0.05	1.12	0.69
Distributions to shareholders from
Net investment income	(0.28)	(0.10)	(0.14)	(0.22)	(0.28)
Net realized gains	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.29)	(0.22)	(0.79)	(0.25)	(0.28)
Net asset value, end of period	$11.14	$11.70	$13.09	$13.83	$12.96
Total return	(2.35)%	(9.09)%	0.22%	8.80%	5.61%
Ratios to average net assets (annualized)*
Gross expenses	0.94%	0.92%	0.87%	1.05%	1.07%
Net expenses	0.92%	0.90%	0.86%	1.02%	1.03%
Net investment income	2.52%	0.79%	0.81%	1.66%	2.25%
Supplemental data
Portfolio turnover rate[2]	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$1,314	$1,449	$1,716	$3,241	$8,565

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class R4	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.70	$13.09	$13.83	$12.95	$12.55
Net investment income	0.33 [1]	0.15	0.16 [1]	0.29 [1]	0.35
Net realized and unrealized gains (losses) on investments	(0.56)	(1.27)	(0.06)	0.91	0.40
Total from investment operations	(0.23)	(1.12)	0.10	1.20	0.75
Distributions to shareholders from
Net investment income	(0.32)	(0.15)	(0.19)	(0.29)	(0.35)
Net realized gains	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.33)	(0.27)	(0.84)	(0.32)	(0.35)
Net asset value, end of period	$11.14	$11.70	$13.09	$13.83	$12.95
Total return	(1.95)%	(8.74)%	0.55%	9.34%	6.07%
Ratios to average net assets (annualized)*
Gross expenses	0.60%	0.59%	0.59%	0.59%	0.60%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	2.94%	1.17%	1.16%	2.19%	2.76%
Supplemental data
Portfolio turnover rate[2]	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$829	$1,567	$1,780	$4,549	$10,805

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.69	$13.08	$13.82	$12.95	$12.54
Net investment income	0.34 [1]	0.17	0.18 [1]	0.30	0.37
Net realized and unrealized gains (losses) on investments	(0.56)	(1.27)	(0.06)	0.91	0.41
Total from investment operations	(0.22)	(1.10)	0.12	1.21	0.78
Distributions to shareholders from
Net investment income	(0.34)	(0.17)	(0.21)	(0.31)	(0.37)
Net realized gains	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.35)	(0.29)	(0.86)	(0.34)	(0.37)
Net asset value, end of period	$11.12	$11.69	$13.08	$13.82	$12.95
Total return	(1.90)%	(8.61)%	0.70%	9.42%	6.31%
Ratios to average net assets (annualized)*
Gross expenses	0.45%	0.44%	0.44%	0.44%	0.45%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	3.06%	1.32%	1.29%	2.26%	2.92%
Supplemental data
Portfolio turnover rate[2]	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$1,476,551	$1,643,353	$1,978,164	$2,545,332	$2,513,644

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.70	$13.09	$13.83	$12.96	$12.56
Net investment income	0.29 [1]	0.13	0.13	0.26	0.33 [1]
Net realized and unrealized gains (losses) on investments	(0.55)	(1.27)	(0.06)	0.90	0.40
Total from investment operations	(0.26)	(1.14)	0.07	1.16	0.73
Distributions to shareholders from
Net investment income	(0.30)	(0.13)	(0.16)	(0.26)	(0.33)
Net realized gains	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.31)	(0.25)	(0.81)	(0.29)	(0.33)
Net asset value, end of period	$11.13	$11.70	$13.09	$13.83	$12.96
Total return	(2.22)%	(8.90)%	0.37%	9.14%	5.87%
Ratios to average net assets (annualized)*
Gross expenses	0.76%	0.74%	0.76%	0.76%	0.76%
Net expenses	0.70%	0.69%	0.70%	0.70%	0.70%
Net investment income	2.60%	0.99%	0.95%	1.92%	2.58%
Supplemental data
Portfolio turnover rate[2]	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$70,352	$177,305	$214,796	$218,522	$205,825

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.69	$13.07	$13.82	$12.94	$12.54
Net investment income	0.34 [1]	0.16	0.17	0.29	0.36
Net realized and unrealized gains (losses) on investments	(0.57)	(1.26)	(0.07)	0.92	0.40
Total from investment operations	(0.23)	(1.10)	0.10	1.21	0.76
Distributions to shareholders from
Net investment income	(0.33)	(0.16)	(0.20)	(0.30)	(0.36)
Net realized gains	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.34)	(0.28)	(0.85)	(0.33)	(0.36)
Net asset value, end of period	$11.12	$11.69	$13.07	$13.82	$12.94
Total return	(1.95)%	(8.59)%	0.58%	9.45%	6.18%
Ratios to average net assets (annualized)*
Gross expenses	0.50%	0.49%	0.49%	0.49%	0.50%
Net expenses	0.41%	0.42%	0.42%	0.42%	0.42%
Net investment income	3.05%	1.27%	1.22%	2.21%	2.86%
Supplemental data
Portfolio turnover rate[2]	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$2,635,520	$2,446,260	$2,749,647	$2,365,421	$2,343,238

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
22 | Allspring Core Bond Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Core Bond Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2023, the Fund owned 95.76% of Allspring Core Bond Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2023 are included in this report and should be read in conjunction with the Fund’s financial statements.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Core Bond Fund | 23

Notes to financial statements
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $4,724,644,500 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$0
Gross unrealized losses	(259,326,596)
Net unrealized losses	$(259,326,596)
As of May 31, 2023, the Fund had capital loss carryforwards which consist of $289,890,334 in short-term capital losses and $202,741,889 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At May 31, 2023, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$4,465,317,904
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement.  Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations.  As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2023, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
24 | Allspring Core Bond Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R	0.16
Class R4	0.08
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of  May 31, 2023,  the contractual expense caps are as follows:
	EXPENSE RATIO CAPS
	Current	Prior to April 17, 2023
Class A	0.71%	0.78%
Class C	1.46	1.53
Class R	0.96	1.03
Class R4	0.48	0.52
Class R6	0.33	0.37
Administrator Class	0.65	0.70
Institutional Class	0.38	0.42
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2023, Allspring Funds Distributor received $782 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R,and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate up to 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Allspring Core Bond Fund | 25

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio.  Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales.  Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$10,190,491,365	$7,095,020,558	$10,258,158,874	$6,737,323,863
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2023 and May 31, 2022 were as follows:
	Year ended May 31
	2023	2022
Ordinary income	$128,906,969	$80,688,093
Long-term capital gain	0	27,440,612
As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$3,615,041	$(259,326,596)	$(492,632,223)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
26 | Allspring Core Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of May 31, 2023, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
Allspring Core Bond Fund | 27

Portfolio of investments—May 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 37.26%
FHLB	1.00%	9-30-2031	$8,020,000	$6,648,135
FHLMC¤	0.00	12-14-2029	6,390,000	4,948,872
FHLMC Series 5119 Class AB	1.50	8-25-2049	3,261,933	2,598,114
FHLMC Series 5091 Class AB	1.50	3-25-2051	6,177,784	4,989,288
FHLMC Series 4205 Class PA	1.75	5-15-2043	1,680,108	1,443,663
FHLMC	2.00	6-1-2040	9,290,954	8,058,700
FHLMC	2.00	7-1-2040	9,549,503	8,282,915
FHLMC	2.00	8-1-2040	9,898,696	8,578,132
FHLMC	2.00	11-1-2040	13,123,313	11,342,077
FHLMC	2.00	12-1-2040	3,238,471	2,786,549
FHLMC	2.00	1-1-2041	2,509,931	2,166,140
FHLMC	2.00	2-1-2041	2,570,218	2,216,417
FHLMC	2.00	4-1-2041	2,832,652	2,437,448
FHLMC	2.00	7-1-2041	4,313,195	3,703,384
FHLMC	2.00	11-1-2041	4,969,707	4,249,559
FHLMC	2.00	12-1-2041	12,511,274	10,695,817
FHLMC	2.00	1-1-2042	3,282,865	2,806,489
FHLMC	2.00	2-1-2042	18,198,456	15,551,698
FHLMC	2.00	4-1-2042	9,635,448	8,241,994
FHLMC Series 2015-8 Class AP	2.00	3-25-2045	4,783,635	4,191,123
FHLMC	2.00	2-1-2047	2,138,080	1,768,309
FHLMC Series 5300 Class C	2.00	9-25-2047	5,582,908	5,118,412
FHLMC Series 5143 Class GA	2.00	6-25-2049	1,957,631	1,624,565
FHLMC	2.00	12-1-2051	1,509,421	1,248,115
FHLMC Series 4446 Class CP	2.25	3-15-2045	2,250,263	1,989,308
FHLMC (12 Month LIBOR +1.64%)±	2.30	8-1-2043	459,988	467,259
FHLMC (12 Month LIBOR +1.64%)±	2.38	7-1-2043	254,795	258,428
FHLMC	2.50	4-1-2042	1,432,148	1,253,170
FHLMC	2.50	5-1-2042	6,298,424	5,468,749
FHLMC	2.50	6-1-2042	2,219,081	1,941,306
FHLMC Series 5201 Class CA	2.50	7-25-2048	4,064,577	3,623,599
FHLMC Series 5203 Class G	2.50	11-25-2048	1,842,361	1,618,344
FHLMC Series 5178 Class TP	2.50	4-25-2049	4,607,542	4,006,186
FHLMC Series 5182 Class M	2.50	5-25-2049	2,817,810	2,470,077
FHLMC Series 5202 Class LA	2.50	5-25-2049	4,160,404	3,636,947
FHLMC Series 5217 Class CD	2.50	7-25-2049	3,489,917	3,150,364
FHLMC	2.50	9-1-2051	10,791,855	9,349,852
FHLMC	2.50	2-1-2052	1,163,732	1,001,755
FHLMC	2.50	3-1-2052	3,717,548	3,192,846
FHLMC (12 Month LIBOR +1.63%)±	2.51	11-1-2043	511,293	515,596
FHLMC (12 Month LIBOR +1.61%)±	2.56	9-1-2043	243,972	246,817
FHLMC (12 Month LIBOR +1.61%)±	2.69	10-1-2043	532,360	537,187
FHLMC (12 Month LIBOR +1.65%)±	2.81	10-1-2043	853,816	868,632
FHLMC (12 Month LIBOR +1.64%)±	2.82	5-1-2049	1,811,480	1,759,489
FHLMC	3.00	4-1-2040	2,862,545	2,633,770
FHLMC	3.00	4-1-2043	3,384,636	3,080,753
FHLMC	3.00	8-1-2043	5,108,270	4,649,623
FHLMC	3.00	9-1-2046	5,244,853	4,761,977
The accompanying notes are an integral part of these financial statements.
28 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC	3.00%	1-1-2047	$4,195,270	$3,802,965
FHLMC	3.00	2-1-2047	3,864,453	3,501,592
FHLMC Series 4719 Class LM	3.00	9-15-2047	1,900,505	1,732,033
FHLMC Series 4742 Class PA	3.00	10-15-2047	3,945,941	3,608,502
FHLMC Series 4880 Class DA	3.00	5-15-2050	3,236,893	2,972,423
FHLMC (12 Month LIBOR +1.72%)±	3.16	1-1-2044	1,005,697	1,020,678
FHLMC	3.50	6-1-2046	2,303,237	2,147,624
FHLMC	3.50	10-1-2046	1,888,498	1,765,334
FHLMC (12 Month LIBOR +1.64%)±	3.83	3-1-2049	2,409,026	2,394,149
FHLMC (30 Day Average U.S. SOFR +2.13%)±	3.91	7-1-2052	2,201,349	2,107,217
FHLMC (30 Day Average U.S. SOFR +2.14%)±	3.99	8-1-2052	3,078,802	2,921,408
FHLMC	4.00	4-1-2037	1,190,314	1,161,256
FHLMC	4.00	7-1-2049	7,585,780	7,340,827
FHLMC (30 Day Average U.S. SOFR +2.38%)±	4.12	9-1-2052	1,747,991	1,680,771
FHLMC	4.20	5-1-2053	9,241,076	8,965,070
FHLMC (30 Day Average U.S. SOFR +2.13%)±	4.30	7-1-2052	2,603,268	2,517,093
FHLMC (12 Month LIBOR +1.64%)±	4.35	9-1-2045	4,640,108	4,729,998
FHLMC (12 Month LIBOR +1.64%)±	4.47	4-1-2048	5,522,535	5,521,132
FHLMC	4.50	6-1-2039	185,646	183,952
FHLMC	4.50	7-1-2039	223,126	222,321
FHLMC (12 Month LIBOR +1.69%)±	4.80	9-1-2047	4,853,873	4,927,924
FHLMC Series 5119 Class QF (30 Day Average U.S. SOFR +0.20%)±	5.02	6-25-2051	3,924,699	3,728,361
FHLMC Series 4793 Class FD (1 Month LIBOR +0.30%)±	5.41	6-15-2048	697,968	669,173
FHLMC Series 4826 Class KF (1 Month LIBOR +0.30%)±	5.41	9-15-2048	1,450,792	1,391,689
FHLMC Series 2017-78 Class FC	5.49	10-25-2047	2,847,403	2,748,823
FHLMC Series 5004 Class FM (1 Month LIBOR +0.35%)±	5.49	8-25-2050	2,780,183	2,655,232
FHLMC (12 Month LIBOR +1.77%)±	5.50	9-1-2042	415,619	424,953
FHLMC Series 4122 Class FP	5.51	10-15-2042	3,546,737	3,462,460
FHLMC Series 4993 Class KF (1 Month LIBOR +0.45%)±	5.59	7-25-2050	12,992,454	12,418,733
FHLMC Series 4240 Class FA (1 Month LIBOR +0.50%)±	5.61	8-15-2043	4,739,133	4,637,109
FHLMC Series 4248 Class FT	5.61	9-15-2043	1,764,220	1,719,474
FHLMC Series 4631 Class FA	5.61	11-15-2046	3,356,019	3,251,131
FHLMC (12 Month LIBOR +1.69%)±	6.28	2-1-2043	674,773	684,589
FHLMC Series 1897 Class K	7.00	9-15-2026	92	92
FHLMC (12 Month LIBOR +1.65%)±	7.04	3-1-2043	408,974	415,000
FHLMC STRIPS Series 264 Class 30	3.00	7-15-2042	5,333,221	4,895,832
FHLMC STRIPS Series 271 Class F5 (1 Month LIBOR +0.50%)±	5.61	8-15-2042	1,642,440	1,601,329
FHLMC STRIPS Series 272 Class F1 (1 Month LIBOR +0.50%)±	5.61	8-15-2042	2,529,025	2,473,896
FHLMC STRIPS Series 280 Class F1 (1 Month LIBOR +0.50%)±	5.61	9-15-2042	2,604,757	2,548,135
FNMA	1.50	10-1-2041	14,102,057	11,506,409
FNMA	1.50	11-1-2041	39,487,949	32,203,376
FNMA Series 2012-151 Class NX	1.50	1-25-2043	1,968,567	1,672,016
FNMA Series 2013-11 Class AP	1.50	1-25-2043	6,317,527	5,614,527
FNMA Series 2021-27 Class EC	1.50	5-25-2051	9,971,519	7,971,203
FNMA	1.50	7-1-2051	16,947,921	13,207,877
FNMA Series 2021-78 Class ND	1.50	11-25-2051	5,673,560	4,694,934
FNMA	1.52	8-21-2035	8,018,000	5,731,867
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 29

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (30 Day Average U.S. SOFR +2.21%)±	1.60%	12-1-2051	$1,367,952	$1,226,117
FNMA Series 2015-84 Class PA	1.70	8-25-2033	7,244,834	6,545,803
FNMA Series 2013-43 Class BP	1.75	5-25-2043	2,319,805	1,995,890
FNMA Series 2016-57 Class PC	1.75	6-25-2046	14,800,419	12,436,546
FNMA	1.90	1-25-2036	7,437,000	5,512,703
FNMA Series 2016-48 Class MA	2.00	6-25-2038	7,276,445	6,575,139
FNMA	2.00	6-1-2040	3,122,071	2,708,016
FNMA	2.00	7-1-2040	9,435,615	8,184,243
FNMA	2.00	9-1-2040	10,569,730	9,151,604
FNMA	2.00	10-1-2040	11,606,090	9,987,934
FNMA	2.00	11-1-2040	10,278,449	8,882,951
FNMA	2.00	12-1-2040	57,809,526	49,919,402
FNMA	2.00	1-1-2041	19,796,730	17,085,380
FNMA	2.00	2-1-2041	11,154,183	9,589,842
FNMA	2.00	4-1-2041	1,820,274	1,569,946
FNMA	2.00	5-1-2041	21,077,451	18,133,790
FNMA	2.00	6-1-2041	1,265,840	1,087,757
FNMA	2.00	7-1-2041	19,976,730	17,153,465
FNMA	2.00	8-1-2041	1,440,108	1,235,606
FNMA	2.00	10-1-2041	7,350,869	6,316,151
FNMA	2.00	11-1-2041	3,648,001	3,120,351
FNMA	2.00	1-1-2042	7,911,025	6,762,055
FNMA	2.00	2-1-2042	59,925,135	51,262,317
FNMA	2.00	3-1-2042	20,428,849	17,448,139
FNMA	2.00	4-1-2042	3,783,074	3,238,175
FNMA	2.00	5-1-2042	2,287,910	1,959,426
FNMA	2.00	8-1-2042	4,243,799	3,626,597
FNMA	2.00	4-1-2046	10,912,591	9,061,955
FNMA	2.00	1-1-2047	1,988,089	1,646,716
FNMA	2.00	3-1-2047	14,435,281	11,952,869
FNMA Series 2022-28 Class CA	2.00	1-25-2048	3,364,826	2,987,525
FNMA Series 2020-48 Class AB	2.00	7-25-2050	3,425,106	2,851,785
FNMA Series 2020-48 Class DA	2.00	7-25-2050	7,648,837	6,432,398
FNMA	2.50	12-1-2035	12,158,044	11,255,727
FNMA	2.50	5-1-2036	6,362,879	5,882,826
FNMA	2.50	6-1-2036	7,571,080	7,000,023
FNMA	2.50	12-1-2040	6,692,380	5,947,340
FNMA	2.50	5-1-2041	7,071,057	6,249,557
FNMA	2.50	8-1-2041	3,943,812	3,442,938
FNMA	2.50	2-1-2042	4,073,812	3,616,065
FNMA	2.50	4-1-2042	8,127,868	7,112,104
FNMA	2.50	5-1-2042	5,166,221	4,520,606
FNMA	2.50	6-1-2042	4,778,874	4,180,673
FNMA	2.50	5-1-2046	1,980,284	1,723,109
FNMA Series 2018-8 Class KL	2.50	3-25-2047	2,551,358	2,250,178
FNMA Series 2022-11 Class A	2.50	7-25-2047	9,349,742	8,437,202
FNMA	2.50	12-1-2047	9,692,070	8,650,572
FNMA	2.50	10-1-2050	6,344,188	5,496,731
The accompanying notes are an integral part of these financial statements.
30 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2021-78 Class PA	2.50%	11-25-2051	$3,632,361	$3,164,934
FNMA	2.50	3-1-2052	4,644,147	3,994,277
FNMA%%	2.50	6-13-2053	47,800,000	40,862,465
FNMA (12 Month LIBOR +1.56%)±	2.80	6-1-2043	328,008	335,393
FNMA (12 Month LIBOR +1.60%)±	2.98	3-1-2050	5,551,758	5,391,894
FNMA	3.00	5-1-2040	6,630,866	6,083,890
FNMA Series 2020-45 Class JL	3.00	7-25-2040	4,204,686	3,829,593
FNMA	3.00	11-1-2042	3,569,883	3,249,053
FNMA	3.00	1-1-2043	4,302,045	3,919,103
FNMA	3.00	2-1-2043	17,435,563	15,716,706
FNMA	3.00	7-1-2043	2,767,069	2,518,343
FNMA	3.00	8-1-2043	3,844,921	3,499,314
FNMA	3.00	9-1-2043	3,016,050	2,745,284
FNMA	3.00	12-1-2043	3,617,891	3,293,031
FNMA	3.00	2-1-2044	3,700,618	3,368,357
FNMA Series 2014-25 Class EL	3.00	5-25-2044	2,387,682	2,176,289
FNMA	3.00	10-1-2044	18,722,653	16,884,761
FNMA	3.00	2-1-2045	5,953,142	5,412,824
FNMA Series 2017-13 Class PA	3.00	8-25-2046	2,076,105	1,919,645
FNMA	3.00	10-1-2046	10,781,393	9,793,878
FNMA	3.00	11-1-2046	10,877,359	9,876,981
FNMA	3.00	12-1-2046	15,023,059	13,659,667
FNMA	3.00	1-1-2047	10,716,475	9,702,603
FNMA	3.00	2-1-2047	15,216,050	13,803,920
FNMA	3.00	3-1-2047	2,165,963	1,960,456
FNMA	3.00	2-1-2048	2,612,085	2,369,989
FNMA Series 2018-14 Class KC	3.00	3-25-2048	2,541,381	2,370,907
FNMA	3.00	4-1-2048	11,867,373	10,801,924
FNMA Series 2019-25 Class PA	3.00	5-25-2048	5,421,082	4,967,332
FNMA	3.00	2-1-2049	6,396,940	5,797,095
FNMA	3.00	10-1-2049	45,406,064	41,329,105
FNMA	3.00	2-1-2050	36,016,606	32,693,216
FNMA	3.00	5-1-2050	11,039,427	10,067,272
FNMA	3.00	2-1-2055	2,023,291	1,821,421
FNMA	3.00	7-1-2060	25,755,588	22,163,570
FNMA (12 Month LIBOR +1.58%)±	3.29	10-1-2043	1,168,359	1,185,912
FNMA	3.50	3-1-2042	2,333,860	2,202,302
FNMA	3.50	4-1-2042	4,883,122	4,607,850
FNMA	3.50	11-1-2042	1,941,162	1,831,721
FNMA	3.50	12-1-2043	9,337,676	8,767,595
FNMA	3.50	2-1-2046	5,072,345	4,757,096
FNMA	3.50	7-1-2047	23,866,102	22,521,712
FNMA	3.50	7-1-2048	1,648,435	1,531,413
FNMA Series 2018-85 Class EA	3.50	12-25-2048	2,042,034	1,943,271
FNMA	3.50	4-1-2050	13,350,907	12,463,477
FNMA (30 Day Average U.S. SOFR +2.37%)±	3.68	8-1-2052	3,389,796	3,235,082
FNMA (30 Day Average U.S. SOFR +2.12%)±	3.97	8-1-2052	2,239,051	2,129,713
FNMA	4.00	1-1-2027	9,208,935	9,044,781
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 31

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	4.00%	9-1-2033	$1,354,190	$1,326,191
FNMA	4.00	3-1-2035	22,344,366	21,945,215
FNMA	4.00	10-1-2037	982,374	964,631
FNMA	4.00	6-1-2038	1,843,617	1,810,367
FNMA	4.00	9-1-2045	586,593	570,714
FNMA	4.00	1-1-2046	4,204,784	4,090,964
FNMA	4.00	4-1-2047	1,072,082	1,032,527
FNMA	4.00	10-1-2047	895,670	870,728
FNMA	4.00	7-1-2048	13,238,239	12,768,835
FNMA	4.00	12-1-2048	2,119,854	2,065,623
FNMA	4.00	5-1-2049	2,210,777	2,137,966
FNMA (12 Month LIBOR +1.58%)±	4.04	6-1-2045	1,516,698	1,523,293
FNMA (30 Day Average U.S. SOFR +2.12%)±	4.14	9-1-2052	4,581,338	4,462,492
FNMA (30 Day Average U.S. SOFR +2.13%)±	4.15	10-1-2052	11,446,063	11,130,632
FNMA (30 Day Average U.S. SOFR +2.12%)±	4.17	7-1-2052	5,457,918	5,230,235
FNMA (12 Month LIBOR +1.58%)±	4.18	1-1-2046	3,760,890	3,779,126
FNMA (30 Day Average U.S. SOFR +2.37%)±	4.23	9-1-2052	1,673,583	1,618,371
FNMA (30 Day Average U.S. SOFR +2.13%)±	4.25	11-1-2052	3,871,798	3,776,422
FNMA (30 Day Average U.S. SOFR +2.13%)±	4.31	8-1-2052	6,195,463	6,017,794
FNMA (30 Day Average U.S. SOFR +2.12%)±	4.36	7-1-2052	5,799,334	5,639,898
FNMA	4.50	6-1-2041	173,703	172,750
FNMA	4.50	3-1-2043	2,242,280	2,229,982
FNMA	4.50	10-1-2045	3,499,348	3,458,512
FNMA	4.50	2-1-2046	90,265	89,107
FNMA	4.50	7-1-2048	3,459,304	3,416,971
FNMA	4.50	11-1-2048	1,517,127	1,512,466
FNMA (30 Day Average U.S. SOFR +2.13%)±	4.62	8-1-2052	6,683,648	6,548,371
FNMA (30 Day Average U.S. SOFR +2.12%)±	4.64	8-1-2052	5,157,796	5,034,630
FNMA (30 Day Average U.S. SOFR +2.13%)±	4.66	8-1-2052	5,058,711	4,962,563
FNMA Series 2015-32 Class FA (1 Month LIBOR +0.30%)±	5.44	5-25-2045	2,283,043	2,208,097
FNMA Series 2015-26 Class GF (1 Month LIBOR +0.30%)±	5.44	5-25-2045	3,775,534	3,667,879
FNMA Series 2015-48 Class FB (1 Month LIBOR +0.30%)±	5.44	7-25-2045	2,830,482	2,741,851
FNMA Series 2018-85 Class FE (1 Month LIBOR +0.30%)±	5.44	12-25-2048	6,350,690	6,152,985
FNMA Series 2012-133 Class JF (1 Month LIBOR +0.35%)±	5.49	12-25-2042	2,167,937	2,107,256
FNMA Series 2013-15 Class FA (1 Month LIBOR +0.35%)±	5.49	3-25-2043	2,632,441	2,561,487
FNMA Series 2015-20 Class EF (1 Month LIBOR +0.35%)±	5.49	4-25-2045	6,060,111	5,879,177
FNMA	5.50	9-1-2052	4,321,643	4,457,115
FNMA%%	5.50	6-13-2053	16,000,000	15,990,000
FNMA Series 2019-43 Class FC (1 Month LIBOR +0.40%)±	5.54	8-25-2049	2,896,330	2,794,550
FNMA Series 2019-67 Class FB (1 Month LIBOR +0.45%)±	5.59	11-25-2049	1,427,804	1,380,990
FNMA Series 2020-34 Class F (1 Month LIBOR +0.45%)±	5.59	6-25-2050	1,989,081	1,917,876
FNMA Series 2019-15 Class FA (1 Month LIBOR +0.50%)±	5.64	4-25-2049	1,439,267	1,396,060
FNMA	6.00	2-1-2029	1,125	1,139
FNMA	6.00	3-1-2033	15,156	15,637
FNMA	6.00	11-1-2033	5,231	5,406
FNMA%%	6.00	6-13-2053	36,900,000	37,332,422
FNMA%%	6.00	7-13-2053	50,300,000	50,881,594
FNMA%%	6.00	8-14-2053	68,100,000	68,834,203
The accompanying notes are an integral part of these financial statements.
32 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (12 Month LIBOR +1.64%)±	6.13%	1-1-2043	$247,831	$251,640
FNMA	6.50	11-1-2052	1,850,900	1,960,146
FNMA	6.50	12-1-2052	1,337,452	1,419,809
FNMA	6.50	2-1-2053	981,567	1,042,011
FNMA (12 Month LIBOR +1.56%)±	6.95	3-1-2043	57,068	56,598
FNMA	7.00	2-1-2053	3,745,930	3,871,638
FNMA Interest STRIPS Series 414 Class A35	3.50	10-25-2042	4,856,395	4,582,533
FNMA Principal STRIPS¤	0.00	11-15-2030	18,777,000	13,840,124
GNMA Series 2021-23 Class MG	1.50	2-20-2051	7,521,143	6,214,892
GNMA Series 2022-205 Class A	2.00	9-20-2051	4,350,884	3,546,300
GNMA Series 2017-167 Class BQ	2.50	8-20-2044	2,516,847	2,303,486
GNMA Series 2022-31 Class GH	2.50	12-20-2049	7,909,274	7,025,070
GNMA Series 2022-107 Class C	2.50	6-20-2051	11,846,710	10,106,939
GNMA Series 2022-50 Class DC	2.50	8-20-2051	3,606,518	3,108,751
GNMA Series 2022-84 Class A	2.50	1-20-2052	4,187,758	3,595,282
GNMA	3.00	6-20-2043	4,233,969	3,832,267
GNMA	3.00	8-20-2043	1,332,693	1,206,249
GNMA	3.00	10-20-2046	608,149	544,198
GNMA	3.00	12-20-2046	2,149,652	1,923,784
GNMA	3.00	1-20-2047	2,445,552	2,187,735
GNMA	3.00	3-20-2047	2,376,967	2,126,404
GNMA	3.00	4-20-2047	3,297,581	2,949,974
GNMA	3.00	5-20-2047	575,078	514,455
GNMA	3.00	7-20-2047	2,397,176	2,144,475
GNMA	3.00	9-20-2047	1,823,430	1,631,197
GNMA	3.00	11-15-2047	11,042,226	10,207,911
GNMA	3.00	11-20-2047	871,520	779,641
GNMA	3.00	12-20-2047	236,318	211,404
GNMA	3.00	1-20-2048	1,402,836	1,254,944
GNMA	3.00	2-20-2048	1,059,784	948,809
GNMA	3.00	3-20-2048	362,557	324,336
GNMA	3.00	10-20-2050	9,557,438	8,625,093
GNMA	3.50	1-20-2048	2,315,603	2,176,792
GNMA	4.00	3-20-2048	633,079	604,330
GNMA	4.00	4-20-2048	2,312,800	2,207,878
GNMA	4.50	8-15-2047	401,327	401,596
GNMA	4.50	6-20-2048	2,485,462	2,447,085
GNMA	4.50	2-20-2049	2,849,868	2,734,088
GNMA Series 2012-141 Class WA±±	4.52	11-16-2041	797,704	783,362
GNMA Series 2021-8 Class CY	5.00	1-20-2051	931,452	929,861
GNMA Series 2021-27 Class CW±±	5.00	2-20-2051	1,410,482	1,407,895
GNMA Series 2021-27 Class BD	5.00	2-20-2051	2,370,876	2,401,432
GNMA Series 2021-27 Class Q	5.00	2-20-2051	2,498,704	2,456,912
GNMA Series 2021-27 Class NT	5.00	2-20-2051	2,877,815	2,821,535
GNMA Series 2022-197 Class LF (30 Day Average U.S. SOFR +0.70%)±	5.63	11-20-2052	10,270,943	10,216,231
GNMA	6.00	1-20-2053	4,902,916	5,026,090
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 33

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA%%	6.00%	6-20-2053	$39,400,000	$39,775,531
GNMA%%	6.00	7-20-2053	39,000,000	39,353,437
Total agency securities (Cost $1,790,403,880)				1,737,506,349
Asset-backed securities: 10.93%
Ally Auto Receivables Trust Series 2022-3 Class A4	5.07	6-15-2031	1,860,000	1,868,092
American Express Credit Account Master Trust Series 2022-3 Class A	3.75	8-15-2027	2,972,000	2,903,055
Americredit Automobile Receivables Trust Series 2023-1 Class A3	5.62	11-18-2027	4,948,000	4,961,911
AmeriCredit Automobile Receivables Trust Series 2022-1 Class A3	2.45	11-18-2026	1,432,000	1,381,058
AmeriCredit Automobile Receivables Trust Series 2022-2 Class A3	4.38	4-18-2028	3,567,000	3,506,537
Avis Budget Rental Car Funding AESOP LLC Series 2021-2A Class A144A	1.66	2-20-2028	3,391,000	2,985,654
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A Class A144A	2.36	3-20-2026	3,825,000	3,613,401
Avis Budget Rental Car Funding AESOP LLC Series 2022-4A Class A144A	4.77	2-20-2029	1,924,000	1,878,219
Avis Budget Rental Car Funding AESOP LLC Series 2023-2A Class A144A	5.20	10-20-2027	4,141,000	4,110,009
Avis Budget Rental Car Funding AESOP LLC Series 2023-1A Class A144A	5.25	4-20-2029	7,384,000	7,324,448
Avis Budget Rental Car Funding AESOP LLC Series 2023-4A Class A144A	5.49	6-20-2029	8,703,000	8,681,048
Avis Budget Rental Car Funding AESOP LLC Series 2023-6A Class A144A%%	5.81	12-20-2029	7,132,000	7,102,469
Barclays Dryrock Issuance Trust Series 2023-1 Class A	4.72	2-15-2029	4,148,000	4,130,034
BMW Vehicle Lease Trust Series 2023-1 Class A4	5.07	6-25-2026	2,481,000	2,470,502
Capital One Multi-Asset Execution Trust Series 2022-A2 Class A	3.49	5-15-2027	5,110,000	4,973,109
Capital One Multi-Asset Execution Trust Series 2023-A1 Class A	4.42	5-15-2028	8,407,000	8,356,298
Capital One Prime Auto Receivables Trust Series 2023-1 Class A4	4.76	8-15-2028	3,423,000	3,414,336
Capital One Prime Auto Receivables Trust Series 2023-1 Class A3	4.87	2-15-2028	10,269,000	10,241,672
Chase Auto Owner Trust Series 2022-AA Class A4144A	3.99	3-27-2028	2,419,000	2,365,830
College Avenue Student Loans LLC Series 2019-A Class A2144A	3.28	12-28-2048	2,005,001	1,845,553
College Avenue Student Loans LLC Series 2018-A Class A2144A	4.13	12-26-2047	1,193,743	1,129,613
College Avenue Student Loans LLC Series 2017-A Class A1 (1 Month LIBOR +1.65%)144A±	6.79	11-26-2046	1,425,501	1,421,563
Discover Card Execution Note Trust Series 2022-A3 Class A3	3.56	7-15-2027	10,261,000	9,988,904
Discover Card Execution Note Trust Series 2023-A1 Class A	4.31	3-15-2028	8,282,000	8,187,360
Discover Card Execution Note Trust Series 2022-A4 Class A	5.03	10-15-2027	1,476,000	1,482,542
Enterprise Fleet Financing LLC Series 2023-1 Class A3144A	5.42	10-22-2029	3,036,000	3,056,367
Enterprise Fleet Financing LLC Series 2023-1 Class A2144A	5.51	1-22-2029	4,926,000	4,910,959
Ford Credit Auto Lease Trust Series 2023-A Class A4	4.83	5-15-2026	2,649,000	2,628,038
Ford Credit Auto Owner Trust Series 2022-1 Class A144A	3.88	11-15-2034	11,752,000	11,329,486
Ford Credit Auto Owner Trust Series 2022-C Class A4	4.59	12-15-2027	4,273,000	4,237,645
Ford Credit Auto Owner Trust Series 2023-A Class A3	4.65	2-15-2028	7,598,000	7,564,317
Ford Credit Auto Owner Trust Series 2023-1 Class A144A	4.85	8-15-2035	12,829,000	12,782,816
Ford Credit Auto Owner Trust Series 2022-D Class A4	5.30	3-15-2028	1,673,000	1,688,278
The accompanying notes are an integral part of these financial statements.
34 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Ford Credit Floorplan Master Owner Trust A Series 2023-1 Class A1144A	4.92%	5-15-2028	$10,176,000	$10,115,669
GM Financial Automobile Leasing Trust Series 2023-2 Class A3	5.05	7-20-2026	4,944,000	4,928,570
GM Financial Automobile Leasing Trust Series 2023-2 Class A4	5.09	5-20-2027	2,343,000	2,339,856
GM Financial Automobile Leasing Trust Series 2023-1 Class A4	5.16	1-20-2027	3,702,000	3,698,882
GM Financial Consumer Automobile Receivables Trust Series 2022-2 Class A3	3.10	2-16-2027	8,146,000	7,888,691
GM Financial Consumer Automobile Receivables Trust Series 2022-2 Class A4	3.25	4-17-2028	5,291,000	5,078,288
GM Financial Consumer Automobile Receivables Trust Series 2022-4 Class A3	4.82	8-16-2027	3,022,000	3,004,644
GM Financial Revolving Receivables Trust Series 2023-1 Class A144A	5.12	4-11-2035	6,953,000	6,988,334
GM Financial Revolving Receivables Trust Series 2022-1 Class A144A	5.91	10-11-2035	4,422,000	4,601,009
Hertz Vehicle Financing III LLC Series 2022-1A Class A144A	1.99	6-25-2026	8,169,000	7,612,127
Hertz Vehicle Financing III LLC Series 2023-2A Class A144A	5.57	9-25-2029	8,139,000	8,250,454
Hertz Vehicle Financing III LP Series 2021-2A Class A144A	1.68	12-27-2027	4,377,000	3,851,517
Hertz Vehicle Financing LLC Series 2022-4A Class A144A	3.73	9-25-2026	1,924,000	1,846,475
Honda Auto Receivables Owner Trust Series 2022-2 Class A4	3.76	12-18-2028	2,317,000	2,252,220
Honda Auto Receivables Owner Trust Series 2023-2 Class A4	4.91	9-17-2029	1,358,000	1,360,739
Honda Auto Receivables Owner Trust Series 2023-1 Class A4	4.97	6-21-2029	4,278,000	4,304,429
Honda Auto Receivables Owner Trust Series 2023-1 Class A3	5.04	4-21-2027	8,900,000	8,905,207
Hyundai Auto Lease Securitization Trust Series 2022-C Class A4144A	4.48	8-17-2026	4,938,000	4,863,839
Hyundai Auto Lease Securitization Trust Series 2023-B Class A4144A	5.17	4-15-2027	3,749,000	3,727,943
Hyundai Auto Receivables Trust Series 2021-C Class A4	1.03	12-15-2027	2,976,000	2,732,863
Hyundai Auto Receivables Trust Series 2022-A Class A3	2.22	10-15-2026	5,544,000	5,320,583
Hyundai Auto Receivables Trust Series 2022-A Class A4	2.35	4-17-2028	1,708,000	1,605,217
Hyundai Auto Receivables Trust Series 2023-A Class A4	4.48	7-17-2028	3,320,000	3,291,650
Mercedes-Benz Auto Lease Trust Series 2023-A Class A3	4.74	1-15-2027	5,034,000	4,980,925
Mercedes-Benz Auto Receivables Trust Series 2023-1 Class A4	4.31	4-16-2029	2,935,000	2,897,323
Mercedes-Benz Auto Receivables Trust Series 2022-1 Class A4	5.25	2-15-2029	3,874,000	3,922,603
Navient Private Education Loan Trust Series 2014-AA Class A3 (1 Month LIBOR +1.60%)144A±	6.71	10-15-2031	2,117,175	2,114,065
Navient Private Education Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%)144A±	7.26	12-15-2045	954,007	958,138
Navient Private Education Refinance Loan Trust Series 2021-A Class A144A	0.84	5-15-2069	855,847	750,216
Navient Private Education Refinance Loan Trust Series 2021-BA Class A144A	0.94	7-15-2069	1,309,506	1,141,554
Navient Private Education Refinance Loan Trust Series 2021-EA Class A144A	0.97	12-16-2069	7,397,512	6,313,037
Navient Private Education Refinance Loan Trust Series 2021-CA Class A144A	1.06	10-15-2069	5,416,248	4,718,790
Navient Private Education Refinance Loan Trust Series 2021-FA Class A144A	1.11	2-18-2070	4,763,832	4,049,568
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 35

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Navient Private Education Refinance Loan Trust Series 2020-GA Class A144A	1.17%	9-16-2069	$2,596,547	$2,316,283
Navient Private Education Refinance Loan Trust Series 2020-IA Class A1A144A	1.33	4-15-2069	1,509,410	1,341,938
Navient Private Education Refinance Loan Trust Series 2020-BA Class A2144A	2.12	1-15-2069	2,103,706	1,924,294
Navient Private Education Refinance Loan Trust Series 2022-A Class A144A	2.23	7-15-2070	3,417,366	3,001,850
Navient Private Education Refinance Loan Trust Series 2019-FA Class A2144A	2.60	8-15-2068	3,179,636	2,946,372
Navient Private Education Refinance Loan Trust Series 2019-D Class A2A144A	3.01	12-15-2059	5,877,094	5,486,769
Navient Private Education Refinance Loan Trust Series 2019-CA Class A2144A	3.13	2-15-2068	2,416,863	2,294,850
Navient Private Education Refinance Loan Trust Series 2019-A Class A2A144A	3.42	1-15-2043	2,764,127	2,663,800
Navient Private Education Refinance Loan Trust Series 2018-CA Class A2144A	3.52	6-16-2042	162,709	159,539
Navient Private Education Refinance Loan Trust Series 2018-DA Class A2A144A	4.00	12-15-2059	2,866,334	2,748,821
Navient Student Loan Trust Series 2021-3A Class A1A144A	1.77	8-25-2070	5,090,727	4,472,064
Navient Student Loan Trust Series 2019-BA Class A2A144A	3.39	12-15-2059	4,478,159	4,255,449
Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%)±	5.05	3-23-2037	9,695,221	9,470,098
Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%)±	5.07	12-24-2035	7,334,224	7,176,363
Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%)±	5.13	3-22-2032	1,872,848	1,806,450
Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%)±	5.37	10-25-2033	9,841,267	9,507,574
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%)±	5.42	1-25-2037	3,461,912	3,401,873
Nelnet Student Loan Trust Series 2004-3 Class A5 (3 Month LIBOR +0.18%)±	5.44	10-27-2036	1,184,399	1,153,972
Nissan Auto Receivables Owner Trust Series 2022-B Class A4	4.45	11-15-2029	2,437,000	2,410,392
Nissan Auto Receivables Owner Trust Series 2023-A Class A4	4.85	6-17-2030	1,724,000	1,749,306
PenFed Auto Receivables Owner Trust Series 2022-A Class A3144A	3.96	4-15-2026	3,548,000	3,483,534
PenFed Auto Receivables Owner Trust Series 2022-A Class A4144A	4.18	12-15-2028	1,743,000	1,707,687
Santander Drive Auto Receivables Trust Series 2022-2 Class A3	2.98	10-15-2026	8,571,108	8,459,130
Santander Drive Auto Receivables Trust Series 2022-3 Class A3	3.40	12-15-2026	3,524,000	3,469,847
Santander Drive Auto Receivables Trust Series 2022-5 Class A3	4.11	8-17-2026	4,588,000	4,533,007
Santander Drive Auto Receivables Trust Series 2022-4 Class A3	4.14	2-16-2027	5,140,000	5,065,039
Santander Drive Auto Receivables Trust Series 2022-6 Class A3	4.49	11-16-2026	8,785,000	8,671,475
Santander Drive Auto Receivables Trust Series 2022-7 Class A3	5.75	4-15-2027	1,964,000	1,965,591
SMB Private Education Loan Trust Series 2021-A Class APT1144A	1.07	1-15-2053	6,801,045	5,965,292
SMB Private Education Loan Trust Series 2020-B Class A1A144A	1.29	7-15-2053	2,573,697	2,301,060
SMB Private Education Loan Trust Series 2021-B Class A144A	1.31	7-17-2051	2,488,094	2,208,053
The accompanying notes are an integral part of these financial statements.
36 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SMB Private Education Loan Trust Series 2021-D Class A1A144A	1.34%	3-17-2053	$6,837,204	$6,080,052
SMB Private Education Loan Trust Series 2020-PTA Class A2A144A	1.60	9-15-2054	4,005,688	3,588,966
SMB Private Education Loan Trust Series 2020-PTB Class A2A144A	1.60	9-15-2054	11,530,624	10,309,320
SMB Private Education Loan Trust Series 2021-E Class A1A144A	1.68	2-15-2051	5,479,444	4,927,125
SMB Private Education Loan Trust Series 2016-B Class A2A144A	2.43	2-17-2032	943,673	906,918
SMB Private Education Loan Trust Series 2019-A Class A2A144A	3.44	7-15-2036	2,492,027	2,387,323
SMB Private Education Loan Trust Series 2018-C Class A2A144A	3.63	11-15-2035	1,773,585	1,695,158
SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%)144A±	6.21	9-15-2034	823,605	820,569
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%)144A±	6.56	2-17-2032	735,631	735,196
SMB Private Education Loan Trust Series 2023-B Class A1B144A	6.79	10-16-2056	4,329,000	4,332,896
SoFi Professional Loan Program LLC Series 2021-A Class AFX144A	1.03	8-17-2043	1,615,306	1,371,296
SoFi Professional Loan Program LLC Series 2021-B Class AFX144A	1.14	2-15-2047	3,750,291	3,158,869
SoFi Professional Loan Program LLC Series 2020-C Class AFX144A	1.95	2-15-2046	444,451	401,032
SoFi Professional Loan Program LLC Series 2017-D Class A2FX144A	2.65	9-25-2040	99,713	95,100
SoFi Professional Loan Program LLC Series 2017-E Class A2B144A	2.72	11-26-2040	16,892	16,844
Synchrony Card Funding LLC Series 2022-A2 Class A	3.86	7-15-2028	2,737,000	2,677,227
T-Mobile U.S. Trust Series 2022-1A Class A144A	4.91	5-22-2028	3,719,000	3,703,101
Toyota Auto Receivables Owner Trust Series 2022-B Class A4	3.11	8-16-2027	3,985,000	3,806,220
Toyota Auto Receivables Owner Trust Series 2022-C Class A4	3.77	2-15-2028	3,857,000	3,742,803
Toyota Auto Receivables Owner Trust Series 2023-A Class A4	4.42	8-15-2028	2,768,000	2,741,876
Toyota Auto Receivables Owner Trust Series 2023-B Class A3	4.71	2-15-2028	4,376,000	4,363,904
Toyota Auto Receivables Owner Trust Series 2022-D Class A4	5.43	4-17-2028	2,132,000	2,168,987
Verizon Master Trust Series 2022-2 Class A	1.53	7-20-2028	3,146,000	2,961,435
Verizon Master Trust Series 2022-4 Class A	3.40	11-20-2028	6,886,000	6,678,041
Verizon Master Trust Series 2022-6 Class A	3.67	1-22-2029	6,257,000	6,088,608
Verizon Master Trust Series 2023-1 Class A	4.49	1-22-2029	6,417,000	6,355,352
Verizon Master Trust Series 2023-2 Class A	4.89	4-13-2028	2,391,000	2,382,218
World Omni Select Auto Trust Series 2023-A Class A2A	5.92	3-15-2027	4,126,000	4,125,898
Total asset-backed securities (Cost $527,432,912)				509,676,654
Corporate bonds and notes: 18.87%
Basic materials: 0.17%
Chemicals: 0.10%
Dow Chemical Co.	6.90	5-15-2053	1,654,000	1,843,252
Rohm & Haas Co.	7.85	7-15-2029	2,735,000	3,091,520
				4,934,772
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 37

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Mining: 0.07%
Glencore Funding LLC144A	2.63%	9-23-2031	$764,000	$615,145
Glencore Funding LLC144A	5.70	5-8-2033	2,532,000	2,507,257
				3,122,402
Communications: 1.63%
Internet: 0.14%
Meta Platforms, Inc.	5.60	5-15-2053	3,340,000	3,337,861
Meta Platforms, Inc.	5.75	5-15-2063	3,340,000	3,325,060
				6,662,921
Media: 0.31%
Charter Communications Operating LLC/Charter Communications Operating Capital	3.50	6-1-2041	910,000	600,491
Charter Communications Operating LLC/Charter Communications Operating Capital	3.50	3-1-2042	5,744,000	3,751,057
Comcast Corp.	2.99	11-1-2063	1,982,000	1,228,563
Comcast Corp.	4.05	11-1-2052	1,708,000	1,398,812
Comcast Corp.	5.35	11-15-2027	3,481,000	3,580,402
Comcast Corp.	5.50	11-15-2032	876,000	918,460
Discovery Communications LLC	4.00	9-15-2055	1,852,000	1,176,104
Paramount Global	4.95	5-19-2050	2,139,000	1,591,739
				14,245,628
Telecommunications: 1.18%
AT&T, Inc.	3.50	6-1-2041	1,693,000	1,291,983
AT&T, Inc.	3.65	9-15-2059	1,658,000	1,135,549
AT&T, Inc.	3.80	12-1-2057	4,769,000	3,393,156
AT&T, Inc.%%	5.40	2-15-2034	9,976,000	9,993,806
T-Mobile USA, Inc.	1.50	2-15-2026	1,186,000	1,077,098
T-Mobile USA, Inc.	2.25	2-15-2026	3,699,000	3,428,666
T-Mobile USA, Inc.	2.55	2-15-2031	2,648,000	2,215,038
T-Mobile USA, Inc.	2.88	2-15-2031	45,000	38,450
T-Mobile USA, Inc.	3.50	4-15-2031	27,000	24,050
T-Mobile USA, Inc.	3.75	4-15-2027	5,635,000	5,353,240
T-Mobile USA, Inc.	4.80	7-15-2028	3,518,000	3,471,821
T-Mobile USA, Inc.	4.95	3-15-2028	3,514,000	3,500,944
T-Mobile USA, Inc.	5.05	7-15-2033	4,397,000	4,335,614
T-Mobile USA, Inc.	5.65	1-15-2053	5,383,000	5,375,558
Verizon Communications, Inc.	2.36	3-15-2032	4,399,000	3,547,649
Verizon Communications, Inc.	2.65	11-20-2040	2,219,000	1,523,245
Verizon Communications, Inc.	5.05	5-9-2033	5,278,000	5,223,825
				54,929,692
Consumer, cyclical: 1.32%
Auto manufacturers: 0.61%
Ford Motor Credit Co. LLC	2.90	2-10-2029	2,838,000	2,307,085
Ford Motor Credit Co. LLC	6.80	5-12-2028	2,066,000	2,044,573
General Motors Co.	5.20	4-1-2045	1,414,000	1,176,140
The accompanying notes are an integral part of these financial statements.
38 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Auto manufacturers (continued)
General Motors Financial Co., Inc.	3.10%	1-12-2032	$1,183,000	$953,561
General Motors Financial Co., Inc.	5.85	4-6-2030	2,645,000	2,618,881
Hyundai Capital America144A	0.80	1-8-2024	1,393,000	1,351,062
Hyundai Capital America144A	1.30	1-8-2026	3,340,000	2,995,210
Hyundai Capital America144A	5.50	3-30-2026	4,412,000	4,412,514
Hyundai Capital America144A	5.60	3-30-2028	5,511,000	5,530,055
Toyota Motor Credit Corp.	4.55	5-17-2030	5,282,000	5,211,629
				28,600,710
Entertainment: 0.20%
Warnermedia Holdings, Inc.	5.05	3-15-2042	3,477,000	2,813,143
Warnermedia Holdings, Inc.	5.14	3-15-2052	6,185,000	4,827,015
Warnermedia Holdings, Inc.	5.39	3-15-2062	2,193,000	1,705,872
				9,346,030
Leisure time: 0.06%
Harley-Davidson Financial Services, Inc. Series CO144A	6.50	3-10-2028	2,645,000	2,652,871
Retail: 0.45%
Lowe’s Cos., Inc.	4.25	4-1-2052	3,322,000	2,657,617
Lowe’s Cos., Inc.	5.15	7-1-2033	4,858,000	4,846,803
Lowe’s Cos., Inc.	5.63	4-15-2053	4,303,000	4,201,330
Lowe’s Cos., Inc.	5.75	7-1-2053	1,767,000	1,751,067
Lowe’s Cos., Inc.	5.85	4-1-2063	883,000	859,239
Walmart, Inc.	4.10	4-15-2033	4,419,000	4,325,244
Walmart, Inc.	4.50	4-15-2053	2,652,000	2,541,742
				21,183,042
Consumer, non-cyclical: 3.82%
Agriculture: 0.71%
Bunge Ltd. Finance Corp.	1.63	8-17-2025	1,817,000	1,677,192
Philip Morris International, Inc.	4.88	2-13-2026	2,855,000	2,849,299
Philip Morris International, Inc.	4.88	2-15-2028	7,637,000	7,609,977
Philip Morris International, Inc.	5.00	11-17-2025	3,740,000	3,745,880
Philip Morris International, Inc.	5.13	11-17-2027	5,609,000	5,666,747
Philip Morris International, Inc.	5.13	2-15-2030	5,741,000	5,681,738
Philip Morris International, Inc.	5.38	2-15-2033	4,775,000	4,743,252
Philip Morris International, Inc.	5.75	11-17-2032	898,000	920,328
				32,894,413
Beverages: 0.40%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70	2-1-2036	9,769,000	9,569,427
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.90	2-1-2046	2,552,000	2,423,621
Anheuser-Busch InBev Worldwide, Inc.	4.38	4-15-2038	4,697,000	4,402,513
Constellation Brands, Inc.	4.90	5-1-2033	2,550,000	2,505,197
				18,900,758
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 39

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Biotechnology: 0.67%
Amgen, Inc.	5.15%	3-2-2028	$5,283,000	$5,326,695
Amgen, Inc.	5.25	3-2-2025	8,796,000	8,820,470
Amgen, Inc.	5.25	3-2-2033	881,000	884,112
Amgen, Inc.	5.65	3-2-2053	9,986,000	9,989,743
Gilead Sciences, Inc.	1.65	10-1-2030	1,584,000	1,293,254
Gilead Sciences, Inc.	2.60	10-1-2040	2,741,000	1,958,834
Gilead Sciences, Inc.	4.00	9-1-2036	1,410,000	1,281,970
Gilead Sciences, Inc.	4.60	9-1-2035	2,002,000	1,931,913
				31,486,991
Commercial services: 0.06%
Quanta Services, Inc.	0.95	10-1-2024	3,148,000	2,946,809
Cosmetics/Personal Care: 0.30%
Kenvue, Inc.144A	4.90	3-22-2033	7,049,000	7,177,915
Kenvue, Inc.144A	5.05	3-22-2028	3,524,000	3,599,420
Kenvue, Inc.144A	5.05	3-22-2053	2,202,000	2,216,560
Kenvue, Inc.144A	5.20	3-22-2063	881,000	884,829
				13,878,724
Healthcare-products: 0.13%
Abbott Laboratories	1.40	6-30-2030	3,964,000	3,257,550
Abbott Laboratories	4.75	11-30-2036	2,646,000	2,663,435
				5,920,985
Healthcare-services: 0.72%
HCA, Inc.144A	4.63	3-15-2052	1,688,000	1,359,448
HCA, Inc.	5.20	6-1-2028	8,161,000	8,110,538
HCA, Inc.	5.90	6-1-2053	3,992,000	3,847,687
Roche Holdings, Inc.144A	2.08	12-13-2031	4,610,000	3,846,444
UnitedHealth Group, Inc.	3.05	5-15-2041	829,000	636,106
UnitedHealth Group, Inc.	3.25	5-15-2051	2,617,000	1,909,209
UnitedHealth Group, Inc.	4.00	5-15-2029	3,351,000	3,240,191
UnitedHealth Group, Inc.	4.50	4-15-2033	2,737,000	2,685,374
UnitedHealth Group, Inc.	5.05	4-15-2053	1,641,000	1,611,152
UnitedHealth Group, Inc.	5.20	4-15-2063	1,821,000	1,782,714
UnitedHealth Group, Inc.	5.88	2-15-2053	4,208,000	4,601,044
				33,629,907
Pharmaceuticals: 0.83%
AbbVie, Inc.	4.05	11-21-2039	1,871,000	1,604,647
AbbVie, Inc.	4.25	11-21-2049	8,986,000	7,611,212
AbbVie, Inc.	4.30	5-14-2036	1,146,000	1,056,146
AbbVie, Inc.	4.45	5-14-2046	1,166,000	1,005,016
AbbVie, Inc.	4.55	3-15-2035	2,641,000	2,517,419
Astrazeneca Finance LLC	4.88	3-3-2028	3,862,000	3,911,132
Astrazeneca Finance LLC	4.90	3-3-2030	5,278,000	5,357,346
Cigna Group	5.40	3-15-2033	2,197,000	2,240,638
The accompanying notes are an integral part of these financial statements.
40 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals (continued)
CVS Health Corp.	4.88%	7-20-2035	$518,000	$493,512
CVS Health Corp.%%	5.88	6-1-2053	2,098,000	2,107,147
Eli Lilly & Co.	4.70	2-27-2033	1,762,000	1,794,223
Eli Lilly & Co.	4.88	2-27-2053	2,641,000	2,660,595
Eli Lilly & Co.	4.95	2-27-2063	1,232,000	1,223,334
Merck & Co., Inc.	4.50	5-17-2033	1,784,000	1,780,106
Merck & Co., Inc.	5.00	5-17-2053	1,784,000	1,795,539
Merck & Co., Inc.	5.15	5-17-2063	1,338,000	1,349,950
				38,507,962
Energy: 0.97%
Oil & gas: 0.39%
BP Capital Markets America, Inc.	4.81	2-13-2033	9,666,000	9,557,661
Exxon Mobil Corp.	3.45	4-15-2051	4,432,000	3,400,770
Exxon Mobil Corp.	4.33	3-19-2050	5,833,000	5,214,132
				18,172,563
Pipelines: 0.58%
Energy Transfer LP	4.40	3-15-2027	781,000	753,849
Energy Transfer LP	4.95	5-15-2028	5,833,000	5,695,001
Energy Transfer LP	5.30	4-15-2047	4,562,000	3,864,070
Energy Transfer LP	5.40	10-1-2047	1,340,000	1,151,985
Energy Transfer LP	5.75	2-15-2033	6,414,000	6,431,453
Energy Transfer LP	6.13	12-15-2045	1,410,000	1,313,935
MPLX LP	4.95	3-14-2052	3,270,000	2,691,860
MPLX LP	5.00	3-1-2033	5,302,000	5,101,120
				27,003,273
Financial: 5.45%
Banks: 3.25%
Bank of America Corp. (U.S. SOFR +0.96%)±	1.73	7-22-2027	8,776,000	7,826,458
Bank of America Corp. (3 Month LIBOR +1.04%)±	3.42	12-20-2028	15,869,000	14,593,009
Bank of America Corp. (U.S. SOFR +1.29%)±	5.08	1-20-2027	7,776,000	7,717,527
Bank of America Corp. (U.S. SOFR +1.63%)±	5.20	4-25-2029	7,763,000	7,735,782
Bank of America Corp. (U.S. SOFR +1.91%)±	5.29	4-25-2034	16,110,000	16,007,762
Bank of New York Mellon Corp. (U.S. SOFR +1.03%)±	4.95	4-26-2027	10,565,000	10,530,227
Bank of New York Mellon Corp. Series J (U.S. SOFR +1.61%)±	4.97	4-26-2034	9,684,000	9,628,328
Citigroup, Inc.	6.17	5-25-2034	10,498,000	10,646,525
Goldman Sachs Group, Inc. (U.S. SOFR +0.91%)±	1.95	10-21-2027	3,923,000	3,493,836
KeyBank NA	5.00	1-26-2033	5,524,000	4,854,680
M&T Bank Corp. (U.S. SOFR +1.85%)±	5.05	1-27-2034	3,251,000	2,999,997
Manufacturers & Traders Trust Co.	4.70	1-27-2028	2,346,000	2,195,309
Morgan Stanley (U.S. SOFR +1.73%)±	5.12	2-1-2029	1,749,000	1,740,257
Morgan Stanley (U.S. SOFR +1.59%)±	5.16	4-20-2029	1,749,000	1,743,289
Morgan Stanley (U.S. SOFR +1.87%)±	5.25	4-21-2034	5,282,000	5,245,303
Morgan Stanley (U.S. SOFR +2.56%)±	6.34	10-18-2033	6,020,000	6,446,819
National Securities Clearing Corp.	5.00	5-30-2028	2,746,000	2,756,713
Santander Holdings USA, Inc. (U.S. SOFR +2.36%)±	6.50	3-9-2029	7,197,000	7,296,294
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 41

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Wells Fargo & Co. (U.S. SOFR +2.10%)±	4.90%	7-25-2033	$14,664,000	$14,145,522
Wells Fargo & Co. (U.S. SOFR +2.02%)±	5.39	4-24-2034	13,973,000	13,991,419
				151,595,056
Diversified financial services: 0.46%
American Express Co. (U.S. SOFR +1.84%)±	5.04	5-1-2034	7,917,000	7,815,727
Antares Holdings LP144A	3.75	7-15-2027	4,042,000	3,389,434
Charles Schwab Corp.	5.64	5-19-2029	7,132,000	7,139,661
Charles Schwab Corp.	5.85	5-19-2034	3,170,000	3,213,255
				21,558,077
Insurance: 0.25%
American International Group, Inc.	5.13	3-27-2033	1,636,000	1,603,042
Brighthouse Financial, Inc.	3.85	12-22-2051	1,564,000	959,347
Progressive Corp.	4.95	6-15-2033	4,403,000	4,393,770
SBL Holdings, Inc.144A	5.00	2-18-2031	5,480,000	4,454,810
				11,410,969
REITS: 1.49%
Agree LP	2.00	6-15-2028	3,303,000	2,779,600
Agree LP	2.60	6-15-2033	751,000	580,846
Agree LP	4.80	10-1-2032	1,656,000	1,546,580
American Homes 4 Rent LP	3.63	4-15-2032	3,041,000	2,628,809
American Homes 4 Rent LP	4.30	4-15-2052	1,362,000	1,028,507
American Tower Corp.	2.95	1-15-2051	881,000	543,900
American Tower Corp.	3.13	1-15-2027	1,490,000	1,383,130
American Tower Corp.	5.50	3-15-2028	3,518,000	3,554,686
American Tower Corp.	5.55	7-15-2033	4,373,000	4,401,627
Boston Properties LP	6.50	1-15-2034	703,000	685,116
Brixmor Operating Partnership LP	2.50	8-16-2031	2,907,000	2,263,004
Crown Castle, Inc.	1.05	7-15-2026	4,738,000	4,170,359
Crown Castle, Inc.	2.90	3-15-2027	2,545,000	2,350,502
Crown Castle, Inc.	2.90	4-1-2041	1,760,000	1,217,137
Crown Castle, Inc.	5.00	1-11-2028	7,040,000	6,982,844
Essex Portfolio LP	2.55	6-15-2031	1,567,000	1,278,529
Federal Realty Investment Trust	3.95	1-15-2024	2,102,000	2,078,961
Invitation Homes Operating Partnership LP	2.00	8-15-2031	524,000	399,303
Invitation Homes Operating Partnership LP	4.15	4-15-2032	3,026,000	2,715,992
Mid-America Apartments LP	4.30	10-15-2023	1,558,000	1,548,944
Realty Income Corp.	2.20	6-15-2028	1,629,000	1,424,167
Realty Income Corp.	2.85	12-15-2032	2,200,000	1,803,344
Realty Income Corp.	4.85	3-15-2030	2,112,000	2,066,087
Realty Income Corp.	4.90	7-15-2033	2,935,000	2,820,952
Realty Income Corp.	5.63	10-13-2032	3,076,000	3,130,801
Regency Centers LP	2.95	9-15-2029	4,164,000	3,621,227
STORE Capital Corp.	2.70	12-1-2031	1,057,000	726,600
STORE Capital Corp.	2.75	11-18-2030	2,689,000	1,948,675
STORE Capital Corp.	4.50	3-15-2028	4,064,000	3,506,625
The accompanying notes are an integral part of these financial statements.
42 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
REITS (continued)
STORE Capital Corp.	4.63%	3-15-2029	$1,939,000	$1,670,908
Sun Communities Operating LP	4.20	4-15-2032	3,041,000	2,653,975
				69,511,737
Industrial: 1.27%
Aerospace/defense: 0.60%
Boeing Co.	2.20	2-4-2026	5,990,000	5,574,174
Boeing Co.	3.25	2-1-2035	1,939,000	1,561,128
Boeing Co.	3.75	2-1-2050	3,461,000	2,549,822
Boeing Co.	5.93	5-1-2060	2,676,000	2,608,350
Lockheed Martin Corp.	4.75	2-15-2034	6,314,000	6,313,854
Northrop Grumman Corp.	4.40	5-1-2030	2,026,000	1,988,705
Raytheon Technologies Corp.	5.15	2-27-2033	4,578,000	4,655,863
Raytheon Technologies Corp.	5.38	2-27-2053	2,839,000	2,873,207
				28,125,103
Environmental control: 0.12%
Republic Services, Inc.	4.88	4-1-2029	2,648,000	2,654,068
Republic Services, Inc.	5.00	4-1-2034	2,648,000	2,651,343
				5,305,411
Machinery-construction & mining: 0.11%
Caterpillar Financial Services Corp.	4.35	5-15-2026	5,278,000	5,252,095
Machinery-diversified: 0.27%
John Deere Capital Corp.	4.15	9-15-2027	8,315,000	8,203,529
John Deere Capital Corp.	4.90	3-3-2028	4,397,000	4,468,481
				12,672,010
Transportation: 0.17%
Burlington Northern Santa Fe LLC	4.45	1-15-2053	705,000	639,584
Crowley Conro LLC	4.18	8-15-2043	2,377,138	2,267,699
Union Pacific Corp.	2.38	5-20-2031	1,678,000	1,426,125
Union Pacific Corp.	2.80	2-14-2032	2,278,000	1,974,393
Union Pacific Corp.	3.38	2-14-2042	1,895,000	1,509,293
				7,817,094
Technology: 2.33%
Computers: 0.44%
Apple, Inc.	2.38	2-8-2041	1,284,000	942,608
Apple, Inc.	2.40	8-20-2050	11,000	7,238
Apple, Inc.	2.65	5-11-2050	2,432,000	1,673,069
Apple, Inc.	2.65	2-8-2051	1,081,000	739,124
Apple, Inc.	3.95	8-8-2052	2,478,000	2,161,018
Apple, Inc.	4.00	5-10-2028	5,278,000	5,255,621
Apple, Inc.	4.10	8-8-2062	1,257,000	1,090,390
Apple, Inc.	4.15	5-10-2030	2,639,000	2,637,252
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 43

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Computers (continued)
Apple, Inc.	4.30%	5-10-2033	$3,518,000	$3,525,997
Apple, Inc.	4.85	5-10-2053	2,287,000	2,300,984
				20,333,301
Semiconductors: 1.08%
Broadcom, Inc.144A	2.45	2-15-2031	2,761,000	2,229,399
Broadcom, Inc.	3.15	11-15-2025	2,069,000	1,974,657
Broadcom, Inc.144A	3.42	4-15-2033	2,269,000	1,884,481
Broadcom, Inc.144A	3.47	4-15-2034	1,771,000	1,445,060
Broadcom, Inc.144A	4.93	5-15-2037	2,522,000	2,268,196
Intel Corp.	2.80	8-12-2041	4,129,000	2,901,689
Intel Corp.	5.63	2-10-2043	1,012,000	1,011,806
Intel Corp.	5.70	2-10-2053	1,754,000	1,732,686
Intel Corp.	5.90	2-10-2063	2,461,000	2,449,526
KLA Corp.	3.30	3-1-2050	1,445,000	1,070,404
KLA Corp.	4.95	7-15-2052	1,469,000	1,417,836
Micron Technology, Inc.	3.48	11-1-2051	864,000	554,229
Micron Technology, Inc.	5.38	4-15-2028	8,840,000	8,721,505
Micron Technology, Inc.	5.88	2-9-2033	1,038,000	1,033,342
QUALCOMM, Inc.	6.00	5-20-2053	3,977,000	4,304,332
Texas Instruments, Inc.	4.90	3-14-2033	7,049,000	7,227,278
Texas Instruments, Inc.	5.00	3-14-2053	4,406,000	4,396,515
Texas Instruments, Inc.	5.05	5-18-2063	2,641,000	2,582,653
Xilinx, Inc.	2.38	6-1-2030	1,351,000	1,168,916
				50,374,510
Software: 0.81%
Fiserv, Inc.	5.45	3-2-2028	4,238,000	4,303,244
Fiserv, Inc.	5.60	3-2-2033	901,000	922,995
Oracle Corp.	4.00	7-15-2046	3,065,000	2,296,609
Oracle Corp.	4.38	5-15-2055	1,064,000	822,484
Oracle Corp.	4.90	2-6-2033	897,000	866,444
Oracle Corp.	5.55	2-6-2053	2,348,000	2,192,654
Oracle Corp.	6.90	11-9-2052	5,729,000	6,235,263
VMware, Inc.	0.60	8-15-2023	7,728,000	7,648,868
VMware, Inc.	1.00	8-15-2024	5,487,000	5,181,447
VMware, Inc.	1.40	8-15-2026	5,134,000	4,546,216
VMware, Inc.	4.70	5-15-2030	3,172,000	3,015,799
				38,032,023
Utilities: 1.91%
Electric: 1.91%
American Transmission Systems, Inc.144A	2.65	1-15-2032	1,097,000	910,068
Baltimore Gas & Electric Co.	2.25	6-15-2031	2,356,000	1,968,398
Baltimore Gas & Electric Co.	5.40	6-1-2053	2,639,000	2,643,689
CenterPoint Energy Houston Electric LLC Series AH	3.60	3-1-2052	1,740,000	1,338,840
Commonwealth Edison Co.	5.30	2-1-2053	707,000	709,110
Consolidated Edison Co. of New York, Inc.	5.20	3-1-2033	4,930,000	5,005,602
The accompanying notes are an integral part of these financial statements.
44 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Electric (continued)
Consumers Energy Co.	2.50%	5-1-2060	$1,432,000	$817,125
DTE Electric Co.	2.95	3-1-2050	2,750,000	1,868,490
DTE Electric Co. Series B	3.65	3-1-2052	1,258,000	967,941
Duke Energy Carolinas LLC	2.55	4-15-2031	1,603,000	1,375,394
Duke Energy Carolinas LLC	2.85	3-15-2032	2,926,000	2,505,574
Duke Energy Carolinas LLC	3.55	3-15-2052	2,130,000	1,613,730
Duke Energy Carolinas LLC	5.35	1-15-2053	3,531,000	3,531,871
Duke Energy Corp.	2.55	6-15-2031	1,725,000	1,427,406
Duke Energy Corp.	3.50	6-15-2051	487,000	344,457
Duke Energy Florida LLC	2.40	12-15-2031	2,348,000	1,934,280
Duke Energy Progress LLC	2.50	8-15-2050	2,376,000	1,453,628
Duke Energy Progress LLC	5.25	3-15-2033	2,465,000	2,516,143
Entergy Arkansas LLC	2.65	6-15-2051	2,121,000	1,312,623
Entergy Arkansas LLC	5.15	1-15-2033	3,533,000	3,570,807
Eversource Energy Series R	1.65	8-15-2030	2,676,000	2,137,661
Exelon Corp.	5.30	3-15-2033	2,659,000	2,677,908
Exelon Corp.	5.60	3-15-2053	2,115,000	2,089,893
Jersey Central Power & Light Co.144A	2.75	3-1-2032	2,587,000	2,150,619
Metropolitan Edison Co.144A	4.30	1-15-2029	2,768,000	2,647,571
Metropolitan Edison Co.144A	5.20	4-1-2028	2,650,000	2,670,121
MidAmerican Energy Co.	2.70	8-1-2052	2,041,000	1,312,942
Mississippi Power Co. Series B	3.10	7-30-2051	2,824,000	1,875,531
Mississippi Power Co. Series 12-A	4.25	3-15-2042	1,083,000	900,765
NSTAR Electric Co.	3.10	6-1-2051	1,453,000	999,278
NSTAR Electric Co.	4.55	6-1-2052	1,914,000	1,717,730
Pacific Gas & Electric Co.	2.10	8-1-2027	1,260,000	1,090,454
Pacific Gas & Electric Co.	3.95	12-1-2047	5,363,000	3,632,679
Pacific Gas & Electric Co.	4.20	6-1-2041	1,368,000	1,017,155
Pacific Gas & Electric Co.	4.50	7-1-2040	811,000	628,667
Pacific Gas & Electric Co.	4.75	2-15-2044	792,000	604,740
Pacific Gas & Electric Co.	4.95	7-1-2050	7,530,000	5,863,162
PacifiCorp.	5.50	5-15-2054	2,817,000	2,846,082
PECO Energy Co.	2.85	9-15-2051	2,841,000	1,864,965
Pennsylvania Electric Co.144A	3.25	3-15-2028	2,295,000	2,107,728
Pennsylvania Electric Co.144A	5.15	3-30-2026	1,767,000	1,755,947
Public Service Co. of Oklahoma Series K	3.15	8-15-2051	1,593,000	1,063,439
Public Service Electric & Gas Co.	1.90	8-15-2031	3,159,000	2,563,811
Public Service Electric & Gas Co.	2.05	8-1-2050	653,000	370,807
Public Service Electric & Gas Co.	2.70	5-1-2050	1,286,000	845,877
Southern California Edison Co. Series C	4.13	3-1-2048	1,775,000	1,428,322
Virginia Electric & Power Co.	2.95	11-15-2051	2,356,000	1,542,143
Virginia Electric & Power Co.	5.45	4-1-2053	796,000	780,664
				89,001,837
Total corporate bonds and notes (Cost $925,671,931)				880,009,676
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 45

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 0.35%
Nevada: 0.09%
Airport revenue: 0.09%
County of Clark Department of Aviation Series C	6.82%	7-1-2045	$3,365,000	$4,097,847
New York: 0.10%
Airport revenue: 0.10%
Port Authority of New York & New Jersey	4.46	10-1-2062	5,505,000	4,978,819
Ohio: 0.04%
Education revenue: 0.04%
Ohio State University Series A	4.80	6-1-2111	1,957,000	1,776,585
Texas: 0.12%
Education revenue: 0.02%
Board of Regents of the University of Texas System Series B	2.44	8-15-2049	1,695,000	1,114,570
Transportation revenue: 0.10%
North Texas Tollway Authority Series B	6.72	1-1-2049	3,609,000	4,462,153
				5,576,723
Total municipal obligations (Cost $17,137,602)				16,429,974
Non-agency mortgage-backed securities: 3.19%
Angel Oak Mortgage Trust Series 2020-5 Class A1144A±±	1.37	5-25-2065	495,046	454,120
Angel Oak Mortgage Trust Series 2020-2 Class A1A144A±±	2.53	1-26-2065	1,270,133	1,166,037
Angel Oak Mortgage Trust Series 2021-6 Class A1144A±±	1.46	9-25-2066	2,630,971	2,108,405
BANK5 Series 2023-5YR1 Class A3±±	6.26	4-15-2056	2,182,000	2,259,066
BBCMS Mortgage Trust Series 2018-C2 Class ASB	4.24	12-15-2051	1,158,926	1,127,218
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1144A	2.88	7-25-2049	1,835,867	1,710,713
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1144A	2.72	11-25-2059	1,122,037	1,074,336
BX Commercial Mortgage Trust Series 2021-XL2 Class A (1 Month LIBOR +0.69%)144A±	5.80	10-15-2038	4,496,421	4,344,222
BX Commercial Mortgage Trust Series 2021-VOLT Class A (1 Month LIBOR +0.70%)144A±	5.81	9-15-2036	10,912,000	10,544,811
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	1,266,455	1,213,826
COLT Mortgage Loan Trust Series 2021-2 Class A1144A±±	0.92	8-25-2066	3,602,827	2,790,127
COLT Mortgage Loan Trust Series 2021-4 Class A1144A±±	1.40	10-25-2066	3,749,363	2,953,933
COMM Mortgage Trust Series 2014-UBS4 Class A4	3.42	8-10-2047	3,937,000	3,811,495
COMM Mortgage Trust Series 2013-CR11 Class A4	4.26	8-10-2050	12,086,257	12,043,167
COMM Mortgage Trust Series 2015-LC23 Class A3	3.52	10-10-2048	1,982,000	1,915,309
COMM Mortgage Trust Series 2013-CR13 Class A4±±	4.19	11-10-2046	1,746,000	1,719,918
CSAIL Commercial Mortgage Trust Series 2019-C16 Class A2	3.07	6-15-2052	1,924,000	1,704,777
EQUS Mortgage Trust Series 2021-EQAZ Class A (1 Month LIBOR +0.75%)144A±	5.86	10-15-2038	4,122,917	3,988,144
GS Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	1,899,566	1,895,344
GS Mortgage Securities Trust Series 2014-GC18 Class A4	4.07	1-10-2047	5,471,323	5,375,883
GS Mortgage Securities Trust Series 2020-GSA2 Class A4	1.72	12-12-2053	5,595,000	4,443,571
GS Mortgage Securities Trust Series 2015-GC32 Class A3	3.50	7-10-2048	1,889,446	1,806,661
The accompanying notes are an integral part of these financial statements.
46 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1 Class A1144A	5.31%	1-25-2051	$2,954,105	$2,872,960
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16 Class A4	4.17	12-15-2046	4,973,000	4,932,572
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4 Class A3	3.39	12-15-2049	1,080,000	1,007,368
JPMBB Commercial Mortgage Securities Trust Series 2013-C17 Class A4	4.20	1-15-2047	1,095,000	1,079,447
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class A4	3.67	9-15-2047	1,623,137	1,575,219
JPMBB Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	6,279,918	5,984,181
JPMBB Commercial Mortgage Securities Trust Series 2015-C30 Class A5	3.82	7-15-2048	3,008,000	2,855,149
Med Trust Series 2021-MDLN Class A (1 Month LIBOR +0.95%)144A±	6.06	11-15-2038	6,630,180	6,426,013
MFA Trust Series 2021-NQM2 Class A1144A±±	1.03	11-25-2064	1,492,607	1,236,566
Morgan Stanley Capital I Trust Series 2020-HR8 Class A3	1.79	7-15-2053	3,030,000	2,427,271
New Residential Mortgage Loan Trust Series 2019-NQM4 Class A1144A±±	2.49	9-25-2059	783,096	714,450
NewRez Warehouse Securitization Trust Series 2021-1 Class A (1 Month LIBOR +0.75%)144A±	5.89	5-25-2055	8,916,267	8,836,534
STAR Trust Series 2021-1 Class A1144A±±	1.22	5-25-2065	1,335,195	1,149,569
Starwood Mortgage Residential Trust Series 2020-1 Class A1144A±±	2.28	2-25-2050	265,389	250,751
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1144A±±	1.03	11-25-2055	1,081,461	949,930
Starwood Mortgage Residential Trust Series 2020-3 Class A1144A±±	1.49	4-25-2065	1,249,433	1,151,308
Starwood Mortgage Residential Trust Series 2021-4 Class A1144A±±	1.16	8-25-2056	3,398,574	2,856,739
Verus Securitization Trust Series 2020-1 Class A1144A	2.42	1-25-2060	279,440	261,766
Verus Securitization Trust Series 2019-INV2 Class A1144A±±	2.91	7-25-2059	632,409	609,512
Verus Securitization Trust Series 2019-4 Class A1144A	2.64	11-25-2059	1,281,698	1,228,767
Verus Securitization Trust Series 2019-INV3 Class A1144A±±	2.69	11-25-2059	538,436	516,576
Verus Securitization Trust Series 2021-1 Class A1144A±±	0.82	1-25-2066	1,844,090	1,570,337
Verus Securitization Trust Series 2020-2 Class A1144A±±	2.23	5-25-2060	826,989	795,628
Verus Securitization Trust Series 2021-R1 Class A1144A±±	0.82	10-25-2063	1,578,392	1,411,188
Verus Securitization Trust Series 2020-5 Class A1144A	1.22	5-25-2065	561,861	508,513
Verus Securitization Trust Series 2021-R3 Class A1144A±±	1.02	4-25-2064	1,556,192	1,377,979
Verus Securitization Trust Series 2021-2 Class A1144A±±	1.03	2-25-2066	3,350,658	2,861,426
Verus Securitization Trust Series 2021-8 Class A1144A±±	1.82	11-25-2066	3,321,449	2,826,401
Verus Securitization Trust Series 2021-4 Class A1144A±±	0.94	7-25-2066	3,146,220	2,501,882
Verus Securitization Trust Series 2021-5 Class A1144A±±	1.01	9-25-2066	9,974,738	8,076,155
Verus Securitization Trust Series 2021-7 Class A1144A±±	1.83	10-25-2066	4,687,400	3,967,769
Verus Securitization Trust Series 2021-3 Class A1144A±±	1.05	6-25-2066	2,502,074	2,084,124
Visio Trust Series 2020-1R Class A1144A	1.31	11-25-2055	1,229,026	1,105,822
Total non-agency mortgage-backed securities (Cost $162,276,444)				148,460,955
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 47

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities: 28.49%
U.S. Treasury Bonds	1.13%	5-15-2040	$87,097,000	$56,602,843
U.S. Treasury Bonds	1.13	8-15-2040	85,421,000	55,026,473
U.S. Treasury Bonds##	1.38	11-15-2040	154,317,000	103,458,699
U.S. Treasury Bonds##	1.75	8-15-2041	126,129,000	88,965,287
U.S. Treasury Bonds	1.88	2-15-2041	6,755,000	4,922,442
U.S. Treasury Bonds	1.88	11-15-2051	7,074,000	4,654,471
U.S. Treasury Bonds	2.00	8-15-2051	22,967,000	15,620,252
U.S. Treasury Bonds	2.25	2-15-2052	11,829,000	8,531,666
U.S. Treasury Bonds	2.88	5-15-2052	13,255,000	10,975,761
U.S. Treasury Bonds	3.00	8-15-2052	40,262,000	34,217,982
U.S. Treasury Bonds	3.38	8-15-2042	2,564,000	2,342,755
U.S. Treasury Bonds	3.63	2-15-2053	75,155,000	72,184,029
U.S. Treasury Bonds	3.88	2-15-2043	4,976,000	4,884,255
U.S. Treasury Bonds	3.88	5-15-2043	45,892,000	45,060,208
U.S. Treasury Bonds	5.25	11-15-2028	2,064,000	2,206,868
U.S. Treasury Notes	0.38	7-31-2027	43,509,000	37,681,174
U.S. Treasury Notes	1.13	2-29-2028	12,507,000	11,054,038
U.S. Treasury Notes	1.13	8-31-2028	8,274,000	7,231,993
U.S. Treasury Notes	1.25	9-30-2028	1,117,000	980,822
U.S. Treasury Notes	1.38	10-31-2028	17,559,000	15,497,875
U.S. Treasury Notes##	1.50	8-15-2026	101,332,000	93,712,309
U.S. Treasury Notes	1.50	11-30-2028	11,372,000	10,092,206
U.S. Treasury Notes	1.63	5-15-2026	35,760,000	33,350,391
U.S. Treasury Notes	1.75	12-31-2026	8,357,000	7,750,465
U.S. Treasury Notes	1.88	2-28-2029	10,985,000	9,913,963
U.S. Treasury Notes	2.00	11-15-2026	32,604,000	30,536,957
U.S. Treasury Notes	2.13	5-15-2025	10,160,000	9,720,263
U.S. Treasury Notes	2.63	2-15-2029	50,196,000	47,225,416
U.S. Treasury Notes	2.63	7-31-2029	8,779,000	8,237,514
U.S. Treasury Notes	2.75	5-31-2029	15,424,000	14,588,333
U.S. Treasury Notes	2.88	4-30-2025	16,500,000	16,014,668
U.S. Treasury Notes	2.88	6-15-2025	705,000	684,153
U.S. Treasury Notes	2.88	8-15-2028	8,219,000	7,860,703
U.S. Treasury Notes	2.88	4-30-2029	14,700,000	14,005,195
U.S. Treasury Notes	3.00	7-15-2025	9,339,000	9,082,907
U.S. Treasury Notes	3.25	6-30-2029	28,783,000	27,980,224
U.S. Treasury Notes	3.38	5-15-2033	26,881,000	26,305,579
U.S. Treasury Notes##	3.50	4-30-2028	103,337,000	102,021,067
U.S. Treasury Notes	3.63	5-15-2026	53,493,000	52,870,308
U.S. Treasury Notes	3.63	3-31-2028	15,721,000	15,600,636
U.S. Treasury Notes	3.63	5-31-2028	64,000,000	63,635,000
U.S. Treasury Notes	3.88	3-31-2025	25,751,000	25,453,254
U.S. Treasury Notes	3.88	4-30-2025	49,527,000	48,987,233
U.S. Treasury Notes	4.00	12-15-2025	10,348,000	10,306,365
U.S. Treasury Notes	4.00	2-15-2026	270,000	269,114
U.S. Treasury Notes	4.13	1-31-2025	2,792,000	2,768,224
U.S. Treasury Notes	4.25	5-31-2025	47,314,000	47,180,929
U.S. Treasury Notes	4.25	10-15-2025	9,006,000	9,004,593
The accompanying notes are an integral part of these financial statements.
48 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Notes	4.38%	10-31-2024	$1,068,000	$1,061,158
U.S. Treasury Notes	4.50	11-30-2024	224,000	223,055
Total U.S. Treasury securities (Cost $1,440,198,202)				1,328,542,075
Yankee corporate bonds and notes: 4.34%
Basic materials: 0.37%
Mining: 0.37%
Anglo American Capital PLC144A	4.75	3-16-2052	3,474,000	2,824,201
Anglo American Capital PLC144A	5.50	5-2-2033	2,483,000	2,424,129
BHP Billiton Finance USA Ltd.	4.88	2-27-2026	8,803,000	8,839,735
Glencore Finance Canada Ltd.144A	5.55	10-25-2042	792,000	732,654
Glencore Finance Canada Ltd.144A	6.00	11-15-2041	644,000	639,165
Glencore Finance Canada Ltd.144A	6.90	11-15-2037	1,821,000	1,969,716
				17,429,600
Consumer, cyclical: 0.19%
Airlines: 0.19%
Delta Air Lines, Inc./SkyMiles IP Ltd.144A	4.75	10-20-2028	9,320,000	9,003,335
Consumer, non-cyclical: 0.89%
Commercial services: 0.02%
Adani International Container Terminal Pvt Ltd.144A	3.00	2-16-2031	1,310,280	1,038,972
Healthcare-products: 0.09%
DH Europe Finance II Sarl	2.20	11-15-2024	4,334,000	4,153,008
Pharmaceuticals: 0.78%
Pfizer Investment Enterprises Pte. Ltd.	4.45	5-19-2026	8,809,000	8,763,644
Pfizer Investment Enterprises Pte. Ltd.	4.45	5-19-2028	4,404,000	4,387,698
Pfizer Investment Enterprises Pte. Ltd.	4.75	5-19-2033	12,245,000	12,294,108
Pfizer Investment Enterprises Pte. Ltd.	5.30	5-19-2053	5,774,000	5,944,182
Pfizer Investment Enterprises Pte. Ltd.	5.34	5-19-2063	2,643,000	2,646,499
Shire Acquisitions Investments Ireland DAC	2.88	9-23-2023	1,299,000	1,287,447
Takeda Pharmaceutical Co. Ltd.	4.40	11-26-2023	986,000	979,445
				36,303,023
Energy: 0.26%
Oil & gas: 0.08%
Aker BP ASA144A	3.10	7-15-2031	504,000	419,626
Aker BP ASA144A	4.00	1-15-2031	647,000	579,983
Petroleos Mexicanos	2.38	4-15-2025	725,800	700,650
Petroleos Mexicanos	2.46	12-15-2025	2,419,500	2,333,809
				4,034,068
Pipelines: 0.18%
Galaxy Pipeline Assets Bidco Ltd.144A	1.75	9-30-2027	2,590,720	2,397,462
Galaxy Pipeline Assets Bidco Ltd.144A	2.16	3-31-2034	3,232,593	2,751,265
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 49

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Pipelines (continued)
Galaxy Pipeline Assets Bidco Ltd.144A	2.63%	3-31-2036	$2,354,000	$1,909,069
Galaxy Pipeline Assets Bidco Ltd.144A	2.94	9-30-2040	1,467,518	1,182,399
				8,240,195
Financial: 2.40%
Banks: 1.99%
Barclays PLC (U.S. SOFR +2.21%)±	5.83	5-9-2027	10,458,000	10,434,845
Barclays PLC (U.S. SOFR +2.98%)±	6.22	5-9-2034	5,396,000	5,447,776
Barclays PLC (1 Year Treasury Constant Maturity +3.50%)±	7.44	11-2-2033	6,947,000	7,572,987
Cooperatieve Rabobank UA (1 Year Treasury Constant Maturity +1.40%)144A±	5.56	2-28-2029	12,323,000	12,350,978
Credit Suisse Group AG (U.S. SOFR +1.73%)144A±	3.09	5-14-2032	1,185,000	952,580
Credit Suisse Group AG (U.S. SOFR +3.73%)144A±	4.19	4-1-2031	4,092,000	3,596,418
Credit Suisse Group AG144A	4.28	1-9-2028	2,665,000	2,436,210
Credit Suisse Group AG (U.S. SOFR +3.70%)144A±	6.44	8-11-2028	5,102,000	5,083,072
Credit Suisse Group AG144A	6.54	8-12-2033	1,101,000	1,123,648
Deutsche Bank AG (U.S. SOFR +2.26%)±	3.74	1-7-2033	6,840,000	4,952,715
Deutsche Bank AG	7.08	2-10-2034	611,000	558,883
HSBC Holdings PLC (U.S. SOFR +1.97%)±	6.16	3-9-2029	7,036,000	7,174,065
HSBC Holdings PLC (U.S. SOFR +2.39%)±	6.25	3-9-2034	8,130,000	8,363,036
HSBC Holdings PLC (U.S. SOFR +2.65%)±	6.33	3-9-2044	2,940,000	3,043,532
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity +1.97%)±	5.41	4-19-2034	3,629,000	3,645,386
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity +1.38%)±	5.42	2-22-2029	3,612,000	3,618,720
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity +1.63%)±	5.44	2-22-2034	3,958,000	3,986,786
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity +1.53%)±	5.48	2-22-2031	2,079,000	2,098,570
Mizuho Financial Group, Inc. (1 Year Treasury Constant Maturity +1.65%)±	5.74	5-27-2031	3,614,000	3,673,217
UBS Group AG (1 Year Treasury Constant Maturity +2.20%)144A±	5.96	1-12-2034	2,711,000	2,719,092
				92,832,516
Diversified financial services: 0.38%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust	1.15	10-29-2023	17,877,000	17,527,486
REITS: 0.03%
Trust Fibra Uno144A	6.39	1-15-2050	1,883,000	1,388,806
Industrial: 0.10%
Transportation: 0.10%
Canadian Pacific Railway Co.	1.35	12-2-2024	3,923,000	3,693,661
Canadian Pacific Railway Co.	1.75	12-2-2026	759,000	688,603
				4,382,264
Technology: 0.10%
Semiconductors: 0.10%
NXP BV/NXP Funding LLC/NXP USA, Inc.	2.50	5-11-2031	1,758,000	1,433,155
The accompanying notes are an integral part of these financial statements.
50 | Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Semiconductors (continued)
NXP BV/NXP Funding LLC/NXP USA, Inc.	3.25%	5-11-2041	$1,730,000	$1,236,842
NXP BV/NXP Funding LLC/NXP USA, Inc.	4.40	6-1-2027	1,912,000	1,860,460
				4,530,457
Utilities: 0.03%
Electric: 0.03%
Israel Electric Corp. Ltd.144A	3.75	2-22-2032	1,561,000	1,343,977
Total yankee corporate bonds and notes (Cost $207,421,223)				202,207,707
Yankee government bonds: 0.83%
Bank Gospodarstwa Krajowego144A	5.38	5-22-2033	2,424,000	2,422,381
Bermuda144A	5.00	7-15-2032	2,063,000	2,027,071
Canada	3.25	6-8-2027	2,400,000	2,309,605
Export Finance & Insurance Corp.144A	4.63	10-26-2027	5,920,000	6,014,719
Israel	4.50	1-17-2033	6,209,000	6,096,766
Mexico	3.50	2-12-2034	7,367,000	6,188,198
Mexico	3.75	4-19-2071	3,462,000	2,262,844
Mexico	3.77	5-24-2061	1,217,000	808,737
Mexico	6.34	5-4-2053	5,117,000	5,131,250
Panama	6.85	3-28-2054	1,655,000	1,696,249
Paraguay 144A	5.40	3-30-2050	821,000	687,423
Peru	3.60	1-15-2072	931,000	606,284
Poland	5.50	4-4-2053	2,541,000	2,552,435
Total yankee government bonds (Cost $40,288,713)				38,803,962

		Yield	Shares
Short-term investments: 2.52%
Investment companies: 2.52%
Allspring Government Money Market Fund Select Class♠∞##		5.01	117,290,523	117,290,523
Total short-term investments (Cost $117,290,523)				117,290,523
Total investments in securities (Cost $5,228,121,430)	106.78%			4,978,927,875
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 51

Portfolio of investments—May 31, 2023

		Interest rate	Maturity date	Shares	Value
Securities sold short: (0.26)%
Agency securities: (0.26)%
FNMA		3.50%	6-13-2053	(13,100,000)	$(12,035,113)
Total agency securities (Cost $(12,239,801))					(12,035,113)
Total securities sold short (Proceeds $(12,239,801))	(0.26)%				(12,035,113)
Other assets and liabilities, net	(6.52)				(303,909,521)
Total net assets	100.00%				$4,662,983,241

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$114,848,590	$2,617,686,181	$(2,615,244,248)	$0	$0	$117,290,523	117,290,523	$3,850,778
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	10,235,000	224,349,956	(234,584,875)	(81)	0	0	0	188,630 [1]
				$(81)	$0	$117,290,523		$4,039,408

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
52 | Allspring Core Bond Portfolio

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $5,110,830,907)	$4,861,637,352
Investments in affiliated securities, at value (cost $117,290,523)	117,290,523
Cash	2,267,865
Cash due from broker	270,000
Segregated cash for when-issued securities	1,438,202
Receivable for investments sold	268,769,159
Receivable for interest	22,690,600
Principal paydown receivable	1,316,371
Prepaid expenses and other assets	71,840
Total assets	5,275,751,912
Liabilities
Payable for when-issued transactions	456,739,540
Payable for investments purchased	141,993,969
Securities sold short, at value (proceeds $12,239,801)	12,035,113
Advisory fee payable	1,202,087
Cash collateral due to broker	670,396
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	127,062
Total liabilities	612,768,671
Total net assets	$4,662,983,241
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 53

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $5,992)	$151,508,682
Income from affiliated securities	3,887,580
Total investment income	155,396,262
Expenses
Advisory fee	15,815,926
Custody and accounting fees	288,524
Professional fees	134,101
Interest holder report expenses	33,891
Trustees’ fees and expenses	27,688
Other fees and expenses	137,594
Total expenses	16,437,724
Less: Fee waivers and/or expense reimbursements	(329,616)
Net expenses	16,108,108
Net investment income	139,288,154
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(329,727,799)
Affiliated securities	(81)
Net realized losses on investments	(329,727,880)
Net change in unrealized gains (losses) on
Unaffiliated securities	89,960,355
Securities sold short	204,688
Net change in unrealized gains (losses) on investments	90,165,043
Net realized and unrealized gains (losses) on investments	(239,562,837)
Net decrease in net assets resulting from operations	$(100,274,683)
The accompanying notes are an integral part of these financial statements.
54 | Allspring Core Bond Portfolio

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$139,288,154	$71,113,325
Net realized losses on investments	(329,727,880)	(167,999,743)
Net change in unrealized gains (losses) on investments	90,165,043	(357,074,109)
Net decrease in net assets resulting from operations	(100,274,683)	(453,960,527)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	747,955,348	733,615,538
Withdrawals	(843,243,755)	(1,063,241,380)
Net decrease in net assets resulting from capital transactions	(95,288,407)	(329,625,842)
Total decrease in net assets	(195,563,090)	(783,586,369)
Net assets
Beginning of period	4,858,546,331	5,642,132,700
End of period	$4,662,983,241	$4,858,546,331
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 55

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	(1.88)%	(8.55)%	0.65%	9.49%	6.30%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.36%	0.35%	0.35%	0.35%
Net expenses[1]	0.36%	0.36%	0.35%	0.35%	0.35%
Net investment income	3.08%	1.33%	1.30%	2.28%	2.93%
Supplemental data
Portfolio turnover rate	384%	432%	457%	603%	577%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
56 | Allspring Core Bond Portfolio

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Allspring Core Bond Portfolio | 57

Notes to financial statements
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
TBA sale commitments
The Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Portfolio may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $5,252,416,811 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$18,981,173
Gross unrealized losses	(292,470,108)
Net unrealized losses	$(273,488,935)
58 | Allspring Core Bond Portfolio

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$1,737,506,349	$0	$1,737,506,349
Asset-backed securities	0	509,676,654	0	509,676,654
Corporate bonds and notes	0	880,009,676	0	880,009,676
Municipal obligations	0	16,429,974	0	16,429,974
Non-agency mortgage-backed securities	0	148,460,955	0	148,460,955
U.S. Treasury securities	1,328,542,075	0	0	1,328,542,075
Yankee corporate bonds and notes	0	202,207,707	0	202,207,707
Yankee government bonds	0	38,803,962	0	38,803,962
Short-term investments
Investment companies	117,290,523	0	0	117,290,523
Total assets	$1,445,832,598	$3,533,095,277	$0	$4,978,927,875

Liabilities
Securities sold short
Agency securities	$0	$12,035,113	$0	$12,035,113
Total liabilities	$0	$12,035,113	$0	$12,035,113
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
Allspring Core Bond Portfolio | 59

Notes to financial statements
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$10,700,380,474	$7,437,782,992	$10,771,433,780	$7,064,558,280
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
7.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
60 | Allspring Core Bond Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
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Other information (unaudited)
Other information
Tax information
For the fiscal year ended May 31, 2023, $115,862,469 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2023, $2,341,913 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2023, 25% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

62 | Allspring Core Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Other information (unaudited)
Board consideration of investment management, advisory, and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Allspring Funds Trust (“Funds Trust”) and Allspring Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory, and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Core Bond Fund, a portfolio of Funds Trust (the “Feeder Fund”), an investment management agreement (the “Feeder Fund Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Allspring Funds Management for the Allspring Core Bond Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management, for the Master Portfolio.
The Feeder Fund and the Master Portfolio are collectively referred to as the “Funds.” The Feeder Fund Management Agreement, the Master Portfolio Advisory Agreement, and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Feeder Fund is a feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Feeder Fund. Information provided to the Boards regarding the Feeder Fund is also applicable to the Master Portfolio, as relevant.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at meeting of the Boards held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Boards noted that they initially approved the Advisory Agreements at a meeting of the Boards held in May 2021, all for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a meeting of the Boards held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Boards at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Boards, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Allspring Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

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Other information (unaudited)
Nature, Extent, and Quality of Services
The Boards received and considered various information regarding the nature, extent, and quality of services provided to the Feeder Fund and the Master Portfolio, as applicable, by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Feeder Fund Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Boards also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Boards took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Boards received and considered information about the full range of services provided to the Fund and the Master Portfolio by Allspring Funds Management and its affiliates.
The Boards considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Master Portfolio. The Boards evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Boards received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Funds’ liquidity risk management programs. The Boards also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund Investment Performance and Expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2022. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Feeder Fund (the “Universe”), and in comparison to the Feeder Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Feeder Fund (Administrator Class) was in range of the average investment performance of the Universe for the one- and ten-year period under review and lower than the average investment performance of the Universe for the three- and five-year periods under review. The Funds Trust Board also noted that the investment performance of the Feeder Fund was in range of the investment performance of its benchmark index, the Bloomberg U.S. Aggregate Bond Index, for the three-year period under review and lower than its benchmark index for all other periods under review.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Feeder Fund.
The Funds Trust Board also received and considered information regarding the Feeder Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Feeder Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Feeder Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Feeder Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes. The Funds Trust Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Feeder Fund’s Class A shares.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Management, Advisory, and Sub-Advisory Fee Rates
The Funds Trust Board noted that Allspring Funds Management receives no advisory fees from the Feeder Fund as long as the Feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Feeder Fund were to change its investment structure so that it began investing

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Other information (unaudited)
in two or more master portfolios (a fund-of-funds), Allspring Funds Management would be entitled to receive an annual fee of 0.25% of the Feeder Fund’s average daily net assets for providing investment advisory services to the Feeder Fund, including allocating the Feeder Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Feeder Fund to Allspring Funds Management under the Feeder Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Feeder Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Allspring Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Feeder Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Feeder Fund were in range of the sum of these average rates for the Feeder Fund’s expense Groups for all share classes.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Allspring Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Allspring Funds Management under the Feeder Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Allspring Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Master Trust Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on their review, the Boards did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of Scale
The Boards received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Feeder Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the

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Master Portfolio and the Feeder Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Allspring Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

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Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund’s and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 16-17, 2023, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds and Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

70 | Allspring Core Bond Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-06072023-4hjjedjb 07-23
AR0940 05-23

Allspring Disciplined International Developed Markets Portfolio
Annual Report
May 31, 2023

Allspring Disciplined International Developed Markets Portfolio | 1

Portfolio information (unaudited)

Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Vince Fioramonti, CFA

Ten largest holdings (%) as of May 31, 2023[1]
Nestle SA	2.07
ASML Holding NV	1.99
Novo Nordisk AS Class B	1.88
LVMH Moet Hennessy Louis Vuitton SE	1.61
Roche Holding AG	1.54
AstraZeneca PLC	1.54
Shell PLC	1.38
Novartis AG	1.18
HSBC Holdings PLC	0.96
SAP SE	0.87

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of May 31, 2023[1]

[1]	Figures represent the percentage of the Portfolio’s long-term investments. Allocations are subject to change and may have changed since the date specified.

Geographic allocation as of May 31, 2023[1]

[1]	Figures represent the percentage of the Portfolio’s long-term investments. Allocations are subject to change and may have changed since the date specified.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 95.80%
Australia: 7.04%
ANZ Group Holdings Ltd. (Financials, Banks)	34,889	$520,136
Aristocrat Leisure Ltd. (Consumer discretionary, Hotels, restaurants & leisure)	7,484	180,845
BHP Group Ltd. Class DI (Materials, Metals & mining)	16,822	462,563
BHP Group Ltd. (Materials, Metals & mining)	24,761	676,766
BlueScope Steel Ltd. (Materials, Metals & mining)	14,748	177,659
Brambles Ltd. (Industrials, Commercial services & supplies)	15,197	135,818
Coles Group Ltd. (Consumer staples, Consumer staples distribution & retail)	15,293	178,853
Commonwealth Bank of Australia (Financials, Banks)	15,302	963,270
CSL Ltd. (Health care, Biotechnology)	4,074	811,913
Dexus (Real estate, Office REITs)	11,665	62,293
Fortescue Metals Group Ltd. (Materials, Metals & mining)	10,852	135,668
Glencore PLC (Materials, Metals & mining)†	105,483	539,886
Goodman Group (Real estate, Industrial REITs)	8,609	109,923
Macquarie Group Ltd. (Financials, Capital markets)	4,171	463,222
National Australia Bank Ltd. (Financials, Banks)	33,647	568,372
Origin Energy Ltd. (Utilities, Electric utilities)	23,240	125,920
Pilbara Minerals Ltd. (Materials, Metals & mining)	59,028	169,321
Qantas Airways Ltd. (Industrials, Passenger airlines)†	49,436	213,835
Rio Tinto Ltd. (Materials, Metals & mining)	3,193	222,227
Scentre Group (Real estate, Retail REITs)	91,324	160,979
South32 Ltd. (Materials, Metals & mining)	59,291	149,636
Stockland (Real estate, Diversified REITs)	71,363	197,741
Transurban Group (Industrials, Transportation infrastructure)	34,353	331,599
Washington H Soul Pattinson & Co. Ltd. (Energy, Oil, gas & consumable fuels)	6,366	133,001
Wesfarmers Ltd. (Consumer discretionary, Broadline retail)	9,362	290,287
Westpac Banking Corp. (Financials, Banks)	44,766	602,161
Woodside Energy Group Ltd. (Energy, Oil, gas & consumable fuels)	12,666	282,584
Woolworths Group Ltd. (Consumer staples, Consumer staples distribution & retail)	7,132	174,148
		9,040,626
Austria: 0.11%
Erste Group Bank AG (Financials, Banks)	4,399	142,332
Belgium: 0.47%
Anheuser-Busch InBev SA (Consumer staples, Beverages)	2,396	127,824
KBC Group NV (Financials, Banks)†	5,684	371,707
Umicore SA (Materials, Chemicals)	3,916	108,831
		608,362
China: 0.08%
SITC International Holdings Co. Ltd. (Industrials, Marine transportation)	56,000	97,261
Denmark: 3.10%
AP Moller - Maersk AS Class A (Industrials, Marine transportation)	52	87,256
Carlsberg AS Class B (Consumer staples, Beverages)	1,024	154,262
Demant AS (Health care, Health care equipment & supplies)†	5,014	190,580
DSV AS (Industrials, Air freight & logistics)	3,290	633,996
Genmab AS (Health care, Biotechnology)†	940	367,680
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 3

Portfolio of investments—May 31, 2023

	Shares	Value
Denmark (continued)
Novo Nordisk AS Class B (Health care, Pharmaceuticals)	15,063	$2,413,401
Vestas Wind Systems AS (Industrials, Electrical equipment)†	4,880	138,933
		3,986,108
Finland: 0.92%
Elisa Oyj (Communication services, Diversified telecommunication services)	3,174	177,777
Kesko Oyj Class B (Consumer staples, Consumer staples distribution & retail)	8,198	154,971
Nokia Oyj (Information technology, Communications equipment)	35,572	144,297
Nordea Bank Abp (Financials, Banks)	39,673	390,010
Sampo Oyj Class A (Financials, Insurance)	2,828	130,043
Stora Enso Oyj Class R (Materials, Paper & forest products)	14,693	186,030
		1,183,128
France: 11.77%
Air Liquide SA (Materials, Chemicals)	3,204	536,454
Amundi SA (Financials, Capital markets)144A	2,617	147,139
Arkema SA (Materials, Chemicals)	1,286	112,030
AXA SA (Financials, Insurance)	16,409	463,308
BioMerieux (Health care, Health care equipment & supplies)	1,134	113,504
BNP Paribas SA (Financials, Banks)	11,960	690,466
Capgemini SE (Information technology, IT services)	1,637	284,866
Carrefour SA (Consumer staples, Consumer staples distribution & retail)	9,485	174,230
CIE de Saint-Gobain (Industrials, Building products)	6,418	355,358
Cie Generale des Etablissements Michelin SCA (Consumer discretionary, Automobile components)	5,166	146,663
Credit Agricole SA (Financials, Banks)	18,164	207,591
Dassault Aviation SA (Industrials, Aerospace & defense)	800	135,280
Dassault Systemes SE (Information technology, Software)	4,324	190,007
Edenred (Financials, Financial services)	4,122	264,713
Eiffage SA (Industrials, Construction & engineering)	3,239	344,901
Engie SA (Utilities, Multi-utilities)	32,620	489,610
EssilorLuxottica SA (Health care, Health care equipment & supplies)	2,898	521,772
Hermes International (Consumer discretionary, Textiles, apparel & luxury goods)	273	554,964
Kering SA (Consumer discretionary, Textiles, apparel & luxury goods)	577	307,360
La Francaise des Jeux SAEM (Consumer discretionary, Hotels, restaurants & leisure)144A	3,320	127,968
Legrand SA (Industrials, Electrical equipment)	3,486	329,618
L’Oreal SA (Consumer staples, Personal care products)	1,832	781,332
LVMH Moet Hennessy Louis Vuitton SE (Consumer discretionary, Textiles, apparel & luxury goods)	2,379	2,069,677
Orange SA (Communication services, Diversified telecommunication services)	20,269	242,047
Pernod Ricard SA (Consumer staples, Beverages)	2,329	503,122
Publicis Groupe SA (Communication services, Media)	4,390	325,282
Safran SA (Industrials, Aerospace & defense)	3,074	445,029
Sanofi (Health care, Pharmaceuticals)	9,317	944,905
Schneider Electric SE (Industrials, Electrical equipment)	4,439	765,534
Societe Generale SA (Financials, Banks)	6,554	151,531
Teleperformance (Industrials, Professional services)	1,024	153,128
Thales SA (Industrials, Aerospace & defense)	1,660	231,201
The accompanying notes are an integral part of these financial statements.
4 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
France (continued)
TotalEnergies SE (Energy, Oil, gas & consumable fuels)	19,395	$1,100,419
Veolia Environnement SA (Utilities, Multi-utilities)	4,521	133,087
Vinci SA (Industrials, Construction & engineering)	5,714	649,370
Worldline SA (Financials, Financial services)144A†	2,919	113,416
		15,106,882
Germany: 7.56%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	1,386	224,447
Allianz SE (Financials, Insurance)	3,513	750,934
BASF SE (Materials, Chemicals)	8,718	413,889
Bayer AG (Health care, Pharmaceuticals)	8,083	450,485
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	4,186	456,032
Beiersdorf AG (Consumer staples, Personal care products)	1,132	144,171
Daimler Truck Holding AG (Industrials, Machinery)†	4,397	133,009
Deutsche Bank AG (Financials, Capital markets)	15,764	159,672
Deutsche Boerse AG (Financials, Capital markets)	2,695	465,231
Deutsche Lufthansa AG (Industrials, Passenger airlines)†	15,175	148,580
Deutsche Post AG (Industrials, Air freight & logistics)	10,533	473,429
Deutsche Telekom AG (Communication services, Diversified telecommunication services)	30,853	684,145
E.ON SE (Utilities, Multi-utilities)	32,226	389,589
HelloFresh SE (Consumer staples, Consumer staples distribution & retail)†	4,067	96,639
Infineon Technologies AG (Information technology, Semiconductors & semiconductor equipment)	10,219	379,359
ING Groep NV (Financials, Banks)	30,971	380,971
Mercedes-Benz Group AG (Consumer discretionary, Automobiles)	7,860	586,176
Merck KGaA (Health care, Pharmaceuticals)	984	171,180
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials, Insurance)	1,116	398,426
Puma SE (Consumer discretionary, Textiles, apparel & luxury goods)	2,141	101,885
RWE AG (Utilities, Independent power and renewable electricity producers)	6,063	253,527
SAP SE (Information technology, Software)	8,600	1,123,145
Siemens AG (Industrials, Industrial conglomerates)	5,808	951,961
Siemens Healthineers AG (Health care, Health care equipment & supplies)144A	2,794	157,986
United Internet AG (Communication services, Diversified telecommunication services)	8,619	123,821
Zalando SE (Consumer discretionary, Specialty retail)144A†	3,226	93,241
		9,711,930
Hong Kong: 2.30%
AIA Group Ltd. (Financials, Insurance)	90,000	863,169
BOC Hong Kong Holdings Ltd. (Financials, Banks)	83,500	247,926
CK Asset Holdings Ltd. (Real estate, Real estate management & development)	32,500	175,149
Henderson Land Development Co. Ltd. (Real estate, Real estate management & development)	51,000	161,849
Hong Kong Exchanges & Clearing Ltd. (Financials, Capital markets)	9,700	355,027
Hongkong Land Holdings Ltd. (Real estate, Real estate management & development)	37,740	161,904
Jardine Matheson Holdings Ltd. (Industrials, Industrial conglomerates)	3,100	148,831
New World Development Co. Ltd. (Real estate, Real estate management & development)	71,000	169,556
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 5

Portfolio of investments—May 31, 2023

	Shares	Value
Hong Kong (continued)
Sino Land Co. Ltd. (Real estate, Real estate management & development)	92,000	$119,605
Sun Hung Kai Properties Ltd. (Real estate, Real estate management & development)	13,500	171,887
Swire Pacific Ltd. Class A (Real estate, Real estate management & development)	22,500	150,279
Techtronic Industries Co. Ltd. (Industrials, Machinery)	10,500	97,418
WH Group Ltd. (Consumer staples, Food products)144A	252,500	131,886
		2,954,486
Ireland: 0.45%
CRH PLC (Materials, Construction materials)	6,731	317,289
DCC plc (Industrials, Industrial conglomerates)	4,502	257,444
		574,733
Isle of Man (U.K.): 0.10%
Entain PLC (Consumer discretionary, Hotels, restaurants & leisure)	7,617	124,978
Israel: 0.77%
Azrieli Group Ltd. (Real estate, Real estate management & development)	2,460	129,344
Bank Hapoalim BM (Financials, Banks)	20,055	161,341
Bank Leumi Le-Israel BM (Financials, Banks)	29,180	204,488
Check Point Software Technologies Ltd. (Information technology, Software)†	1,806	225,407
Mizrahi Tefahot Bank Ltd. (Financials, Banks)	3,640	116,763
Nice Ltd. (Information technology, Software)†	725	145,833
		983,176
Italy: 1.91%
Assicurazioni Generali SpA (Financials, Insurance)	17,683	334,838
DiaSorin SpA (Health care, Health care equipment & supplies)	1,152	118,458
ENEL SpA (Utilities, Electric utilities)	66,166	414,306
ENI SpA (Energy, Oil, gas & consumable fuels)†	8,456	112,531
Intesa Sanpaolo SpA (Financials, Banks)	78,353	180,526
Moncler SpA (Consumer discretionary, Textiles, apparel & luxury goods)	3,693	249,953
Poste Italiane SpA (Financials, Insurance)144A	19,814	205,353
Prysmian SpA (Industrials, Electrical equipment)	5,339	197,857
Snam SpA (Utilities, Gas utilities)	56,715	296,445
UniCredit SpA (Financials, Banks)	17,574	336,512
		2,446,779
Japan: 21.70%
Advantest Corp. (Information technology, Semiconductors & semiconductor equipment)	1,900	244,242
Astellas Pharma, Inc. (Health care, Pharmaceuticals)	18,000	285,196
Bandai Namco Holdings, Inc. (Consumer discretionary, Leisure products)	13,700	321,642
Bridgestone Corp. (Consumer discretionary, Automobile components)	6,500	264,899
Brother Industries Ltd. (Information technology, Technology hardware, storage & peripherals)	8,900	129,292
Canon, Inc. (Information technology, Technology hardware, storage & peripherals)	12,600	312,999
Chugai Pharmaceutical Co. Ltd. (Health care, Pharmaceuticals)	5,000	134,757
Dai-ichi Life Holdings, Inc. (Financials, Insurance)	13,800	237,173
Daiichi Sankyo Co. Ltd. (Health care, Pharmaceuticals)	13,400	436,648
The accompanying notes are an integral part of these financial statements.
6 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Japan (continued)
Daikin Industries Ltd. (Industrials, Building products)	1,600	$305,013
Daiwa House Industry Co. Ltd. (Real estate, Real estate management & development)	5,400	141,158
FANUC Corp. (Industrials, Machinery)	7,100	244,506
Fast Retailing Co. Ltd. (Consumer discretionary, Specialty retail)	1,200	281,471
FUJIFILM Holdings Corp. (Information technology, Technology hardware, storage & peripherals)	3,800	232,732
Fujitsu Ltd. (Information technology, IT services)	1,300	165,340
Hitachi Ltd. (Industrials, Industrial conglomerates)	8,200	473,549
Honda Motor Co. Ltd. (Consumer discretionary, Automobiles)	24,900	715,769
Hoshizaki Corp. (Industrials, Machinery)	3,500	126,108
Hoya Corp. (Health care, Health care equipment & supplies)	3,300	416,038
INPEX Corp. (Energy, Oil, gas & consumable fuels)	11,800	125,347
Isuzu Motors Ltd. (Consumer discretionary, Automobiles)	10,500	122,390
ITOCHU Corp. (Industrials, Trading companies & distributors)	14,100	477,776
Itochu Techno-Solutions Corp. (Information technology, IT services)	7,600	198,012
Japan Post Holdings Co. Ltd. (Financials, Insurance)	20,600	145,564
Japan Post Insurance Co. Ltd. (Financials, Insurance)	9,200	138,470
Japan Tobacco, Inc. (Consumer staples, Tobacco)	9,000	196,375
Kao Corp. (Consumer staples, Personal care products)	3,700	129,517
KDDI Corp. (Communication services, Wireless telecommunication services)	13,100	403,460
Keyence Corp. (Information technology, Electronic equipment, instruments & components)	1,700	827,274
Kintetsu Group Holdings Co. Ltd. (Industrials, Ground transportation)	5,300	175,557
Kirin Holdings Co. Ltd. (Consumer staples, Beverages)	12,100	180,599
Komatsu Ltd. (Industrials, Machinery)	5,400	127,592
M3, Inc. (Health care, Health care technology)	7,000	156,153
Marubeni Corp. (Industrials, Trading companies & distributors)	20,400	291,669
MatsukiyoCocokara & Co. (Consumer staples, Consumer staples distribution & retail)	2,400	128,678
Mitsubishi Corp. (Industrials, Trading companies & distributors)	19,500	781,820
Mitsubishi Estate Co. Ltd. (Real estate, Real estate management & development)	19,900	228,959
Mitsubishi HC Capital, Inc. (Financials, Financial services)	25,900	140,723
Mitsubishi Heavy Industries Ltd. (Industrials, Machinery)	4,900	207,711
Mitsubishi UFJ Financial Group, Inc. (Financials, Banks)	57,900	387,524
Mitsui & Co. Ltd. (Industrials, Trading companies & distributors)	19,900	629,030
Mitsui Fudosan Co. Ltd. (Real estate, Real estate management & development)	6,200	118,482
MS&AD Insurance Group Holdings, Inc. (Financials, Insurance)	5,200	179,075
NEC Corp. (Information technology, IT services)	7,400	347,892
Nexon Co. Ltd. (Communication services, Entertainment)	10,300	210,399
Nidec Corp. (Industrials, Electrical equipment)	2,400	119,548
Nintendo Co. Ltd. (Communication services, Entertainment)	13,700	583,694
NIPPON EXPRESS HOLDINGS, Inc. (Industrials, Air freight & logistics)	2,700	151,739
Nippon Shinyaku Co. Ltd. (Health care, Pharmaceuticals)	2,700	123,639
Nippon Steel Corp. (Materials, Metals & mining)	5,400	105,248
Nippon Telegraph & Telephone Corp. (Communication services, Diversified telecommunication services)	8,800	249,804
Nissan Motor Co. Ltd. (Consumer discretionary, Automobiles)	34,500	129,482
Nisshin Seifun Group, Inc. (Consumer staples, Food products)	5,200	65,278
Nitto Denko Corp. (Materials, Chemicals)	3,700	263,707
Nomura Research Institute Ltd. (Information technology, IT services)	6,500	163,754
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 7

Portfolio of investments—May 31, 2023

	Shares	Value
Japan (continued)
NTT Data Corp. (Information technology, IT services)	7,700	$110,367
Obic Co. Ltd. (Information technology, IT services)	1,500	243,208
Olympus Corp. (Health care, Health care equipment & supplies)	13,200	200,617
Ono Pharmaceutical Co. Ltd. (Health care, Pharmaceuticals)	13,300	249,008
ORIX Corp. (Financials, Financial services)	9,300	158,566
Otsuka Corp. (Information technology, IT services)	4,600	173,666
Otsuka Holdings Co. Ltd. (Health care, Pharmaceuticals)	15,300	568,074
Pan Pacific International Holdings Corp. (Consumer discretionary, Broadline retail)	6,500	110,989
Panasonic Holdings Corp. (Consumer discretionary, Household durables)	26,000	272,550
Persol Holdings Co. Ltd. (Industrials, Professional services)	8,600	162,710
Recruit Holdings Co. Ltd. (Industrials, Professional services)	14,900	458,791
Renesas Electronics Corp. (Information technology, Semiconductors & semiconductor equipment)†	10,400	170,938
Rohm Co. Ltd. (Information technology, Semiconductors & semiconductor equipment)	2,300	194,961
Secom Co. Ltd. (Industrials, Commercial services & supplies)	2,400	157,376
Seiko Epson Corp. (Information technology, Technology hardware, storage & peripherals)	8,700	132,319
Sekisui Chemical Co. Ltd. (Consumer discretionary, Household durables)	4,300	59,411
Sekisui House Ltd. (Consumer discretionary, Household durables)	26,500	518,017
Seven & i Holdings Co. Ltd. (Consumer staples, Consumer staples distribution & retail)	6,900	289,471
Shimano, Inc. (Consumer discretionary, Leisure products)	1,300	204,436
Shin-Etsu Chemical Co. Ltd. (Materials, Chemicals)	27,000	832,722
Shionogi & Co. Ltd. (Health care, Pharmaceuticals)	4,200	189,192
SMC Corp. (Industrials, Machinery)	300	161,665
SoftBank Group Corp. (Communication services, Wireless telecommunication services)	10,800	424,403
Sompo Holdings, Inc. (Financials, Insurance)	3,100	126,603
Sony Group Corp. (Consumer discretionary, Household durables)	10,800	1,020,118
Square Enix Holdings Co. Ltd. (Communication services, Entertainment)	2,600	116,634
Subaru Corp. (Consumer discretionary, Automobiles)	9,800	168,744
SUMCO Corp. (Information technology, Semiconductors & semiconductor equipment)	12,100	172,913
Sumitomo Corp. (Industrials, Trading companies & distributors)	23,400	442,807
Sumitomo Metal Mining Co. Ltd. (Materials, Metals & mining)	5,700	173,056
Sumitomo Mitsui Financial Group, Inc. (Financials, Banks)	3,400	138,562
Suzuki Motor Corp. (Consumer discretionary, Automobiles)	3,800	125,517
Sysmex Corp. (Health care, Health care equipment & supplies)	2,100	137,598
Taisei Corp. (Industrials, Construction & engineering)	4,200	133,695
Takeda Pharmaceutical Co. Ltd. (Health care, Pharmaceuticals)	14,600	463,281
TDK Corp. (Information technology, Electronic equipment, instruments & components)	7,000	268,294
Terumo Corp. (Health care, Health care equipment & supplies)	5,200	158,473
TIS, Inc. (Information technology, IT services)	6,600	185,222
Tokio Marine Holdings, Inc. (Financials, Insurance)	25,900	584,458
Tokyo Electron Ltd. (Information technology, Semiconductors & semiconductor equipment)	4,300	596,121
Tokyo Gas Co. Ltd. (Utilities, Gas utilities)	15,900	338,827
Toyota Motor Corp. (Consumer discretionary, Automobiles)	79,500	1,089,006
The accompanying notes are an integral part of these financial statements.
8 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Japan (continued)
Toyota Tsusho Corp. (Industrials, Trading companies & distributors)	4,200	$185,092
Trend Micro, Inc. (Information technology, Software)	2,800	133,443
USS Co. Ltd. (Consumer discretionary, Specialty retail)	10,800	175,885
Yakult Honsha Co. Ltd. (Consumer staples, Food products)	1,700	110,425
Yokogawa Electric Corp. (Information technology, Electronic equipment, instruments & components)	7,800	147,350
Z Holdings Corp. (Communication services, Interactive media & services)	58,300	145,243
		27,861,297
Luxembourg: 0.41%
ArcelorMittal SA (Materials, Metals & mining)	10,321	256,276
Eurofins Scientific SE (Health care, Life sciences tools & services)	2,246	147,982
Tenaris SA (Energy, Energy equipment & services)	10,084	125,789
		530,047
Netherlands: 5.31%
Adyen NV (Financials, Financial services)144A†	151	246,432
Airbus SE (Industrials, Aerospace & defense)	2,585	338,591
Argenx SE (Health care, Biotechnology)†	450	175,374
ASML Holding NV (Information technology, Semiconductors & semiconductor equipment)	3,551	2,548,789
CNH Industrial NV (Industrials, Machinery)	8,744	111,690
Ferrari NV (Consumer discretionary, Automobiles)	596	169,841
Heineken Holding NV (Consumer staples, Beverages)	1,596	135,710
Heineken NV (Consumer staples, Beverages)	1,396	140,982
IMCD NV (Industrials, Trading companies & distributors)	777	116,732
Koninklijke Ahold Delhaize NV (Consumer staples, Consumer staples distribution & retail)	15,205	482,053
Koninklijke Philips NV (Health care, Health care equipment & supplies)	10,610	200,124
NN Group NV (Financials, Insurance)	2,629	94,758
OCI NV (Materials, Chemicals)†	5,218	115,957
Prosus NV (Consumer discretionary, Broadline retail)†	6,900	454,104
QIAGEN NV (Health care, Life sciences tools & services)†	4,403	198,656
Randstad NV (Industrials, Professional services)	2,547	124,853
Stellantis NV (Consumer discretionary, Automobiles)	29,333	444,663
STMicroelectronics NV (Information technology, Semiconductors & semiconductor equipment)	7,817	339,195
Universal Music Group NV (Communication services, Entertainment)	6,108	120,784
Wolters Kluwer NV (Industrials, Professional services)	2,291	261,537
		6,820,825
New Zealand: 0.15%
Spark New Zealand Ltd. (Communication services, Diversified telecommunication services)	60,631	188,433
Norway: 0.81%
DNB Bank ASA (Financials, Banks)	14,480	242,373
Equinor ASA (Energy, Oil, gas & consumable fuels)	9,546	244,021
Mowi ASA (Consumer staples, Food products)	8,859	152,037
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 9

Portfolio of investments—May 31, 2023

	Shares	Value
Norway (continued)
Norsk Hydro ASA (Materials, Metals & mining)	16,840	$101,766
Orkla ASA (Consumer staples, Food products)	21,832	157,069
Salmar ASA (Consumer staples, Food products)	3,382	148,988
		1,046,254
Portugal: 0.18%
Jeronimo Martins SGPS SA (Consumer staples, Consumer staples distribution & retail)	9,413	227,190
Singapore: 1.73%
DBS Group Holdings Ltd. (Financials, Banks)	21,300	477,254
Genting Singapore Ltd. (Consumer discretionary, Hotels, restaurants & leisure)	634,900	474,191
Grab Holdings Ltd. Class A (Industrials, Ground transportation)†	50,370	150,103
Jardine Cycle & Carriage Ltd. (Industrials, Industrial conglomerates)	5,700	136,272
Oversea-Chinese Banking Corp. Ltd. (Financials, Banks)	38,700	351,142
Sea Ltd. ADR (Communication services, Entertainment)†	3,566	204,724
Singapore Airlines Ltd. (Industrials, Passenger airlines)†	30,000	142,202
United Overseas Bank Ltd. (Financials, Banks)	5,900	121,944
Wilmar International Ltd. (Consumer staples, Food products)	58,400	168,856
		2,226,688
Spain: 2.81%
Amadeus IT Group SA (Consumer discretionary, Hotels, restaurants & leisure)†	2,074	148,310
Banco Bilbao Vizcaya Argentaria SA (Financials, Banks)	76,447	500,091
Banco Santander SA (Financials, Banks)	135,679	441,608
CaixaBank SA (Financials, Banks)	58,802	215,399
Enagas SA (Utilities, Gas utilities)	9,914	189,211
Endesa SA (Utilities, Electric utilities)	8,595	185,857
Iberdrola SA (Utilities, Electric utilities)	52,103	634,899
Industria de Diseno Textil SA (Consumer discretionary, Specialty retail)	16,044	536,606
Naturgy Energy Group SA (Utilities, Gas utilities)	4,206	119,678
Red Electrica Corp. SA (Utilities, Electric utilities)	12,358	209,304
Repsol SA (Energy, Oil, gas & consumable fuels)	10,552	143,131
Telefonica SA (Communication services, Diversified telecommunication services)	65,291	277,065
		3,601,159
Sweden: 2.89%
Assa Abloy AB Class B (Industrials, Building products)	9,567	212,290
Atlas Copco AB Class A (Industrials, Machinery)	37,092	540,223
Boliden AB (Materials, Metals & mining)†	3,839	116,902
Epiroc AB Class A (Industrials, Machinery)	7,575	132,628
EQT AB (Financials, Capital markets)	4,951	93,574
Evolution AB (Consumer discretionary, Hotels, restaurants & leisure)144A	1,891	248,420
Fastighets AB Balder Class B (Real estate, Real estate management & development)†	24,290	81,565
Getinge AB Class B (Health care, Health care equipment & supplies)	6,440	148,066
H & M Hennes & Mauritz AB Class B (Consumer discretionary, Specialty retail)	9,220	115,074
Hexagon AB Class B (Information technology, Electronic equipment, instruments & components)	6,851	79,421
Holmen AB Class B (Materials, Paper & forest products)	4,535	171,507
Industrivarden AB Class A (Financials, Financial services)	5,174	139,222
The accompanying notes are an integral part of these financial statements.
10 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Sweden (continued)
Indutrade AB (Industrials, Machinery)	8,579	$201,751
Investor AB Class B (Financials, Financial services)	9,613	195,461
Lifco AB Class B (Industrials, Industrial conglomerates)	7,017	148,141
Nibe Industrier AB Class B (Industrials, Building products)	12,628	120,499
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	31,464	328,940
Skanska AB Class B (Industrials, Construction & engineering)	7,733	101,902
Swedbank AB Class A (Financials, Banks)	18,425	281,932
Telefonaktiebolaget LM Ericsson Class B (Information technology, Communications equipment)	15,625	80,805
Volvo AB Class B (Industrials, Machinery)	9,364	172,795
		3,711,118
Switzerland: 9.32%
ABB Ltd. (Industrials, Electrical equipment)	9,193	335,723
Alcon, Inc. (Health care, Health care equipment & supplies)	3,888	301,648
Chocoladefabriken Lindt & Spruengli AG (Consumer staples, Food products)	24	286,972
CIE Financiere Richemont SA Class A (Consumer discretionary, Textiles, apparel & luxury goods)	4,642	736,757
Givaudan SA (Materials, Chemicals)	59	194,086
Holcim AG (Materials, Construction materials)	6,349	391,362
Julius Baer Group Ltd. (Financials, Capital markets)	4,350	265,752
Kuehne & Nagel International AG (Industrials, Marine transportation)	1,090	310,095
Logitech International SA (Information technology, Technology hardware, storage & peripherals)†	2,484	159,172
Lonza Group AG (Health care, Life sciences tools & services)	204	127,541
Nestle SA (Consumer staples, Food products)	22,479	2,663,172
Novartis AG (Health care, Pharmaceuticals)	15,763	1,508,540
Partners Group Holding AG (Financials, Capital markets)	110	99,136
Roche Holding AG (Health care, Pharmaceuticals)	6,262	1,981,563
Schindler Holding AG (Industrials, Machinery)	570	118,037
Sika AG (Materials, Chemicals)	940	256,378
Sonova Holding AG (Health care, Health care equipment & supplies)	962	246,534
Straumann Holding AG (Health care, Health care equipment & supplies)	1,788	261,304
Swatch Group AG (Consumer discretionary, Textiles, apparel & luxury goods)	798	237,100
Swiss Life Holding AG (Financials, Insurance)	215	124,172
Swisscom AG (Communication services, Diversified telecommunication services)	406	257,130
UBS Group AG (Financials, Capital markets)	27,879	527,734
VAT Group AG (Industrials, Machinery)144A	444	182,963
Zurich Insurance Group AG (Financials, Insurance)	843	394,310
		11,967,181
United Kingdom: 13.77%
3i Group PLC (Financials, Capital markets)	11,323	275,437
Anglo American PLC (Materials, Metals & mining)	10,821	299,300
Ashtead Group PLC (Industrials, Trading companies & distributors)	4,867	296,661
Associated British Foods PLC (Consumer staples, Food products)	5,953	135,182
AstraZeneca PLC (Health care, Pharmaceuticals)	13,587	1,970,720
Auto Trader Group plc (Communication services, Interactive media & services)144A	22,897	179,441
BAE Systems PLC (Industrials, Aerospace & defense)	30,244	349,208
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 11

Portfolio of investments—May 31, 2023

	Shares	Value
United Kingdom (continued)
Barclays PLC (Financials, Banks)	99,753	$187,794
BP PLC (Energy, Oil, gas & consumable fuels)	171,976	969,742
British American Tobacco PLC (Consumer staples, Tobacco)	25,553	811,990
Bunzl PLC (Industrials, Trading companies & distributors)	7,205	281,786
Burberry Group PLC (Consumer discretionary, Textiles, apparel & luxury goods)	3,591	96,220
Coca-Cola Europacific Partners PLC (Consumer staples, Beverages)	3,351	209,069
Compass Group PLC (Consumer discretionary, Hotels, restaurants & leisure)	13,202	361,626
Diageo PLC (Consumer staples, Beverages)	16,328	679,816
GSK PLC (Health care, Pharmaceuticals)	25,156	421,326
Haleon PLC (Consumer staples, Personal care products)	35,370	140,003
Hargreaves Lansdown PLC (Financials, Capital markets)	18,698	186,587
HSBC Holdings PLC (Financials, Banks)†	167,805	1,232,615
Imperial Brands PLC (Consumer staples, Tobacco)	21,150	445,947
Informa PLC (Communication services, Media)	43,466	376,865
JD Sports Fashion PLC (Consumer discretionary, Specialty retail)	81,028	153,208
Lloyds Banking Group PLC (Financials, Banks)	482,008	264,841
London Stock Exchange Group PLC (Financials, Capital markets)	2,328	247,601
Mondi PLC (Materials, Paper & forest products)	7,715	119,484
National Grid PLC (Utilities, Multi-utilities)	30,776	423,419
NatWest Group PLC (Financials, Banks)	117,626	379,849
Prudential PLC (Financials, Insurance)	22,181	291,372
Reckitt Benckiser Group PLC (Consumer staples, Household products)	4,360	338,759
RELX PLC (Industrials, Professional services)	15,000	468,347
Rio Tinto PLC (Materials, Metals & mining)	8,735	519,607
Rolls-Royce Holdings PLC (Industrials, Aerospace & defense)†	76,623	136,587
Schroders PLC (Financials, Capital markets)	17,169	97,304
Shell PLC (Energy, Oil, gas & consumable fuels)	63,991	1,767,553
SSE PLC (Utilities, Electric utilities)	18,383	430,253
Standard Chartered PLC (Financials, Banks)	12,121	95,534
Tesco PLC (Consumer staples, Consumer staples distribution & retail)	57,237	185,689
Unilever PLC (Consumer staples, Personal care products)	15,991	801,449
Unilever PLC (Consumer staples, Personal care products)	7,138	357,037
Vodafone Group PLC (Communication services, Wireless telecommunication services)	311,010	295,461
Whitbread PLC (Consumer discretionary, Hotels, restaurants & leisure)	5,767	235,733
WPP PLC (Communication services, Media)	14,616	155,234
		17,671,656
United States: 0.14%
Experian PLC (Industrials, Professional services)	5,127	180,617
Total common stocks (Cost $102,743,031)		122,993,246

	Dividend rate
Preferred stocks: 0.23%
Germany: 0.23%
Volkswagen AG (Consumer discretionary, Automobiles)	8.76%	2,335	290,970
Total preferred stocks (Cost $364,535)			290,970
The accompanying notes are an integral part of these financial statements.
12 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2023

		Yield	Shares	Value
Short-term investments: 2.65%
Investment companies: 2.65%
Allspring Government Money Market Fund Select Class♠∞		5.01%	3,401,432	$3,401,432
Total short-term investments (Cost $3,401,432)				3,401,432
Total investments in securities (Cost $106,508,998)	98.68%			126,685,648
Other assets and liabilities, net	1.32			1,693,396
Total net assets	100.00%			$128,379,044

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,578,533	$32,349,664	$(30,526,765)	$0	$0	$3,401,432	3,401,432	$77,278
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	4,760,248	6,643,494	(11,403,652)	(90)	0	0	0	21,404 [1]
				$(90)	$0	$3,401,432		$98,682

[1]	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI EAFE Index	37	6-16-2023	$3,948,323	$3,798,790	$0	$(149,533)
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 13

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $103,107,566)	$123,284,216
Investments in affiliated securities, at value (cost $3,401,432)	3,401,432
Cash at broker segregated for futures contracts	182,609
Foreign currency, at value (cost $371,764)	368,722
Receivable for dividends	1,280,859
Prepaid expenses and other assets	667
Total assets	128,518,505
Liabilities
Payable for daily variation margin on open futures contracts	40,688
Custody and accounting fees payable	31,906
Advisory fee payable	28,308
Contingent tax liability	6,000
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	32,055
Total liabilities	139,461
Total net assets	$128,379,044
The accompanying notes are an integral part of these financial statements.
14 | Allspring Disciplined International Developed Markets Portfolio

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $536,372)	$4,318,940
Income from affiliated securities	86,123
Interest	3,889
Total investment income	4,408,952
Expenses
Advisory fee	349,070
Custody and accounting fees	125,356
Professional fees	75,000
Interest holder report expenses	14,862
Trustees’ fees and expenses	27,071
Other fees and expenses	101,015
Total expenses	692,374
Net investment income	3,716,578
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(3,750,281)
Affiliated securities	(90)
Foreign currency and foreign currency translations	(43,144)
Futures contracts	31,972
Net realized losses on investments	(3,761,543)
Net change in unrealized gains (losses) on
Unaffiliated securities	3,651,070
Foreign currency and foreign currency translations	4,779
Futures contracts	(159,092)
Net change in unrealized gains (losses) on investments	3,496,757
Net realized and unrealized gains (losses) on investments	(264,786)
Net increase in net assets resulting from operations	$3,451,792
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 15

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$3,716,578	$4,763,503
Net realized gains (losses) on investments	(3,761,543)	6,847,953
Net change in unrealized gains (losses) on investments	3,496,757	(28,734,281)
Net increase (decrease) in net assets resulting from operations	3,451,792	(17,122,825)
Capital share transactions
Transactions in investors’ beneficial interests
Contributions	7,947,810	922,417
Withdrawals	(42,935,013)	(28,522,295)
Net decrease in net assets resulting from capital share transactions	(34,987,203)	(27,599,878)
Total decrease in net assets	(31,535,411)	(44,722,703)
Net assets
Beginning of period	159,914,455	204,637,158
End of period	$128,379,044	$159,914,455
The accompanying notes are an integral part of these financial statements.
16 | Allspring Disciplined International Developed Markets Portfolio

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	3.07%	(9.56)%	39.97%	1.76%	(0.14)%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.43%	0.43%	0.91%	0.89%
Net expenses[1]	0.50%	0.43%	0.43%	0.91%	0.89%
Net investment income	2.66%	2.62%	2.23%	0.34%	1.24%
Supplemental data
Portfolio turnover rate	27%	17%	127%	53%	100%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 17

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined International Developed Markets Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2023, such fair value pricing was not used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
18 | Allspring Disciplined International Developed Markets Portfolio

Notes to financial statements
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend rate. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $107,220,894 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$24,885,176
Gross unrealized losses	(5,569,955)
Net unrealized gains	$19,315,221
Allspring Disciplined International Developed Markets Portfolio | 19

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$9,040,626	$0	$0	$9,040,626
Austria	142,332	0	0	142,332
Belgium	608,362	0	0	608,362
China	97,261	0	0	97,261
Denmark	3,986,108	0	0	3,986,108
Finland	1,183,128	0	0	1,183,128
France	15,106,882	0	0	15,106,882
Germany	9,711,930	0	0	9,711,930
Hong Kong	2,954,486	0	0	2,954,486
Ireland	574,733	0	0	574,733
Isle of Man (U.K.)	124,978	0	0	124,978
Israel	983,176	0	0	983,176
Italy	2,446,779	0	0	2,446,779
Japan	27,861,297	0	0	27,861,297
Luxembourg	530,047	0	0	530,047
Netherlands	6,820,825	0	0	6,820,825
New Zealand	188,433	0	0	188,433
Norway	1,046,254	0	0	1,046,254
Portugal	227,190	0	0	227,190
Singapore	2,226,688	0	0	2,226,688
Spain	3,601,159	0	0	3,601,159
Sweden	3,711,118	0	0	3,711,118
Switzerland	11,967,181	0	0	11,967,181
United Kingdom	17,671,656	0	0	17,671,656
United States	180,617	0	0	180,617
Preferred stocks
Germany	290,970	0	0	290,970
Short-term investments
Investment companies	3,401,432	0	0	3,401,432
Total assets	$126,685,648	$0	$0	$126,685,648
Liabilities
Futures contracts	$149,533	$0	$0	$149,533
Total liabilities	$149,533	$0	$0	$149,533
20 | Allspring Disciplined International Developed Markets Portfolio

Notes to financial statements
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.250%
Next $4 billion	0.225
Over $5 billion	0.200
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $36,269,920 and $68,840,800, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended May 31, 2023, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $3,214,619 in long futures contracts during the year ended May 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
8.
CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in Europe. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Portfolio’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
Allspring Disciplined International Developed Markets Portfolio | 21

Notes to financial statements
9.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
22 | Allspring Disciplined International Developed Markets Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined International Developed Markets Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
Allspring Disciplined International Developed Markets Portfolio | 23

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

24 | Allspring Disciplined International Developed Markets Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Disciplined International Developed Markets Portfolio | 25

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26 | Allspring Disciplined International Developed Markets Portfolio

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Disciplined International Developed Markets Portfolio | 27

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Disciplined International Developed Markets Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, Extent, and Quality of Services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Portfolio by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Portfolio by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
1
he trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

28 | Allspring Disciplined International Developed Markets Portfolio

Other information (unaudited)
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Portfolio Investment Performance and Expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was higher than the investment performance of its benchmark index, the MSCI EAFE Index (Net), for all periods under review.
The Board also received and considered information regarding the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Advisory and Sub-Advisory Fee Rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Allspring Funds Management under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Allspring Disciplined International Developed Markets Portfolio | 29

Other information (unaudited)
Economies of Scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

30 | Allspring Disciplined International Developed Markets Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

Allspring Disciplined International Developed Markets Portfolio | 31

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Portfolio’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.

Allspring Disciplined Large Cap Portfolio
Annual Report
May 31, 2023

Allspring Disciplined Large Cap Portfolio | 1

Portfolio information (unaudited)

Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Robert M. Wicentowski, CFA

Ten largest holdings (%) as of May 31, 2023[1]
Apple, Inc.	6.79
Microsoft Corp.	6.43
Amazon.com, Inc.	2.51
NVIDIA Corp.	2.29
Alphabet, Inc. Class C	2.08
Alphabet, Inc. Class A	2.06
Meta Platforms, Inc. Class A	1.88
Berkshire Hathaway, Inc. Class B	1.61
Broadcom, Inc.	1.41
Visa, Inc. Class A	1.39

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of May 31, 2023[1]

[1]	Figures represent the percentage of the Portfolio’s long-term investments. Allocations are subject to change and may have changed since the date specified.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 98.82%
Communication services: 8.91%
Diversified telecommunication services: 0.35%
AT&T, Inc.	25,448	$400,297
Verizon Communications, Inc.	10,257	365,457
		765,754
Entertainment: 1.41%
Activision Blizzard, Inc.	8,284	664,377
Live Nation Entertainment, Inc.†	2,728	218,076
Netflix, Inc.†	4,767	1,884,062
Walt Disney Co.†	3,222	283,407
		3,049,922
Interactive media & services: 6.13%
Alphabet, Inc. Class A†	36,225	4,450,966
Alphabet, Inc. Class C†	36,456	4,497,576
Meta Platforms, Inc. Class A†	15,351	4,063,717
TripAdvisor, Inc.†	16,100	250,516
		13,262,775
Media: 1.02%
Comcast Corp. Class A	26,343	1,036,597
Interpublic Group of Cos., Inc.	8,904	331,140
Omnicom Group, Inc.	5,523	487,073
Trade Desk, Inc. Class A†	4,855	340,238
		2,195,048
Consumer discretionary: 10.10%
Automobile components: 0.23%
BorgWarner, Inc.	11,131	493,437
Automobiles: 1.85%
Ford Motor Co.	65,612	787,344
General Motors Co.	11,477	371,969
Tesla, Inc.†	13,991	2,853,185
		4,012,498
Broadline retail: 2.63%
Amazon.com, Inc.†	44,952	5,420,312
eBay, Inc.	6,279	267,109
		5,687,421
Hotels, restaurants & leisure: 1.81%
Airbnb, Inc. Class A†	7,283	799,455
Booking Holdings, Inc.†	158	396,386
Boyd Gaming Corp.	7,885	502,511
Chipotle Mexican Grill, Inc.†	127	263,714
Darden Restaurants, Inc.	1,676	265,679
Expedia Group, Inc.†	2,228	213,242
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 3

Portfolio of investments—May 31, 2023

	Shares	Value
Hotels, restaurants & leisure (continued)
McDonald’s Corp.	4,737	$1,350,566
Penn Entertainment, Inc.†	5,098	127,654
		3,919,207
Household durables: 1.23%
Lennar Corp. Class A	8,854	948,440
NVR, Inc.†	180	999,760
PulteGroup, Inc.	10,872	718,422
		2,666,622
Specialty retail: 1.69%
AutoNation, Inc.†	1,495	195,726
Dick’s Sporting Goods, Inc.	1,750	223,143
Home Depot, Inc.	6,374	1,806,710
O’Reilly Automotive, Inc.†	814	735,294
Ulta Beauty, Inc.†	1,681	688,924
		3,649,797
Textiles, apparel & luxury goods: 0.66%
Deckers Outdoor Corp.†	669	317,775
Lululemon Athletica, Inc.†	893	296,414
NIKE, Inc. Class B	7,724	813,028
		1,427,217
Consumer staples: 5.88%
Beverages: 0.64%
Coca-Cola Co.	14,628	872,706
PepsiCo, Inc.	2,794	509,486
		1,382,192
Consumer staples distribution & retail: 2.43%
BJ’s Wholesale Club Holdings, Inc.†	2,809	175,984
Costco Wholesale Corp.	3,550	1,816,038
Kroger Co.	22,256	1,008,864
Performance Food Group Co.†	10,270	567,828
Target Corp.	2,606	341,204
Walmart, Inc.	9,221	1,354,288
		5,264,206
Food products: 1.18%
Archer-Daniels-Midland Co.	13,035	920,923
Bunge Ltd.	3,773	349,531
Darling Ingredients, Inc.†	5,402	342,379
Hershey Co.	1,967	510,830
Lamb Weston Holdings, Inc.	1,072	119,206
Tyson Foods, Inc. Class A	5,964	302,017
		2,544,886
The accompanying notes are an integral part of these financial statements.
4 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Household products: 0.69%
Procter & Gamble Co.	10,494	$1,495,395
Tobacco: 0.94%
Altria Group, Inc.	16,529	734,218
Philip Morris International, Inc.	14,379	1,294,254
		2,028,472
Energy: 3.99%
Energy equipment & services: 0.14%
Halliburton Co.	10,349	296,499
Oil, gas & consumable fuels: 3.85%
Chevron Corp.	14,402	2,169,229
ConocoPhillips	8,032	797,578
EOG Resources, Inc.	2,686	288,181
EQT Corp.	7,125	247,736
Exxon Mobil Corp.	27,920	2,852,866
Marathon Petroleum Corp.	8,817	924,991
Phillips 66	2,690	246,431
Valero Energy Corp.	7,509	803,763
		8,330,775
Financials: 12.37%
Banks: 2.81%
Bank of America Corp.	49,239	1,368,352
Bank OZK	12,177	421,080
Citigroup, Inc.	24,871	1,102,283
JPMorgan Chase & Co.	18,859	2,559,355
Popular, Inc.	3,508	200,587
U.S. Bancorp	14,212	424,939
		6,076,596
Capital markets: 1.78%
Ameriprise Financial, Inc.	1,008	300,858
Bank of New York Mellon Corp.	15,973	642,115
Charles Schwab Corp.	10,211	538,017
CME Group, Inc.	3,576	639,210
Coinbase Global, Inc. Class A†	1,724	107,233
Interactive Brokers Group, Inc. Class A	12,615	974,256
Jefferies Financial Group, Inc.	11,270	338,889
LPL Financial Holdings, Inc.	1,595	310,674
		3,851,252
Consumer finance: 0.51%
American Express Co.	1,882	298,410
Capital One Financial Corp.	3,766	392,455
Synchrony Financial	13,344	413,130
		1,103,995
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 5

Portfolio of investments—May 31, 2023

	Shares	Value
Financial services: 5.03%
Berkshire Hathaway, Inc. Class B†	10,827	$3,476,333
Euronet Worldwide, Inc.†	3,153	351,244
FleetCor Technologies, Inc.†	1,503	340,505
Mastercard, Inc. Class A	5,092	1,858,682
MGIC Investment Corp.	36,781	556,129
PayPal Holdings, Inc.†	13,446	833,518
Visa, Inc. Class A	13,583	3,002,250
WEX, Inc.†	2,791	462,887
		10,881,548
Insurance: 2.24%
Arch Capital Group Ltd.†	9,633	671,420
Axis Capital Holdings Ltd.	4,336	225,039
Everest Re Group Ltd.	1,808	614,756
F&G Annuities & Life, Inc.	6,530	135,040
Hartford Financial Services Group, Inc.	10,806	740,427
MetLife, Inc.	17,169	850,724
Reinsurance Group of America, Inc.	2,156	301,840
Travelers Cos., Inc.	2,278	385,529
Unum Group†	11,280	490,116
W R Berkley Corp.	7,545	420,106
		4,834,997
Health care: 13.90%
Biotechnology: 2.66%
AbbVie, Inc.	8,313	1,146,861
Biogen, Inc.†	1,761	521,978
Exelixis, Inc.†	36,510	703,913
Gilead Sciences, Inc.	7,660	589,360
Moderna, Inc.†	3,749	478,785
United Therapeutics Corp.†	4,026	844,413
Vertex Pharmaceuticals, Inc.†	4,552	1,472,891
		5,758,201
Health care equipment & supplies: 2.56%
Abbott Laboratories	18,963	1,934,226
Align Technology, Inc.†	528	149,244
Edwards Lifesciences Corp.†	12,858	1,083,029
Hologic, Inc.†	12,721	1,003,560
Intuitive Surgical, Inc.†	2,262	696,334
Zimmer Biomet Holdings, Inc.	5,308	675,921
		5,542,314
Health care providers & services: 3.74%
AmerisourceBergen Corp.	6,246	1,062,757
Centene Corp.†	14,740	919,924
CVS Health Corp.	18,579	1,263,929
Elevance Health, Inc.	1,253	561,119
McKesson Corp.	3,502	1,368,722
The accompanying notes are an integral part of these financial statements.
6 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Health care providers & services (continued)
Molina Healthcare, Inc.†	3,086	$845,255
UnitedHealth Group, Inc.	4,247	2,069,308
		8,091,014
Health care technology: 0.19%
Doximity, Inc. Class A†	3,357	102,959
Veeva Systems, Inc. Class A†	1,772	293,621
		396,580
Life sciences tools & services: 0.85%
Danaher Corp.	3,370	773,820
Thermo Fisher Scientific, Inc.	2,092	1,063,698
		1,837,518
Pharmaceuticals: 3.90%
Bristol-Myers Squibb Co.	20,109	1,295,824
Eli Lilly & Co.	2,387	1,025,121
Johnson & Johnson	16,742	2,596,014
Merck & Co., Inc.	15,791	1,743,484
Organon & Co.	10,779	209,005
Pfizer, Inc.	41,242	1,568,021
		8,437,469
Industrials: 9.06%
Aerospace & defense: 1.38%
General Dynamics Corp.	2,547	520,046
Lockheed Martin Corp.	2,493	1,106,917
Northrop Grumman Corp.	1,222	532,169
Textron, Inc.	13,449	832,090
		2,991,222
Air freight & logistics: 0.90%
Expeditors International of Washington, Inc.	7,434	820,045
United Parcel Service, Inc. Class B	6,781	1,132,427
		1,952,472
Building products: 1.28%
Builders FirstSource, Inc.†	8,047	933,050
Carrier Global Corp.	16,331	667,938
Masco Corp.	5,083	245,610
Owens Corning	8,743	929,643
		2,776,241
Commercial services & supplies: 0.74%
Copart, Inc.†	8,747	766,150
Waste Management, Inc.	5,107	826,925
		1,593,075
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 7

Portfolio of investments—May 31, 2023

	Shares	Value
Electrical equipment: 0.41%
Acuity Brands, Inc.	2,234	$336,641
AMETEK, Inc.	2,326	337,433
Rockwell Automation, Inc.	743	207,000
		881,074
Ground transportation: 0.65%
CSX Corp.	19,932	611,314
Ryder System, Inc.	2,705	213,235
Schneider National, Inc. Class B	8,662	224,519
Union Pacific Corp.	1,874	360,783
		1,409,851
Industrial conglomerates: 0.19%
3M Co.	1,882	175,609
Honeywell International, Inc.	1,236	236,818
		412,427
Machinery: 2.20%
AGCO Corp.	4,049	446,524
Allison Transmission Holdings, Inc.	17,589	831,960
Caterpillar, Inc.	1,958	402,859
Cummins, Inc.	877	179,268
Fortive Corp.	10,768	701,104
Otis Worldwide Corp.	4,746	377,354
PACCAR, Inc.	9,088	625,073
Parker-Hannifin Corp.	1,810	579,996
Snap-on, Inc.	1,631	405,891
Timken Co.	2,986	213,648
		4,763,677
Passenger airlines: 0.37%
Copa Holdings SA Class A	2,274	238,907
United Airlines Holdings, Inc.†	11,745	557,476
		796,383
Professional services: 0.19%
Paycom Software, Inc.	1,456	407,869
Trading companies & distributors: 0.75%
MSC Industrial Direct Co., Inc. Class A	4,641	417,319
United Rentals, Inc.	1,468	490,003
Univar Solutions, Inc.†	5,432	193,488
WW Grainger, Inc.	799	518,567
		1,619,377
Information technology: 27.33%
Communications equipment: 1.28%
Arista Networks, Inc.†	2,901	482,552
The accompanying notes are an integral part of these financial statements.
8 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Communications equipment (continued)
Cisco Systems, Inc.	41,896	$2,080,974
F5, Inc.†	1,392	205,432
		2,768,958
Electronic equipment, instruments & components: 0.52%
Jabil, Inc.	8,763	784,464
Keysight Technologies, Inc.†	2,170	351,106
		1,135,570
IT services: 1.29%
Accenture PLC Class A	5,015	1,534,189
Amdocs Ltd.	3,618	340,707
Cognizant Technology Solutions Corp. Class A	3,929	245,523
EPAM Systems, Inc.†	1,056	270,991
Snowflake, Inc. Class A†	2,400	396,864
		2,788,274
Semiconductors & semiconductor equipment: 6.45%
Advanced Micro Devices, Inc.†	5,102	603,107
Analog Devices, Inc.	4,525	804,047
Applied Materials, Inc.	5,509	734,350
Broadcom, Inc.	3,776	3,050,857
Cirrus Logic, Inc.†	2,740	212,843
Enphase Energy, Inc.†	1,059	184,139
KLA Corp.	2,675	1,184,998
Lam Research Corp.	821	506,311
Microchip Technology, Inc.	14,629	1,100,978
NVIDIA Corp.	13,094	4,953,984
QUALCOMM, Inc.	5,460	619,219
		13,954,833
Software: 11.00%
Adobe, Inc.†	4,170	1,742,184
Atlassian Corp. Class A†	1,361	246,055
Cadence Design Systems, Inc.†	2,826	652,552
Crowdstrike Holdings, Inc. Class A†	1,644	263,254
Datadog, Inc. Class A†	3,350	317,949
Dropbox, Inc. Class A†	41,038	944,695
Fortinet, Inc.†	15,304	1,045,722
Intuit, Inc.	858	359,605
Manhattan Associates, Inc.†	1,289	233,850
Microsoft Corp.	42,352	13,907,973
Oracle Corp.	3,276	347,060
Salesforce, Inc.†	6,202	1,385,403
ServiceNow, Inc.†	684	372,630
Synopsys, Inc.†	2,141	974,069
VMware, Inc. Class A†	4,532	617,666
Zoom Video Communications, Inc. Class A†	5,534	371,497
		23,782,164
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 9

Portfolio of investments—May 31, 2023

	Shares	Value
Technology hardware, storage & peripherals: 6.79%
Apple, Inc.	82,819	$14,679,668
Materials: 1.91%
Chemicals: 1.05%
Albemarle Corp.	1,693	327,646
CF Industries Holdings, Inc.	11,883	730,924
Dow, Inc.	4,967	242,290
LyondellBasell Industries NV Class A	6,182	528,808
Mosaic Co.	5,383	172,041
Westlake Corp.	2,567	266,840
		2,268,549
Containers & packaging: 0.09%
Graphic Packaging Holding Co.	8,191	195,765
Metals & mining: 0.77%
Newmont Corp.	6,786	275,172
Nucor Corp.	3,068	405,160
Reliance Steel & Aluminum Co.	2,883	676,582
Steel Dynamics, Inc.	3,414	313,747
		1,670,661
Real estate: 2.77%
Hotel & resort REITs: 0.09%
Host Hotels & Resorts, Inc.	11,525	191,315
Industrial REITs : 0.41%
Prologis, Inc.	7,076	881,316
Office REITs : 0.13%
Alexandria Real Estate Equities, Inc.	2,488	282,288
Residential REITs : 0.42%
AvalonBay Communities, Inc.	2,328	405,025
Equity Residential	8,226	500,141
		905,166
Retail REITs : 0.59%
Brixmor Property Group, Inc.	10,068	201,662
NNN REIT, Inc.	6,814	289,868
Simon Property Group, Inc.	7,455	783,893
		1,275,423
Specialized REITs : 1.13%
CubeSmart	9,491	421,780
Extra Space Storage, Inc.	6,072	876,007
Gaming & Leisure Properties, Inc.	7,714	371,352
Public Storage	2,120	600,596
SBA Communications Corp.	847	187,848
		2,457,583
The accompanying notes are an integral part of these financial statements.
10 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Utilities: 2.60%
Electric utilities: 1.45%
American Electric Power Co., Inc.	11,083	$921,219
Avangrid, Inc.	9,768	366,593
Evergy, Inc.	5,255	304,002
Hawaiian Electric Industries, Inc.	5,483	196,895
NextEra Energy, Inc.	5,390	395,949
PPL Corp.	14,645	383,699
Southern Co.	8,232	574,182
		3,142,539
Gas utilities: 0.65%
National Fuel Gas Co.	15,867	807,789
UGI Corp.	21,148	591,509
		1,399,298
Independent power and renewable electricity producers: 0.23%
Brookfield Renewable Corp. Class A	8,624	289,594
Vistra Corp.	8,839	211,871
		501,465
Multi-utilities: 0.27%
Consolidated Edison, Inc.	1,851	172,698
DTE Energy Co.	3,695	397,582
		570,280
Total common stocks (Cost $149,067,541)		213,738,390

		Yield
Short-term investments: 0.89%
Investment companies: 0.89%
Allspring Government Money Market Fund Select Class♠∞		5.01%	1,921,909	1,921,909
Total short-term investments (Cost $1,921,909)				1,921,909
Total investments in securities (Cost $150,989,450)	99.71%			215,660,299
Other assets and liabilities, net	0.29			637,202
Total net assets	100.00%			$216,297,501

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 11

Portfolio of investments—May 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,635,991	$52,612,842	$(57,326,924)	$0	$0	$1,921,909	1,921,909	$129,211
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	380,600	766,450	(1,147,050)	0	0	0	0	2,216 [1]
				$0	$0	$1,921,909		$131,427

[1]	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	9	6-16-2023	$1,861,537	$1,885,725	$24,188	$0
The accompanying notes are an integral part of these financial statements.
12 | Allspring Disciplined Large Cap Portfolio

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $149,067,541)	$213,738,390
Investments in affiliated securities, at value (cost $1,921,909)	1,921,909
Cash	88
Cash at broker segregated for futures contracts	349,800
Receivable for dividends	374,289
Prepaid expenses and other assets	904
Total assets	216,385,380
Liabilities
Advisory fee payable	45,923
Custody and accounting fees payable	13,739
Payable for daily variation margin on open futures contracts	11,025
Interest holder report expenses payable	10,999
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	5,689
Total liabilities	87,879
Total net assets	$216,297,501
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 13

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $17,526)	$3,942,306
Income from affiliated securities	129,607
Interest	11,085
Total investment income	4,082,998
Expenses
Advisory fee	570,131
Custody and accounting fees	38,249
Professional fees	65,081
Interest holder report expenses	19,468
Trustees’ fees and expenses	27,055
Other fees and expenses	8,767
Total expenses	728,751
Net investment income	3,354,247
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	12,658,863
Futures contracts	(319,248)
Net realized gains on investments	12,339,615
Net change in unrealized gains (losses) on
Unaffiliated securities	(14,419,515)
Futures contracts	126,583
Net change in unrealized gains (losses) on investments	(14,292,932)
Net realized and unrealized gains (losses) on investments	(1,953,317)
Net increase in net assets resulting from operations	$1,400,930
The accompanying notes are an integral part of these financial statements.
14 | Allspring Disciplined Large Cap Portfolio

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$3,354,247	$3,803,635
Net realized gains on investments	12,339,615	44,875,190
Net change in unrealized gains (losses) on investments	(14,292,932)	(38,600,592)
Net increase in net assets resulting from operations	1,400,930	10,078,233
Capital share transactions
Transactions in investors’ beneficial interests
Contributions	19,605,714	116,619,198
Withdrawals	(73,106,530)	(187,709,657)
Net decrease in net assets resulting from capital share transactions	(53,500,816)	(71,090,459)
Total decrease in net assets	(52,099,886)	(61,012,226)
Net assets
Beginning of period	268,397,387	329,409,613
End of period	$216,297,501	$268,397,387
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 15

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019[1]
Total return[2]	1.90%	0.87%	41.79%	11.56%	(2.40)%
Ratios to average net assets (annualized)
Expenses	0.32%	0.30%	0.29%	0.29%	0.28%
Net investment income	1.47%	1.12%	1.36%	1.82%	1.84%
Supplemental data
Portfolio turnover rate	38%	48%	53%	81%	92%

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Disciplined Large Cap Portfolio

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined Large Cap Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily
Allspring Disciplined Large Cap Portfolio | 17

Notes to financial statements
changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $154,649,591 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$70,372,845
Gross unrealized losses	(9,337,949)
Net unrealized gains	$61,034,896
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
18 | Allspring Disciplined Large Cap Portfolio

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$19,273,499	$0	$0	$19,273,499
Consumer discretionary	21,856,199	0	0	21,856,199
Consumer staples	12,715,151	0	0	12,715,151
Energy	8,627,274	0	0	8,627,274
Financials	26,748,388	0	0	26,748,388
Health care	30,063,096	0	0	30,063,096
Industrials	19,603,668	0	0	19,603,668
Information technology	59,109,467	0	0	59,109,467
Materials	4,134,975	0	0	4,134,975
Real estate	5,993,091	0	0	5,993,091
Utilities	5,613,582	0	0	5,613,582
Short-term investments
Investment companies	1,921,909	0	0	1,921,909
	215,660,299	0	0	215,660,299
Futures contracts	24,188	0	0	24,188
Total assets	$215,684,487	$0	$0	$215,684,487
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.250%
Next $4 billion	0.225
Over $5 billion	0.200
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Allspring Disciplined Large Cap Portfolio | 19

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $85,415,716 and $130,478,940, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended May 31, 2023, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $4,023,204 in long futures contracts during the year ended May 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
8.
CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
20 | Allspring Disciplined Large Cap Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined Large Cap Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended and the period from June 12, 2018 (commencement of operations) to May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from June 12, 2018 to May 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
Allspring Disciplined Large Cap Portfolio | 21

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

22 | Allspring Disciplined Large Cap Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Disciplined Large Cap Portfolio | 23

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

24 | Allspring Disciplined Large Cap Portfolio

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Disciplined Large Cap Portfolio | 25

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Disciplined Large Cap Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, Extent, and Quality of Services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Portfolio by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Portfolio by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

26 | Allspring Disciplined Large Cap Portfolio

Other information (unaudited)
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Portfolio Investment Performance and Expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was higher than the investment performance of its benchmark index, the Russell 1000® Index, for all periods under review.
The Board also received and considered information regarding the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Advisory and Sub-Advisory Fee Rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Allspring Funds Management under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Allspring Disciplined Large Cap Portfolio | 27

Other information (unaudited)
Economies of Scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

28 | Allspring Disciplined Large Cap Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

Allspring Disciplined Large Cap Portfolio | 29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Portfolio’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.

Allspring Diversified Large Cap Growth Portfolio
Annual Report
May 31, 2023

Allspring Diversified Large Cap Growth Portfolio | 1

Portfolio information (unaudited)

Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	John R. Campbell, CFA, Vince Fioramonti, CFA, Robert Gruendyke, CFA, Thomas C. Ognar, CFA

Ten largest holdings (%) as of May 31, 2023[1]
Microsoft Corp.	8.76
Apple, Inc.	6.00
Amazon.com, Inc.	3.54
Mastercard, Inc. Class A	3.37
NVIDIA Corp.	3.30
Alphabet, Inc. Class C	2.33
Oracle Corp.	1.87
Alphabet, Inc. Class A	1.86
Microchip Technology, Inc.	1.81
Copart, Inc.	1.57

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of May 31, 2023[1]

[1]	Figures represent the percentage of the Portfolio’s long-term investments. Allocations are subject to change and may have changed since the date specified.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 99.10%
Communication services: 7.27%
Entertainment: 1.62%
Activision Blizzard, Inc.	13,511	$1,083,582
Liberty Media Corp.-Liberty Formula One Class C†	7,066	497,446
Live Nation Entertainment, Inc.†	4,169	333,270
Netflix, Inc.†	1,304	515,380
World Wrestling Entertainment, Inc. Class A	3,887	393,831
		2,823,509
Interactive media & services: 5.49%
Alphabet, Inc. Class A†	26,317	3,233,570
Alphabet, Inc. Class C†	32,744	4,039,627
Meta Platforms, Inc. Class A†	8,554	2,264,415
		9,537,612
Wireless telecommunication services: 0.16%
T-Mobile U.S., Inc.†	1,993	273,539
Consumer discretionary: 13.69%
Automobile components: 0.26%
Mobileye Global, Inc. Class A†	10,173	453,411
Broadline retail: 4.02%
Amazon.com, Inc.†	51,042	6,154,644
MercadoLibre, Inc.†	673	833,847
		6,988,491
Hotels, restaurants & leisure: 1.82%
Airbnb, Inc. Class A†	1,720	188,804
Chipotle Mexican Grill, Inc.†	702	1,457,696
Hilton Worldwide Holdings, Inc.	4,598	625,880
Starbucks Corp.	9,078	886,376
		3,158,756
Household durables: 1.41%
Lennar Corp. Class A	11,619	1,244,627
PulteGroup, Inc.	18,196	1,202,392
		2,447,019
Specialty retail: 4.77%
AutoZone, Inc.†	787	1,878,443
Five Below, Inc.†	575	99,199
Home Depot, Inc.	874	247,735
O’Reilly Automotive, Inc.†	2,048	1,849,979
TJX Cos., Inc.	16,313	1,252,675
Tractor Supply Co.	3,425	717,846
Ulta Beauty, Inc.†	5,495	2,252,016
		8,297,893
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Large Cap Growth Portfolio | 3

Portfolio of investments—May 31, 2023

	Shares	Value
Textiles, apparel & luxury goods: 1.41%
Crocs, Inc.†	2,641	$296,532
Deckers Outdoor Corp.†	1,871	888,725
Lululemon Athletica, Inc.†	2,266	752,153
NIKE, Inc. Class B	4,888	514,511
		2,451,921
Consumer staples: 2.00%
Beverages: 0.47%
Constellation Brands, Inc. Class A	1,136	276,014
Monster Beverage Corp.†	9,197	539,128
		815,142
Consumer staples distribution & retail: 0.91%
Costco Wholesale Corp.	2,838	1,451,807
Sysco Corp.	1,995	139,550
		1,591,357
Food products: 0.53%
Archer-Daniels-Midland Co.	13,106	925,939
Personal care products: 0.09%
Estee Lauder Cos., Inc. Class A	820	150,905
Energy: 2.40%
Energy equipment & services: 0.53%
Halliburton Co.	31,852	912,560
Oil, gas & consumable fuels: 1.87%
Chevron Corp.	7,498	1,129,349
ConocoPhillips	10,472	1,039,870
Devon Energy Corp.	18,914	871,935
Hess Corp.	1,685	213,439
		3,254,593
Financials: 10.35%
Banks: 1.47%
Citigroup, Inc.	16,854	746,969
Citizens Financial Group, Inc.	23,779	613,023
JPMorgan Chase & Co.	8,781	1,191,670
		2,551,662
Capital markets: 3.80%
BlackRock, Inc.	1,199	788,402
CME Group, Inc.	2,585	462,069
Goldman Sachs Group, Inc.	3,275	1,060,773
Intercontinental Exchange, Inc.	1,613	170,897
MarketAxess Holdings, Inc.	1,560	424,960
MSCI, Inc.	1,327	624,393
S&P Global, Inc.	4,316	1,585,828
The accompanying notes are an integral part of these financial statements.
4 | Allspring Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Capital markets (continued)
Tradeweb Markets, Inc. Class A	12,672	$848,390
Virtu Financial, Inc. Class A	36,005	633,328
		6,599,040
Financial services: 4.68%
Mastercard, Inc. Class A	16,081	5,869,886
Visa, Inc. Class A	10,291	2,274,620
		8,144,506
Insurance: 0.40%
Kinsale Capital Group, Inc.	1,458	441,745
Progressive Corp.	1,983	253,645
		695,390
Health care: 14.63%
Biotechnology: 4.35%
AbbVie, Inc.	6,789	936,611
Alnylam Pharmaceuticals, Inc.†	2,309	427,188
Argenx SE ADR†	1,132	440,008
BioMarin Pharmaceutical, Inc.†	5,935	515,989
Exact Sciences Corp.†	8,161	665,774
Karuna Therapeutics, Inc.†	938	212,504
Regeneron Pharmaceuticals, Inc.†	1,519	1,117,316
Sarepta Therapeutics, Inc.†	3,664	452,870
Seagen, Inc.†	1,457	285,135
United Therapeutics Corp.†	4,322	906,496
Vertex Pharmaceuticals, Inc.†	4,949	1,601,348
		7,561,239
Health care equipment & supplies: 5.16%
Abbott Laboratories	554	56,508
Boston Scientific Corp.†	34,246	1,762,984
Dexcom, Inc.†	4,106	481,470
Edwards Lifesciences Corp.†	15,007	1,264,040
Hologic, Inc.†	23,689	1,868,825
Inspire Medical Systems, Inc.†	1,272	372,047
Insulet Corp.†	3,326	912,156
Intuitive Surgical, Inc.†	1,552	477,768
Penumbra, Inc.†	1,703	523,400
Shockwave Medical, Inc.†	1,915	526,797
Stryker Corp.	2,628	724,224
		8,970,219
Health care providers & services: 2.56%
AmerisourceBergen Corp.	7,870	1,339,081
Cardinal Health, Inc.	5,586	459,728
Humana, Inc.	997	500,364
UnitedHealth Group, Inc.	4,430	2,158,473
		4,457,646
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Large Cap Growth Portfolio | 5

Portfolio of investments—May 31, 2023

	Shares	Value
Health care technology: 0.63%
Veeva Systems, Inc. Class A†	6,550	$1,085,335
Life sciences tools & services: 0.51%
Agilent Technologies, Inc.	4,481	518,317
Thermo Fisher Scientific, Inc.	713	362,532
		880,849
Pharmaceuticals: 1.42%
Bristol-Myers Squibb Co.	12,802	824,961
Eli Lilly & Co.	1,152	494,738
Pfizer, Inc.	25,401	965,746
Zoetis, Inc.	1,162	189,417
		2,474,862
Industrials: 8.54%
Aerospace & defense: 0.75%
HEICO Corp.	6,301	974,008
TransDigm Group, Inc.	435	336,538
		1,310,546
Air freight & logistics: 0.31%
United Parcel Service, Inc. Class B	3,244	541,748
Building products: 1.05%
Carrier Global Corp.	30,098	1,231,008
Johnson Controls International PLC	3,133	187,040
Trex Co., Inc.†	7,802	400,633
		1,818,681
Commercial services & supplies: 1.57%
Copart, Inc.†	31,229	2,735,348
Construction & engineering: 1.37%
EMCOR Group, Inc.	7,333	1,208,771
Quanta Services, Inc.	3,636	645,681
WillScot Mobile Mini Holdings Corp.†	12,122	522,216
		2,376,668
Electrical equipment: 0.72%
nVent Electric PLC	28,779	1,248,433
Ground transportation: 0.95%
Uber Technologies, Inc.†	43,378	1,645,328
Machinery: 1.11%
AGCO Corp.	8,950	987,006
Fortive Corp.	14,599	950,541
		1,937,547
The accompanying notes are an integral part of these financial statements.
6 | Allspring Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Professional services: 0.71%
CoStar Group, Inc.†	7,882	$625,831
Paycom Software, Inc.	1,081	302,820
Verisk Analytics, Inc.	1,414	309,822
		1,238,473
Information technology: 35.86%
Communications equipment: 1.48%
Arista Networks, Inc.†	15,449	2,569,787
Electronic equipment, instruments & components: 0.42%
Keysight Technologies, Inc.†	2,134	345,281
Teledyne Technologies, Inc.†	982	381,654
		726,935
IT services: 0.96%
Accenture PLC Class A	3,937	1,204,407
MongoDB, Inc.†	1,607	472,121
		1,676,528
Semiconductors & semiconductor equipment: 9.41%
Advanced Micro Devices, Inc.†	14,981	1,770,904
Allegro MicroSystems, Inc.†	6,310	248,172
Applied Materials, Inc.	8,781	1,170,507
Broadcom, Inc.	2,096	1,693,484
Marvell Technology, Inc.	4,980	291,280
Microchip Technology, Inc.	41,781	3,144,438
Monolithic Power Systems, Inc.	1,771	867,631
NVIDIA Corp.	15,164	5,737,148
ON Semiconductor Corp.†	14,208	1,187,789
QUALCOMM, Inc.	2,255	255,740
		16,367,093
Software: 17.59%
Adobe, Inc.†	2,025	846,025
Cadence Design Systems, Inc.†	5,390	1,244,605
Crowdstrike Holdings, Inc. Class A†	4,686	750,369
Datadog, Inc. Class A†	3,600	341,676
Dynatrace, Inc.†	17,265	880,342
Fair Isaac Corp.†	802	631,711
Fortinet, Inc.†	30,104	2,057,006
Intuit, Inc.	2,774	1,162,639
Microsoft Corp.	46,368	15,226,788
Oracle Corp.	30,781	3,260,939
Palo Alto Networks, Inc.†	7,916	1,689,195
Salesforce, Inc.†	848	189,426
ServiceNow, Inc.†	3,073	1,674,109
Workday, Inc. Class A†	2,933	621,767
		30,576,597
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Large Cap Growth Portfolio | 7

Portfolio of investments—May 31, 2023

	Shares	Value
Technology hardware, storage & peripherals: 6.00%
Apple, Inc.	58,840	$10,429,390
Materials: 2.95%
Chemicals: 1.69%
CF Industries Holdings, Inc.	11,317	696,109
Linde PLC	6,355	2,247,509
		2,943,618
Metals & mining: 1.26%
Nucor Corp.	7,634	1,008,146
Reliance Steel & Aluminum Co.	4,999	1,173,165
		2,181,311
Real estate: 1.41%
Retail REITs : 0.67%
Simon Property Group, Inc.	11,038	1,160,646
Specialized REITs : 0.74%
Equinix, Inc.	443	330,279
Weyerhaeuser Co.	33,676	965,154
		1,295,433
Total common stocks (Cost $110,226,666)		172,283,505

		Yield
Short-term investments: 0.62%
Investment companies: 0.62%
Allspring Government Money Market Fund Select Class♠∞		5.01%	1,071,110	1,071,110
Total short-term investments (Cost $1,071,110)				1,071,110
Total investments in securities (Cost $111,297,776)	99.72%			173,354,615
Other assets and liabilities, net	0.28			483,567
Total net assets	100.00%			$173,838,182

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
8 | Allspring Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,825,985	$39,665,047	$(45,419,922)	$0	$0	$1,071,110	1,071,110	$80,873
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	100,300	894,025	(994,356)	31	0	0	0	2,216 [1]
				$31	$0	$1,071,110		$83,089

[1]	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Micro E-Mini S&P 500	20	6-16-2023	$421,227	$419,050	$0	$(2,177)
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Large Cap Growth Portfolio | 9

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $110,226,666)	$172,283,505
Investments in affiliated securities, at value (cost $1,071,110)	1,071,110
Cash	12
Cash at broker segregated for futures contracts	50,400
Receivable for investments sold	5,543,691
Receivable for dividends	213,083
Total assets	179,161,801
Liabilities
Payable for investments purchased	5,234,633
Advisory fee payable	55,101
Payable for daily variation margin on open futures contracts	2,450
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	30,931
Total liabilities	5,323,619
Total net assets	$173,838,182
The accompanying notes are an integral part of these financial statements.
10 | Allspring Diversified Large Cap Growth Portfolio

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $13,440)	$1,850,245
Income from affiliated securities	81,330
Interest	63
Total investment income	1,931,638
Expenses
Advisory fee	1,173,961
Custody and accounting fees	38,639
Professional fees	78,309
Interest holder report expenses	5,115
Trustees’ fees and expenses	21,861
Other fees and expenses	3,246
Total expenses	1,321,131
Less: Fee waivers and/or expense reimbursements	(237,475)
Net expenses	1,083,656
Net investment income	847,982
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	10,647,293
Affiliated securities	31
Futures contracts	(3,370)
Net realized gains on investments	10,643,954
Net change in unrealized gains (losses) on
Unaffiliated securities	(2,002,446)
Foreign currency and foreign currency translations	(304)
Futures contracts	(2,177)
Net change in unrealized gains (losses) on investments	(2,004,927)
Net realized and unrealized gains (losses) on investments	8,639,027
Net increase in net assets resulting from operations	$9,487,009
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Large Cap Growth Portfolio | 11

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$847,982	$308,158
Net realized gains on investments	10,643,954	35,246,286
Net change in unrealized gains (losses) on investments	(2,004,927)	(57,276,470)
Net increase (decrease) in net assets resulting from operations	9,487,009	(21,722,026)
Capital share transactions
Transactions in investors’ beneficial interests
Contributions	7,312,030	4,492,383
Withdrawals	(38,650,437)	(72,417,721)
Net decrease in net assets resulting from capital share transactions	(31,338,407)	(67,925,338)
Total decrease in net assets	(21,851,398)	(89,647,364)
Net assets
Beginning of period	195,689,580	285,336,944
End of period	$173,838,182	$195,689,580
The accompanying notes are an integral part of these financial statements.
12 | Allspring Diversified Large Cap Growth Portfolio

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	5.37%	(11.89)%	35.78%	16.10%	3.79%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.70%	0.70%	0.71%	0.70%
Net expenses[1]	0.60%	0.60%	0.60%	0.62%	0.62%
Net investment income	0.47%	0.13%	0.14%	0.46%	0.68%
Supplemental data
Portfolio turnover rate	51%	45%	58%	43%	100%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Large Cap Growth Portfolio | 13

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Diversified Large Cap Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
14 | Allspring Diversified Large Cap Growth Portfolio

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $112,159,859 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$65,860,183
Gross unrealized losses	(4,667,604)
Net unrealized gains	$61,192,579
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Diversified Large Cap Growth Portfolio | 15

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$12,634,660	$0	$0	$12,634,660
Consumer discretionary	23,797,491	0	0	23,797,491
Consumer staples	3,483,343	0	0	3,483,343
Energy	4,167,153	0	0	4,167,153
Financials	17,990,598	0	0	17,990,598
Health care	25,430,150	0	0	25,430,150
Industrials	14,852,772	0	0	14,852,772
Information technology	62,346,330	0	0	62,346,330
Materials	5,124,929	0	0	5,124,929
Real estate	2,456,079	0	0	2,456,079
Short-term investments
Investment companies	1,071,110	0	0	1,071,110
Total assets	$173,354,615	$0	$0	$173,354,615

Liabilities
Futures contracts	$2,177	$0	$0	$2,177
Total liabilities	$2,177	$0	$0	$2,177
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.650%
Next $500 million	0.625
Next $1 billion	0.600
Next $2 billion	0.575
Next $4 billion	0.550
Next $4 billion	0.525
Next $4 billion	0.500
Over $16 billion	0.475
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Portfolio increase.
16 | Allspring Diversified Large Cap Growth Portfolio

Notes to financial statements
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $90,380,035 and $115,495,317, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended May 31, 2023, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $32,402 in long futures contracts during the year ended May 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
8.
CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
Allspring Diversified Large Cap Growth Portfolio | 17

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Diversified Large Cap Growth Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
18 | Allspring Diversified Large Cap Growth Portfolio

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Diversified Large Cap Growth Portfolio | 19

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

20 | Allspring Diversified Large Cap Growth Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

22 | Allspring Diversified Large Cap Growth Portfolio

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Diversified Large Cap Growth Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, Extent, and Quality of Services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Portfolio by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Portfolio by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Diversified Large Cap Growth Portfolio | 23

Other information (unaudited)
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Portfolio Investment Performance and Expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for the one-year period under review, in range of the Universe for the three-year period under review and lower than the Universe for the five- and ten-year periods under review. The Board also noted that the investment performance of the Portfolio was higher than the investment performance of its benchmark index, the Russell 1000® Growth Index, for the one-year period under review and lower than its benchmark index for all other periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance.
The Board also received and considered information regarding the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Advisory and Sub-Advisory Fee Rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Allspring Funds Management under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.

24 | Allspring Diversified Large Cap Growth Portfolio

Other information (unaudited)
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of Scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Diversified Large Cap Growth Portfolio | 25

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

26 | Allspring Diversified Large Cap Growth Portfolio

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Portfolio’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.

Allspring Emerging Growth Fund
Annual Report
May 31, 2023

The views expressed and any forward-looking statements are as of May 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Emerging Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Emerging Growth Fund for the 12-month period that ended May 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. The market was focused on persistently high inflation as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Markets received a boost in December with the removal of China’s strict COVID-19 lockdowns. In March 2023, a new wave of market anxiety resulted from several bank failures and unease over the possibility of more rate hikes. However, investors regained confidence and markets finished the period in relative calm.
For the 12-month period, stocks and bonds—both domestic U.S. and global—had mixed results. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 lost 1.41%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a return of -8.49%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.14%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 6.49%, the Bloomberg Municipal Bond Index6 gained 0.49%, and the ICE BofA U.S. High Yield Index7 returned -0.09%.
High inflation and central bank rate hikes rocked markets.
In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Federal Reserve (Fed) raised its short-term rate by 0.75% in June. Meanwhile, the U.S. unemployment rate remained historically low at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Emerging Growth Fund

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate had not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Emerging Growth Fund | 3

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations, and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Emerging Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Emerging Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA, David Nazaret, CFA, Thomas C. Ognar, CFA

Average annual total returns (%) as of May 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WEMAX)	3-31-2008	-7.76	2.68	8.13	-2.13	3.90	8.77	1.35	1.27
Class C (WEMCX)	3-31-2008	-3.88	3.15	8.13	-2.88	3.15	8.13	2.10	2.02
Class R6 (WEGRX)[3]	7-31-2018	–	–	–	-1.67	4.39	9.27	0.93	0.85
Administrator Class (WFGDX)	1-31-2007	–	–	–	-1.98	4.00	8.90	1.28	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	-1.68	4.30	9.22	1.03	0.90
Russell 2000® Growth Index[4]	–	–	–	–	2.68	2.74	7.90	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]
The manager has contractually committed through September 30, 2023 (September 30, 2024 for Class A and Class C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.27% for Class A, 2.02% for Class C, 0.85% for Class R6, 1.20% for Administrator Class
and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Emerging Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Emerging Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2023.
•Stocks within the health care, information technology (IT), and industrials sectors were leading detractors from the Fund’s relative performance.
•The biggest relative outperformers came from the financials sector.
Small caps lagged the overall equity market.
Over the past year, investors continued to deal with high inflation and rising interest rates that dramatically compressed equity valuations for high-growth stocks, particularly among small caps. Notable bank failures during the period steered capital toward the relative safety of large caps, leading them to significantly outperform small caps. The recovery in U.S. equities, in particular growth stocks, has been uneven and highly concentrated in a handful of mega-cap stocks. If the economy can steady amid the likely end of the interest-rate-hiking cycle, we expect to see market breadth improve and broader market participation, including improved performance out of small caps.
Ten largest holdings (%) as of May 31, 2023[1]
SPS Commerce, Inc.	3.95
TransMedics Group, Inc.	3.68
elf Beauty, Inc.	3.10
Novanta, Inc.	3.04
Kinsale Capital Group, Inc.	2.76
Casella Waste Systems, Inc. Class A	2.49
Inspire Medical Systems, Inc.	2.22
SPX Technologies, Inc.	2.08
Shoals Technologies Group, Inc. Class A	1.99
DigitalOcean Holdings, Inc.	1.93

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Health care and IT stocks were leading detractors from relative performance.
Weakness in the Fund’s relative performance came from the portfolio’s health care and IT holdings. Within health care, Arcutis Biotherapeutics was the biggest detractor, with shares down more than 60% as the launch of ZORYVE, a topical treatment of plaque psoriasis, got off to a slower-than-expected start. This was a pivotal catalyst for shares that underperformed, so we exited the position. Within IT, Rapid7 Inc. and Semtech Corp. were notable detractors during the period. Rapid7 Inc. is a cybersecurity company that reduced guidance and cited slower spending by customers. The company specializes in vulnerability management, and questions about the size of its addressable market and poor company execution led us to exit the position. Semtech Corp. is a semiconductor company whose shares fell sharply after reporting disappointing sequential quarterly bookings. It cited inflationary pressures and supply-chain challenges as culprits. Semtech’s challenges appear to be mostly industry-related, but nonetheless, we aggressively trimmed the position during the period.
Financial services was a bright spot for the portfolio.
Within financial services, specialty insurance holding Kinsale Capital Group, Inc., continued to shine and gained another 38% during the period. Kinsale is a pure-play excess and surplus insurer—a segment that has relatively little competition. The company has a home-grown technology system that allows for better underwriting and pays out lower commissions to independent brokers. It continued to increase gross written premiums and deliver strong earnings growth during the period. We remain attracted to the growth profile of the company due to its favorable cost structure over its peers, and we view it as a sustainable growth franchise over the long term. The Fund avoided any investments in banks, which mitigated losses seen across the regional bank sector.
Sector allocation as of May 31, 2023[1]

[1]
Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. Allocations are subject to change and may have changed since the date specified.

Small caps have underperformed, but they are attractive on a relative basis.
The pausing of interest rate hikes could be a key catalyst for valuations to stabilize. At the stock-specific level, we continue to put greater emphasis on companies that can sustainably generate earnings and cash flow in the present versus years down the road, factoring in the current interest rate environment. Investors are no longer paying just for growth. There’s greater scrutiny around sustainability of growth. The portfolio also has an intentional tilt toward diversification. We continue to look for proven business models that are less dependent on capital markets to fund

8 | Allspring Emerging Growth Fund

Performance highlights (unaudited)
profitless growth over the long term. We believe that companies that can grow, and do so profitably, will emerge as long-term winners.
Relative valuations for small growth stocks are attractive after years of underperformance relative to large growth. Small caps have endured a fair amount of pain over an extended period. Given how much compression we’ve seen among small caps, particularly growth stocks, we think the setup going forward looks much more favorable. Investors would be well served to take a longer perspective, stay invested in sustainable growth businesses, and allow long-term compounding to drive returns. We truly believe that the prospects for our companies are setting up a strong base for improved performance in the periods ahead.

Allspring Emerging Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2022 to May 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during the period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2022	Ending account value 5-31-2023	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$999.39	$6.38	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Class C
Actual	$1,000.00	$999.35	$10.12	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class R6
Actual	$1,000.00	$999.41	$4.24	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Administrator Class
Actual	$1,000.00	$999.40	$5.98	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$999.41	$4.49	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Emerging Growth Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

		Value
Investment companies: 100.26%
Affiliated master portfolio: 100.26%
Allspring Emerging Growth Portfolio		$290,401,028
Total investment companies (Cost $221,959,366)		290,401,028
Total investments in securities (Cost $221,959,366)	100.26%	290,401,028
Other assets and liabilities, net	(0.26)	(741,598)
Total net assets	100.00%	$289,659,430
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Emerging Growth Portfolio	90.11%	89.59%	$(5,001,838)	$1,055,644	$725,681	$94,322	$205,658	$290,401,028
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 11

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $221,959,366)	$290,401,028
Receivable for Fund shares sold	146,901
Receivable from manager	28,672
Prepaid expenses and other assets	90,287
Total assets	290,666,888
Liabilities
Payable for Fund shares redeemed	871,125
Administration fees payable	38,360
Trustees’ fees and expenses payable	666
Distribution fee payable	608
Accrued expenses and other liabilities	96,699
Total liabilities	1,007,458
Total net assets	$289,659,430
Net assets consist of
Paid-in capital	$237,996,038
Total distributable earnings	51,663,392
Total net assets	$289,659,430
Computation of net asset value and offering price per share
Net assets–Class A	$121,018,891
Shares outstanding–Class A1	13,875,779
Net asset value per share–Class A	$8.72
Maximum offering price per share – Class A2	$9.25
Net assets–Class C	$955,889
Shares outstanding–Class C1	157,145
Net asset value per share–Class C	$6.08
Net assets–Class R6	$28,457,644
Shares outstanding–Class R6[1]	2,681,664
Net asset value per share–Class R6	$10.61
Net assets–Administrator Class	$15,417,877
Shares outstanding–Administrator Class[1]	1,641,961
Net asset value per share–Administrator Class	$9.39
Net assets–Institutional Class	$123,809,129
Shares outstanding–Institutional Class[1]	11,746,668
Net asset value per share–Institutional Class	$10.54

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Emerging Growth Fund

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends allocated from affiliated Master Portfolio	$725,681
Affiliated income allocated from affiliated Master Portfolio	205,658
Securities lending income allocated from affiliated Master Portfolio	94,322
Expenses allocated from affiliated Master Portfolio	(2,655,116)
Waivers allocated from affiliated Master Portfolio	10,637
Total investment income	(1,618,818)
Expenses
Management fee	157,446
Administration fees
Class A	271,091
Class C	2,885
Class R6	8,036
Administrator Class	22,046
Institutional Class	182,888
Shareholder servicing fees
Class A	322,288
Class C	3,412
Administrator Class	42,191
Distribution fee
Class C	10,235
Custody and accounting fees	18,500
Professional fees	39,056
Registration fees	48,327
Shareholder report expenses	27,128
Trustees’ fees and expenses	21,093
Other fees and expenses	6,519
Total expenses	1,183,141
Less: Fee waivers and/or expense reimbursements
Fund-level	(346,428)
Class A	(20,861)
Class R6	(3,152)
Administrator Class	(1,664)
Institutional Class	(84,913)
Net expenses	726,123
Net investment loss	(2,344,941)
Realized and unrealized gains (losses) on investments
Net realized losses on investments allocated from affiliated Master Portfolio	(5,001,838)
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	1,055,644
Net realized and unrealized gains (losses) on investments	(3,946,194)
Net decrease in net assets resulting from operations	$(6,291,135)
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 13

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment loss		$(2,344,941)		$(5,137,253)
Net realized gains (losses) on investments		(5,001,838)		232,050,592
Net change in unrealized gains (losses) on investments		1,055,644		(327,135,019)
Net decrease in net assets resulting from operations		(6,291,135)		(100,221,680)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(62,681,311)
Class C		0		(1,233,291)
Class R6		0		(5,898,804)
Administrator Class		0		(7,999,256)
Institutional Class		0		(61,664,834)
Total distributions to shareholders		0		(139,477,496)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	411,868	3,634,624	422,522	6,066,711
Class C	4,232	26,812	97,992	1,394,743
Class R6	728,487	8,110,513	1,375,088	22,705,246
Administrator Class	169,603	1,635,469	159,434	2,285,979
Institutional Class	1,811,034	19,525,541	5,047,859	87,194,049
		32,932,959		119,646,728
Reinvestment of distributions
Class A	0	0	4,788,131	60,617,734
Class C	0	0	138,107	1,233,291
Class R6	0	0	125,710	1,924,617
Administrator Class	0	0	585,228	7,964,955
Institutional Class	0	0	4,040,376	61,494,520
		0		133,235,117
Payment for shares redeemed
Class A	(1,671,745)	(14,944,143)	(1,754,937)	(23,706,994)
Class C	(127,934)	(770,829)	(117,521)	(1,197,540)
Class R6	(270,345)	(2,758,578)	(330,224)	(6,538,508)
Administrator Class	(372,127)	(3,604,407)	(413,854)	(5,802,034)
Institutional Class	(4,697,411)	(50,099,244)	(26,013,236)	(552,947,062)
		(72,177,201)		(590,192,138)
Net decrease in net assets resulting from capital share transactions		(39,244,242)		(337,310,293)
Total decrease in net assets		(45,535,377)		(577,009,469)
Net assets
Beginning of period		335,194,807		912,204,276
End of period		$289,659,430		$335,194,807
The accompanying notes are an integral part of these financial statements.
14 | Allspring Emerging Growth Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.91	$18.05	$14.71	$13.51	$17.04
Net investment loss	(0.08)[1]	(0.16)[1]	(0.20)[1]	(0.17)	(0.16)[1]
Net realized and unrealized gains (losses) on investments	(0.11)	(3.47)	7.69	2.13	(0.19)
Total from investment operations	(0.19)	(3.63)	7.49	1.96	(0.35)
Distributions to shareholders from
Net realized gains	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$8.72	$8.91	$18.05	$14.71	$13.51
Total return[2]	(2.13)%	(29.16)%	53.22%	14.97%	(0.84)%
Ratios to average net assets (annualized)*
Gross expenses	1.40%	1.36%	1.35%	1.36%	1.35%
Net expenses	1.27%	1.26%	1.27%	1.27%	1.29%
Net investment loss	(0.95)%	(1.10)%	(1.12)%	(1.08)%	(1.06)%
Supplemental data
Portfolio turnover rate[3]	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$121,019	$134,825	$210,838	$148,866	$145,898

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.26	$14.41	$12.40	$11.58	$15.19
Net investment loss	(0.11)[1]	(0.20)[1]	(0.28)[1]	(0.21)[1]	(0.25)[1]
Net realized and unrealized gains (losses) on investments	(0.07)	(2.44)	6.44	1.79	(0.18)
Total from investment operations	(0.18)	(2.64)	6.16	1.58	(0.43)
Distributions to shareholders from
Net realized gains	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$6.08	$6.26	$14.41	$12.40	$11.58
Total return[2]	(2.88)%	(29.71)%	52.19%	14.16%	(1.55)%
Ratios to average net assets (annualized)*
Gross expenses	2.14%	2.10%	2.10%	2.11%	2.10%
Net expenses	2.03%	2.03%	2.03%	2.03%	2.04%
Net investment loss	(1.70)%	(1.86)%	(1.89)%	(1.84)%	(1.78)%
Supplemental data
Portfolio turnover rate[3]	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$956	$1,758	$2,338	$1,599	$1,761

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$10.79	$20.64	$16.34	$14.86	$18.70
Net investment loss	(0.06)[2]	(0.10)	(0.14)	(0.10)[2]	(0.07)[2]
Net realized and unrealized gains (losses) on investments	(0.12)	(4.24)	8.59	2.34	(0.59)
Total from investment operations	(0.18)	(4.34)	8.45	2.24	(0.66)
Distributions to shareholders from
Net realized gains	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$10.61	$10.79	$20.64	$16.34	$14.86
Total return[3]	(1.67)%	(28.91)%	53.85%	15.51%	(2.35)%
Ratios to average net assets (annualized)*
Gross expenses	0.97%	0.94%	0.92%	0.93%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.52)%	(0.68)%	(0.68)%	(0.67)%	(0.51)%
Supplemental data
Portfolio turnover rate[4]	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$28,458	$23,999	$21,729	$19,458	$22

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.83%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019[1]	0.81%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.58	$18.98	$15.31	$14.02	$17.54
Net investment loss	(0.08)[1]	(0.17)[1]	(0.20)[1]	(0.14)[1]	(0.15)[1]
Net realized and unrealized gains (losses) on investments	(0.11)	(3.72)	8.02	2.19	(0.19)
Total from investment operations	(0.19)	(3.89)	7.82	2.05	(0.34)
Distributions to shareholders from
Net realized gains	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$9.39	$9.58	$18.98	$15.31	$14.02
Total return	(1.98)%	(29.09)%	53.31%	15.07%	(0.75)%
Ratios to average net assets (annualized)*
Gross expenses	1.32%	1.28%	1.27%	1.28%	1.27%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(0.87)%	(1.04)%	(1.05)%	(1.01)%	(0.94)%
Supplemental data
Portfolio turnover rate[2]	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$15,418	$17,676	$28,730	$21,250	$23,549

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.72	$20.55	$16.29	$14.83	$18.30
Net investment loss	(0.06)[1]	(0.14)[1]	(0.15)	(0.11)[1]	(0.13)
Net realized and unrealized gains (losses) on investments	(0.12)	(4.18)	8.56	2.33	(0.16)
Total from investment operations	(0.18)	(4.32)	8.41	2.22	(0.29)
Distributions to shareholders from
Net realized gains	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$10.54	$10.72	$20.55	$16.29	$14.83
Total return	(1.68)%	(28.95)%	53.75%	15.40%	(0.42)%
Ratios to average net assets (annualized)*
Gross expenses	1.07%	1.02%	1.02%	1.03%	1.02%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss	(0.57)%	(0.75)%	(0.75)%	(0.71)%	(0.67)%
Supplemental data
Portfolio turnover rate[2]	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$123,809	$156,936	$648,569	$471,512	$578,073

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 19

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Growth Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Emerging Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2023, the Fund owned 89.59% of Allspring Emerging Growth Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2023 are included in this report and should be read in conjunction with the Fund’s financial statements.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
 Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
20 | Allspring Emerging Growth Fund

Notes to financial statements
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $221,163,028 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$69,238,000
Gross unrealized losses	0
Net unrealized gains	$69,238,000
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At May 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(1,393,484)	$1,393,484
As of May 31, 2023, the Fund had capital loss carryforwards which consist of $16,623,151 in short-term capital losses and a qualified late-year ordinary loss of $951,457 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At May 31, 2023, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Emerging Growth Portfolio	Seek long-term capital appreciation	$290,401,028
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2023, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Emerging Growth Fund | 21

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of  May 31, 2023,  the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.28%
Class C	2.03
Class R6	0.85
Administrator Class	1.20
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2023, Allspring Funds Distributor received $1,268 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $217,547,806 and $262,456,982, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Fund under the agreement.
22 | Allspring Emerging Growth Fund

Notes to financial statements
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $0 and $139,477,496 of long-term capital gains for the years ended May 31, 2023 and May 31, 2022, respectively.
As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$69,238,000	$(951,457)	$(16,623,151)
8.
CONCENTRATION  RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the information technology sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
REDEMPTIONS IN-KIND
During the year ended May 31, 2022, the Fund redeemed assets through in-kind redemptions for shareholders in the Institutional Class. These redemption transactions are reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund
08-27-2021	$348,404,897	$1,817,058	$176,872,468	39.45%
Allspring Emerging Growth Fund | 23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of May 31, 2023, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
24 | Allspring Emerging Growth Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 95.23%
Consumer discretionary: 8.78%
Automobile components: 0.76%
Fox Factory Holding Corp.†	27,718	$2,464,684
Diversified consumer services: 0.70%
Bright Horizons Family Solutions, Inc.†	26,600	2,276,960
Hotels, restaurants & leisure: 4.36%
First Watch Restaurant Group, Inc.†	152,563	2,692,737
Hilton Grand Vacations, Inc.†	136,300	5,826,825
Papa John’s International, Inc.	21,665	1,518,933
Wingstop, Inc.	20,447	4,076,314
		14,114,809
Specialty retail: 1.90%
Boot Barn Holdings, Inc.†	74,450	5,034,309
Leslie’s, Inc.†	117,714	1,115,929
		6,150,238
Textiles, apparel & luxury goods: 1.06%
Crocs, Inc.†	30,675	3,444,189
Consumer staples: 8.36%
Beverages: 2.38%
Celsius Holdings, Inc.†	29,285	3,676,146
Duckhorn Portfolio, Inc.†	192,971	2,514,412
MGP Ingredients, Inc.	16,000	1,520,960
		7,711,518
Consumer staples distribution & retail : 1.69%
Chefs’ Warehouse, Inc.†	176,143	5,479,809
Food products: 1.19%
Simply Good Foods Co.†	106,420	3,851,340
Personal care products: 3.10%
elf Beauty, Inc.†	96,831	10,072,360
Energy: 2.96%
Energy equipment & services: 1.12%
Helmerich & Payne, Inc.	117,500	3,628,400
Oil, gas & consumable fuels: 1.84%
Matador Resources Co.	68,700	3,020,739
Viper Energy Partners LP	113,700	2,931,186
		5,951,925
Financials: 7.87%
Financial services: 4.02%
Flywire Corp.†	182,906	5,494,497
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 25

Portfolio of investments—May 31, 2023

	Shares	Value
Financial services (continued)
I3 Verticals, Inc. Class A†	62,900	$1,437,265
Shift4 Payments, Inc. Class A†	97,100	6,090,112
		13,021,874
Insurance: 3.85%
Goosehead Insurance, Inc. Class A†	64,100	3,537,038
Kinsale Capital Group, Inc.	29,593	8,966,087
		12,503,125
Health care: 22.97%
Biotechnology: 3.68%
Apellis Pharmaceuticals, Inc.†	28,200	2,420,970
Arcutis Biotherapeutics, Inc.†	108,256	813,003
Cytokinetics, Inc.†	52,600	1,982,494
Immunocore Holdings PLC ADR†	27,100	1,495,378
Madrigal Pharmaceuticals, Inc.†	11,700	3,257,397
Vericel Corp.†	60,913	1,956,525
		11,925,767
Health care equipment & supplies: 13.40%
Axonics, Inc.†	45,750	2,213,842
Establishment Labs Holdings, Inc.†	34,100	2,200,132
Inari Medical, Inc.†	31,900	1,926,760
Inspire Medical Systems, Inc.†	24,565	7,185,017
iRhythm Technologies, Inc.†	31,300	3,576,651
Outset Medical, Inc.†	95,611	1,991,577
PROCEPT BioRobotics Corp.†	31,900	1,067,055
Shockwave Medical, Inc.†	11,301	3,108,792
SI-BONE, Inc.†	162,093	4,081,502
Silk Road Medical, Inc.†	10,577	319,320
TransMedics Group, Inc.†	163,942	11,912,026
Treace Medical Concepts, Inc.†	144,700	3,849,020
		43,431,694
Health care providers & services: 2.40%
Castle Biosciences, Inc.†	100,056	2,444,368
HealthEquity, Inc.†	25,200	1,380,960
Hims & Hers Health, Inc.†	333,200	2,978,808
RadNet, Inc.†	33,429	967,435
		7,771,571
Health care technology: 1.77%
Certara, Inc.†	67,700	1,406,806
Evolent Health, Inc. Class A†	102,515	2,987,287
Phreesia, Inc.†	45,300	1,359,906
		5,753,999
The accompanying notes are an integral part of these financial statements.
26 | Allspring Emerging Growth Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Pharmaceuticals: 1.72%
Amylyx Pharmaceuticals, Inc.†	52,600	$1,298,694
Revance Therapeutics, Inc.†	139,519	4,263,701
		5,562,395
Industrials: 18.21%
Aerospace & defense: 1.40%
Hexcel Corp.	65,700	4,532,643
Building products: 1.82%
AZEK Co., Inc.†	146,269	3,400,754
Zurn Elkay Water Solutions Corp. Class C	111,484	2,509,505
		5,910,259
Commercial services & supplies: 2.49%
Casella Waste Systems, Inc. Class A†	89,641	8,082,033
Construction & engineering: 0.50%
Construction Partners, Inc. Class A†	58,285	1,612,746
Electrical equipment: 2.31%
Array Technologies, Inc.†	16,100	356,937
NEXTracker, Inc. Class A†	18,056	690,642
Shoals Technologies Group, Inc. Class A†	274,662	6,451,810
		7,499,389
Ground transportation: 1.72%
Marten Transport Ltd.	118,000	2,495,700
Saia, Inc.†	10,911	3,100,470
		5,596,170
Machinery: 2.39%
SPX Technologies, Inc.†	88,208	6,735,563
Xylem, Inc.	10,012	1,003,202
		7,738,765
Professional services: 2.32%
ASGN, Inc.†	39,801	2,604,180
Paycor HCM, Inc.†	223,295	4,910,257
		7,514,437
Trading companies & distributors: 3.26%
Applied Industrial Technologies, Inc.	50,500	6,209,480
SiteOne Landscape Supply, Inc.†	31,527	4,347,258
		10,556,738
Information technology: 26.08%
Communications equipment: 2.40%
Calix, Inc.†	117,000	5,453,370
Harmonic, Inc.†	132,900	2,340,369
		7,793,739
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 27

Portfolio of investments—May 31, 2023

	Shares	Value
Electronic equipment, instruments & components: 3.04%
Novanta, Inc.†	59,405	$9,837,468
IT services: 2.79%
DigitalOcean Holdings, Inc.†	159,971	6,262,865
Endava PLC ADR†	57,214	2,792,043
		9,054,908
Semiconductors & semiconductor equipment: 7.41%
Allegro MicroSystems, Inc.†	103,012	4,051,462
Diodes, Inc.†	57,886	5,200,478
Impinj, Inc.†	53,700	5,495,658
Semtech Corp.†	78,056	1,696,937
Silicon Laboratories, Inc.†	25,874	3,639,696
SiTime Corp.†	39,700	3,937,049
		24,021,280
Software: 10.44%
Clearwater Analytics Holdings, Inc. Class A†	153,293	2,471,083
CyberArk Software Ltd.†	11,615	1,797,189
EngageSmart, Inc.†	242,281	4,598,493
Five9, Inc.†	80,400	5,315,244
Jamf Holding Corp.†	50,490	928,006
PowerSchool Holdings, Inc. Class A†	87,582	1,658,803
Sprout Social, Inc. Class A†	98,428	4,262,917
SPS Commerce, Inc.†	82,096	12,790,557
		33,822,292
Total common stocks (Cost $244,350,208)		308,689,524
Investment companies: 1.25%
Exchange-traded funds: 1.25%
iShares Russell 2000 Growth ETF	18,011	4,044,911
Total investment companies (Cost $4,059,866)		4,044,911

		Yield
Short-term investments: 3.02%
Investment companies: 3.02%
Allspring Government Money Market Fund Select Class♠∞		5.01%	9,781,514	9,781,514
Total short-term investments (Cost $9,781,514)				9,781,514
Total investments in securities (Cost $258,191,588)	99.50%			322,515,949
Other assets and liabilities, net	0.50			1,623,886
Total net assets	100.00%			$324,139,835

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.
28 | Allspring Emerging Growth Portfolio

Portfolio of investments—May 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,288,467	$116,992,429	$(113,499,382)	$0	$0	$9,781,514	9,781,514	$228,871
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	3,803,495	57,536,680	(61,340,357)	182	0	0	0	89,402 [1]
				$182	$0	$9,781,514		$318,273

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 29

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $248,410,074)	$312,734,435
Investments in affiliated securities, at value (cost $9,781,514)	9,781,514
Receivable for investments sold	4,081,943
Receivable for dividends	119,692
Prepaid expenses and other assets	9,425
Total assets	326,727,009
Liabilities
Payable for investments purchased	2,325,715
Advisory fee payable	221,403
Trustees’ fees and expenses payable	505
Accrued expenses and other liabilities	39,551
Total liabilities	2,587,174
Total net assets	$324,139,835
The accompanying notes are an integral part of these financial statements.
30 | Allspring Emerging Growth Portfolio

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends	$807,272
Income from affiliated securities	228,871
Securities lending income (including from affiliate), net	104,981
Interest	38
Total investment income	1,141,162
Expenses
Advisory fee	2,803,445
Custody and accounting fees	57,825
Professional fees	50,291
Interest holder report expenses	10,561
Trustees’ fees and expenses	24,280
Other fees and expenses	8,846
Total expenses	2,955,248
Less: Fee waivers and/or expense reimbursements	(11,837)
Net expenses	2,943,411
Net investment loss	(1,802,249)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	5,257,703
Affiliated securities	182
Net realized gains on investments	5,257,885
Net change in unrealized gains (losses) on investments	(9,158,116)
Net realized and unrealized gains (losses) on investments	(3,900,231)
Net decrease in net assets resulting from operations	$(5,702,480)
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 31

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment loss	$(1,802,249)	$(4,149,201)
Net realized gains on investments	5,257,885	254,745,270
Net change in unrealized gains (losses) on investments	(9,158,116)	(361,893,191)
Net decrease in net assets resulting from operations	(5,702,480)	(111,297,122)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	16,642,379	75,769,980
Withdrawals	(58,772,131)	(550,022,954)
Net decrease in net assets resulting from capital transactions	(42,129,752)	(474,252,974)
Total decrease in net assets	(47,832,232)	(585,550,096)
Net assets
Beginning of period	371,972,067	957,522,163
End of period	$324,139,835	$371,972,067
The accompanying notes are an integral part of these financial statements.
32 | Allspring Emerging Growth Portfolio

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	(1.62)%	(28.85)%	53.94%	15.49%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.82%	0.81%	0.81%	0.81%
Net expenses[1]	0.84%	0.82%	0.81%	0.81%	0.81%
Net investment loss	(0.51)%	(0.67)%	(0.66)%	(0.62)%	(0.57)%
Supplemental data
Portfolio turnover rate	70%	51%	48%	55%	71%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 33

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
34 | Allspring Emerging Growth Portfolio

Notes to financial statements
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $258,999,240 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$84,812,884
Gross unrealized losses	(21,296,175)
Net unrealized gains	$63,516,709
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$28,450,880	$0	$0	$28,450,880
Consumer staples	27,115,027	0	0	27,115,027
Energy	9,580,325	0	0	9,580,325
Financials	25,524,999	0	0	25,524,999
Health care	74,445,426	0	0	74,445,426
Industrials	59,043,180	0	0	59,043,180
Information technology	84,529,687	0	0	84,529,687
Investment companies	4,044,911	0	0	4,044,911
Short-term investments
Investment companies	9,781,514	0	0	9,781,514
Total assets	$322,515,949	$0	$0	$322,515,949
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the
Allspring Emerging Growth Portfolio | 35

Notes to financial statements
Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $242,177,035 and $292,196,577, respectively.
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
7.
CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
8.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
36 | Allspring Emerging Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Growth Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
Allspring Emerging Growth Portfolio | 37

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

38 | Allspring Emerging Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Emerging Growth Fund | 39

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40 | Allspring Emerging Growth Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Emerging Growth Fund | 41

Other information (unaudited)
Board consideration of investment management, advisory, and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Allspring Funds Trust (“Funds Trust”) and Allspring Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory, and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Emerging Growth Fund, a portfolio of Funds Trust (the “Feeder Fund”), an investment management agreement (the “Feeder Fund Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Allspring Funds Management for the Allspring Emerging Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management, for the Master Portfolio.
The Feeder Fund and the Master Portfolio are collectively referred to as the “Funds.” The Feeder Fund Management Agreement, the Master Portfolio Advisory Agreement, and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Feeder Fund is a feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Feeder Fund. Information provided to the Boards regarding the Feeder Fund is also applicable to the Master Portfolio, as relevant.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at meeting of the Boards held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Boards noted that they initially approved the Advisory Agreements at a meeting of the Boards held in May 2021, all for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a meeting of the Boards held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Boards at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Boards, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Allspring Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

42 | Allspring Emerging Growth Fund

Other information (unaudited)
Nature, Extent, and Quality of Services
The Boards received and considered various information regarding the nature, extent, and quality of services provided to the Feeder Fund and the Master Portfolio, as applicable, by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Feeder Fund Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Boards also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Boards took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Boards received and considered information about the full range of services provided to the Fund and the Master Portfolio by Allspring Funds Management and its affiliates.
The Boards considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Master Portfolio. The Boards evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Boards received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Funds’ liquidity risk management programs. The Boards also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund Investment Performance and Expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2022. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Feeder Fund (the “Universe”), and in comparison to the Feeder Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Feeder Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review, except the one-year period was lower than the average investment performance of the Universe. The Funds Trust Board also noted that the investment performance of the Feeder Fund was higher than its benchmark index, the Russell 2000® Growth Index, for all periods under review except the one-year period, which was lower than its benchmark index.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Feeder Fund.
The Funds Trust Board also received and considered information regarding the Feeder Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Feeder Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Feeder Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Feeder Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes. The Funds Trust Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Feeder Fund’s Class A shares.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Management, Advisory, and Sub-Advisory Fee Rates
The Funds Trust Board noted that Allspring Funds Management receives no advisory fees from the Feeder Fund as long as the Feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Feeder Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Allspring Funds Management would be entitled to receive an annual fee of 0.25% of the Feeder Fund’s average daily net assets for providing investment advisory services to the Feeder Fund, including allocating the Feeder Fund’s assets to the Master Portfolio.

Allspring Emerging Growth Fund | 43

Other information (unaudited)
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Feeder Fund to Allspring Funds Management under the Feeder Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Feeder Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Allspring Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Feeder Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Feeder Fund were in range of the sum of these average rates for the Feeder Fund’s expense Groups for all share classes.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Allspring Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Allspring Funds Management under the Feeder Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Allspring Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Master Trust Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on their review, the Boards did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of Scale
The Boards received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Feeder Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Feeder Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways,

44 | Allspring Emerging Growth Fund

Other information (unaudited)
including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Allspring Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

Allspring Emerging Growth Fund | 45

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund’s and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 16-17, 2023, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds and Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46 | Allspring Emerging Growth Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-06072023-faljsmye 07-23
AR3326 05-23

Allspring Large Company Value Portfolio
Annual Report
May 31, 2023

Allspring Large Company Value Portfolio | 1

Portfolio information (unaudited)

Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Ryan Brown, CFA, Harindra de Silva, Ph.D., CFA

Ten largest holdings (%) as of May 31, 2023[1]
Berkshire Hathaway, Inc. Class B	4.90
Bank of America Corp.	3.04
JPMorgan Chase & Co.	2.80
Linde PLC	2.70
Prologis, Inc.	2.64
Southern Co.	2.33
Arthur J Gallagher & Co.	2.13
Realty Income Corp.	2.08
Regeneron Pharmaceuticals, Inc.	2.04
T-Mobile U.S., Inc.	2.03

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of May 31, 2023[1]

[1]	Figures represent the percentage of the Portfolio’s long-term investments. Allocations are subject to change and may have changed since the date specified.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Large Company Value Portfolio

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 96.42%
Communication services: 7.74%
Diversified telecommunication services: 0.85%
AT&T, Inc.	47,622	$749,094
Verizon Communications, Inc.	21,350	760,701
		1,509,795
Entertainment: 3.38%
Netflix, Inc.†	6,712	2,652,784
Spotify Technology SA†	2,848	424,067
Walt Disney Co.†	32,963	2,899,425
		5,976,276
Interactive media & services: 1.48%
Meta Platforms, Inc. Class A†	9,861	2,610,404
Wireless telecommunication services: 2.03%
T-Mobile U.S., Inc.†	26,171	3,591,970
Consumer discretionary: 4.42%
Automobile components: 1.22%
Adient PLC†	54,042	1,820,675
Visteon Corp.†	2,518	336,354
		2,157,029
Hotels, restaurants & leisure: 1.71%
McDonald’s Corp.	10,621	3,028,153
Household durables: 0.55%
M/I Homes, Inc.†	13,792	974,681
Specialty retail: 0.94%
Best Buy Co., Inc.	6,373	463,126
Home Depot, Inc.	2,092	592,977
O’Reilly Automotive, Inc.†	666	601,605
		1,657,708
Consumer staples: 6.25%
Beverages: 2.57%
Coca-Cola Co.	8,565	510,988
Constellation Brands, Inc. Class A	9,449	2,295,824
PepsiCo, Inc.	9,495	1,731,413
		4,538,225
Consumer staples distribution & retail: 0.42%
Dollar General Corp.	2,153	432,947
Kroger Co.	2,622	118,855
Target Corp.	1,408	184,349
		736,151
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Portfolio | 3

Portfolio of investments—May 31, 2023

	Shares	Value
Food products: 2.85%
Cal-Maine Foods, Inc.	21,467	$1,020,756
Kraft Heinz Co.	82,021	3,134,843
Tyson Foods, Inc. Class A	17,575	889,998
		5,045,597
Household products: 0.19%
Procter & Gamble Co.	2,391	340,718
Personal care products: 0.01%
Herbalife Ltd.†	1,610	19,062
Tobacco: 0.21%
Philip Morris International, Inc.	4,142	372,821
Energy: 6.83%
Oil, gas & consumable fuels: 6.83%
Chevron Corp.	21,071	3,173,714
ConocoPhillips	4,438	440,693
Exxon Mobil Corp.	17,108	1,748,095
Kinder Morgan, Inc.	18,841	303,529
Kosmos Energy Ltd.†	11,254	67,074
Occidental Petroleum Corp.	5,984	345,037
PBF Energy, Inc. Class A	55,931	2,058,820
Phillips 66	2,642	242,034
Pioneer Natural Resources Co.	2,564	511,364
Valero Energy Corp.	29,771	3,186,688
		12,077,048
Financials: 19.40%
Banks: 8.06%
Bank of America Corp.	193,535	5,378,338
Bank of NT Butterfield & Son Ltd.	12,114	303,698
Citigroup, Inc.	17,623	781,051
JPMorgan Chase & Co.	36,485	4,951,379
PNC Financial Services Group, Inc.	6,957	805,829
SouthState Corp.	595	37,200
U.S. Bancorp	66,753	1,995,915
		14,253,410
Capital markets: 2.88%
BlackRock, Inc.	1,979	1,301,292
CME Group, Inc.	13,823	2,470,861
Goldman Sachs Group, Inc.	661	214,098
Intercontinental Exchange, Inc.	4,540	481,013
Morgan Stanley	7,762	634,621
		5,101,885
Financial services: 6.19%
Berkshire Hathaway, Inc. Class B†	26,976	8,661,454
The accompanying notes are an integral part of these financial statements.
4 | Allspring Large Company Value Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Financial services (continued)
Block, Inc.†	1,880	$113,533
PayPal Holdings, Inc.†	35,049	2,172,688
		10,947,675
Insurance: 2.27%
Aflac, Inc.	2,509	161,103
Arthur J Gallagher & Co.	18,759	3,757,990
Brown & Brown, Inc.	1,163	72,490
Willis Towers Watson PLC	84	18,383
		4,009,966
Health care: 15.47%
Biotechnology: 3.46%
Amicus Therapeutics, Inc.†	12,800	144,128
Catalyst Pharmaceuticals, Inc.†	16,093	185,874
Moderna, Inc.†	15,562	1,987,423
Regeneron Pharmaceuticals, Inc.†	4,904	3,607,186
TG Therapeutics, Inc.†	7,311	194,692
		6,119,303
Health care equipment & supplies: 2.03%
Boston Scientific Corp.†	10,035	516,602
Hologic, Inc.†	546	43,074
Intuitive Surgical, Inc.†	7,093	2,183,509
Medtronic PLC	4,180	345,937
Stryker Corp.	909	250,502
TransMedics Group, Inc.†	3,496	254,019
		3,593,643
Health care providers & services: 4.13%
Cigna Group	3,345	827,586
CVS Health Corp.	15,390	1,046,982
Elevance Health, Inc.	2,950	1,321,069
Humana, Inc.	6,299	3,161,279
Progyny, Inc.†	16,787	625,316
Surgery Partners, Inc.†	2,526	94,674
UnitedHealth Group, Inc.	473	230,465
		7,307,371
Life sciences tools & services: 2.29%
Bruker Corp.	4,129	285,314
Danaher Corp.	1,699	390,124
Medpace Holdings, Inc.†	3,676	760,822
Syneos Health, Inc.†	62,777	2,611,523
		4,047,783
Pharmaceuticals: 3.56%
Bristol-Myers Squibb Co.	16,352	1,053,723
Elanco Animal Health, Inc.†	45,514	370,939
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Portfolio | 5

Portfolio of investments—May 31, 2023

	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	18,172	$2,817,750
Pfizer, Inc.	34,473	1,310,664
Revance Therapeutics, Inc.†	12,977	396,577
Supernus Pharmaceuticals, Inc.†	10,697	354,499
		6,304,152
Industrials: 9.54%
Aerospace & defense: 1.49%
General Dynamics Corp.	3,221	657,664
Northrop Grumman Corp.	2,067	900,158
Raytheon Technologies Corp.	11,726	1,080,433
		2,638,255
Air freight & logistics: 2.25%
FedEx Corp.	2,066	450,347
United Parcel Service, Inc. Class B	21,084	3,521,028
		3,971,375
Building products: 0.08%
Carrier Global Corp.	3,599	147,199
Commercial services & supplies: 0.51%
Waste Management, Inc.	5,602	907,076
Construction & engineering: 0.44%
Quanta Services, Inc.	4,380	777,800
Ground transportation: 2.19%
CSX Corp.	42,242	1,295,562
Union Pacific Corp.	6,636	1,277,563
XPO, Inc.†	27,699	1,299,914
		3,873,039
Industrial conglomerates: 0.07%
General Electric Co.	1,209	122,750
Machinery: 0.81%
Deere & Co.	4,000	1,383,920
Kennametal, Inc.	2,082	51,883
		1,435,803
Professional services: 1.70%
Automatic Data Processing, Inc.	14,342	2,997,335
Information technology: 9.84%
Communications equipment: 0.14%
Motorola Solutions, Inc.	863	243,297
IT services: 2.79%
DXC Technology Co.†	59,796	1,496,694
The accompanying notes are an integral part of these financial statements.
6 | Allspring Large Company Value Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
IT services (continued)
EPAM Systems, Inc.†	9,242	$2,371,682
International Business Machines Corp.	8,316	1,069,354
		4,937,730
Semiconductors & semiconductor equipment: 2.91%
Amkor Technology, Inc.	61,560	1,525,457
Analog Devices, Inc.	3,131	556,347
Diodes, Inc.†	5,131	460,969
Micron Technology, Inc.	24,317	1,658,420
QUALCOMM, Inc.	4,545	515,449
Skyworks Solutions, Inc.	4,138	428,324
		5,144,966
Software: 3.71%
Fair Isaac Corp.†	510	401,712
InterDigital, Inc.	4,323	358,982
LiveRamp Holdings, Inc.†	24,526	596,963
Manhattan Associates, Inc.†	3,596	652,386
NCR Corp.†	15,183	359,837
Roper Technologies, Inc.	5,071	2,303,349
Synopsys, Inc.†	4,178	1,900,823
		6,574,052
Technology hardware, storage & peripherals: 0.29%
Western Digital Corp.†	13,181	510,500
Materials: 5.27%
Chemicals: 3.59%
Air Products & Chemicals, Inc.	5,379	1,447,704
Balchem Corp.	968	119,674
Linde PLC	13,514	4,779,361
		6,346,739
Containers & packaging: 0.29%
Berry Global Group, Inc.	9,026	516,377
Metals & mining: 1.39%
Freeport-McMoRan, Inc.	71,719	2,462,831
Real estate: 5.57%
Health care REITs: 0.10%
Healthcare Realty Trust, Inc.	9,530	177,353
Industrial REITs : 2.64%
Prologis, Inc.	37,517	4,672,742
Residential REITs : 0.52%
Apartment Income REIT Corp.	26,547	920,916
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Portfolio | 7

Portfolio of investments—May 31, 2023

	Shares	Value
Retail REITs : 2.20%
Agree Realty Corp.	3,136	$202,241
Realty Income Corp.	61,924	3,680,762
		3,883,003
Specialized REITs : 0.11%
Weyerhaeuser Co.	6,737	193,083
Utilities: 6.09%
Electric utilities: 5.27%
Duke Energy Corp.	26,241	2,343,059
Exelon Corp.	12,283	487,021
NextEra Energy, Inc.	31,281	2,297,902
NRG Energy, Inc.	2,107	71,196
Southern Co.	59,050	4,118,737
		9,317,915
Gas utilities: 0.57%
Atmos Energy Corp.	8,805	1,015,041
Multi-utilities: 0.25%
Public Service Enterprise Group, Inc.	7,507	448,543
Total common stocks (Cost $172,505,266)		170,556,546

		Yield
Short-term investments: 3.13%
Investment companies: 3.13%
Allspring Government Money Market Fund Select Class♠∞		5.01%	5,543,508	5,543,508
Total short-term investments (Cost $5,543,508)				5,543,508
Total investments in securities (Cost $178,048,774)	99.55%			176,100,054
Other assets and liabilities, net	0.45			789,475
Total net assets	100.00%			$176,889,529

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
8 | Allspring Large Company Value Portfolio

Portfolio of investments—May 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,485,592	$35,175,984	$(34,118,068)	$0	$0	$5,543,508	5,543,508	$135,393
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	1,089,725	(1,089,725)	0	0	0	0	860 [1]
				$0	$0	$5,543,508		$136,253

[1]	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	28	6-16-2023	$5,670,584	$5,866,700	$196,116	$0
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Portfolio | 9

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $172,505,266)	$170,556,546
Investments in affiliated securities, at value (cost $5,543,508)	5,543,508
Cash at broker segregated for futures contracts	535,000
Receivable for dividends	361,609
Prepaid expenses and other assets	3,109
Total assets	176,999,772
Liabilities
Advisory fee payable	49,371
Payable for daily variation margin on open futures contracts	34,300
Custody and accounting fees payable	11,800
Interest holder report expenses payable	7,444
Professional fees payable	6,792
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	32
Total liabilities	110,243
Total net assets	$176,889,529
The accompanying notes are an integral part of these financial statements.
10 | Allspring Large Company Value Portfolio

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $10,113)	$4,395,731
Income from affiliated securities	135,899
Interest	16,145
Total investment income	4,547,775
Expenses
Advisory fee	663,020
Custody and accounting fees	22,337
Professional fees	70,018
Interest holder report expenses	14,937
Trustees’ fees and expenses	27,295
Other fees and expenses	7,607
Total expenses	805,214
Less: Fee waivers and/or expense reimbursements	(47,477)
Net expenses	757,737
Net investment income	3,790,038
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(10,220,441)
Futures contracts	(122,391)
Net realized losses on investments	(10,342,832)
Net change in unrealized gains (losses) on
Unaffiliated securities	(7,455,102)
Futures contracts	279,613
Net change in unrealized gains (losses) on investments	(7,175,489)
Net realized and unrealized gains (losses) on investments	(17,518,321)
Net decrease in net assets resulting from operations	$(13,728,283)
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Portfolio | 11

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$3,790,038	$4,064,788
Net realized gains (losses) on investments	(10,342,832)	19,263,042
Net change in unrealized gains (losses) on investments	(7,175,489)	(16,094,863)
Net increase (decrease) in net assets resulting from operations	(13,728,283)	7,232,967
Capital transactions
Transactions in investors’ beneficial interests
Contributions	4,277,012	876,482
Withdrawals	(30,334,525)	(81,048,833)
Net decrease in net assets resulting from capital transactions	(26,057,513)	(80,172,351)
Total decrease in net assets	(39,785,796)	(72,939,384)
Net assets
Beginning of period	216,675,325	289,614,709
End of period	$176,889,529	$216,675,325
The accompanying notes are an integral part of these financial statements.
12 | Allspring Large Company Value Portfolio

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	(6.63)%	2.39%	51.44%	(0.09)%	(0.94)%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.41%	0.40%	0.39%	0.39%
Net expenses[1]	0.40%	0.40%	0.40%	0.39%	0.39%
Net investment income	2.00%	1.61%	1.55%	2.05%	2.29%
Supplemental data
Portfolio turnover rate	443%	399%	482%	335%	246%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Large Company Value Portfolio | 13

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily
14 | Allspring Large Company Value Portfolio

Notes to financial statements
changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $180,389,565 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$6,029,796
Gross unrealized losses	(10,123,191)
Net unrealized losses	$(4,093,395)
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Large Company Value Portfolio | 15

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$13,688,445	$0	$0	$13,688,445
Consumer discretionary	7,817,571	0	0	7,817,571
Consumer staples	11,052,574	0	0	11,052,574
Energy	12,077,048	0	0	12,077,048
Financials	34,312,936	0	0	34,312,936
Health care	27,372,252	0	0	27,372,252
Industrials	16,870,632	0	0	16,870,632
Information technology	17,410,545	0	0	17,410,545
Materials	9,325,947	0	0	9,325,947
Real estate	9,847,097	0	0	9,847,097
Utilities	10,781,499	0	0	10,781,499
Short-term investments
Investment companies	5,543,508	0	0	5,543,508
	176,100,054	0	0	176,100,054
Futures contracts	196,116	0	0	196,116
Total assets	$176,296,170	$0	$0	$176,296,170
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.350%
Next $4 billion	0.325
Over $5 billion	0.300
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
16 | Allspring Large Company Value Portfolio

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $824,006,535 and $846,947,448, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended May 31, 2023, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $3,611,921 in long futures contracts during the year ended May 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
8.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
Allspring Large Company Value Portfolio | 17

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Company Value Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
18 | Allspring Large Company Value Portfolio

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Company Value Portfolio | 19

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

20 | Allspring Large Company Value Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Company Value Portfolio | 21

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

22 | Allspring Large Company Value Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

Allspring Large Company Value Portfolio | 23

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Portfolio’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.

Allspring Managed Fixed Income Portfolio
Annual Report
May 31, 2023

Allspring Managed Fixed Income Portfolio | 1

Portfolio information (unaudited)

Investment objective	The Portfolio seeks consistent fixed-income returns.
Manager	Allspring Funds Management, LLC
Subadviser	Galliard Capital Management, LLC
Portfolio managers	Andrea Johnson, CFA, Brandon Kanz, CFA

Ten largest holdings (%) as of May 31, 2023[1]
U.S. Treasury Bonds, 2.38%, 11-15-2049	2.10
FNMA, 4.50%, 1-1-2051	1.85
FNMA, 4.00%, 8-1-2051	1.62
FNMA, 3.50%, 6-1-2052	1.51
U.S. Treasury Bonds, 1.38%, 11-15-2040	1.29
WFRBS Commercial Mortgage Trust, 4.02%, 12-15-2046	1.21
FNMA, 2.50%, 1-1-2052	1.16
JP Morgan Chase Commercial Mortgage Securities Trust, 3.80%, 7-15-2047	1.11
FNMA, 2.50%, 1-1-2052	1.10
SBA Small Business Investment Cos., 2.94%, 3-10-2032	0.88

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of May 31, 2023[1]

40%
Corporate bonds and notes
21%
Agency securities
8%
Municipal obligations
8%
U.S. Treasury securities
8%
Non-agency mortgage-backed securities
8%
Asset-backed securities
7%
Yankee corporate bonds and notes

[1]	Figures represent the percentage of the Portfolio’s long-term investments. Allocations are subject to change and may have changed since the date specified.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 20.63%
FHLMC	2.00%	12-1-2051	$2,388,566	$1,974,851
FHLMC	2.50	12-1-2051	2,885,551	2,479,486
FHLMC	2.50	1-1-2052	3,534,526	3,043,677
FHLMC	3.00	7-1-2046	600,988	546,612
FHLMC	3.00	11-1-2049	1,267,318	1,136,025
FHLMC	3.00	12-1-2049	1,230,473	1,102,632
FHLMC	3.50	4-1-2043	353,192	333,659
FHLMC	3.50	5-1-2044	222,822	210,430
FHLMC	3.50	6-1-2046	147,231	137,625
FHLMC	3.50	2-1-2047	865,661	808,511
FHLMC	3.50	4-1-2047	172,562	161,732
FHLMC	3.50	12-1-2047	659,623	618,219
FHLMC	3.50	3-1-2048	692,485	642,227
FHLMC	3.50	8-1-2049	176,227	163,588
FHLMC	4.00	4-1-2044	277,265	268,763
FHLMC	4.00	8-1-2044	145,184	140,373
FHLMC	4.00	6-1-2048	740,448	713,380
FHLMC	4.50	8-1-2048	1,022,680	1,008,401
FHLMC	4.50	11-1-2048	2,477,974	2,444,678
FHLMC Structured Pass-Through Certificates Series T-58 Class 4A	7.50	9-25-2043	484,686	498,231
FHLMC Structured Pass-Through Certificates Series T-20 Class A6øø	7.99	9-25-2029	4,969	4,875
FNMA	1.47	11-1-2029	2,020,000	1,689,230
FNMA	2.00	12-1-2051	2,091,430	1,736,947
FNMA	2.27	4-1-2029	710,000	629,287
FNMA	2.50	8-1-2031	131,895	123,354
FNMA	2.50	2-1-2035	1,278,964	1,180,734
FNMA	2.50	12-1-2051	2,370,175	2,036,377
FNMA	2.50	1-1-2052	12,974,834	11,171,596
FNMA	3.00	12-1-2032	19,012	17,749
FNMA	3.00	7-1-2046	207,931	188,855
FNMA	3.00	4-1-2047	860,112	777,341
FNMA	3.00	12-1-2049	1,047,762	938,975
FNMA	3.07	2-1-2026	344,916	330,024
FNMA±±	3.28	11-1-2026	1,092,475	1,052,608
FNMA±±	3.33	12-1-2027	771,776	738,888
FNMA	3.35	1-1-2028	260,919	249,436
FNMA	3.50	10-1-2032	263,513	253,318
FNMA	3.50	11-1-2042	251,503	237,301
FNMA	3.50	2-1-2043	53,558	50,538
FNMA	3.50	11-1-2045	560,507	523,347
FNMA	3.50	4-1-2046	69,691	65,069
FNMA	3.50	7-1-2046	181,966	169,899
FNMA	3.50	11-1-2046	250,535	233,767
FNMA	3.50	8-1-2047	1,221,776	1,139,817
FNMA	3.50	6-1-2052	5,810,277	5,385,405
FNMA	4.00	11-1-2040	104,130	99,672
FNMA	4.00	4-1-2041	148,597	142,237
FNMA	4.00	8-1-2046	165,183	160,558
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 3

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	4.00%	3-1-2049	$438,070	$418,844
FNMA	4.00	8-1-2051	6,085,934	5,794,324
FNMA	4.00	7-1-2052	1,385,549	1,314,899
FNMA	4.00	7-1-2056	274,598	260,256
FNMA	4.50	8-1-2048	672,921	662,572
FNMA	4.50	1-1-2051	6,720,008	6,625,470
FNMA	4.50	10-1-2052	549,639	537,108
FNMA	4.50	11-1-2052	2,361,126	2,307,292
FNMA	4.50	6-1-2056	688,025	674,202
FNMA	5.00	9-1-2033	52,497	52,972
FNMA	5.00	10-1-2052	2,066,926	2,051,467
FNMA Series 2003-W4 Class 3A±±	5.04	10-25-2042	113,015	114,775
FNMA	5.50	2-1-2036	21,496	21,152
FNMA	5.50	10-1-2052	967,993	979,283
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	241,468	243,806
FNMA Series 2004-T3 Class 1A1	6.00	2-25-2044	396,878	398,120
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	670,305	681,753
FNMA Series 2002-90 Class A2	6.50	11-25-2042	222,048	229,950
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	61,433	64,372
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	71,093	73,964
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	417,423	420,206
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	77,833	80,004
GNMA	6.50	10-15-2023	238	243
GNMA	6.50	11-15-2023	230	236
GNMA	6.50	12-15-2023	358	367
GNMA	6.50	1-15-2024	195	199
GNMA	7.00	8-15-2027	14,841	15,053
Total agency securities (Cost $80,657,827)				73,783,193
Asset-backed securities: 7.82%
ECMC Group Student Loan Trust Series 2018-2A Class A (1 Month LIBOR +0.80%)144A±	5.94	9-25-2068	1,749,493	1,694,772
ECMC Group Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +1.35%)144A±	6.49	7-26-2066	249,211	245,787
Ford Credit Auto Owner Trust Series 2021-1 Class A144A	1.37	10-17-2033	1,225,000	1,108,534
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2022-ELL Class A3	4.28	2-1-2036	1,365,000	1,305,172
Mississippi Higher Education Assistance Corp. Series 2014-1 Class A1 (1 Month LIBOR +0.68%)±	5.82	10-25-2035	190,729	187,581
PHEAA Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +1.15%)144A±	6.29	9-25-2065	516,973	510,549
Rhode Island Student Loan Authority Series 2012-1 Class A1 (1 Month LIBOR +0.90%)±	6.07	7-1-2031	1,073,112	1,075,760
SBA Small Business Investment Cos. Series 2021-10B Class 1	1.30	9-10-2031	1,662,124	1,399,126
SBA Small Business Investment Cos. Series 2021-10A Class 1	1.67	3-10-2031	572,939	504,403
SBA Small Business Investment Cos. Series 2015-10B Class 1	2.83	9-10-2025	60,050	57,524
SBA Small Business Investment Cos. Series 2017-10A Class 1	2.85	3-10-2027	131,109	124,078
SBA Small Business Investment Cos. Series 2022-10A Class 1	2.94	3-10-2032	3,473,490	3,145,306
The accompanying notes are an integral part of these financial statements.
4 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SBA Small Business Investment Cos. Series 2014-10B Class 1	3.02%	9-10-2024	$28,002	$27,220
SBA Small Business Investment Cos. Series 2014-10A Class 1	3.19	3-10-2024	57,121	56,065
SBA Small Business Investment Cos. Series 2018-10B Class 1	3.55	9-10-2028	1,977,107	1,871,840
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%)144A±	5.54	12-17-2068	1,051,101	1,017,131
South Carolina Student Loan Corp. Series 2014-1 Class B (1 Month LIBOR +1.50%)±	6.53	8-1-2035	500,000	489,752
U.S. Small Business Administration Series 2013-20A Class 1	2.13	1-1-2033	127,672	116,498
U.S. Small Business Administration Series 2015-20C Class 1	2.72	3-1-2035	161,183	149,392
U.S. Small Business Administration Series 2015-20E Class 1	2.77	5-1-2035	255,448	238,546
U.S. Small Business Administration Series 2017-20F Class 1	2.81	6-1-2037	151,089	139,504
U.S. Small Business Administration Series 2015-20F Class 1	2.98	6-1-2035	195,227	182,299
U.S. Small Business Administration Series 2013-20J Class 1	3.37	10-1-2033	113,416	106,838
U.S. Small Business Administration Series 2014-20A Class 1	3.46	1-1-2034	129,626	123,248
U.S. Small Business Administration Series 2018-20E Class 1	3.50	5-1-2038	1,297,259	1,222,360
U.S. Small Business Administration Series 2018-20G Class 1	3.54	7-1-2038	1,660,757	1,569,277
U.S. Small Business Administration Series 2018-20H Class 1	3.58	8-1-2038	2,256,034	2,132,860
U.S. Small Business Administration Series 2018-20K Class 1	3.87	11-1-2038	1,428,584	1,364,043
U.S. Small Business Administration Series 2022-25G Class 1	3.93	7-1-2047	1,890,194	1,804,334
U.S. Small Business Administration Series 2023-25D Class 1	4.48	4-1-2048	1,480,000	1,457,154
U.S. Small Business Administration Series 2022-25L Class 1	4.71	12-1-2047	1,475,000	1,475,617
U.S. Small Business Administration Series 2023-25A Class 1	4.91	1-1-2048	900,000	907,638
U.S. Small Business Administration Series 2006-20B Class 1	5.35	2-1-2026	46,234	45,412
U.S. Small Business Administration Series 2007-20J Class 1	5.57	10-1-2027	88,483	87,558
U.S. Small Business Administration Series 2006-20H Class 1	5.70	8-1-2026	27,180	26,936
Total asset-backed securities (Cost $29,541,030)				27,970,114
Corporate bonds and notes: 39.05%
Basic materials: 2.11%
Chemicals: 1.66%
Albemarle Corp.	5.05	6-1-2032	190,000	183,663
Ashland LLC144A	3.38	9-1-2031	875,000	700,280
Celanese U.S. Holdings LLC	6.17	7-15-2027	840,000	845,740
FMC Corp.	3.20	10-1-2026	1,120,000	1,044,972
Ingevity Corp.144A	3.88	11-1-2028	200,000	165,060
Mosaic Co.	4.05	11-15-2027	1,090,000	1,043,228
PPG Industries, Inc.	2.55	6-15-2030	770,000	660,291
RPM International, Inc.	4.55	3-1-2029	420,000	396,801
Sherwin-Williams Co.	2.95	8-15-2029	450,000	399,202
Sherwin-Williams Co.	3.30	2-1-2025	100,000	96,952
Valvoline, Inc.144A	4.25	2-15-2030	420,000	412,074
				5,948,263
Iron/steel: 0.06%
Nucor Corp.	4.30	5-23-2027	210,000	205,909
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 5

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Mining: 0.39%
Freeport-McMoRan, Inc.	4.13%	3-1-2028	$840,000	$787,979
Newmont Corp.	2.60	7-15-2032	725,000	595,342
				1,383,321
Communications: 2.16%
Advertising: 0.14%
Lamar Media Corp.	4.88	1-15-2029	550,000	508,574
Internet: 0.08%
VeriSign, Inc.	4.75	7-15-2027	300,000	295,306
Media: 0.59%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	381,000	313,621
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.13	5-1-2027	925,000	856,848
Charter Communications Operating LLC/Charter Communications Operating Capital	4.40	4-1-2033	340,000	295,527
Comcast Corp.	1.95	1-15-2031	550,000	451,788
Comcast Corp.	4.80	5-15-2033	170,000	169,538
				2,087,322
Telecommunications: 1.35%
AT&T, Inc.	2.25	2-1-2032	460,000	368,337
AT&T, Inc.	2.75	6-1-2031	535,000	452,512
AT&T, Inc.	4.75	5-15-2046	1,280,000	1,111,218
T-Mobile USA, Inc.	2.40	3-15-2029	150,000	130,106
T-Mobile USA, Inc.	3.38	4-15-2029	875,000	791,926
Verizon Communications, Inc.	2.10	3-22-2028	500,000	441,285
Verizon Communications, Inc.	2.36	3-15-2032	470,000	379,040
Verizon Communications, Inc.	4.81	3-15-2039	1,228,000	1,141,714
				4,816,138
Consumer, cyclical: 2.72%
Apparel: 0.53%
Hanesbrands, Inc.144A	4.88	5-15-2026	1,250,000	1,164,219
William Carter Co.144A	5.63	3-15-2027	185,000	180,634
Wolverine World Wide, Inc.144A	4.00	8-15-2029	700,000	558,390
				1,903,243
Auto manufacturers: 1.34%
Allison Transmission, Inc.144A	4.75	10-1-2027	1,075,000	1,018,514
American Honda Finance Corp.	2.25	1-12-2029	440,000	386,685
Daimler Truck Finance North America LLC144A	2.00	12-14-2026	270,000	242,794
Daimler Truck Finance North America LLC144A	2.38	12-14-2028	450,000	391,481
Ford Motor Credit Co. LLC	4.95	5-28-2027	1,200,000	1,123,196
General Motors Co.	5.60	10-15-2032	500,000	481,565
General Motors Financial Co., Inc.	2.40	10-15-2028	380,000	322,770
General Motors Financial Co., Inc.	4.30	4-6-2029	180,000	166,475
The accompanying notes are an integral part of these financial statements.
6 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Auto manufacturers (continued)
Volkswagen Group of America Finance LLC144A	2.85%	9-26-2024	$300,000	$290,089
Volkswagen Group of America Finance LLC144A	4.60	6-8-2029	370,000	357,496
				4,781,065
Entertainment: 0.22%
Warnermedia Holdings, Inc.	4.28	3-15-2032	900,000	786,277
Housewares: 0.24%
Scotts Miracle-Gro Co.	4.50	10-15-2029	120,000	102,310
Scotts Miracle-Gro Co.	5.25	12-15-2026	800,000	759,859
				862,169
Retail: 0.39%
7-Eleven, Inc.144A	0.95	2-10-2026	220,000	198,085
Foot Locker, Inc.144A	4.00	10-1-2029	400,000	300,048
Lowe’s Cos., Inc.	1.70	9-15-2028	420,000	360,137
Lowe’s Cos., Inc.	3.75	4-1-2032	170,000	154,233
Lowe’s Cos., Inc.	5.00	4-15-2033	280,000	277,372
Starbucks Corp.	2.25	3-12-2030	140,000	119,395
				1,409,270
Consumer, non-cyclical: 6.93%
Agriculture: 0.16%
Darling Ingredients, Inc.144A	5.25	4-15-2027	600,000	583,262
Commercial services: 2.96%
Duke University	3.20	10-1-2038	1,000,000	816,968
Equifax, Inc.	2.35	9-15-2031	180,000	143,493
Equifax, Inc.	5.10	12-15-2027	140,000	139,737
Gartner, Inc.144A	4.50	7-1-2028	390,000	367,157
Johns Hopkins University Series A	2.81	1-1-2060	180,000	119,850
Massachusetts Institute of Technology	3.96	7-1-2038	500,000	464,655
Massachusetts Institute of Technology	4.68	7-1-2114	120,000	110,951
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	687,340
Northwestern University	3.69	12-1-2038	1,915,000	1,719,110
President & Fellows of Harvard College	3.62	10-1-2037	275,000	240,718
President & Fellows of Harvard College	4.88	10-15-2040	183,000	186,974
President & Fellows of Harvard College	5.63	10-1-2038	525,000	574,389
RELX Capital, Inc.	3.00	5-22-2030	70,000	62,081
RELX Capital, Inc.	4.00	3-18-2029	240,000	230,437
Service Corp. International	4.63	12-15-2027	450,000	426,168
Service Corp. International	7.50	4-1-2027	345,000	357,763
Trustees of Princeton University	5.70	3-1-2039	1,640,000	1,807,758
University of Notre Dame du Lac Series 2010	4.90	3-1-2041	400,000	394,623
University of Southern California	3.03	10-1-2039	1,250,000	1,024,298
Washington University	4.35	4-15-2122	850,000	697,108
				10,571,578
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 7

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Food: 0.21%
Ingredion, Inc.	2.90%	6-1-2030	$880,000	$761,307
Healthcare-products: 1.08%
Baxter International, Inc.	1.92	2-1-2027	260,000	231,725
Baxter International, Inc.	2.27	12-1-2028	1,130,000	973,394
GE HealthCare Technologies, Inc.144A	5.86	3-15-2030	380,000	391,484
GE HealthCare Technologies, Inc.144A	5.91	11-22-2032	240,000	250,701
Hologic, Inc.144A	3.25	2-15-2029	505,000	441,034
Hologic, Inc.144A	4.63	2-1-2028	575,000	544,751
Revvity, Inc.	1.90	9-15-2028	490,000	416,387
Teleflex, Inc.144A	4.25	6-1-2028	500,000	459,807
Teleflex, Inc.	4.63	11-15-2027	150,000	141,884
				3,851,167
Healthcare-services: 1.47%
Advocate Health & Hospitals Corp.	4.27	8-15-2048	110,000	96,298
BayCare Health System, Inc. Series 2020	3.83	11-15-2050	145,000	118,782
Charles River Laboratories International, Inc.144A	4.25	5-1-2028	745,000	676,877
Cleveland Clinic Foundation	4.86	1-1-2114	347,000	312,650
Inova Health System Foundation	4.07	5-15-2052	355,000	300,878
IQVIA, Inc.144A	5.00	10-15-2026	445,000	432,797
Kaiser Foundation Hospitals Series 2019	3.27	11-1-2049	160,000	117,630
Mayo Clinic Series 2021	3.20	11-15-2061	500,000	340,059
Memorial Sloan-Kettering Cancer Center Series 2015	4.20	7-1-2055	185,000	155,239
Nationwide Children’s Hospital, Inc.	4.56	11-1-2052	295,000	267,889
Northwestern Memorial Healthcare Obligated Group Series 2021	2.63	7-15-2051	355,000	226,268
NYU Langone Hospitals Series 2020	3.38	7-1-2055	550,000	382,832
OhioHealth Corp.	2.83	11-15-2041	150,000	109,412
OhioHealth Corp. Series 2020	3.04	11-15-2050	100,000	70,683
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	550,000	506,000
Presbyterian Healthcare Services	4.88	8-1-2052	600,000	591,565
Providence St Joseph Health Obligated Group	5.40	10-1-2033	365,000	361,355
WakeMed Series A	3.29	10-1-2052	280,000	194,281
				5,261,495
Household products/wares: 0.12%
Central Garden & Pet Co.	5.13	2-1-2028	460,000	432,414
Pharmaceuticals: 0.93%
AbbVie, Inc.	4.55	3-15-2035	1,200,000	1,143,848
Bayer U.S. Finance II LLC144A	4.38	12-15-2028	1,170,000	1,126,126
Bayer U.S. Finance LLC144A	3.38	10-8-2024	240,000	233,334
Becton Dickinson & Co.	4.30	8-22-2032	260,000	247,188
CVS Health Corp.	1.75	8-21-2030	200,000	160,745
CVS Health Corp.	4.30	3-25-2028	285,000	277,743
CVS Health Corp.	5.05	3-25-2048	130,000	117,427
				3,306,411
The accompanying notes are an integral part of these financial statements.
8 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Energy: 5.21%
Oil & gas: 1.52%
Antero Resources Corp.144A	5.38%	3-1-2030	$565,000	$519,419
Apache Corp.	4.25	1-15-2030	100,000	89,750
Apache Corp.	4.38	10-15-2028	100,000	91,500
BP Capital Markets America, Inc.	2.72	1-12-2032	540,000	460,365
BP Capital Markets America, Inc.	4.89	9-11-2033	140,000	139,085
Coterra Energy, Inc.	3.90	5-15-2027	500,000	474,623
HF Sinclair Corp.	4.50	10-1-2030	910,000	809,337
Marathon Petroleum Corp.	5.13	12-15-2026	800,000	798,632
Ovintiv, Inc.	6.25	7-15-2033	775,000	768,385
Permian Resources Operating LLC144A	5.88	7-1-2029	400,000	374,483
Range Resources Corp.	4.88	5-15-2025	625,000	612,678
Southwestern Energy Co.	5.38	3-15-2030	320,000	294,128
				5,432,385
Oil & gas services: 0.20%
Halliburton Co.	2.92	3-1-2030	820,000	725,461
Pipelines: 3.49%
Boardwalk Pipelines LP	3.60	9-1-2032	625,000	532,192
Buckeye Partners LP	3.95	12-1-2026	247,000	220,178
Cheniere Energy Partners LP	4.50	10-1-2029	875,000	801,210
Energy Transfer LP	4.95	5-15-2028	790,000	771,310
EnLink Midstream Partners LP	4.85	7-15-2026	430,000	416,008
Enterprise Products Operating LLC	4.15	10-16-2028	420,000	405,557
Enterprise Products Operating LLC	5.35	1-31-2033	540,000	550,418
Florida Gas Transmission Co. LLC144A	4.35	7-15-2025	1,521,000	1,484,650
Gray Oak Pipeline LLC144A	2.60	10-15-2025	860,000	792,885
Gulfstream Natural Gas System LLC144A	6.19	11-1-2025	210,000	210,160
Magellan Midstream Partners LP	5.00	3-1-2026	170,000	168,463
MPLX LP	4.13	3-1-2027	1,500,000	1,453,285
NuStar Logistics LP	6.00	6-1-2026	600,000	582,228
Plains All American Pipeline LP/PAA Finance Corp.	4.70	6-15-2044	600,000	462,241
Plains All American Pipeline LP/PAA Finance Corp.	4.90	2-15-2045	80,000	63,199
Sabine Pass Liquefaction LLC	4.50	5-15-2030	300,000	283,659
Transcontinental Gas Pipe Line Co. LLC	3.25	5-15-2030	790,000	703,921
Transcontinental Gas Pipe Line Co. LLC	7.85	2-1-2026	1,200,000	1,271,241
Western Midstream Operating LP	4.30	2-1-2030	1,100,000	977,983
Williams Cos., Inc.	4.65	8-15-2032	220,000	208,130
Williams Cos., Inc.	5.65	3-15-2033	130,000	131,433
				12,490,351
Financial: 9.12%
Banks: 6.04%
Bank of America Corp. (U.S. SOFR +0.96%)±	1.73	7-22-2027	1,400,000	1,248,523
Bank of America Corp. (U.S. SOFR +1.37%)±	1.92	10-24-2031	540,000	426,455
Bank of America Corp. (U.S. SOFR +1.21%)±	2.57	10-20-2032	170,000	138,045
Bank of America Corp. (3 Month LIBOR +1.51%)±	3.71	4-24-2028	1,440,000	1,353,581
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 9

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Bank of America Corp. (U.S. SOFR +2.16%)±	5.02%	7-22-2033	$200,000	$195,492
Bank of New York Mellon Corp. (U.S. SOFR +1.42%)±	4.29	6-13-2033	260,000	245,353
Bank of New York Mellon Corp. (U.S. SOFR +1.76%)±	4.60	7-26-2030	360,000	350,351
Bank of New York Mellon Corp. (U.S. SOFR +1.80%)±	5.80	10-25-2028	50,000	51,530
Citigroup, Inc. (U.S. SOFR +0.77%)±	1.12	1-28-2027	330,000	295,039
Citigroup, Inc. (U.S. SOFR +1.18%)±	2.52	11-3-2032	450,000	363,193
Citigroup, Inc. (U.S. SOFR +2.11%)±	2.57	6-3-2031	370,000	309,773
Citigroup, Inc. (U.S. SOFR +1.35%)±	3.06	1-25-2033	240,000	201,863
Citigroup, Inc. (U.S. SOFR +1.28%)±	3.07	2-24-2028	340,000	314,972
Citigroup, Inc. (U.S. SOFR 3 Month +1.65%)±	3.67	7-24-2028	900,000	845,990
Citigroup, Inc. (U.S. SOFR +2.09%)±	4.91	5-24-2033	160,000	155,552
Fifth Third Bancorp (U.S. SOFR +1.66%)±	4.34	4-25-2033	260,000	232,054
Fifth Third Bancorp (U.S. SOFR +2.13%)±	4.77	7-28-2030	490,000	453,869
Fifth Third Bancorp (U.S. SOFR +2.19%)±	6.36	10-27-2028	180,000	180,698
Goldman Sachs Group, Inc. (U.S. SOFR +0.91%)±	1.95	10-21-2027	210,000	187,027
Goldman Sachs Group, Inc. (U.S. SOFR +1.11%)±	2.64	2-24-2028	390,000	353,580
Goldman Sachs Group, Inc. (U.S. SOFR +1.85%)±	3.62	3-15-2028	720,000	679,522
Goldman Sachs Group, Inc. (U.S. SOFR 3 Month +1.30%)±	4.22	5-1-2029	570,000	540,251
Huntington Bancshares, Inc. (U.S. SOFR +2.05%)±	5.02	5-17-2033	210,000	192,671
Huntington National Bank	5.65	1-10-2030	250,000	240,214
JPMorgan Chase & Co. (U.S. SOFR +1.89%)±	2.18	6-1-2028	310,000	276,712
JPMorgan Chase & Co. (U.S. SOFR 3 Month +1.25%)±	2.58	4-22-2032	110,000	91,579
JPMorgan Chase & Co. (U.S. SOFR +1.26%)±	2.96	1-25-2033	390,000	330,087
JPMorgan Chase & Co. (3 Month LIBOR +1.34%)±	3.78	2-1-2028	1,100,000	1,046,089
JPMorgan Chase & Co. (3 Month LIBOR +1.26%)±	4.20	7-23-2029	600,000	574,376
JPMorgan Chase & Co. (3 Month LIBOR +1.33%)±	4.45	12-5-2029	470,000	453,562
KeyBank NA	3.90	4-13-2029	420,000	324,883
KeyCorp	2.25	4-6-2027	690,000	568,855
KeyCorp (U.S. SOFR +2.06%)±	4.79	6-1-2033	410,000	354,188
Morgan Stanley (U.S. SOFR +0.86%)±	1.51	7-20-2027	300,000	267,155
Morgan Stanley (U.S. SOFR +1.00%)±	2.48	1-21-2028	740,000	671,768
Morgan Stanley (U.S. SOFR +2.08%)±	4.89	7-20-2033	360,000	347,503
Morgan Stanley (U.S. SOFR +1.59%)±	5.16	4-20-2029	480,000	478,433
National Securities Clearing Corp.	5.00	5-30-2028	280,000	281,092
PNC Bank NA	4.05	7-26-2028	1,000,000	928,727
PNC Financial Services Group, Inc. (U.S. SOFR +2.14%)±	6.04	10-28-2033	260,000	268,152
Regions Financial Corp.	1.80	8-12-2028	540,000	436,604
State Street Corp. (U.S. SOFR +1.00%)±	2.62	2-7-2033	770,000	638,622
State Street Corp. (U.S. SOFR +1.73%)±	4.16	8-4-2033	400,000	371,916
State Street Corp. (U.S. SOFR +1.61%)±	4.42	5-13-2033	90,000	85,940
Truist Financial Corp. (U.S. SOFR +1.37%)±	4.12	6-6-2028	200,000	189,173
Truist Financial Corp. (U.S. SOFR +2.30%)±	6.12	10-28-2033	180,000	184,112
Truist Financial Corp. (3 Month LIBOR +0.98%)±	6.16	4-1-2027	400,000	367,175
U.S. Bancorp (U.S. SOFR +1.66%)±	4.55	7-22-2028	320,000	307,534
U.S. Bancorp (U.S. SOFR +2.09%)±	5.85	10-21-2033	160,000	161,411
Wells Fargo & Co. (U.S. SOFR +1.50%)±	3.35	3-2-2033	680,000	584,104
Wells Fargo & Co. (U.S. SOFR +1.51%)±	3.53	3-24-2028	720,000	674,834
The accompanying notes are an integral part of these financial statements.
10 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Wells Fargo & Co. (U.S. SOFR +2.10%)±	4.90%	7-25-2033	$590,000	$569,139
Wells Fargo & Co. (U.S. SOFR +2.02%)±	5.39	4-24-2034	210,000	210,277
				21,599,600
Diversified financial services: 0.39%
American Express Co. (U.S. SOFR +1.76%)±	4.42	8-3-2033	630,000	595,783
Capital One Financial Corp. (U.S. SOFR +1.79%)±	3.27	3-1-2030	450,000	385,616
Capital One Financial Corp. (U.S. SOFR +2.37%)±	5.27	5-10-2033	290,000	276,659
Charles Schwab Corp.	5.64	5-19-2029	160,000	160,172
				1,418,230
Insurance: 0.90%
Aon Corp./Aon Global Holdings PLC	2.85	5-28-2027	180,000	166,667
Guardian Life Global Funding144A	5.55	10-28-2027	580,000	591,399
Marsh & McLennan Cos., Inc.	2.38	12-15-2031	510,000	419,870
Metropolitan Life Global Funding I144A	5.15	3-28-2033	200,000	199,531
New York Life Global Funding144A	4.85	1-9-2028	420,000	421,714
NLV Financial Corp.144A	7.50	8-15-2033	565,000	622,393
Northwestern Mutual Life Insurance Co.144A	3.45	3-30-2051	470,000	334,405
Pricoa Global Funding I144A	5.10	5-30-2028	470,000	470,379
				3,226,358
REITS: 1.79%
Alexandria Real Estate Equities, Inc.	3.95	1-15-2027	240,000	230,064
Alexandria Real Estate Equities, Inc.	3.95	1-15-2028	380,000	357,619
Boston Properties LP	2.75	10-1-2026	780,000	685,138
CubeSmart LP	2.25	12-15-2028	160,000	136,605
Digital Realty Trust LP	4.45	7-15-2028	510,000	474,451
Extra Space Storage LP	3.90	4-1-2029	400,000	368,550
Healthpeak OP LLC	2.13	12-1-2028	40,000	33,870
Healthpeak OP LLC	2.88	1-15-2031	190,000	161,287
Healthpeak OP LLC	3.50	7-15-2029	560,000	508,841
Host Hotels & Resorts LP	3.88	4-1-2024	265,000	261,037
Kimco Realty OP LLC	4.60	2-1-2033	130,000	120,325
Mid-America Apartments LP	4.20	6-15-2028	160,000	154,750
NNN REIT, Inc.	4.30	10-15-2028	370,000	346,724
Prologis LP	4.75	6-15-2033	270,000	264,036
UDR, Inc.	3.20	1-15-2030	350,000	308,414
Ventas Realty LP	3.50	2-1-2025	150,000	143,895
Ventas Realty LP	3.85	4-1-2027	1,500,000	1,417,004
Welltower OP LLC	2.05	1-15-2029	190,000	159,189
Welltower OP LLC	2.75	1-15-2032	320,000	258,813
				6,390,612
Industrial: 4.80%
Aerospace/defense: 0.78%
Boeing Co.	2.70	2-1-2027	840,000	771,357
Boeing Co.	5.15	5-1-2030	155,000	153,728
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 11

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Aerospace/defense (continued)
Boeing Co.	5.71%	5-1-2040	$110,000	$108,369
Hexcel Corp.	4.20	2-15-2027	602,000	570,644
Moog, Inc.144A	4.25	12-15-2027	700,000	652,719
Raytheon Technologies Corp.	2.25	7-1-2030	360,000	304,739
Raytheon Technologies Corp.	2.38	3-15-2032	250,000	206,796
				2,768,352
Building materials: 0.61%
Carrier Global Corp.	2.49	2-15-2027	780,000	715,179
CRH America Finance, Inc.144A	3.95	4-4-2028	210,000	199,776
Fortune Brands Innovations, Inc.	3.25	9-15-2029	460,000	401,332
Lennox International, Inc.	1.70	8-1-2027	530,000	465,767
Martin Marietta Materials, Inc. Series CB	2.50	3-15-2030	280,000	236,232
Masco Corp.	6.50	8-15-2032	150,000	155,527
				2,173,813
Electronics: 0.63%
Agilent Technologies, Inc.	2.75	9-15-2029	600,000	529,928
Allegion U.S. Holding Co., Inc.	5.41	7-1-2032	500,000	494,641
Amphenol Corp.	2.20	9-15-2031	480,000	392,506
Jabil, Inc.	3.95	1-12-2028	900,000	843,406
				2,260,481
Environmental control: 0.39%
Clean Harbors, Inc.144A	4.88	7-15-2027	325,000	310,775
Clean Harbors, Inc.144A	6.38	2-1-2031	180,000	180,351
Stericycle, Inc.144A	3.88	1-15-2029	1,010,000	890,759
				1,381,885
Hand/machine tools: 0.09%
Stanley Black & Decker, Inc.	3.00	5-15-2032	180,000	150,503
Stanley Black & Decker, Inc.	4.25	11-15-2028	190,000	180,986
				331,489
Machinery-construction & mining: 0.18%
Oshkosh Corp.	3.10	3-1-2030	490,000	430,204
Oshkosh Corp.	4.60	5-15-2028	200,000	194,892
				625,096
Machinery-diversified: 0.32%
GrafTech Finance, Inc.144A	4.63	12-15-2028	640,000	510,424
Mueller Water Products, Inc.144A	4.00	6-15-2029	700,000	628,600
				1,139,024
Miscellaneous manufacturing: 0.13%
Parker-Hannifin Corp.	4.50	9-15-2029	490,000	478,854
The accompanying notes are an integral part of these financial statements.
12 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Packaging & containers: 1.17%
Ball Corp.	3.13%	9-15-2031	$550,000	$453,213
Clearwater Paper Corp.144A	4.75	8-15-2028	775,000	687,649
Graphic Packaging International LLC144A	3.50	3-15-2028	275,000	249,626
Graphic Packaging International LLC144A	3.50	3-1-2029	420,000	372,114
Packaging Corp. of America	3.00	12-15-2029	480,000	424,931
Sealed Air Corp.144A	5.50	9-15-2025	62,000	61,549
Sealed Air Corp./Sealed Air Corp. U.S.144A	6.13	2-1-2028	400,000	396,331
Silgan Holdings, Inc.	4.13	2-1-2028	400,000	366,000
WRKCo, Inc.	3.00	9-15-2024	680,000	656,420
WRKCo, Inc.	3.90	6-1-2028	560,000	529,999
				4,197,832
Transportation: 0.50%
FedEx Corp.	3.90	2-1-2035	280,000	245,540
FedEx Corp.	4.25	5-15-2030	660,000	635,326
Norfolk Southern Corp.	5.10	8-1-2118	760,000	646,096
Ryder System, Inc.	2.85	3-1-2027	300,000	275,586
				1,802,548
Technology: 1.55%
Computers: 0.26%
Hewlett Packard Enterprise Co.	4.90	10-15-2025	375,000	372,539
HP, Inc.	1.45	6-17-2026	350,000	314,858
HP, Inc.	4.00	4-15-2029	270,000	253,596
				940,993
Semiconductors: 0.51%
Intel Corp.	4.00	8-5-2029	770,000	735,589
Microchip Technology, Inc.	4.25	9-1-2025	375,000	365,508
Micron Technology, Inc.	6.75	11-1-2029	285,000	297,908
ON Semiconductor Corp.144A	3.88	9-1-2028	175,000	158,030
TSMC Arizona Corp.	1.75	10-25-2026	300,000	270,915
				1,827,950
Software: 0.78%
Fair Isaac Corp.144A	4.00	6-15-2028	430,000	395,578
Fidelity National Information Services, Inc.	4.70	7-15-2027	185,000	182,029
Fiserv, Inc.	5.45	3-2-2028	110,000	111,694
MSCI, Inc.144A	4.00	11-15-2029	515,000	462,278
Oracle Corp.	2.30	3-25-2028	970,000	858,217
Oracle Corp.	6.15	11-9-2029	160,000	168,742
Roper Technologies, Inc.	2.95	9-15-2029	470,000	418,187
Take-Two Interactive Software, Inc.	3.70	4-14-2027	180,000	171,921
				2,768,646
Utilities: 4.45%
Electric: 3.94%
American Transmission Systems, Inc.144A	2.65	1-15-2032	380,000	315,247
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 13

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Electric (continued)
Black Hills Corp.	4.35%	5-1-2033	$710,000	$638,054
Commonwealth Edison Co. Series 133	3.85	3-15-2052	450,000	357,726
Connecticut Light & Power Co.	5.25	1-15-2053	130,000	130,387
Dominion Energy South Carolina, Inc. Series A	2.30	12-1-2031	450,000	368,283
DTE Electric Co.	5.40	4-1-2053	200,000	203,214
Duke Energy Carolinas LLC	3.55	3-15-2052	230,000	174,252
Duke Energy Carolinas LLC	6.05	4-15-2038	830,000	888,368
Duke Energy Progress LLC	2.00	8-15-2031	620,000	503,499
Evergy Kansas Central, Inc.	5.70	3-15-2053	180,000	181,920
Evergy Metro, Inc. Series 2020	2.25	6-1-2030	350,000	293,202
Evergy Missouri West, Inc.144A	3.75	3-15-2032	330,000	283,241
Florida Power & Light Co.	4.63	5-15-2030	70,000	69,364
Florida Power & Light Co.	5.30	4-1-2053	200,000	204,175
Indianapolis Power & Light Co.144A	5.65	12-1-2032	360,000	371,099
ITC Holdings Corp.	3.65	6-15-2024	120,000	117,076
Kentucky Utilities Co. Series KENT	5.45	4-15-2033	310,000	317,358
Louisville Gas & Electric Co. Series LOU	5.45	4-15-2033	310,000	316,697
MidAmerican Energy Co.	5.80	10-15-2036	900,000	965,729
NextEra Energy Capital Holdings, Inc.	1.88	1-15-2027	420,000	377,268
NextEra Energy Operating Partners LP144A	4.25	9-15-2024	6,000	5,752
NextEra Energy Operating Partners LP144A	4.50	9-15-2027	275,000	256,094
Northern States Power Co.	4.50	6-1-2052	210,000	188,767
Northern States Power Co.	5.35	11-1-2039	1,580,000	1,603,157
PPL Electric Utilities Corp.	5.25	5-15-2053	220,000	220,496
Public Service Electric & Gas Co.	5.13	3-15-2053	380,000	376,724
Public Service Electric & Gas Co. Series D	5.70	12-1-2036	590,000	594,643
Puget Sound Energy, Inc.	5.45	6-1-2053	300,000	300,115
Rochester Gas & Electric Corp.144A	3.10	6-1-2027	1,000,000	935,556
San Diego Gas & Electric Co.	3.00	3-15-2032	490,000	422,899
Southern California Edison Co. Series 2004B	6.00	1-15-2034	188,000	197,294
Trans-Allegheny Interstate Line Co.144A	3.85	6-1-2025	200,000	194,050
Tucson Electric Power Co.	3.25	5-15-2032	420,000	369,970
Union Electric Co.	5.45	3-15-2053	330,000	331,514
WEC Energy Group, Inc.	2.20	12-15-2028	790,000	686,227
Wisconsin Power & Light Co.	3.95	9-1-2032	370,000	342,775
				14,102,192
Gas: 0.51%
AmeriGas Partners LP/AmeriGas Finance Corp.	5.50	5-20-2025	450,000	433,157
AmeriGas Partners LP/AmeriGas Finance Corp.	5.88	8-20-2026	500,000	464,892
CenterPoint Energy Resources Corp.	1.75	10-1-2030	330,000	265,613
Sempra Global144A	3.25	1-15-2032	825,000	665,641
				1,829,303
Total corporate bonds and notes (Cost $153,458,697)				139,665,946
The accompanying notes are an integral part of these financial statements.
14 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 8.19%
Alabama: 0.24%
Miscellaneous revenue: 0.24%
Alabama Federal Aid Highway Finance Authority Series B	1.86%	9-1-2029	$1,000,000	$856,525
Arizona: 0.10%
Miscellaneous revenue: 0.10%
City of Yuma AZ Excise Tax Revenue	2.10	7-15-2030	430,000	361,037
California: 1.34%
GO revenue: 1.23%
Campbell Union High School District	2.31	8-1-2035	660,000	518,780
County of Alameda Series A	3.70	8-1-2031	275,000	261,303
Desert Community College District	2.78	8-1-2035	450,000	370,086
Oxnard Union High School District	1.87	8-1-2030	800,000	667,304
Palomar Community College District	2.32	8-1-2034	500,000	395,966
San Ramon Valley Unified School District	1.91	8-1-2030	740,000	631,391
Solano County Community College District Series B	1.76	8-1-2030	950,000	788,121
State of California	5.13	3-1-2038	750,000	754,228
				4,387,179
Tax revenue: 0.11%
San Jose Redevelopment Agency Successor Agency Series T	3.38	8-1-2034	455,000	413,130
				4,800,309
Florida: 0.25%
Water & sewer revenue: 0.25%
Florida Water Pollution Control Financing Corp. Clean Water State Revolving Fund Series A	2.60	1-15-2030	1,000,000	905,612
Georgia: 0.14%
GO revenue: 0.14%
Cherokee County Board of Education	5.87	8-1-2028	500,000	512,561
Hawaii: 0.42%
GO revenue: 0.42%
State of Hawaii Series FZ	1.60	8-1-2031	770,000	618,277
State of Hawaii Series GD	2.52	10-1-2035	1,110,000	884,488
				1,502,765
Idaho: 0.05%
Housing revenue: 0.05%
Idaho State Building Authority State Office Campus Project Series B	3.28	9-1-2028	170,000	163,405
Indiana: 0.36%
Health revenue: 0.29%
Indiana Finance Authority Community Foundation of Northwest Indiana Obligated Group	3.63	3-1-2039	1,235,000	1,043,791
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 15

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.07%
Indianapolis Local Public Improvement Bond Bank Series A-2	6.00%	1-15-2040	$235,000	$248,466
				1,292,257
Louisiana: 0.12%
Tax revenue: 0.12%
State of Louisiana Gasoline & Fuels Tax Revenue Series A	2.80	5-1-2035	500,000	411,451
Massachusetts: 0.57%
GO revenue: 0.27%
Commonwealth of Massachusetts Series E	5.46	12-1-2039	500,000	533,800
Town of Andover	2.52	11-1-2035	575,000	452,308
				986,108
Miscellaneous revenue: 0.23%
Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue Series A	3.77	7-15-2029	850,000	814,048
Water & sewer revenue: 0.07%
Massachusetts Water Resources Authority Series C	2.49	8-1-2034	300,000	246,247
				2,046,403
Michigan: 0.44%
Education revenue: 0.21%
University of Michigan Series A	4.45	4-1-2122	885,000	759,809
Health revenue: 0.23%
Michigan Finance Authority Trinity Health Corp. Obligated Group Series T	3.08	12-1-2034	930,000	814,895
				1,574,704
Minnesota: 0.11%
GO revenue: 0.11%
State of Minnesota Series F	1.32	8-1-2031	500,000	398,134
Mississippi: 0.30%
GO revenue: 0.30%
State of Mississippi Series E	2.49	10-1-2035	1,350,000	1,073,537
Nebraska: 0.17%
Education revenue: 0.17%
University of Nebraska Facilities Corp. Series A	3.19	10-1-2039	750,000	620,598
New Jersey: 0.12%
Miscellaneous revenue: 0.12%
Hudson County Improvement Authority	7.40	12-1-2025	420,000	435,469
The accompanying notes are an integral part of these financial statements.
16 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
New York: 0.20%
GO revenue: 0.20%
State of New York Series B	2.65%	2-15-2030	$500,000	$443,253
State of New York Series C	5.62	3-1-2040	250,000	259,827
				703,080
North Dakota: 0.17%
Housing revenue: 0.17%
North Dakota Public Finance Authority	2.68	12-1-2035	750,000	606,575
Ohio: 0.23%
GO revenue: 0.07%
State of Ohio Series A	1.88	9-15-2034	300,000	231,631
Health revenue: 0.16%
State of Ohio Cleveland Clinic Health System Obligated Group Series G	3.28	1-1-2042	725,000	585,649
				817,280
Oklahoma: 0.62%
Utilities revenue: 0.43%
Oklahoma Development Finance Authority Public Service Co. of Oklahoma Series A-2	4.62	6-1-2044	1,085,000	1,054,130
Oklahoma Development Finance Authority	4.71	5-1-2052	125,000	120,344
Oklahoma Development Finance Authority Oklahoma Gas and Electric Co. Series A-2	4.85	2-1-2045	355,000	352,215
				1,526,689
Water & sewer revenue: 0.19%
Oklahoma Water Resources Board (Credit Enhancement Reserve Fund Insured)	2.56	4-1-2031	770,000	679,332
				2,206,021
Oregon: 0.32%
GO revenue: 0.15%
State of Oregon Series A	5.90	8-1-2038	500,000	543,626
Tax revenue: 0.17%
State of Oregon Department of Transportation Series B	3.17	11-15-2038	750,000	617,470
				1,161,096
Pennsylvania: 0.18%
Education revenue: 0.18%
University of Pittsburgh-of the Commonwealth System of Higher Education Series A	3.65	9-15-2036	715,000	648,523
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 17

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Texas: 0.83%
Education revenue: 0.20%
Board of Regents of the University of Texas System Series D	5.13%	8-15-2042	$150,000	$157,935
Permanent University Fund - University of Texas System	5.26	7-1-2039	550,000	565,424
				723,359
GO revenue: 0.52%
County of Hidalgo Series C	4.04	8-15-2030	1,270,000	1,240,886
Stafford Municipal School District Series B	3.08	8-15-2041	750,000	592,847
				1,833,733
Utilities revenue: 0.11%
Texas Natural Gas Securitization Finance Corp.	5.17	4-1-2041	375,000	393,606
				2,950,698
Vermont: 0.03%
Housing revenue: 0.03%
Vermont Housing Finance Agency	3.80	11-1-2037	110,000	98,003
Virginia: 0.15%
Education revenue: 0.13%
University of Virginia Series C	4.18	9-1-2117	265,000	215,729
University of Virginia	6.20	9-1-2039	215,000	249,500
				465,229
Housing revenue: 0.02%
Virginia Housing Development Authority Series A	3.10	6-25-2041	72,514	66,009
				531,238
Washington: 0.41%
GO revenue: 0.31%
County of King Series B	6.05	12-1-2030	350,000	374,744
King County Public Hospital District No. 2	2.70	12-1-2035	915,000	719,525
				1,094,269
Water & sewer revenue: 0.10%
County of King Sewer Revenue Series B	1.86	1-1-2033	450,000	366,541
				1,460,810
West Virginia: 0.11%
Tax revenue: 0.11%
County of Ohio Special District Excise Tax Revenue	8.25	3-1-2035	385,000	403,757
The accompanying notes are an integral part of these financial statements.
18 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Wisconsin: 0.21%
GO revenue: 0.21%
State of Wisconsin Series 4	2.10%	5-1-2035	$690,000	$535,076
State of Wisconsin Series 2	2.61	5-1-2032	240,000	208,445
				743,521
Total municipal obligations (Cost $33,277,875)				29,285,369
Non-agency mortgage-backed securities: 7.87%
COMM Mortgage Trust Series 2013-CR12 Class ASB	3.62	10-10-2046	21,226	21,152
COMM Mortgage Trust Series 2014-UBS5 Class ASB	3.55	9-10-2047	123,862	122,404
COMM Mortgage Trust Series 2014-UBS5 Class A4	3.84	9-10-2047	620,000	597,619
COMM Mortgage Trust Series 2014-CR21 Class A3	3.53	12-10-2047	2,476,211	2,378,623
COMM Mortgage Trust Series 2013-CR13 Class A4±±	4.19	11-10-2046	600,000	591,037
COMM Mortgage Trust Series 2014-CR17 Class A5	3.98	5-10-2047	1,795,000	1,752,227
GS Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	513,509	512,368
GS Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	348,361
GS Mortgage Securities Trust Series 2014-GC26 Class A5	3.63	11-10-2047	2,565,000	2,455,647
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014- C20 Class A5	3.80	7-15-2047	4,065,000	3,972,758
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class A4	4.00	4-15-2047	341,296	334,739
JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class A4	3.49	1-15-2048	1,338,000	1,280,004
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	65,512	64,846
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19 Class A4	3.53	12-15-2047	1,790,000	1,716,341
Seasoned Credit Risk Transfer Trust Series 2018-3 Class MA±±	3.50	8-25-2057	2,657,417	2,519,260
Seasoned Credit Risk Transfer Trust Series 2019-3 Class M55D	4.00	10-25-2058	539,791	513,465
Seasoned Credit Risk Transfer Trust Series 2020-2 Class MT	2.00	11-25-2059	902,467	747,489
Towd Point Mortgage Trust Series 2018-3 Class A1144A±±	3.75	5-25-2058	979,116	932,667
Towd Point Mortgage Trust Series 2019-4 Class A1144A±±	2.90	10-25-2059	1,202,884	1,120,006
WFRBS Commercial Mortgage Trust Series 2014-C20 Class A5	4.00	5-15-2047	1,876,047	1,823,538
WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	4,370,000	4,335,056
Total non-agency mortgage-backed securities (Cost $29,316,788)				28,139,607
U.S. Treasury securities: 7.90%
U.S. Treasury Bonds	1.38	11-15-2040	6,905,000	4,629,317
U.S. Treasury Bonds	1.88	2-15-2041	1,460,000	1,063,918
U.S. Treasury Bonds	1.88	2-15-2051	944,000	623,556
U.S. Treasury Bonds	2.00	8-15-2051	2,140,000	1,455,451
U.S. Treasury Bonds	2.25	2-15-2052	1,785,000	1,287,431
U.S. Treasury Bonds	2.38	2-15-2042	2,855,000	2,232,922
U.S. Treasury Bonds	2.38	11-15-2049	10,063,000	7,513,051
U.S. Treasury Bonds	2.38	5-15-2051	1,185,000	880,557
U.S. Treasury Bonds	2.88	5-15-2052	2,968,000	2,457,643
U.S. Treasury Bonds	3.00	8-15-2052	789,000	670,558
U.S. Treasury Bonds	3.63	2-15-2053	655,000	629,107
U.S. Treasury Bonds	3.88	2-15-2043	1,892,000	1,857,116
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 19

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bonds	3.88%	5-15-2043	$930,000	$913,144
U.S. Treasury Bonds	4.00	11-15-2042	2,062,000	2,063,289
Total U.S. Treasury securities (Cost $37,659,556)				28,277,060
Yankee corporate bonds and notes: 6.99%
Basic materials: 0.77%
Chemicals: 0.27%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV144A	4.75	6-15-2027	670,000	633,131
Nutrien Ltd.	2.95	5-13-2030	180,000	157,518
Nutrien Ltd.	4.90	3-27-2028	190,000	188,343
				978,992
Mining: 0.50%
Anglo American Capital PLC144A	4.75	4-10-2027	1,000,000	975,514
South32 Treasury Ltd.144A	4.35	4-14-2032	900,000	790,987
				1,766,501
Consumer, non-cyclical: 0.52%
Commercial services: 0.14%
Experian Finance PLC144A	4.25	2-1-2029	510,000	488,291
Pharmaceuticals: 0.38%
Pfizer Investment Enterprises Pte. Ltd.	4.65	5-19-2030	390,000	390,436
Pfizer Investment Enterprises Pte. Ltd.	5.30	5-19-2053	110,000	113,242
Teva Pharmaceutical Finance Netherlands III BV	3.15	10-1-2026	975,000	870,465
				1,374,143
Energy: 0.20%
Oil & gas: 0.20%
Petroleos Mexicanos	2.29	2-15-2024	27,500	27,051
Petroleos Mexicanos	2.83	2-15-2024	57,500	56,700
Petroleos Mexicanos	6.38	1-23-2045	1,080,000	632,120
				715,871
Financial: 3.95%
Banks: 3.95%
Bank of Montreal Series H	4.70	9-14-2027	110,000	108,681
Bank of Montreal	5.20	2-1-2028	460,000	462,065
Bank of Nova Scotia	1.30	9-15-2026	1,040,000	918,344
BNP Paribas SA (3 Month LIBOR +1.11%)144A±	2.82	11-19-2025	820,000	781,307
BNP Paribas SA144A	4.40	8-14-2028	520,000	498,085
BPCE SA144A	4.75	7-19-2027	420,000	409,220
Cooperatieve Rabobank UA (1 Year Treasury Constant Maturity +1.00%)144A±	1.34	6-24-2026	530,000	487,758
Cooperatieve Rabobank UA (1 Year Treasury Constant Maturity +0.73%)144A±	1.98	12-15-2027	1,060,000	934,179
Credit Suisse Group AG (3 Month LIBOR +1.41%)144A±	3.87	1-12-2029	1,500,000	1,339,158
The accompanying notes are an integral part of these financial statements.
20 | Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Banks (continued)
HSBC Holdings PLC (U.S. SOFR +1.41%)±	2.87%	11-22-2032	$270,000	$217,510
HSBC Holdings PLC (3 Month LIBOR +1.53%)±	4.58	6-19-2029	1,500,000	1,422,614
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity +0.75%)±	1.54	7-20-2027	1,050,000	929,413
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity +0.83%)±	2.34	1-19-2028	300,000	269,230
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity +0.97%)±	2.49	10-13-2032	260,000	210,047
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity +2.13%)±	5.13	7-20-2033	250,000	246,972
Royal Bank of Canada	1.40	11-2-2026	830,000	736,217
Royal Bank of Canada	4.24	8-3-2027	200,000	194,374
Sumitomo Mitsui Financial Group, Inc.	1.47	7-8-2025	430,000	395,767
Sumitomo Mitsui Financial Group, Inc.	1.90	9-17-2028	660,000	559,414
Sumitomo Mitsui Financial Group, Inc.	2.17	1-14-2027	200,000	179,610
Toronto-Dominion Bank	1.25	9-10-2026	1,130,000	998,906
Toronto-Dominion Bank	2.45	1-12-2032	230,000	188,086
Toronto-Dominion Bank	3.20	3-10-2032	410,000	354,281
Toronto-Dominion Bank	4.46	6-8-2032	230,000	217,443
UBS Group AG (1 Year Treasury Constant Maturity +1.10%)144A±	2.75	2-11-2033	200,000	158,096
UBS Group AG144A	4.25	3-23-2028	750,000	700,664
UBS Group AG (1 Year Treasury Constant Maturity +2.40%)144A±	4.99	8-5-2033	250,000	235,370
				14,152,811
Industrial: 0.91%
Aerospace/defense: 0.13%
Embraer Netherlands Finance BV	5.05	6-15-2025	475,000	464,638
Building materials: 0.38%
Masonite International Corp.144A	5.38	2-1-2028	510,000	483,455
Trane Technologies Luxembourg Finance SA	3.80	3-21-2029	930,000	874,620
				1,358,075
Electronics: 0.23%
Sensata Technologies BV144A	4.00	4-15-2029	935,000	832,914
Machinery-diversified: 0.17%
CNH Industrial NV	4.50	8-15-2023	600,000	597,873
Technology: 0.64%
Computers: 0.08%
Seagate HDD Cayman	3.13	7-15-2029	375,000	287,112
Semiconductors: 0.40%
NXP BV/NXP Funding LLC/NXP USA, Inc.	2.65	2-15-2032	870,000	702,170
NXP BV/NXP Funding LLC/NXP USA, Inc.	5.00	1-15-2033	110,000	105,982
TSMC Global Ltd.144A	1.25	4-23-2026	700,000	630,886
				1,439,038
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 21

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Software: 0.16%
Open Text Corp.144A	6.90%	12-1-2027	$550,000	$562,344
Total yankee corporate bonds and notes (Cost $27,673,040)				25,018,603

		Yield	Shares
Short-term investments: 0.92%
Investment companies: 0.92%
Allspring Government Money Market Fund Select Class♠∞		5.01	3,306,168	3,306,168
Total short-term investments (Cost $3,306,168)				3,306,168
Total investments in securities (Cost $394,890,981)	99.37%			355,446,060
Other assets and liabilities, net	0.63			2,257,182
Total net assets	100.00%			$357,703,242

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AGM	Assured Guaranty Municipal
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SBA	Small Business Authority
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,324,978	$97,804,075	$(97,822,885)	$0	$0	$3,306,168	3,306,168	$134,628
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	479,633	12,059,095	(12,538,693)	(35)	0	0	0	39,166 [1]
				$(35)	$0	$3,306,168		$173,794

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Managed Fixed Income Portfolio

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $391,584,813)	$352,139,892
Investments in affiliated securities, at value (cost $3,306,168)	3,306,168
Cash	273
Receivable for interest	2,892,142
Receivable for investments sold	119,944
Prepaid expenses and other assets	711
Total assets	358,459,130
Liabilities
Payable for investments purchased	631,743
Advisory fee payable	102,189
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	21,452
Total liabilities	755,888
Total net assets	$357,703,242
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 23

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $391)	$13,720,307
Income from affiliated securities	152,555
Total investment income	13,872,862
Expenses
Advisory fee	1,505,843
Custody and accounting fees	40,641
Professional fees	87,859
Interest holder report expenses	22,674
Trustees’ fees and expenses	25,324
Other fees and expenses	23,191
Total expenses	1,705,532
Less: Fee waivers and/or expense reimbursements	(241,853)
Net expenses	1,463,679
Net investment income	12,409,183
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(7,265,089)
Affiliated securities	(35)
Net realized losses on investments	(7,265,124)
Net change in unrealized gains (losses) on investments	(12,064,983)
Net realized and unrealized gains (losses) on investments	(19,330,107)
Net decrease in net assets resulting from operations	$(6,920,924)
The accompanying notes are an integral part of these financial statements.
24 | Allspring Managed Fixed Income Portfolio

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$12,409,183	$12,188,105
Net realized losses on investments	(7,265,124)	(1,161,647)
Net change in unrealized gains (losses) on investments	(12,064,983)	(48,938,887)
Net decrease in net assets resulting from operations	(6,920,924)	(37,912,429)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	15,013,309	43,182,233
Withdrawals	(68,274,062)	(83,560,206)
Net decrease in net assets resulting from capital transactions	(53,260,753)	(40,377,973)
Total decrease in net assets	(60,181,677)	(78,290,402)
Net assets
Beginning of period	417,884,919	496,175,321
End of period	$357,703,242	$417,884,919
The accompanying notes are an integral part of these financial statements.
Allspring Managed Fixed Income Portfolio | 25

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	(1.46)%	(8.13)%	2.52%	7.51%	7.22%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.44%	0.44%	0.42%	0.41%
Net expenses[1]	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	3.30%	2.52%	2.49%	3.10%	3.24%
Supplemental data
Portfolio turnover rate	37%	74%	31%	40%	232%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
26 | Allspring Managed Fixed Income Portfolio

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Fixed Income Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has
Allspring Managed Fixed Income Portfolio | 27

Notes to financial statements
been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $395,216,116 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$627,728
Gross unrealized losses	(40,397,784)
Net unrealized losses	$(39,770,056)
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$73,783,193	$0	$73,783,193
Asset-backed securities	0	27,970,114	0	27,970,114
Corporate bonds and notes	0	139,665,946	0	139,665,946
Municipal obligations	0	29,285,369	0	29,285,369
Non-agency mortgage-backed securities	0	28,139,607	0	28,139,607
U.S. Treasury securities	28,277,060	0	0	28,277,060
Yankee corporate bonds and notes	0	25,018,603	0	25,018,603
Short-term investments
Investment companies	3,306,168	0	0	3,306,168
Total assets	$31,583,228	$323,862,832	$0	$355,446,060
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
28 | Allspring Managed Fixed Income Portfolio

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Galliard Capital Management, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$59,785,859	$79,262,869	$63,361,680	$98,957,519
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
7.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
Allspring Managed Fixed Income Portfolio | 29

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Fixed Income Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
30 | Allspring Managed Fixed Income Portfolio

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Managed Fixed Income Portfolio | 31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

32 | Allspring Managed Fixed Income Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Managed Fixed Income Portfolio | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Managed Fixed Income Portfolio

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Managed Fixed Income Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Galliard Capital Management, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, Extent, and Quality of Services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Portfolio by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Portfolio by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Managed Fixed Income Portfolio | 35

Other information (unaudited)
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Portfolio Investment Performance and Expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was higher than or in range of the investment performance of its benchmark index, the Bloomberg U.S. Aggregate Bond Index, for all periods under review.
The Board also received and considered information regarding the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Advisory and Sub-Advisory Fee Rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Allspring Funds Management under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36 | Allspring Managed Fixed Income Portfolio

Other information (unaudited)
Economies of Scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Allspring Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Managed Fixed Income Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Galliard Capital Management, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Managed Fixed Income Portfolio | 37

Other information (unaudited)
in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, Extent, and Quality of Services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Portfolio by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Portfolio by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Portfolio’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Portfolio Investment Performance and Expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was higher than or in range of the investment performance of its benchmark index, the Bloomberg U.S. Aggregate Bond Index, for all periods under review.
The Board also received and considered information regarding the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Advisory and Sub-Advisory Fee Rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Allspring Funds Management under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services.

38 | Allspring Managed Fixed Income Portfolio

Other information (unaudited)
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of Scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Allspring Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Managed Fixed Income Portfolio | 39

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

40 | Allspring Managed Fixed Income Portfolio

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Portfolio’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.

Allspring Real Return Fund
Annual Report
May 31, 2023

The views expressed and any forward-looking statements are as of May 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Real Return Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Real Return Fund for the 12-month period that ended May 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. The market was focused on persistently high inflation as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Markets received a boost in December with the removal of China’s strict COVID-19 lockdowns. In March 2023, a new wave of market anxiety resulted from several bank failures and unease over the possibility of more rate hikes. However, investors regained confidence and markets finished the period in relative calm.
For the 12-month period, stocks and bonds—both domestic U.S. and global—had mixed results. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 lost 1.41%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a return of -8.49%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.14%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 6.49%, the Bloomberg Municipal Bond Index6 gained 0.49%, and the ICE BofA U.S. High Yield Index7 returned -0.09%.
High inflation and central bank rate hikes rocked markets.
In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Federal Reserve (Fed) raised its short-term rate by 0.75% in June. Meanwhile, the U.S. unemployment rate remained historically low at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Real Return Fund

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate had not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Real Return Fund | 3

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations, and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Real Return Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 At a meeting held on May 16-17, 2023, the Board of Trustees approved a number of changes to the principal investment strategy of the Real Return Portfolio, the master portfolio in which the Fund invests substantially all of its assets. These changes include:

• A reduction in the amount the Real Return Portfolio invests in fixed income securities, from a minimum of 80% to a maximum of 70%;
• An increase in the amount the Real Return Portfolio may invest in equity securities, from a maximum of 20% to a maximum of 70%;
• The introduction of a Cayman subsidiary, in which the Portfolio may invest up to 25% of its assets in order to gain exposure to commodity investments;
• The incorporation of certain derivatives overlay strategies to attempt to manage short-term volatility, mitigate risk and/or improve returns under certain market conditions;
• The addition of Allspring Global Investments (UK) Limited as an additional sub-adviser to the Real Return Portfolio.
These changes are expected to become effective on or about December 1, 2023.

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Real Return Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks returns that exceed the rate of inflation over the long-term.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA, FRM, Petros N. Bocray, CFA, FRM, Michael Bradshaw, CFA, Travis L. Keshemberg, CFA, CIPM, FRM, Garth B. Newport, CFA, Michael Schueller, CFA, Michal Stanczy

Average annual total returns (%) as of May 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (IPBAX)	2-28-2003	-7.46	1.68	1.33	-3.10	2.62	1.80	1.36	0.77
Class C (IPBCX)	2-28-2003	-4.89	1.85	1.19	-3.89	1.85	1.19	2.11	1.52
Class R6 (IPBJX)[3]	10-31-2016	–	–	–	-2.68	3.03	2.16	0.69	0.40
Administrator Class (IPBIX)	2-28-2003	–	–	–	-2.87	2.82	2.02	1.01	0.60
Institutional Class (IPBNX)[4]	10-31-2016	–	–	–	-2.83	2.94	2.11	0.74	0.45
Bloomberg U.S. TIPS Index[5]	–	–	–	–	-4.20	2.64	1.75	–	–
CPI[6]	–	–	–	–	4.05	3.87	2.70	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]
The manager has contractually committed through September 30, 2023 (September 30, 2024 for Class A and Class C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.77% for Class A, 1.52% for Class C, 0.40% for Class R6, 0.60% for Administrator Class
and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the
Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.

[4]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[5]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[6]
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Real Return Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. TIPS Index and CPI. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. This fund is exposed to mortgage- and asset-backed securities risk and small-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Real Return Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the 12-month period that ended May 31, 2023.
•Strong relative performance from the underlying investment sleeves had the largest positive impact on relative performance.
•Poor absolute performance from the investment in TIPS was the largest detractor from performance.
Slow growth, rising rates lead to muted market returns.
The trailing 12-month period featured slowing economic growth, rising interest rates, persistently high inflation, and geopolitical uncertainty. The broad equity market posted a small gain despite volatile markets while bonds posted losses over the period.
The 12-month period that ended May 31, 2023, saw a small gain in broad U.S. equity markets, as illustrated by the Russell 3000 Index’s* return of   +2.03%. Broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net)’s** return of -1.41%. While these return numbers seem modest, they reflect a recovery from some severe double-digit declines. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index***, posted a return of -2.14%. Inflation-sensitive bonds experienced worse returns, as represented by the Bloomberg U.S. TIPS Index’s return of -4.20%. Commodity prices moved significantly lower as the Bloomberg Commodity Index† declined 22.48%.
Ten largest holdings (%) as of May 31, 2023[1]
TIPS, 0.13%, 4-15-2025	4.09
TIPS, 0.13%, 4-15-2026	2.85
TIPS, 0.13%, 1-15-2032	2.43
TIPS, 0.13%, 4-15-2027	2.36
TIPS, 0.63%, 7-15-2032	2.34
TIPS, 0.63%, 1-15-2026	2.28
TIPS, 0.13%, 1-15-2031	2.14
TIPS, 0.13%, 1-15-2030	2.12
TIPS, 0.13%, 10-15-2024	1.99
TIPS, 1.63%, 10-15-2027	1.97

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Few changes in the underlying portfolio.
There were no material changes in the portfolio over the trailing 12 months.
The Fund uses a multi-asset-class strategy to target inflation protection.
During the 12-month period, we maintained allocations to TIPS as well as other inflation-sensitive sectors, such as real estate investment trusts (REITs), short-term high yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy might while seeking to achieve similar levels of volatility.
The largest allocation within the Fund is our investment in U.S. TIPS. Due to some duration positioning, this sleeve outperformed its benchmark by about 20 basis points (bps; 100 bps equal 1.00%). The other inflation-sensitive assets also did well. Three of four sleeves outperformed the Bloomberg U.S. TIPS Index outright while all four outperformed their underlying style-specific benchmarks by between 41 bps and 1,096 bps.
Portfolio allocation as of May 31, 2023[1]

[1]
Figures represent the portfolio allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. Allocations are subject to change and may have changed since the date specified.

*
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
**
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
***
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
†
The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.

8 | Allspring Real Return Fund

Performance highlights (unaudited)
Looking ahead, we are still somewhat guarded.
While U.S. lending standards are tightening and the impact of higher rates is just starting to be felt within the banking sector, the contagion from bank failures in the U.S. has been limited so far. The Federal Reserve (Fed) is likely to be more data dependent from this point forward and the pattern of consistently hiking every quarter should end. However, with real yields on the rise and the U.S. dollar stabilizing, the combination of further Fed balance sheet shrinkage and tighter fiscal policy affected the debt limit negotiations should put downward pressure on growth. The household sector balance sheet remains healthy and supported by a strong labor market. Negative real wages and fading government support are likely to lead to lower spending going forward.
Our base case is that we have an early-onset recession, with the first quarter of 2023 being the peak of economic activity. It is likely that the second quarter will show sequential weakness. Credit spreads remain wider, the yield curve remains inverted, and the housing recession continues. The market continues to expect meaningful rate cuts in the second half of this year. This is likely to put pressure on equity and bond valuations. We believe that inflation will remain persistent, and we believe the Fund is well positioned for such an environment.

Allspring Real Return Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2022 to May 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during the period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2022	Ending account value 5-31-2023	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,000.06	$3.89	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$1,000.01	$7.63	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R6
Actual	$1,000.00	$1,000.08	$1.99	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02	0.40%
Administrator Class
Actual	$1,000.00	$1,000.07	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,000.07	$2.24	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Real Return Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

		Value
Investment companies: 99.96%
Affiliated master portfolio: 99.96%
Allspring Real Return Portfolio		$79,762,485
Total investment companies (Cost $83,976,426)		79,762,485
Total investments in securities (Cost $83,976,426)	99.96%	79,762,485
Other assets and liabilities, net	0.04	27,933
Total net assets	100.00%	$79,790,418
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Real Return Portfolio	40.08%	37.67%	$(569,850)	$(5,808,663)	$3,684,700	$284,403	$26,614	$79,762,485
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 11

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $83,976,426)	$79,762,485
Receivable for Fund shares sold	79,829
Receivable from manager	26,479
Prepaid expenses and other assets	50,627
Total assets	79,919,420
Liabilities
Payable for Fund shares redeemed	97,348
Shareholder report expenses payable	13,595
Administration fees payable	6,034
Distribution fee payable	893
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	10,628
Total liabilities	129,002
Total net assets	$79,790,418
Net assets consist of
Paid-in capital	$85,158,434
Total distributable loss	(5,368,016)
Total net assets	$79,790,418
Computation of net asset value and offering price per share
Net assets–Class A	$12,861,489
Shares outstanding–Class A1	1,339,678
Net asset value per share–Class A	$9.60
Maximum offering price per share – Class A2	$10.05
Net assets–Class C	$1,380,346
Shares outstanding–Class C1	146,632
Net asset value per share–Class C	$9.41
Net assets–Class R6	$15,796,423
Shares outstanding–Class R6[1]	1,625,707
Net asset value per share–Class R6	$9.72
Net assets–Administrator Class	$13,226,891
Shares outstanding–Administrator Class[1]	1,348,813
Net asset value per share–Administrator Class	$9.81
Net assets–Institutional Class	$36,525,269
Shares outstanding–Institutional Class[1]	3,760,416
Net asset value per share–Institutional Class	$9.71

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Real Return Fund

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Interest allocated from affiliated Master Portfolio	$3,684,700
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $4,059)	284,403
Affiliated income allocated from affiliated Master Portfolio	26,614
Expenses allocated from affiliated Master Portfolio	(400,943)
Waivers allocated from affiliated Master Portfolio	83,606
Total investment income	3,678,380
Expenses
Management fee	40,736
Administration fees
Class A	24,441
Class C	2,525
Class R6	3,739
Administrator Class	14,170
Institutional Class	30,386
Shareholder servicing fees
Class A	38,189
Class C	3,945
Administrator Class	34,344
Distribution fee
Class C	11,834
Custody and accounting fees	3,858
Professional fees	51,170
Registration fees	74,500
Shareholder report expenses	35,425
Trustees’ fees and expenses	22,896
Other fees and expenses	6,558
Total expenses	398,716
Less: Fee waivers and/or expense reimbursements
Fund-level	(251,381)
Class A	(174)
Administrator Class	(15,591)
Net expenses	131,570
Net investment income	3,546,810
Realized and unrealized gains (losses) on investments
Net realized losses on investments allocated from affiliated Master Portfolio	(569,850)
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	(5,808,663)
Net realized and unrealized gains (losses) on investments	(6,378,513)
Net decrease in net assets resulting from operations	$(2,831,703)
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 13

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$3,546,810		$4,090,448
Net realized gains (losses) on investments		(569,850)		935,582
Net change in unrealized gains (losses) on investments		(5,808,663)		(6,398,528)
Net decrease in net assets resulting from operations		(2,831,703)		(1,372,498)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(686,543)		(836,596)
Class C		(58,742)		(65,210)
Class R6		(631,554)		(755,640)
Administrator Class		(629,068)		(640,606)
Institutional Class		(1,775,616)		(1,520,901)
Total distributions to shareholders		(3,781,523)		(3,818,953)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	216,818	2,123,638	791,258	8,668,328
Class C	20,544	198,706	91,579	986,457
Class R6	737,592	7,332,284	486,424	5,304,807
Administrator Class	314,479	3,161,931	894,909	9,920,837
Institutional Class	1,603,544	15,812,126	4,023,778	44,177,808
		28,628,685		69,058,237
Reinvestment of distributions
Class A	58,661	574,829	63,937	691,464
Class C	6,058	58,298	6,087	64,531
Class R6	63,670	631,451	60,586	663,004
Administrator Class	60,525	604,578	55,532	610,960
Institutional Class	179,364	1,775,461	139,813	1,520,105
		3,644,617		3,550,064
Payment for shares redeemed
Class A	(646,932)	(6,291,558)	(408,579)	(4,414,389)
Class C	(48,172)	(457,734)	(40,714)	(429,356)
Class R6	(539,506)	(5,392,372)	(2,460,305)	(27,125,717)
Administrator Class	(472,903)	(4,663,703)	(691,012)	(7,672,910)
Institutional Class	(2,205,751)	(21,830,616)	(956,389)	(10,220,364)
		(38,635,983)		(49,862,736)
Net increase (decrease) in net assets resulting from capital share transactions		(6,362,681)		22,745,565
Total increase (decrease) in net assets		(12,975,907)		17,554,114
Net assets
Beginning of period		92,766,325		75,212,211
End of period		$79,790,418		$92,766,325
The accompanying notes are an integral part of these financial statements.
14 | Allspring Real Return Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.35	$10.93	$10.22	$9.89	$9.87
Net investment income	0.40 [1]	0.56 [1]	0.22	0.12	0.15
Net realized and unrealized gains (losses) on investments	(0.72)	(0.60)	0.70	0.42	0.09
Total from investment operations	(0.32)	(0.04)	0.92	0.54	0.24
Distributions to shareholders from
Net investment income	(0.43)	(0.54)	(0.21)	(0.21)	(0.19)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.43)	(0.54)	(0.21)	(0.21)	(0.22)
Net asset value, end of period	$9.60	$10.35	$10.93	$10.22	$9.89
Total return[2]	(3.10)%	(0.52)%	9.10%	5.48%	2.56%
Ratios to average net assets (annualized)*
Gross expenses	1.09%	1.07%	1.29%	1.43%	1.16%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.77%
Net investment income	4.12%	5.13%	2.09%	1.79%	1.95%
Supplemental data
Portfolio turnover rate[3]	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$12,861	$17,713	$13,825	$13,196	$17,716

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.16	$10.74	$10.06	$9.73	$9.73
Net investment income	0.32 [1]	0.47 [1]	0.12 [1]	0.11 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(0.71)	(0.59)	0.71	0.35	0.07
Total from investment operations	(0.39)	(0.12)	0.83	0.46	0.17
Distributions to shareholders from
Net investment income	(0.36)	(0.46)	(0.15)	(0.13)	(0.14)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.36)	(0.46)	(0.15)	(0.13)	(0.17)
Net asset value, end of period	$9.41	$10.16	$10.74	$10.06	$9.73
Total return[2]	(3.89)%	(1.26)%	8.27%	4.77%	1.79%
Ratios to average net assets (annualized)*
Gross expenses	1.84%	1.81%	2.06%	2.18%	1.91%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.52%
Net investment income	3.32%	4.42%	1.17%	1.09%	1.08%
Supplemental data
Portfolio turnover rate[3]	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$1,380	$1,709	$1,195	$1,714	$2,553

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.47	$11.05	$10.33	$9.99	$9.96
Net investment income	0.46 [1]	0.63 [1]	0.29	0.22	0.23 [1]
Net realized and unrealized gains (losses) on investments	(0.74)	(0.63)	0.69	0.37	0.06
Total from investment operations	(0.28)	0.00	0.98	0.59	0.29
Distributions to shareholders from
Net investment income	(0.47)	(0.58)	(0.26)	(0.25)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.47)	(0.58)	(0.26)	(0.25)	(0.26)
Net asset value, end of period	$9.72	$10.47	$11.05	$10.33	$9.99
Total return	(2.68)%	(0.15)%	9.52%	5.94%	2.99%
Ratios to average net assets (annualized)*
Gross expenses	0.71%	0.68%	0.85%	1.05%	0.82%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.39%
Net investment income	4.68%	5.68%	2.70%	2.08%	2.34%
Supplemental data
Portfolio turnover rate[2]	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$15,796	$14,282	$36,202	$18,224	$14,358

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.55	$11.12	$10.38	$10.03	$9.99
Net investment income	0.42 [1]	0.60 [1]	0.25 [1]	0.20 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	(0.72)	(0.63)	0.71	0.36	0.06
Total from investment operations	(0.30)	(0.03)	0.96	0.56	0.27
Distributions to shareholders from
Net investment income	(0.44)	(0.54)	(0.22)	(0.21)	(0.20)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.44)	(0.54)	(0.22)	(0.21)	(0.23)
Net asset value, end of period	$9.81	$10.55	$11.12	$10.38	$10.03
Total return	(2.87)%	(0.36)%	9.31%	5.67%	2.78%
Ratios to average net assets (annualized)*
Gross expenses	1.02%	0.99%	1.23%	1.37%	1.10%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.59%
Net investment income	4.24%	5.42%	2.26%	1.92%	2.15%
Supplemental data
Portfolio turnover rate[2]	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$13,227	$15,267	$13,203	$13,544	$13,562

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.47	$11.05	$10.33	$9.99	$9.97
Net investment income	0.44 [1]	0.63 [1]	0.26	0.21	0.22
Net realized and unrealized gains (losses) on investments	(0.74)	(0.64)	0.71	0.37	0.05
Total from investment operations	(0.30)	(0.01)	0.97	0.58	0.27
Distributions to shareholders from
Net investment income	(0.46)	(0.57)	(0.25)	(0.24)	(0.22)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.46)	(0.57)	(0.25)	(0.24)	(0.25)
Net asset value, end of period	$9.71	$10.47	$11.05	$10.33	$9.99
Total return	(2.83)%	(0.19)%	9.46%	5.88%	2.84%
Ratios to average net assets (annualized)*
Gross expenses	0.76%	0.74%	0.95%	1.10%	0.84%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.44%
Net investment income	4.42%	5.76%	2.37%	2.09%	2.20%
Supplemental data
Portfolio turnover rate[2]	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$36,525	$43,796	$10,787	$10,587	$11,094

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 19

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Real Return Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Real Return Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2023, the Fund owned 37.67% of Allspring Real Return Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2023 are included in this report and should be read in conjunction with the Fund’s financial statements.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
20 | Allspring Real Return Fund

Notes to financial statements
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $84,021,549 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$0
Gross unrealized losses	(4,259,064)
Net unrealized losses	$(4,259,064)
As of May 31, 2023, the Fund had capital loss carryforwards which consist of $1,240,076 in short-term capital losses and $151,059 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At May 31, 2023, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Real Return Portfolio	Seeks returns that exceed the rate inflation over the long-term	$79,762,485
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2023, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Allspring Real Return Fund | 21

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of  May 31, 2023,  the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.78%
Class C	1.53
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2023, Allspring Funds Distributor received $1,358 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$10,575,401	$6,686,365	$10,805,388	$8,588,668
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $3,781,523 and $3,818,953 of ordinary income for the years ended May 31, 2023 and May 31, 2022, respectively.
22 | Allspring Real Return Fund

Notes to financial statements
As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$282,183	$(4,259,064)	$(1,391,135)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Real Return Fund | 23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Real Return Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of May 31, 2023, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
24 | Allspring Real Return Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 12.87%
Consumer staples: 3.09%
Beverages: 0.56%
PepsiCo, Inc.	6,473	$1,180,352
Consumer staples distribution & retail: 1.03%
Costco Wholesale Corp.	1,803	922,343
Sysco Corp.	4,908	343,314
Walmart, Inc.	6,275	921,609
		2,187,266
Food products: 0.37%
Mondelez International, Inc. Class A	7,377	541,546
Nomad Foods Ltd.†	13,986	238,461
		780,007
Household products: 1.02%
Church & Dwight Co., Inc.	6,192	572,451
Clorox Co.	1,163	183,963
Procter & Gamble Co.	9,846	1,403,055
		2,159,469
Personal care products: 0.06%
Estee Lauder Cos., Inc. Class A	672	123,668
Tobacco: 0.05%
Philip Morris International, Inc.	1,302	117,193
Energy: 1.63%
Oil, gas & consumable fuels: 1.63%
Chevron Corp.	11,635	1,752,464
EOG Resources, Inc.	6,573	705,217
Phillips 66	10,918	1,000,198
		3,457,879
Materials: 3.08%
Chemicals: 1.19%
Ashland, Inc.	3,172	269,239
Ecolab, Inc.	1,947	321,352
Linde PLC	3,073	1,086,797
Olin Corp.	4,644	219,708
Sherwin-Williams Co.	1,161	264,453
Westlake Corp.	3,525	366,424
		2,527,973
Construction materials: 0.15%
Martin Marietta Materials, Inc.	766	304,899
Containers & packaging: 0.11%
Crown Holdings, Inc.	3,113	237,304
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Portfolio | 25

Portfolio of investments—May 31, 2023

	Shares	Value
Metals & mining: 1.63%
Agnico Eagle Mines Ltd.	2,700	$137,106
Agnico Eagle Mines Ltd.	2,401	122,181
Alamos Gold, Inc. Class A	11,000	135,808
AngloGold Ashanti Ltd. ADR	2,900	70,180
Artemis Gold, Inc.†	8,000	26,578
B2Gold Corp.	32,500	120,424
Barrick Gold Corp.	10,356	174,809
Centerra Gold, Inc.	3,000	18,077
Dundee Precious Metals, Inc.	7,800	53,724
Endeavour Mining plc	7,480	197,152
Evolution Mining Ltd.	5,000	11,188
Franco-Nevada Corp.	1,300	188,924
Gold Fields Ltd. ADR	10,500	158,760
Kinross Gold Corp.	25,500	120,221
Lundin Gold, Inc.	12,000	152,044
MAG Silver Corp.†	4,800	58,307
Newcrest Mining Ltd.	7,500	125,325
Newmont Corp.	3,490	141,519
Northern Star Resources Ltd.	14,000	117,562
OceanaGold Corp.	7,000	15,212
Osisko Gold Royalties Ltd.	1,000	15,875
Osisko Mining, Inc.†	4,000	9,547
Pan American Silver Corp.	3,000	45,690
Pan American Silver Corp.	479	7,301
Royal Gold, Inc.	2,534	313,811
SilverCrest Metals, Inc.†	11,000	72,361
SSR Mining, Inc.	4,950	73,112
SSR Mining, Inc.	1,572	23,230
Steel Dynamics, Inc.	4,596	422,372
Torex Gold Resources, Inc.†	6,000	93,790
Triple Flag Precious Metals Corp.	2,000	28,435
Wheaton Precious Metals Corp.	4,200	190,338
		3,440,963
Real estate: 5.07%
Health care REITs: 0.27%
Welltower, Inc.	7,714	575,541
Industrial REITs : 0.84%
Prologis, Inc.	10,361	1,290,463
Terreno Realty Corp.	7,867	482,483
		1,772,946
Office REITs : 0.15%
Alexandria Real Estate Equities, Inc.	2,791	316,667
Residential REITs : 1.21%
American Homes 4 Rent Class A	12,659	433,951
Apartment Income REIT Corp.	8,799	305,237
Camden Property Trust	3,121	326,051
The accompanying notes are an integral part of these financial statements.
26 | Allspring Real Return Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Residential REITs (continued)
Invitation Homes, Inc.	13,872	$469,983
Mid-America Apartment Communities, Inc.	2,418	355,591
Sun Communities, Inc.	5,338	675,951
		2,566,764
Retail REITs : 0.23%
Federal Realty Investment Trust	2,644	233,201
Simon Property Group, Inc.	2,376	249,836
		483,037
Specialized REITs : 2.37%
American Tower Corp.	5,467	1,008,333
Equinix, Inc.	1,845	1,375,540
Four Corners Property Trust, Inc.	17,464	448,825
Gaming & Leisure Properties, Inc.	6,985	336,258
Life Storage, Inc.	5,149	655,931
SBA Communications Corp.	2,968	658,243
VICI Properties, Inc.	17,071	528,006
		5,011,136
Total common stocks (Cost $19,065,430)		27,243,064

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 13.69%
Basic materials: 0.41%
Chemicals: 0.32%
Avient Corp.144A	5.75%	5-15-2025	$50,000	49,755
Celanese U.S. Holdings LLC	6.05	3-15-2025	615,000	617,487
				667,242
Iron/steel: 0.09%
Cleveland-Cliffs, Inc.144A	6.75	3-15-2026	195,000	197,230
Communications: 0.82%
Internet: 0.38%
Gen Digital, Inc.144A	5.00	4-15-2025	285,000	278,370
Uber Technologies, Inc.144A	7.50	5-15-2025	525,000	531,114
				809,484
Media: 0.44%
Gray Television, Inc.144A	5.88	7-15-2026	460,000	395,384
Sirius XM Radio, Inc.144A	5.00	8-1-2027	375,000	339,999
Townsquare Media, Inc.144A	6.88	2-1-2026	215,000	199,348
				934,731
Consumer, cyclical: 3.41%
Airlines: 0.58%
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class 1A	3.90	7-15-2027	170,031	150,685
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Portfolio | 27

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Airlines (continued)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75%	1-20-2026	$390,000	$362,535
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.144A	6.50	6-20-2027	161,500	161,223
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	545,000	550,186
				1,224,629
Apparel: 0.05%
Michael Kors USA, Inc.144A	4.25	11-1-2024	110,000	106,288
Auto manufacturers: 0.19%
Ford Motor Credit Co. LLC	5.58	3-18-2024	400,000	398,190
Auto parts & equipment: 0.10%
Adient Global Holdings Ltd.144A	4.88	8-15-2026	220,000	208,250
Distribution/wholesale: 0.16%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	365,000	344,925
Entertainment: 0.91%
CCM Merger, Inc.144A	6.38	5-1-2026	145,000	140,052
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op144A	5.50	5-1-2025	375,000	372,171
Cinemark USA, Inc.144A	8.75	5-1-2025	252,000	256,410
Live Nation Entertainment, Inc.144A	4.88	11-1-2024	190,000	186,612
Live Nation Entertainment, Inc.144A	6.50	5-15-2027	335,000	335,569
SeaWorld Parks & Entertainment, Inc.144A	8.75	5-1-2025	250,000	254,453
Six Flags Theme Parks, Inc.144A	7.00	7-1-2025	380,000	382,859
				1,928,126
Food service: 0.28%
Aramark Services, Inc.144A	6.38	5-1-2025	590,000	585,575
Home builders: 0.25%
Tri Pointe Group, Inc./Tri Pointe Homes, Inc.	5.88	6-15-2024	535,000	529,254
Housewares: 0.13%
Newell Brands, Inc.	4.70	4-1-2026	300,000	278,253
Leisure time: 0.08%
NCL Corp. Ltd.144A	8.38	2-1-2028	165,000	170,654
Lodging: 0.47%
Hilton Domestic Operating Co., Inc.144A	5.38	5-1-2025	280,000	278,220
Las Vegas Sands Corp.	3.20	8-8-2024	550,000	530,439
MGM Resorts International	6.75	5-1-2025	195,000	195,743
				1,004,402
The accompanying notes are an integral part of these financial statements.
28 | Allspring Real Return Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Retail: 0.21%
Bath & Body Works, Inc.144A	9.38%	7-1-2025	$294,000	$312,329
Penske Automotive Group, Inc.	3.50	9-1-2025	140,000	133,083
				445,412
Consumer, non-cyclical: 1.44%
Commercial services: 0.70%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	310,000	291,173
Block, Inc.	2.75	6-1-2026	85,000	76,491
CoreCivic, Inc.	8.25	4-15-2026	335,000	335,086
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	5.75	4-15-2026	245,000	239,689
Sabre Global, Inc.144A	9.25	4-15-2025	350,000	334,250
Sabre Global, Inc.144A	11.25	12-15-2027	265,000	203,705
				1,480,394
Food: 0.34%
Performance Food Group, Inc.144A	6.88	5-1-2025	355,000	355,788
U.S. Foods, Inc.144A	6.25	4-15-2025	370,000	369,228
				725,016
Healthcare-services: 0.40%
IQVIA, Inc.144A	5.00	10-15-2026	250,000	243,144
Tenet Healthcare Corp.	4.88	1-1-2026	610,000	590,066
				833,210
Energy: 2.77%
Energy-alternate sources: 0.27%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50	1-15-2026	720,000	570,182
Oil & gas: 0.70%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	145,000	140,313
Antero Resources Corp.144A	8.38	7-15-2026	390,000	404,480
EQT Corp.	6.13	2-1-2025	405,000	405,308
Murphy Oil Corp.	5.75	8-15-2025	200,000	196,772
Range Resources Corp.	4.88	5-15-2025	225,000	220,564
Range Resources Corp.	8.25	1-15-2029	90,000	93,733
Southwestern Energy Co.	5.70	1-23-2025	32,000	31,797
				1,492,967
Oil & gas services: 0.35%
Oceaneering International, Inc.	4.65	11-15-2024	650,000	632,560
USA Compression Partners LP/USA Compression Finance Corp.	6.88	4-1-2026	115,000	109,370
				741,930
Pipelines: 1.45%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	7.88	5-15-2026	105,000	106,427
Buckeye Partners LP144A	4.13	3-1-2025	35,000	33,258
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	5.75	4-1-2025	605,000	593,396
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Portfolio | 29

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Pipelines (continued)
DCP Midstream Operating LP	5.38%	7-15-2025	$455,000	$449,982
EnLink Midstream Partners LP	4.15	6-1-2025	232,000	223,880
EQM Midstream Partners LP	4.00	8-1-2024	65,000	63,284
Rockies Express Pipeline LLC144A	3.60	5-15-2025	529,000	501,222
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	3-1-2027	360,000	336,612
Venture Global LNG, Inc.144A	8.13	6-1-2028	380,000	381,900
Western Midstream Operating LP	4.65	7-1-2026	385,000	371,346
				3,061,307
Financial: 2.41%
Diversified financial services: 1.49%
Enact Holdings, Inc.144A	6.50	8-15-2025	810,000	795,763
LFS TopCo LLC144A	5.88	10-15-2026	120,000	104,610
Navient Corp.	5.88	10-25-2024	590,000	576,765
Navient Corp.	7.25	9-25-2023	87,000	86,806
OneMain Finance Corp.	3.50	1-15-2027	120,000	99,911
OneMain Finance Corp.	6.13	3-15-2024	475,000	464,029
PRA Group, Inc.144A	7.38	9-1-2025	290,000	270,425
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.144A	2.88	10-15-2026	165,000	144,174
United Wholesale Mortgage LLC144A	5.50	11-15-2025	650,000	608,595
				3,151,078
REITS: 0.92%
HAT Holdings I LLC/HAT Holdings II LLC144A	3.38	6-15-2026	245,000	214,375
HAT Holdings I LLC/HAT Holdings II LLC144A	6.00	4-15-2025	270,000	261,218
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	475,000	444,752
Service Properties Trust	4.35	10-1-2024	95,000	91,113
Service Properties Trust	7.50	9-15-2025	210,000	205,928
Starwood Property Trust, Inc.144A	3.75	12-31-2024	110,000	103,209
Starwood Property Trust, Inc.	4.75	3-15-2025	495,000	464,427
Starwood Property Trust, Inc.144A	5.50	11-1-2023	150,000	148,515
Vornado Realty LP	2.15	6-1-2026	20,000	16,420
				1,949,957
Industrial: 1.48%
Aerospace/defense: 0.40%
Spirit AeroSystems, Inc.144A	7.50	4-15-2025	185,000	182,689
TransDigm, Inc.144A	6.25	3-15-2026	670,000	665,413
				848,102
Electrical components & equipment: 0.27%
WESCO Distribution, Inc.144A	7.13	6-15-2025	575,000	579,210
Environmental control: 0.10%
Stericycle, Inc.144A	5.38	7-15-2024	215,000	212,565
Packaging & containers: 0.31%
Clearwater Paper Corp.144A	5.38	2-1-2025	315,000	306,337
The accompanying notes are an integral part of these financial statements.
30 | Allspring Real Return Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Packaging & containers (continued)
Sealed Air Corp.144A	5.13%	12-1-2024	$50,000	$49,553
Sealed Air Corp.144A	5.50	9-15-2025	300,000	297,817
				653,707
Trucking & leasing: 0.40%
DAE Funding LLC144A	2.63	3-20-2025	370,000	349,511
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025	505,000	490,462
				839,973
Technology: 0.05%
Computers: 0.05%
NCR Corp.144A	5.75	9-1-2027	98,000	97,468
Utilities: 0.90%
Electric: 0.90%
NextEra Energy Operating Partners LP144A	4.25	7-15-2024	755,000	740,768
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025	380,291	376,488
Vistra Operations Co. LLC144A	5.63	2-15-2027	825,000	793,493
				1,910,749
Total corporate bonds and notes (Cost $30,203,839)				28,980,460
Loans: 0.93%
Communications: 0.04%
Media: 0.04%
Gray Television, Inc. (U.S. SOFR 1 Month +2.50%)±	7.61	1-2-2026	$100,000	95,813
Consumer, cyclical: 0.54%
Airlines: 0.27%
Mileage Plus Holdings LLC (3 Month LIBOR +5.25%)±	10.21	6-21-2027	361,250	373,630
SkyMiles IP Ltd. (U.S. SOFR 3 Month +3.75%)±	8.80	10-20-2027	193,500	200,139
				573,769
Entertainment: 0.23%
Live Nation Entertainment, Inc. (U.S. SOFR 1 Month +1.75%)±	6.93	10-17-2026	121,496	118,914
SeaWorld Parks & Entertainment, Inc. (1 Month LIBOR +3.00%)±	8.19	8-25-2028	368,413	364,040
				482,954
Leisure time: 0.04%
Carnival Corp. (1 Month LIBOR +3.00%)±	8.15	6-30-2025	78,020	77,264
Energy: 0.07%
Pipelines: 0.07%
GIP II Blue Holding LP (3 Month LIBOR +4.50%)±	9.66	9-29-2028	139,710	139,186
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Portfolio | 31

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Financial: 0.10%
Diversified financial services: 0.10%
Resolute Investment Managers, Inc. (3 Month LIBOR +4.25%)±	9.41%	4-30-2024	92,635	$67,624
Russell Investments U.S. Institutional Holdco, Inc. (U.S. SOFR 1 Month +3.50%)±	8.75	5-30-2025	148,277	140,269
				207,893
Industrial: 0.00%
Machinery-diversified: 0.00%
Vertical U.S. Newco, Inc. (6 Month LIBOR +3.50%)±	8.60	7-30-2027	851	820
Technology: 0.05%
Software: 0.05%
SS&C European Holdings Sarl (1 Month LIBOR +1.75%)±	6.90	4-16-2025	54,363	54,009
SS&C Technologies, Inc. (1 Month LIBOR +1.75%)±	6.90	4-16-2025	61,303	60,905
				114,914
Utilities: 0.13%
Electric: 0.13%
ExGen Renewables IV LLC (U.S. SOFR 3 Month +2.50%)±	7.76	12-15-2027	289,241	286,665
Total loans (Cost $2,025,555)				1,979,278
U.S. Treasury securities: 68.26%
TIPS	0.13	7-15-2024	$2,897,971	2,812,843
TIPS	0.13	10-15-2024	4,352,384	4,207,956
TIPS	0.13	4-15-2025	9,043,571	8,659,484
TIPS	0.13	10-15-2025	2,303,057	2,200,994
TIPS	0.13	4-15-2026	6,387,051	6,044,495
TIPS	0.13	7-15-2026	4,274,577	4,052,708
TIPS	0.13	10-15-2026	3,313,410	3,131,140
TIPS	0.13	4-15-2027	5,345,149	5,004,395
TIPS	0.13	1-15-2030	4,926,768	4,481,691
TIPS	0.13	7-15-2030	4,449,514	4,041,294
TIPS	0.13	1-15-2031	5,020,072	4,522,248
TIPS	0.13	7-15-2031	3,068,486	2,754,955
TIPS	0.13	1-15-2032	5,770,375	5,145,101
TIPS	0.13	2-15-2051	3,106,710	2,059,439
TIPS	0.13	2-15-2052	1,891,859	1,248,775
TIPS	0.25	7-15-2029	2,424,633	2,244,135
TIPS	0.25	2-15-2050	4,296,474	2,991,672
TIPS	0.38	7-15-2025	2,965,298	2,858,559
TIPS	0.38	1-15-2027	3,329,651	3,157,706
TIPS	0.38	7-15-2027	4,071,441	3,860,593
TIPS	0.50	4-15-2024	1,453,918	1,417,929
TIPS	0.50	1-15-2028	3,132,237	2,963,420
TIPS	0.63	1-15-2026	5,010,781	4,826,743
TIPS	0.63	7-15-2032	5,323,542	4,954,170
TIPS	0.63	2-15-2043	2,408,804	1,974,373
TIPS	0.75	7-15-2028	4,099,945	3,933,332
The accompanying notes are an integral part of these financial statements.
32 | Allspring Real Return Portfolio

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
TIPS	0.75%	2-15-2042	$3,252,308	$2,761,031
TIPS	0.75	2-15-2045	1,864,801	1,539,080
TIPS	0.88	1-15-2029	3,370,605	3,234,793
TIPS	0.88	2-15-2047	1,844,133	1,544,966
TIPS	1.00	2-15-2046	1,821,434	1,579,614
TIPS	1.00	2-15-2048	1,401,343	1,203,444
TIPS	1.00	2-15-2049	1,601,159	1,372,446
TIPS	1.13	1-15-2033	3,343,527	3,241,948
TIPS	1.38	2-15-2044	2,628,789	2,475,246
TIPS	1.63	10-15-2027	4,192,444	4,182,905
TIPS	1.75	1-15-2028	2,758,787	2,761,535
TIPS	2.00	1-15-2026	3,421,350	3,413,198
TIPS	2.13	2-15-2040	1,452,194	1,562,271
TIPS	2.13	2-15-2041	1,853,625	1,995,495
TIPS	2.38	1-15-2025	3,522,442	3,510,013
TIPS	2.38	1-15-2027	2,536,669	2,580,144
TIPS	2.50	1-15-2029	2,656,773	2,775,498
TIPS	3.38	4-15-2032	1,071,189	1,235,605
TIPS	3.63	4-15-2028	2,155,207	2,344,545
TIPS	3.88	4-15-2029	2,827,224	3,172,041
U.S. Treasury Notes	3.38	5-15-2033	530,000	518,655
Total U.S. Treasury securities (Cost $158,460,886)				144,554,623
Yankee corporate bonds and notes: 2.31%
Basic materials: 0.28%
Mining: 0.28%
Constellium SE144A	5.88	2-15-2026	300,000	295,552
FMG Resources August 2006 Pty. Ltd.144A	5.13	5-15-2024	300,000	299,797
				595,349
Communications: 0.17%
Media: 0.17%
Videotron Ltd.144A	5.38	6-15-2024	360,000	356,278
Consumer, cyclical: 1.04%
Airlines: 0.26%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	370,000	398,120
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50	4-20-2026	170,000	166,838
				564,958
Auto parts & equipment: 0.23%
Clarios Global LP144A	6.75	5-15-2025	282,000	282,586
Clarios Global LP/Clarios U.S. Finance Co.144A	6.25	5-15-2026	201,000	198,868
				481,454
Leisure time: 0.39%
Carnival Corp.144A	10.50	2-1-2026	285,000	296,151
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Portfolio | 33

Portfolio of investments—May 31, 2023

	Interest rate	Maturity date	Principal	Value
Leisure time (continued)
Royal Caribbean Cruises Ltd.144A	5.38%	7-15-2027	$320,000	$294,867
Royal Caribbean Cruises Ltd.144A	11.50	6-1-2025	221,000	233,586
				824,604
Retail: 0.16%
1011778 BC ULC/New Red Finance, Inc.144A	5.75	4-15-2025	335,000	334,013
Consumer, non-cyclical: 0.18%
Pharmaceuticals: 0.18%
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	379,000	376,135
Energy: 0.25%
Pipelines: 0.25%
Northriver Midstream Finance LP144A	5.63	2-15-2026	580,000	540,734
Financial: 0.30%
Diversified financial services: 0.30%
Macquarie Airfinance Holdings Ltd.	8.38	5-1-2028	225,000	221,654
Park Aerospace Holdings Ltd.144A	5.50	2-15-2024	415,000	410,505
				632,159
Industrial: 0.09%
Packaging & containers: 0.09%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.144A	5.25	4-30-2025	200,000	195,981
Total yankee corporate bonds and notes (Cost $5,021,310)				4,901,665

		Yield	Shares
Short-term investments: 1.20%
Investment companies: 1.20%
Allspring Government Money Market Fund Select Class♠∞		5.01	2,535,840	2,535,840
Total short-term investments (Cost $2,535,840)				2,535,840
Total investments in securities (Cost $217,312,860)	99.26%			210,194,930
Other assets and liabilities, net	0.74			1,565,598
Total net assets	100.00%			$211,760,528

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
TIPS	Treasury Inflation-Protected Securities
The accompanying notes are an integral part of these financial statements.
34 | Allspring Real Return Portfolio

Portfolio of investments—May 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,766,670	$58,678,262	$(58,909,092)	$0	$0	$2,535,840	2,535,840	$69,210
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	3,611,368	(3,611,332)	(36)	0	0	0	9,311 [1]
				$(36)	$0	$2,535,840		$78,521

[1]	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Ultra 10-Year U.S. Treasury Notes	4	9-20-2023	$478,724	$481,812	$3,088	$0
2-Year U.S. Treasury Notes	36	9-29-2023	7,420,839	7,409,813	0	(11,026)
Short
Ultra Long Term U.S. Treasury Bond	(12)	9-20-2023	(1,615,665)	(1,642,500)	0	(26,835)
5-Year U.S. Treasury Notes	(13)	9-29-2023	(1,417,205)	(1,418,016)	0	(811)
					$3,088	$(38,672)
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Portfolio | 35

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $214,777,020)	$207,659,090
Investments in affiliated securities, at value (cost $2,535,840)	2,535,840
Cash at broker segregated for futures contracts	336,000
Foreign currency, at value (cost $17,665)	17,455
Receivable for dividends and interest	929,828
Receivable for investments sold	372,365
Receivable for daily variation margin on open futures contracts	13,969
Prepaid expenses and other assets	1,413
Total assets	211,865,960
Liabilities
Advisory fee payable	56,127
Payable for daily variation margin on open futures contracts	17,969
Custody and accounting fees payable	14,840
Interest holder report expenses payable	13,613
Trustees’ fees and expenses payable	505
Accrued expenses and other liabilities	2,378
Total liabilities	105,432
Total net assets	$211,760,528
The accompanying notes are an integral part of these financial statements.
36 | Allspring Real Return Portfolio

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Interest	$9,622,312
Dividends (net of foreign withholdings taxes of $10,736)	753,157
Income from affiliated securities	71,486
Total investment income	10,446,955
Expenses
Advisory fee	864,264
Custody and accounting fees	31,990
Professional fees	101,129
Interest holder report expenses	25,112
Trustees’ fees and expenses	27,209
Other fees and expenses	13,684
Total expenses	1,063,388
Less: Fee waivers and/or expense reimbursements	(220,731)
Net expenses	842,657
Net investment income	9,604,298
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	219,406
Affiliated securities	(36)
Foreign currency and foreign currency translations	(727)
Futures contracts	311,107
Net realized gains on investments	529,750
Net change in unrealized gains (losses) on
Unaffiliated securities	(15,915,117)
Foreign currency and foreign currency translations	(287)
Futures contracts	(90,057)
Net change in unrealized gains (losses) on investments	(16,005,461)
Net realized and unrealized gains (losses) on investments	(15,475,711)
Net decrease in net assets resulting from operations	$(5,871,413)
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Portfolio | 37

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$9,604,298	$12,910,301
Net realized gains on investments	529,750	2,843,667
Net change in unrealized gains (losses) on investments	(16,005,461)	(16,501,133)
Net decrease in net assets resulting from operations	(5,871,413)	(747,165)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	41,232,899	73,678,375
Withdrawals	(55,196,249)	(80,677,859)
Net decrease in net assets resulting from capital transactions	(13,963,350)	(6,999,484)
Total decrease in net assets	(19,834,763)	(7,746,649)
Net assets
Beginning of period	231,595,291	239,341,940
End of period	$211,760,528	$231,595,291
The accompanying notes are an integral part of these financial statements.
38 | Allspring Real Return Portfolio

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	(2.73)%	(0.14)%	9.58%	5.92%	2.99%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.48%	0.47%	0.45%	0.45%
Net expenses[1]	0.39%	0.39%	0.39%	0.39%	0.40%
Net investment income	4.45%	5.54%	2.57%	2.16%	2.29%
Supplemental data
Portfolio turnover rate	22%	31%	20%	24%	39%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Portfolio | 39

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2023, such fair value pricing was not used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
40 | Allspring Real Return Portfolio

Notes to financial statements
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Loans
The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Inflation-indexed bonds and TIPS
The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has
Allspring Real Return Portfolio | 41

Notes to financial statements
been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $217,570,237 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$8,813,215
Gross unrealized losses	(16,224,106)
Net unrealized losses	$(7,410,891)
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer staples	$6,547,955	$0	$0	$6,547,955
Energy	3,457,879	0	0	3,457,879
Materials	6,511,139	0	0	6,511,139
Real estate	10,726,091	0	0	10,726,091
Corporate bonds and notes	0	28,980,460	0	28,980,460
Loans	0	1,979,278	0	1,979,278
U.S. Treasury securities	144,554,623	0	0	144,554,623
Yankee corporate bonds and notes	0	4,901,665	0	4,901,665
Short-term investments
Investment companies	2,535,840	0	0	2,535,840
	174,333,527	35,861,403	0	210,194,930
Futures contracts	3,088	0	0	3,088
Total assets	$174,336,615	$35,861,403	$0	$210,198,018
42 | Allspring Real Return Portfolio

Notes to financial statements

Liabilities
Futures contracts	$38,672	$0	$0	$38,672
Total liabilities	$38,672	$0	$0	$38,672
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0, $1,381,653 and $(71,440) in interfund purchases, sales and net realized gains (losses), respectively, during the  year ended May 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$28,075,861	$18,535,675	$28,686,438	$23,052,071
6.
DERIVATIVE TRANSACTIONS
During the year ended May 31, 2023, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio had an average notional amount of $4,037,920 in long futures contracts and $2,830,168 in short futures contracts during the year ended May 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
Allspring Real Return Portfolio | 43

Notes to financial statements
7.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
8.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
44 | Allspring Real Return Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Real Return Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
Allspring Real Return Portfolio | 45

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $218,444 of income dividends paid during the fiscal year ended May 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2023, $3,404,900 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2023, 4% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

46 | Allspring Real Return Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Real Return Fund | 47

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

48 | Allspring Real Return Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Real Return Fund | 49

Other information (unaudited)
Board consideration of investment management, advisory, and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Allspring Funds Trust (“Funds Trust”) and Allspring Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory, and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Real Return Fund, a portfolio of Funds Trust (the “Feeder Fund”), an investment management agreement (the “Feeder Fund Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Allspring Funds Management for the Allspring Real Return Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management, for the Master Portfolio.
The Feeder Fund and the Master Portfolio are collectively referred to as the “Funds.” The Feeder Fund Management Agreement, the Master Portfolio Advisory Agreement, and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Feeder Fund is a feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Feeder Fund. Information provided to the Boards regarding the Feeder Fund is also applicable to the Master Portfolio, as relevant.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at meeting of the Boards held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Boards noted that they initially approved the Advisory Agreements at a meeting of the Boards held in May 2021, all for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a meeting of the Boards held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Boards at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Boards, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Allspring Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

50 | Allspring Real Return Fund

Other information (unaudited)
Nature, Extent, and Quality of Services
The Boards received and considered various information regarding the nature, extent, and quality of services provided to the Feeder Fund and the Master Portfolio, as applicable, by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Feeder Fund Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Boards also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Boards took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Boards received and considered information about the full range of services provided to the Fund and the Master Portfolio by Allspring Funds Management and its affiliates.
The Boards considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Master Portfolio. The Boards evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Boards received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Funds’ liquidity risk management programs. The Boards also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund Investment Performance and Expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2022. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Feeder Fund (the “Universe”), and in comparison to the Feeder Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Feeder Fund (Administrator Class) was lower than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Feeder Fund was higher than its benchmark index, the Bloomberg U.S. TIPS Index, for all periods under review.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Feeder Fund.
The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Feeder Fund relative to the Universe for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Feeder Fund’s investment performance.
The Funds Trust Board also received and considered information regarding the Feeder Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Feeder Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Feeder Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Feeder Fund were lower than the median net operating expense ratios of the expense Groups for all share classes. The Funds Trust Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Feeder Fund’s Class A shares.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Management, Advisory, and Sub-Advisory Fee Rates
The Funds Trust Board noted that Allspring Funds Management receives no advisory fees from the Feeder Fund as long as the Feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Feeder Fund were to change its investment structure so that it began investing

Allspring Real Return Fund | 51

Other information (unaudited)
in two or more master portfolios (a fund-of-funds), Allspring Funds Management would be entitled to receive an annual fee of 0.25% of the Feeder Fund’s average daily net assets for providing investment advisory services to the Feeder Fund, including allocating the Feeder Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Feeder Fund to Allspring Funds Management under the Feeder Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Feeder Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Allspring Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Feeder Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Feeder Fund were lower than the sum of these average rates for the Feeder Fund’s expense Groups for all share classes.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Allspring Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Allspring Funds Management under the Feeder Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Allspring Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Master Trust Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on their review, the Boards did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of Scale
The Boards received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Feeder Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the

52 | Allspring Real Return Fund

Other information (unaudited)
Master Portfolio and the Feeder Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Allspring Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

Allspring Real Return Fund | 53

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund’s and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 16-17, 2023, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds and Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

54 | Allspring Real Return Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-06072023-xnnhxyxi 07-23
AR1753 05-23

Allspring Small Company Growth Fund
Annual Report
May 31, 2023

The views expressed and any forward-looking statements are as of May 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Small Company Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Company Growth Fund for the 12-month period that ended May 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. The market was focused on persistently high inflation as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Markets received a boost in December with the removal of China’s strict COVID-19 lockdowns. In March 2023, a new wave of market anxiety resulted from several bank failures and unease over the possibility of more rate hikes. However, investors regained confidence and markets finished the period in relative calm.
For the 12-month period, stocks and bonds—both domestic U.S. and global—had mixed results. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 lost 1.41%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a return of -8.49%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.14%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 6.49%, the Bloomberg Municipal Bond Index6 gained 0.49%, and the ICE BofA U.S. High Yield Index7 returned -0.09%.
High inflation and central bank rate hikes rocked markets.
In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Federal Reserve (Fed) raised its short-term rate by 0.75% in June. Meanwhile, the U.S. unemployment rate remained historically low at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Small Company Growth Fund

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate had not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Small Company Growth Fund | 3

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations, and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Small Company Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Small Company Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Peregrine Capital Management, LLC
Portfolio managers	William A. Grierson, CFA, Paul E. von Kuster, CFA, Allison Lewis, CFA†, Ryan H. Smith, CFA, Samuel D. Smith, CFA

Average annual total returns (%) as of May 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFSAX)	1-30-2004	-5.96	3.27	8.12	-0.22	4.50	8.76	1.33	1.28
Class C (WSMCX)	1-30-2004	-1.92	3.75	8.13	-0.92	3.75	8.13	2.08	2.03
Class R6 (WSCRX)[3]	10-31-2014	–	–	–	0.21 ♠	4.95	9.24	0.91	0.86
Administrator Class (NVSCX)	11-11-1994	–	–	–	-0.11	4.61	8.91	1.26	1.19
Institutional Class (WSCGX)	3-31-2008	–	–	–	0.16	4.88	9.18	1.01	0.94
Russell 2000® Growth Index[4]	–	–	–	–	2.68	2.74	7.90	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

♠
Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under
U.S. generally accepted accounting principles.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]
The manager has contractually committed through September 30, 2023 (September 30, 2024 for Class A and Class C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.28% for Class A, 2.03% for Class C, 0.86% for Class R6, 1.19% for Administrator Class
and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

†	Ms. Lewis became a portfolio manager of the Fund on June 30, 2023.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Small Company Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Company Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended May 31, 2023.
•Stock selection within the health care and industrials sectors were the largest detractors from performance.
•Positive stock selection in the consumer staples and consumer discretionary sectors were the largest contributors to performance in the period.
The Fed, inflation, and the economic outlook have dominated the market narrative.
Early in the period, investors were skeptical of the Federal Reserve’s (Fed’s) hawkish position that aimed to curb 40-year-high inflation as it had lost credibility by insisting that inflation was only transitory. As the Fed realized its error, the increased pace and magnitude of the tightening of financial conditions in order to tame inflation “by any means necessary” was a persistent headwind to market returns. As a result, rate increases, weakening economic indicators, compression of stock valuations, and downward earnings revisions caused a significant sell-off in financial markets. Asset correlations also neared 40-year-highs as equity and fixed income correlations turned positive for the first time in more than 20 years. To make matters worse, the failures of SVB Financial Group and Signature Bank, two prominent regional lenders, were additional unforeseen shocks that further muddied forward visibility in March 2023.
Ten largest holdings (%) as of May 31, 2023[1]
PTC, Inc.	1.81
ICON PLC	1.64
elf Beauty, Inc.	1.61
KBR, Inc.	1.46
International Game Technology PLC	1.45
Box, Inc. Class A	1.38
Element Solutions, Inc.	1.37
Ciena Corp.	1.36
SS&C Technologies Holdings, Inc.	1.35
FTI Consulting, Inc.	1.31

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

The Fund was overweight industrials, information technology (IT), and financials and underweight consumer discretionary and energy.
The Fund remained consistent with its long-term discipline of investing in rapidly growing companies purchased at attractive valuations. Relative to the benchmark, the Fund’s largest overweight positions were in the industrials, IT, and financials sectors, where valuations remain attractive. Conversely, the Fund was most underweight the consumer discretionary and energy sectors.
Stock selection in health care and industrials were the leading detractors.
Health care and industrials were the leading detracting sectors for the fiscal year. Underperformance in health care was driven by negative stock selection in biotechnology and life science tools and services. An underweight to biotechnology also detracted, as the group outperformed meaningfully after bottoming in June 2022. Within biotechnology, precommercial and speculative companies, which the Fund is under-indexed to, drove outsized returns. Additionally, headwinds within the life sciences industry hurt Syneos Health, Inc.;* Avantor, Inc.; Azenta, Inc.; and ICON Plc.
Underperformance in industrials was driven by weakness in the building products, construction, and engineering (C&E), and aerospace and defense industries. Building products and C&E holdings underperformed as recession fears began to mount while the Fund’s aerospace and defense holdings were affected by company-specific program delays.
Sector allocation as of May 31, 2023[1]

[1]
Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. Allocations are subject to change and may have changed since the date specified.

*
This security was no longer held at the end of the reporting period.

8 | Allspring Small Company Growth Fund

Performance highlights (unaudited)
Consumer staples and consumer discretionary were leading contributors.
Consumer staples and consumer discretionary were the top-contributing sectors for the fiscal year. Strong performance in consumer staples was driven by stock selection in personal care products and food products. Notable stock contributors included elf Beauty, Inc., a cosmetic and beauty products company, and Lamb Weston Holdings, Inc., a leading producer of frozen potato products. Outperformance in the consumer discretionary sector was driven by stock selection within broadline and specialty retail. Positive returns were generated from exposure to value/off-price retailers such as Academy Sports and Outdoors Inc.; Five Below, Inc.; and Ollie’s Bargain Outlet Holdings Inc., which benefited from consumers trading down in response to rising inflation and economic uncertainty.
Small-cap growth stocks continue to trade at reasonable valuations.
The Fed, an increased potential for a recession, and newly surfaced regional bank issues are risk factors worthy of heightened scrutiny when evaluating company fundamental trajectories. This is true in every market environment, where known risks are incorporated into company valuations. However, in macro-focused and risk-averse environments like the ones seen over the past year, these known risks can overshoot, creating excellent opportunities for information gaps. The Fund has seen many market environments with myriad different risks. Through the diligent implementation of our discipline, in the long-term we have not only survived, we also thrived by reliably sourcing high-growth companies at attractive valuations. We see many favorable opportunities in the current market environment and we are excited to capitalize on a growing number of large information gaps.

Allspring Small Company Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2022 to May 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during the period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2022	Ending account value 5-31-2023	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,000.02	$6.43	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.49	1.29%
Class C
Actual	$1,000.00	$999.99	$10.17	2.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.76	$10.25	2.04%
Class R6
Actual	$1,000.00	$1,000.04	$4.29	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33	0.86%
Administrator Class
Actual	$1,000.00	$1,000.03	$5.93	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99	1.19%
Institutional Class
Actual	$1,000.00	$1,000.04	$4.69	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73	0.94%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Small Company Growth Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

		Value
Investment companies: 99.84%
Affiliated master portfolio: 99.84%
Allspring Small Company Growth Portfolio		$700,121,306
Total investment companies (Cost $581,049,760)		700,121,306
Total investments in securities (Cost $581,049,760)	99.84%	700,121,306
Other assets and liabilities, net	0.16	1,154,003
Total net assets	100.00%	$701,275,309
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Growth Portfolio	97.57%	97.57%	$29,634,010	$(31,050,649)	$2,933,185	$398	$707,998	$700,121,306
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 11

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $581,049,760)	$700,121,306
Receivable for Fund shares sold	1,826,686
Receivable from manager	17,412
Prepaid expenses and other assets	39,307
Total assets	702,004,711
Liabilities
Payable for Fund shares redeemed	576,992
Administration fees payable	61,034
Distribution fee payable	1,464
Trustees’ fees and expenses payable	693
Accrued expenses and other liabilities	89,219
Total liabilities	729,402
Total net assets	$701,275,309
Net assets consist of
Paid-in capital	$579,540,596
Total distributable earnings	121,734,713
Total net assets	$701,275,309
Computation of net asset value and offering price per share
Net assets–Class A	$28,813,262
Shares outstanding–Class A1	1,035,172
Net asset value per share–Class A	$27.83
Maximum offering price per share – Class A2	$29.53
Net assets–Class C	$2,304,628
Shares outstanding–Class C1	124,933
Net asset value per share–Class C	$18.45
Net assets–Class R6	$218,784,751
Shares outstanding–Class R6[1]	6,511,205
Net asset value per share–Class R6	$33.60
Net assets–Administrator Class	$40,292,544
Shares outstanding–Administrator Class[1]	1,305,982
Net asset value per share–Administrator Class	$30.85
Net assets–Institutional Class	$411,080,124
Shares outstanding–Institutional Class[1]	12,360,491
Net asset value per share–Institutional Class	$33.26

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Small Company Growth Fund

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $6,617)	$2,933,185
Affiliated income allocated from affiliated Master Portfolio	707,998
Interest allocated from affiliated Master Portfolio	398
Expenses allocated from affiliated Master Portfolio	(5,827,191)
Total investment income	(2,185,610)
Expenses
Management fee	356,726
Administration fees
Class A	64,801
Class C	7,587
Class R6	66,248
Administrator Class	54,011
Institutional Class	541,590
Shareholder servicing fees
Class A	77,145
Class C	8,958
Administrator Class	103,719
Distribution fee
Class C	26,648
Custody and accounting fees	24,275
Professional fees	42,482
Registration fees	40,234
Shareholder report expenses	65,109
Trustees’ fees and expenses	21,093
Other fees and expenses	8,608
Total expenses	1,509,234
Less: Fee waivers and/or expense reimbursements
Fund-level	(356,704)
Class A	(4,859)
Class R6	(33,037)
Administrator Class	(14,446)
Institutional Class	(146,183)
Net expenses	954,005
Net investment loss	(3,139,615)
Realized and unrealized gains (losses) on investments
Net realized gains on investments allocated from affiliated Master Portfolio	29,634,010
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	(31,050,649)
Net realized and unrealized gains (losses) on investments	(1,416,639)
Net decrease in net assets resulting from operations	$(4,556,254)
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 13

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment loss		$(3,139,615)		$(5,624,754)
Net realized gains on investments		29,634,010		234,292,155
Net change in unrealized gains (losses) on investments		(31,050,649)		(380,610,924)
Net decrease in net assets resulting from operations		(4,556,254)		(151,943,523)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,956,608)		(25,935,297)
Class C		(524,720)		(5,561,323)
Class R6		(18,290,276)		(100,466,883)
Administrator Class		(3,736,177)		(21,521,432)
Institutional Class		(31,910,643)		(248,029,970)
Total distributions to shareholders		(57,418,424)		(401,514,905)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	226,653	6,618,593	600,158	33,843,292
Class C	8,202	151,573	89,397	4,393,866
Class R6	939,968	32,682,134	837,876	41,916,286
Administrator Class	179,672	5,855,715	132,770	6,666,051
Institutional Class	5,808,569	199,389,086	8,331,378	426,789,587
		244,697,101		513,609,082
Reinvestment of distributions
Class A	94,538	2,624,367	643,072	23,980,172
Class C	27,185	501,841	206,792	5,422,079
Class R6	535,212	17,897,479	2,119,772	93,248,751
Administrator Class	121,376	3,732,301	525,535	21,483,861
Institutional Class	460,271	15,239,567	3,043,545	132,759,448
		39,995,555		276,894,311
Payment for shares redeemed
Class A	(637,477)	(18,452,346)	(611,917)	(25,389,359)
Class C	(188,144)	(3,694,553)	(200,817)	(6,158,661)
Class R6	(1,131,878)	(39,699,243)	(2,783,941)	(175,259,458)
Administrator Class	(242,658)	(7,818,670)	(366,235)	(17,779,520)
Institutional Class	(7,571,990)	(262,535,497)	(9,833,729)	(544,346,151)
		(332,200,309)		(768,933,149)
Net increase (decrease) in net assets resulting from capital share transactions		(47,507,653)		21,570,244
Total decrease in net assets		(109,482,331)		(531,888,184)
Net assets
Beginning of period		810,757,640		1,342,645,824
End of period		$701,275,309		$810,757,640
The accompanying notes are an integral part of these financial statements.
14 | Allspring Small Company Growth Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$30.93	$61.44	$46.62	$48.98	$56.66
Net investment loss	(0.23)[1]	(0.47)[1]	(0.47)[1]	(0.34)[1]	(0.36)
Net realized and unrealized gains (losses) on investments	0.15	(5.55)	24.27	2.49	(3.22)
Total from investment operations	(0.08)	(6.02)	23.80	2.15	(3.58)
Distributions to shareholders from
Net realized gains	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$27.83	$30.93	$61.44	$46.62	$48.98
Total return[2]	(0.22)%	(16.59)%	53.84%	3.70%	(6.13)%
Ratios to average net assets (annualized)*
Gross expenses	1.36%	1.34%	1.33%	1.32%	1.31%
Net expenses	1.29%	1.29%	1.29%	1.32%	1.31%
Net investment loss	(0.78)%	(1.04)%	(0.85)%	(0.69)%	(0.63)%
Supplemental data
Portfolio turnover rate[3]	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$28,813	$41,795	$44,249	$36,534	$64,182

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.67	$50.65	$39.84	$42.75	$50.38
Net investment loss	(0.32)[1]	(0.60)[1]	(0.75)[1]	(0.61)[1]	(0.66)[1]
Net realized and unrealized gains (losses) on investments	0.12	(3.89)	20.54	2.21	(2.87)
Total from investment operations	(0.20)	(4.49)	19.79	1.60	(3.53)
Distributions to shareholders from
Net realized gains	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$18.45	$21.67	$50.65	$39.84	$42.75
Total return[2]	(0.92)%	(17.25)%	52.86%	2.92%	(6.82)%
Ratios to average net assets (annualized)*
Gross expenses	2.09%	2.08%	2.08%	2.07%	2.06%
Net expenses	2.04%	2.04%	2.04%	2.07%	2.06%
Net investment loss	(1.56)%	(1.71)%	(1.60)%	(1.44)%	(1.38)%
Supplemental data
Portfolio turnover rate[3]	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$2,305	$6,018	$9,235	$9,336	$13,968

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.55	$67.95	$50.64	$52.65	$60.31
Net investment loss	(0.12)[1]	(0.26)[1]	(0.17)	(0.14)[1]	(0.12)
Net realized and unrealized gains (losses) on investments	0.19	(6.65)	26.46	2.64	(3.44)
Total from investment operations	0.07	(6.91)	26.29	2.50	(3.56)
Distributions to shareholders from
Net realized gains	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$33.60	$36.55	$67.95	$50.64	$52.65
Total return	0.24%	(16.24)%	54.53%	4.12%	(5.73)%
Ratios to average net assets (annualized)*
Gross expenses	0.92%	0.91%	0.90%	0.90%	0.88%
Net expenses	0.86%	0.86%	0.86%	0.89%	0.88%
Net investment loss	(0.35)%	(0.48)%	(0.41)%	(0.27)%	(0.20)%
Supplemental data
Portfolio turnover rate[2]	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$218,785	$225,464	$407,311	$462,050	$564,516

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$33.92	$64.98	$48.87	$51.10	$58.85
Net investment loss	(0.22)[1]	(0.47)[1]	(0.44)[1]	(0.29)[1]	(0.29)[1]
Net realized and unrealized gains (losses) on investments	0.17	(6.10)	25.53	2.57	(3.36)
Total from investment operations	(0.05)	(6.57)	25.09	2.28	(3.65)
Distributions to shareholders from
Net realized gains	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$30.85	$33.92	$64.98	$48.87	$51.10
Total return	(0.11)%	(16.52)%	54.02%	3.80%	(6.02)%
Ratios to average net assets (annualized)*
Gross expenses	1.27%	1.26%	1.25%	1.24%	1.23%
Net expenses	1.19%	1.19%	1.19%	1.20%	1.20%
Net investment loss	(0.68)%	(0.93)%	(0.74)%	(0.57)%	(0.51)%
Supplemental data
Portfolio turnover rate[2]	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$40,293	$42,317	$62,092	$55,917	$87,850

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.24	$67.62	$50.47	$52.51	$60.20
Net investment loss	(0.15)[1]	(0.27)[1]	(0.29)	(0.17)[1]	(0.15)
Net realized and unrealized gains (losses) on investments	0.19	(6.62)	26.42	2.64	(3.44)
Total from investment operations	0.04	(6.89)	26.13	2.47	(3.59)
Distributions to shareholders from
Net realized gains	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$33.26	$36.24	$67.62	$50.47	$52.51
Total return	0.16%	(16.31)%	54.39%	4.07%	(5.77)%
Ratios to average net assets (annualized)*
Gross expenses	1.03%	1.01%	1.00%	1.00%	0.98%
Net expenses	0.94%	0.94%	0.94%	0.95%	0.95%
Net investment loss	(0.43)%	(0.51)%	(0.49)%	(0.32)%	(0.26)%
Supplemental data
Portfolio turnover rate[2]	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$411,080	$495,163	$819,760	$793,581	$1,047,883

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 19

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Growth Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2023, the Fund owned 97.57% of Allspring Small Company Growth Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2023 are included in this report and should be read in conjunction with the Fund’s financial statements.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
20 | Allspring Small Company Growth Fund

Notes to financial statements
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $596,456,632 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$103,664,674
Gross unrealized losses	0
Net unrealized gains	$103,664,674
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At May 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(4,248,166)	$4,248,166
As of May 31, 2023, the  Fund had a qualified late-year ordinary loss of $950,497 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At May 31, 2023, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Growth Portfolio	Seek long-term capital appreciation	$700,121,306
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2023, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Small Company Growth Fund | 21

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of  May 31, 2023,  the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.29%
Class C	2.04
Class R6	0.86
Administrator Class	1.19
Institutional Class	0.94
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2023, Allspring Funds Distributor received $1,035 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $259,301,554 and $348,989,594, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Fund under the agreement.
22 | Allspring Small Company Growth Fund

Notes to financial statements
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2023 and May 31, 2022 were as follows:
	Year ended May 31
	2023	2022
Ordinary income	$0	$41,089,472
Long-term capital gain	57,418,424	360,425,433
As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$19,020,536	$103,664,674	$(950,497)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Small Company Growth Fund | 23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of May 31, 2023, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
24 | Allspring Small Company Growth Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 96.66%
Communication services: 0.41%
Entertainment: 0.41%
Lions Gate Entertainment Corp. Class B†	303,834	$2,944,151
Consumer discretionary: 8.66%
Automobile components: 0.54%
Fox Factory Holding Corp.†	43,818	3,896,296
Broadline retail: 0.79%
Ollie’s Bargain Outlet Holdings, Inc.†	103,239	5,690,534
Hotels, restaurants & leisure: 2.51%
Bowlero Corp.†	194,783	2,232,213
International Game Technology PLC	423,538	10,389,387
Papa John’s International, Inc.	76,582	5,369,164
		17,990,764
Household durables: 1.08%
Skyline Champion Corp.†	103,362	6,008,433
Sonos, Inc.†	119,588	1,737,614
		7,746,047
Leisure products: 0.63%
Topgolf Callaway Brands Corp.†	262,116	4,474,320
Specialty retail: 3.11%
Academy Sports & Outdoors, Inc.	116,120	5,685,235
Boot Barn Holdings, Inc.†	58,228	3,937,377
Burlington Stores, Inc.†	24,980	3,758,491
Five Below, Inc.†	35,822	6,180,012
Monro, Inc.	66,873	2,766,536
		22,327,651
Consumer staples: 4.69%
Consumer staples distribution & retail : 1.11%
Performance Food Group Co.†	144,391	7,983,378
Food products: 1.97%
Lamb Weston Holdings, Inc.	73,337	8,155,075
TreeHouse Foods, Inc.†	125,881	5,960,465
		14,115,540
Personal care products: 1.61%
elf Beauty, Inc.†	111,207	11,567,752
Energy: 1.92%
Energy equipment & services: 0.77%
ChampionX Corp.	219,102	5,534,517
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 25

Portfolio of investments—May 31, 2023

	Shares	Value
Oil, gas & consumable fuels: 1.15%
Callon Petroleum Co.†	120,498	$3,690,853
Ranger Oil Corp. Class A	124,265	4,566,739
		8,257,592
Financials: 9.19%
Banks: 0.81%
Triumph Financial, Inc.†	111,966	5,813,274
Capital markets: 3.03%
Evercore, Inc. Class A	54,811	5,916,848
Focus Financial Partners, Inc. Class A†	84,435	4,398,219
Stifel Financial Corp.	140,992	7,834,925
Virtu Financial, Inc. Class A	201,849	3,550,524
		21,700,516
Financial services: 1.78%
Essent Group Ltd.	163,586	7,225,594
WEX, Inc.†	33,597	5,572,062
		12,797,656
Insurance: 3.57%
BRP Group, Inc. Class A†	376,410	7,550,785
Palomar Holdings, Inc.†	92,949	5,080,592
Ryan Specialty Holdings, Inc.†	211,219	8,615,623
Skyward Specialty Insurance Group, Inc.†	186,103	4,393,892
		25,640,892
Health care: 23.31%
Biotechnology: 5.87%
Amicus Therapeutics, Inc.†	453,926	5,111,207
Avid Bioservices, Inc.†	232,070	3,585,482
Blueprint Medicines Corp.†	82,757	4,677,426
Cytokinetics, Inc.†	105,274	3,967,777
Insmed, Inc.†	208,850	3,974,415
Ionis Pharmaceuticals, Inc.†	86,081	3,520,713
Myriad Genetics, Inc.†	12,773	281,772
Neurocrine Biosciences, Inc.†	53,861	4,822,175
Sarepta Therapeutics, Inc.†	20,825	2,573,970
SpringWorks Therapeutics, Inc.†	97,790	2,677,490
Syndax Pharmaceuticals, Inc.†	134,602	2,688,002
Ultragenyx Pharmaceutical, Inc.†	85,710	4,230,646
		42,111,075
Health care equipment & supplies: 8.05%
Axonics, Inc.†	135,828	6,572,717
CONMED Corp.	67,474	8,184,596
Glaukos Corp.†	97,114	5,537,440
Haemonetics Corp.†	74,297	6,285,526
iRhythm Technologies, Inc.†	38,136	4,357,801
The accompanying notes are an integral part of these financial statements.
26 | Allspring Small Company Growth Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Health care equipment & supplies (continued)
Novocure Ltd.†	23,174	$1,664,125
Omnicell, Inc.†	89,583	6,577,184
Silk Road Medical, Inc.†	207,698	6,270,403
Tandem Diabetes Care, Inc.†	109,905	2,856,431
TransMedics Group, Inc.†	70,601	5,129,869
Treace Medical Concepts, Inc.†	161,262	4,289,569
		57,725,661
Health care providers & services: 2.22%
HealthEquity, Inc.†	99,179	5,435,009
Privia Health Group, Inc.†	142,343	3,551,458
U.S. Physical Therapy, Inc.	68,190	6,965,609
		15,952,076
Health care technology: 2.08%
Evolent Health, Inc. Class A†	180,942	5,272,650
Phreesia, Inc.†	181,505	5,448,780
Veradigm, Inc.†	357,475	4,211,055
		14,932,485
Life sciences tools & services: 4.18%
Adaptive Biotechnologies Corp.†	267,808	1,863,944
Avantor, Inc.†	422,077	8,416,215
Azenta, Inc.†	69,092	2,988,229
BioLife Solutions, Inc.†	210,988	4,926,570
ICON PLC†	55,431	11,808,466
		30,003,424
Pharmaceuticals: 0.91%
Axsome Therapeutics, Inc.†	61,632	4,547,209
Ventyx Biosciences, Inc.†	57,884	1,995,261
		6,542,470
Industrials: 23.05%
Aerospace & defense: 1.24%
Kratos Defense & Security Solutions, Inc.†	321,075	4,218,926
Mercury Systems, Inc.†	115,380	4,683,274
		8,902,200
Air freight & logistics: 0.71%
GXO Logistics, Inc.†	91,593	5,121,881
Building products: 3.26%
Advanced Drainage Systems, Inc.	68,825	6,660,195
AZEK Co., Inc.†	197,151	4,583,761
Masonite International Corp.†	85,370	7,518,536
Zurn Elkay Water Solutions Corp. Class C	205,910	4,635,034
		23,397,526
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 27

Portfolio of investments—May 31, 2023

	Shares	Value
Commercial services & supplies: 0.90%
Openlane, Inc.†	252,499	$3,792,535
RB Global, Inc.	50,430	2,626,394
		6,418,929
Construction & engineering: 1.73%
Dycom Industries, Inc.†	64,675	6,559,985
MYR Group, Inc.†	45,745	5,832,488
		12,392,473
Electrical equipment: 1.46%
Atkore, Inc.†	51,262	5,985,863
Vicor Corp.†	81,528	4,512,575
		10,498,438
Ground transportation: 1.65%
Knight-Swift Transportation Holdings, Inc.	110,599	6,081,839
Schneider National, Inc. Class B	221,279	5,735,552
		11,817,391
Machinery: 2.71%
Chart Industries, Inc.†	51,161	5,613,897
SPX Technologies, Inc.†	109,442	8,356,991
Wabash National Corp.	234,222	5,492,506
		19,463,394
Professional services: 7.82%
ASGN, Inc.†	108,792	7,118,260
Clarivate PLC†	421,304	3,286,171
FTI Consulting, Inc.†	50,262	9,449,759
ICF International, Inc.	78,083	8,744,515
KBR, Inc.	177,491	10,475,519
SS&C Technologies Holdings, Inc.	175,924	9,668,783
Verra Mobility Corp.†	419,227	7,390,972
		56,133,979
Trading companies & distributors: 1.57%
Boise Cascade Co.	72,833	5,230,866
Core & Main, Inc. Class A†	225,050	6,017,837
		11,248,703
Information technology: 21.89%
Communications equipment: 2.14%
Ciena Corp.†	208,236	9,732,951
Lumentum Holdings, Inc.†	105,830	5,598,407
		15,331,358
Electronic equipment, instruments & components: 2.06%
Itron, Inc.†	80,466	5,449,962
The accompanying notes are an integral part of these financial statements.
28 | Allspring Small Company Growth Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Electronic equipment, instruments & components (continued)
PAR Technology Corp.†	109,625	$3,789,736
Rogers Corp.†	35,134	5,532,551
		14,772,249
Semiconductors & semiconductor equipment: 2.56%
Onto Innovation, Inc.†	51,386	5,516,287
Silicon Motion Technology Corp. ADR	72,626	4,447,616
Synaptics, Inc.†	34,224	2,944,633
Teradyne, Inc.	54,791	5,489,511
		18,398,047
Software: 14.51%
Bills Holdings, Inc.†	38,509	3,988,762
Black Knight, Inc.†	132,341	7,646,663
Box, Inc. Class A†	350,827	9,882,797
Confluent, Inc. Class A†	194,260	6,165,812
CyberArk Software Ltd.†	55,130	8,530,265
DoubleVerify Holdings, Inc.†	171,265	5,972,011
HashiCorp, Inc. Class A†	155,825	5,351,030
Jamf Holding Corp.†	296,031	5,441,050
JFrog Ltd.†	261,369	6,366,949
LiveRamp Holdings, Inc.†	161,368	3,927,697
Nutanix, Inc. Class A†	231,409	6,854,335
PagerDuty, Inc.†	248,154	6,752,270
PTC, Inc.†	96,568	12,978,739
Sprout Social, Inc. Class A†	114,844	4,973,894
Varonis Systems, Inc.†	182,122	4,786,166
Zuora, Inc. Class A†	416,271	4,491,564
		104,110,004
Technology hardware, storage & peripherals: 0.62%
Pure Storage, Inc. Class A†	156,108	4,494,349
Materials: 2.76%
Chemicals: 2.16%
Element Solutions, Inc.	547,875	9,823,399
Orion Engineered Carbons SA	245,908	5,702,606
		15,526,005
Metals & mining: 0.60%
Steel Dynamics, Inc.	46,685	4,290,352
Real estate: 0.78%
Hotel & resort REITs: 0.78%
Ryman Hospitality Properties, Inc.	60,761	5,573,607
Total common stocks (Cost $523,369,035)		693,638,956
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 29

Portfolio of investments—May 31, 2023

		Yield	Shares	Value
Short-term investments: 3.18%
Investment companies: 3.18%
Allspring Government Money Market Fund Select Class♠∞		5.01%	22,796,664	$22,796,664
Total short-term investments (Cost $22,796,664)				22,796,664
Total investments in securities (Cost $546,165,699)	99.84%			716,435,620
Other assets and liabilities, net	0.16			1,120,926
Total net assets	100.00%			$717,556,546

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$32,660,804	$232,852,801	$(242,716,941)	$0	$0	$22,796,664	22,796,664	$706,851
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	2,594,900	81,499,530	(84,094,991)	561	0	0	0	115,044 [1]
				$561	$0	$22,796,664		$821,895

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
30 | Allspring Small Company Growth Portfolio

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $523,369,035)	$693,638,956
Investments in affiliated securities, at value (cost $22,796,664)	22,796,664
Receivable for investments sold	2,771,892
Receivable for dividends	759,243
Prepaid expenses and other assets	17,346
Total assets	719,984,101
Liabilities
Payable for investments purchased	1,895,032
Advisory fee payable	483,645
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	48,374
Total liabilities	2,427,555
Total net assets	$717,556,546
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 31

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $6,787)	$3,008,361
Income from affiliated securities	726,054
Interest	408
Total investment income	3,734,823
Expenses
Advisory fee	5,792,866
Custody and accounting fees	45,908
Professional fees	61,872
Interest holder report expenses	16,477
Trustees’ fees and expenses	22,389
Other fees and expenses	38,269
Total expenses	5,977,781
Net investment loss	(2,242,958)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	29,813,537
Affiliated securities	561
Net realized gains on investments	29,814,098
Net change in unrealized gains (losses) on investments	(30,986,997)
Net realized and unrealized gains (losses) on investments	(1,172,899)
Net decrease in net assets resulting from operations	$(3,415,857)
The accompanying notes are an integral part of these financial statements.
32 | Allspring Small Company Growth Portfolio

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment loss	$(2,242,958)	$(4,263,313)
Net realized gains on investments	29,814,098	238,329,906
Net change in unrealized gains (losses) on investments	(30,986,997)	(388,267,734)
Net decrease in net assets resulting from operations	(3,415,857)	(154,201,141)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	99,599,958	222,703,095
Withdrawals	(207,887,653)	(617,532,776)
Net decrease in net assets resulting from capital transactions	(108,287,695)	(394,829,681)
Total decrease in net assets	(111,703,552)	(549,030,822)
Net assets
Beginning of period	829,260,098	1,378,290,920
End of period	$717,556,546	$829,260,098
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 33

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	0.24%	(16.28)%	54.64%	4.08%	(5.64)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.79%	0.78%	0.78%
Net expenses[1]	0.82%	0.81%	0.79%	0.78%	0.78%
Net investment loss	(0.31)%	(0.42)%	(0.34)%	(0.16)%	(0.09)%
Supplemental data
Portfolio turnover rate	37%	61%	44%	41%	54%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
34 | Allspring Small Company Growth Portfolio

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
Allspring Small Company Growth Portfolio | 35

Notes to financial statements
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $568,929,833 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$217,313,843
Gross unrealized losses	(69,808,056)
Net unrealized gains	$147,505,787
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$2,944,151	$0	$0	$2,944,151
Consumer discretionary	62,125,612	0	0	62,125,612
Consumer staples	33,666,670	0	0	33,666,670
Energy	13,792,109	0	0	13,792,109
Financials	65,952,338	0	0	65,952,338
Health care	167,267,191	0	0	167,267,191
Industrials	165,394,914	0	0	165,394,914
Information technology	157,106,007	0	0	157,106,007
Materials	19,816,357	0	0	19,816,357
Real estate	5,573,607	0	0	5,573,607
Short-term investments
Investment companies	22,796,664	0	0	22,796,664
Total assets	$716,435,620	$0	$0	$716,435,620
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the
36 | Allspring Small Company Growth Portfolio

Notes to financial statements
Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Allspring Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.38% of the Portfolio’s average daily net assets.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $265,968,778 and $358,187,796, respectively.
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
7.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
Allspring Small Company Growth Portfolio | 37

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Growth Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
38 | Allspring Small Company Growth Portfolio

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $57,418,424 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Small Company Growth Fund | 39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

40 | Allspring Small Company Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Small Company Growth Fund | 41

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42 | Allspring Small Company Growth Fund

Other information (unaudited)
Board consideration of investment management, advisory, and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Allspring Funds Trust (“Funds Trust”) and Allspring Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory, and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Small Company Growth Fund, a portfolio of Funds Trust (the “Feeder Fund”), an investment management agreement (the “Feeder Fund Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Allspring Funds Management for the Allspring Small Company Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Peregrine Capital Management, LLC  (the “Sub-Adviser”) for the Master Portfolio.
The Feeder Fund and the Master Portfolio are collectively referred to as the “Funds.” The Feeder Fund Management Agreement, the Master Portfolio Advisory Agreement, and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Feeder Fund is a feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Feeder Fund. Information provided to the Boards regarding the Feeder Fund is also applicable to the Master Portfolio, as relevant.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at meeting of the Boards held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Boards noted that they initially approved the Advisory Agreements at a meeting of the Boards held in May 2021, all for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC, 1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a meeting of the Boards held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Boards at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Boards, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Allspring Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Small Company Growth Fund | 43

Other information (unaudited)
Nature, Extent, and Quality of Services
The Boards received and considered various information regarding the nature, extent, and quality of services provided to the Feeder Fund and the Master Portfolio, as applicable, by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Feeder Fund Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Boards also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Boards took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Boards received and considered information about the full range of services provided to the Fund and the Master Portfolio by Allspring Funds Management and its affiliates.
The Boards considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Master Portfolio. The Boards evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Boards received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Funds’ liquidity risk management programs. The Boards also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund Investment Performance and Expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2022. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Feeder Fund (the “Universe”), and in comparison to the Feeder Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Feeder Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Feeder Fund was higher than its benchmark index, the Russell 2000® Growth Index, for all periods under review.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Feeder Fund.
The Funds Trust Board also received and considered information regarding the Feeder Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Feeder Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Feeder Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Feeder Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes. The Funds Trust Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Feeder Fund’s Class A shares.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Management, Advisory, and Sub-Advisory Fee Rates
The Funds Trust Board noted that Allspring Funds Management receives no advisory fees from the Feeder Fund as long as the Feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Feeder Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Allspring Funds Management would be entitled to receive an annual fee of 0.25% of the Feeder Fund’s average daily net assets for providing investment advisory services to the Feeder Fund, including allocating the Feeder Fund’s assets to the Master Portfolio.

44 | Allspring Small Company Growth Fund

Other information (unaudited)
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Feeder Fund to Allspring Funds Management under the Feeder Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Feeder Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Allspring Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Feeder Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Feeder Fund were in range of the sum of these average rates for the Feeder Fund’s expense Groups for all share classes.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Allspring Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Allspring Funds Management under the Feeder Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Allspring Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on their review, the Boards did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of Scale
The Boards received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Feeder Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Feeder Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Allspring Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Allspring Small Company Growth Fund | 45

Other information (unaudited)
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and its affiliate from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Allspring Funds Management, the Sub-Adviser, and their affiliates were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

46 | Allspring Small Company Growth Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund’s and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 16-17, 2023, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds and Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Small Company Growth Fund | 47

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-06072023-03ygle59 07-23
AR1848 05-23

Allspring Small Company Value Fund
Annual Report
May 31, 2023

The views expressed and any forward-looking statements are as of May 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Small Company Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Company Value Fund for the 12-month period that ended May 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. The market was focused on persistently high inflation as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Markets received a boost in December with the removal of China’s strict COVID-19 lockdowns. In March 2023, a new wave of market anxiety resulted from several bank failures and unease over the possibility of more rate hikes. However, investors regained confidence and markets finished the period in relative calm.
For the 12-month period, stocks and bonds—both domestic U.S. and global—had mixed results. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 lost 1.41%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a return of -8.49%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.14%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 6.49%, the Bloomberg Municipal Bond Index6 gained 0.49%, and the ICE BofA U.S. High Yield Index7 returned -0.09%.
High inflation and central bank rate hikes rocked markets.
In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Federal Reserve (Fed) raised its short-term rate by 0.75% in June. Meanwhile, the U.S. unemployment rate remained historically low at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ In June 2022, stocks posted losses after a turbulent few months following Russia’s invasion of Ukraine, resulting in their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Small Company Value Fund

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate had not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Small Company Value Fund | 3

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations, and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Small Company Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Small Company Value Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Allspring Global Investments, LLC
Portfolio managers	Jeff Goverman, Gustaf Little, Garth R. Nisbet, CFA, Craig Pieringer, CFA

Average annual total returns (%) as of May 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SCVAX)	1-31-2002	-15.46	1.82	6.28	-10.31	3.04	6.92	1.32	1.15
Class C (SCVFX)	8-30-2002	-11.94	2.30	6.29	-10.94	2.30	6.29	2.07	1.90
Class R6 (SCVJX)[3]	10-31-2016	–	–	–	-9.95	3.44	7.25	0.89	0.75
Administrator Class (SCVIX)	1-31-2002	–	–	–	-10.20	3.13	7.05	1.24	1.05
Institutional Class (SCVNX)	7-30-2010	–	–	–	-10.03	3.34	7.27	0.99	0.85
Russell 2000® Value Index[4]	–	–	–	–	-11.50	2.09	6.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]
The manager has contractually committed through September 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.75% for Class R6, 1.05% for Administrator Class and 0.85% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Small Company Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Company Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended May 31, 2023.
•The industrials and consumer staples sectors were the primary contributors to relative performance. Within the industrials sector, favorable stock selection was driven by construction and engineering, machinery, and building product stocks. A beverage bottling and distribution company was the primary contributor within consumer staples.
•The energy and consumer discretionary sectors detracted from relative performance. Within energy, weakness in the Fund’s oil and gas drilling stocks detracted from performance, while declines in leisure products and specialty retail stocks led to underperformance in consumer discretionary.
Market review
The 12 months that ended May 31, 2023, saw multiple headlines affecting the stock market and the economy, including:
•Interest rate volatility
•Persistent inflation and low unemployment
•Anxiety over geopolitical events
•Regional bank concerns
•Possibility of a recession
•U.S. debt ceiling debate
During the 12-month period, total nonfarm payroll employment increased by 4.1 million, and the U.S. unemployment rate ended the period at 3.7%, according to the U.S. Bureau of Labor Statistics.
Ultimately, events in California and New York upset the market. In mid-March, the first bank run since 2008 emerged rather quickly. In quick succession came the collapse of three American banks, the industry bailout of a fourth, and heightened concern about a run on smaller banks as depositors shifted their money to larger “too big to fail” institutions. Almost simultaneously, the long-running troubles facing Credit Suisse also ignited questions about European banks. By period-end, U.S. regional bank stocks had recovered a portion of their year-to-date losses.
Ten largest holdings (%) as of May 31, 2023[1]
Sterling Infrastructure, Inc.	1.49
Eagle Materials, Inc.	1.49
Diamondback Energy, Inc.	1.48
STAG Industrial, Inc.	1.47
Unum Group	1.44
American Equity Investment Life Holding Co.	1.43
Standex International Corp.	1.33
Annaly Capital Management, Inc.	1.29
AGNC Investment Corp.	1.26
Hawkins, Inc.	1.20

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

The industrials and consumer staples sectors were the primary contributors to relative performance.
The Fund’s infrastructure-related stocks within the construction and engineering, machinery, and building products industries were the main drivers of outperformance in the industrials sector. Woodlands, Texas–based Sterling Infrastructure, Inc., which provides specialty infrastructure construction services, was the top-performing stock in the sector. The company continued to experience healthy demand and record backlogs due to strength in its E-infrastructure, building, and transportation divisions. Coca-Cola Consolidated, Inc. led the outperformance in the consumer staples sector. The Charlotte, NC-based company bottles and distributes beverages of The Coca-Cola Company and is the largest Coca-Cola bottler in the United States. Over the last year, the company benefited from solid volume gains and improved pricing, resulting in higher margins and profitability.
Sector allocation as of May 31, 2023[1]

[1]
Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8 | Allspring Small Company Value Fund

Performance highlights (unaudited)
The energy and consumer discretionary sectors detracted from relative performance.
The energy sector was the main detractor from performance over the past year. Houston, Texas–based Patterson-UTI Energy, Inc., has been under pressure due to lower commodity prices, forcing the company to lower expectations. The consumer discretionary sector detracted from performance due to pressure on leisure products and specialty retail stocks. Underperformance from Funko, Inc.,* weighed on the sector’s returns as the company faced numerous operational challenges, including difficulties implementing new warehouse and enterprise resource planning systems.
Outlook:  Conditions could favor small-cap stocks.
Investing is challenging during regular times, especially during periods of extreme volatility such as we are witnessing now. There are myriad issues to consider:  inflation, interest rates, the economy, oil prices, geopolitics, elections, accounting changes, and regulations, among others. Our experience has taught us that well-managed companies with good balance sheets can take advantage of the opportunities as they present themselves. Stock prices are not linear in the short term, and bouts of volatility should be embraced.
We believe we might be beginning a long, durable small-cap robust performance cycle—driven by attractive relative valuations, a breakdown in large-cap tech leadership, a more supportive macroeconomic environment, and improving small-cap fundamentals. Current conditions remain consistent with those at the start of prior small-cap cycles, specifically given relative valuation and the disinflation trend since last year’s peak. While there is plenty of fear and volatility right now, there remains reason to believe conditions are potentially setting up for a new long-term small-cap cycle.
Our strategy does not mirror or replicate a benchmark. We are fundamentals-driven and dedicated to small-cap value. We believe investing in companies with the following characteristics will produce long-term results:  value, quality partner, and contrarian. At purchase, companies we buy fall into one or more of the following purchase conditions:  neglected, oversold, theme, and earnings turnaround.
*
This security was no longer held at the end of the reporting period.

Allspring Small Company Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2022 to May 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during the period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2022	Ending account value 5-31-2023	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$998.94	$5.73	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class C
Actual	$1,000.00	$998.91	$9.47	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class R6
Actual	$1,000.00	$998.96	$3.74	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Administrator Class
Actual	$1,000.00	$998.94	$5.23	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Institutional Class
Actual	$1,000.00	$998.95	$4.24	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Small Company Value Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

		Value
Investment companies: 99.99%
Affiliated master portfolio: 99.99%
Allspring Small Company Value Portfolio		$448,713,630
Total investment companies (Cost $388,845,602)		448,713,630
Total investments in securities (Cost $388,845,602)	99.99%	448,713,630
Other assets and liabilities, net	0.01	45,766
Total net assets	100.00%	$448,759,396
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Value Portfolio	88.09%	88.78%	$(12,161,642)	$(44,270,421)	$9,127,734	$133	$485,764	$448,713,630
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 11

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $388,845,602)	$448,713,630
Receivable for Fund shares sold	436,433
Receivable from manager	84,850
Prepaid expenses and other assets	53,520
Total assets	449,288,433
Liabilities
Payable for Fund shares redeemed	268,146
Administration fees payable	71,633
Shareholder servicing fees payable	71,415
Trustees’ fees and expenses payable	1,024
Distribution fee payable	914
Accrued expenses and other liabilities	115,905
Total liabilities	529,037
Total net assets	$448,759,396
Net assets consist of
Paid-in capital	$410,844,177
Total distributable earnings	37,915,219
Total net assets	$448,759,396
Computation of net asset value and offering price per share
Net assets–Class A	$304,600,572
Shares outstanding–Class A1	10,313,491
Net asset value per share–Class A	$29.53
Maximum offering price per share – Class A2	$31.33
Net assets–Class C	$1,307,060
Shares outstanding–Class C1	51,673
Net asset value per share–Class C	$25.30
Net assets–Class R6	$14,572,862
Shares outstanding–Class R6[1]	474,928
Net asset value per share–Class R6	$30.68
Net assets–Administrator Class	$17,742,771
Shares outstanding–Administrator Class[1]	585,028
Net asset value per share–Administrator Class	$30.33
Net assets–Institutional Class	$110,536,131
Shares outstanding–Institutional Class[1]	3,622,421
Net asset value per share–Institutional Class	$30.51

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Small Company Value Fund

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $15,292)	$9,127,734
Affiliated income allocated from affiliated Master Portfolio	485,764
Interest allocated from affiliated Master Portfolio	133
Interest	14
Expenses allocated from affiliated Master Portfolio	(4,192,386)
Waivers allocated from affiliated Master Portfolio	465,726
Total investment income	5,886,985
Expenses
Management fee	251,887
Administration fees
Class A	728,667
Class C	4,101
Class R6	3,652
Administrator Class	26,461
Institutional Class	159,002
Shareholder servicing fees
Class A	867,460
Class C	4,882
Administrator Class	50,692
Distribution fee
Class C	14,647
Custody and accounting fees	14,329
Professional fees	52,398
Registration fees	72,113
Shareholder report expenses	106,566
Trustees’ fees and expenses	21,093
Other fees and expenses	83,933
Total expenses	2,461,883
Less: Fee waivers and/or expense reimbursements
Fund-level	(705,463)
Class A	(118,237)
Class C	(525)
Administrator Class	(9,829)
Net expenses	1,627,829
Net investment income	4,259,156
Realized and unrealized gains (losses) on investments
Net realized losses on investments allocated from affiliated Master Portfolio	(12,161,642)
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	(44,270,421)
Net realized and unrealized gains (losses) on investments	(56,432,063)
Net decrease in net assets resulting from operations	$(52,172,907)
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 13

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$4,259,156		$1,997,250
Net realized gains (losses) on investments		(12,161,642)		55,806,887
Net change in unrealized gains (losses) on investments		(44,270,421)		(68,307,228)
Net decrease in net assets resulting from operations		(52,172,907)		(10,503,091)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(14,333,053)		(23,780,784)
Class C		(93,570)		(208,181)
Class R6		(506,589)		(352,499)
Administrator Class		(798,183)		(1,952,485)
Institutional Class		(5,228,302)		(4,608,431)
Total distributions to shareholders		(20,959,697)		(30,902,380)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	398,977	12,672,302	656,676	24,000,526
Class C	6,555	180,325	19,681	658,109
Class R6	357,751	11,911,540	189,729	7,081,211
Administrator Class	196,183	6,527,787	415,003	15,666,878
Institutional Class	1,630,016	54,246,836	2,016,490	74,654,109
		85,538,790		122,060,833
Reinvestment of distributions
Class A	437,444	14,076,915	658,773	23,358,988
Class C	3,383	93,570	6,753	208,181
Class R6	15,179	506,589	9,588	352,499
Administrator Class	23,252	768,015	52,212	1,898,392
Institutional Class	156,571	5,199,039	124,652	4,555,015
		20,644,128		30,373,075
Payment for shares redeemed
Class A	(1,488,263)	(47,166,763)	(1,505,117)	(54,479,971)
Class C	(34,738)	(926,078)	(53,609)	(1,691,679)
Class R6	(124,227)	(4,060,442)	(208,117)	(7,991,882)
Administrator Class	(311,874)	(10,266,220)	(651,213)	(24,288,201)
Institutional Class	(1,435,391)	(47,534,257)	(761,649)	(28,166,610)
		(109,953,760)		(116,618,343)
Net increase (decrease) in net assets resulting from capital share transactions		(3,770,842)		35,815,565
Total decrease in net assets		(76,903,446)		(5,589,906)
Net assets
Beginning of period		525,662,842		531,252,748
End of period		$448,759,396		$525,662,842
The accompanying notes are an integral part of these financial statements.
14 | Allspring Small Company Value Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$34.30	$37.11	$20.91	$24.22	$28.60
Net investment income	0.24 [1]	0.12 [1]	0.09	0.18 [1]	0.09
Net realized and unrealized gains (losses) on investments	(3.66)	(0.71)	16.22	(3.35)	(4.31)
Total from investment operations	(3.42)	(0.59)	16.31	(3.17)	(4.22)
Distributions to shareholders from
Net investment income	0.00	(0.08)	(0.11)	(0.14)	(0.16)
Net realized gains	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(1.35)	(2.22)	(0.11)	(0.14)	(0.16)
Net asset value, end of period	$29.53	$34.30	$37.11	$20.91	$24.22
Total return[2]	(10.31)%	(1.77)%	77.80%	(13.25)%	(14.72)%
Ratios to average net assets (annualized)*
Gross expenses	1.32%	1.32%	1.32%	1.32%	1.49%
Net expenses	1.14%	1.14%	1.14%	1.13%	1.15%
Net investment income	0.76%	0.33%	0.33%	0.74%	0.38%
Supplemental data
Portfolio turnover rate[3]	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$304,601	$376,072	$414,013	$262,574	$11,902

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$29.79	$32.69	$18.43	$21.48	$25.38
Net investment income (loss)	0.00 [1,2]	(0.12)[2]	(0.07)[2]	0.01 [2]	(0.08)[2]
Net realized and unrealized gains (losses) on investments	(3.14)	(0.64)	14.33	(3.00)	(3.82)
Total from investment operations	(3.14)	(0.76)	14.26	(2.99)	(3.90)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.06)	0.00
Net realized gains	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(1.35)	(2.14)	0.00	(0.06)	0.00
Net asset value, end of period	$25.30	$29.79	$32.69	$18.43	$21.48
Total return[3]	(10.94)%	(2.56)%	76.80%	(13.98)%	(15.37)%
Ratios to average net assets (annualized)*
Gross expenses	2.07%	2.07%	2.06%	2.08%	2.22%
Net expenses	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income (loss)	0.00%	(0.39)%	(0.29)%	0.02%	(0.35)%
Supplemental data
Portfolio turnover rate[4]	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$1,307	$2,278	$3,388	$4,431	$1,099

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	Amount is less than $0.005.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.46	$38.33	$21.56	$24.92	$29.44
Net investment income	0.37 [1]	0.33	0.20	0.31	0.21 [1]
Net realized and unrealized gains (losses) on investments	(3.79)	(0.80)	16.78	(3.50)	(4.45)
Total from investment operations	(3.42)	(0.47)	16.98	(3.19)	(4.24)
Distributions to shareholders from
Net investment income	(0.01)	(0.26)	(0.21)	(0.17)	(0.28)
Net realized gains	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(1.36)	(2.40)	(0.21)	(0.17)	(0.28)
Net asset value, end of period	$30.68	$35.46	$38.33	$21.56	$24.92
Total return	(9.95)%	(1.41)%	78.63%	(12.97)%	(14.38)%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.89%	0.89%	0.90%	1.09%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.11%	0.71%	0.73%	1.22%	0.77%
Supplemental data
Portfolio turnover rate[2]	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$14,573	$8,021	$9,007	$6,491	$731

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.15	$37.98	$21.40	$24.80	$29.23
Net investment income	0.28 [1]	0.17 [1]	0.10 [1]	0.21 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(3.75)	(0.75)	16.62	(3.43)	(4.43)
Total from investment operations	(3.47)	(0.58)	16.72	(3.22)	(4.29)
Distributions to shareholders from
Net investment income	0.00	(0.11)	(0.14)	(0.18)	(0.14)
Net realized gains	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(1.35)	(2.25)	(0.14)	(0.18)	(0.14)
Net asset value, end of period	$30.33	$35.15	$37.98	$21.40	$24.80
Total return	(10.20)%	(1.71)%	77.91%	(13.18)%	(14.65)%
Ratios to average net assets (annualized)*
Gross expenses	1.24%	1.24%	1.24%	1.32%	1.35%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.86%	0.45%	0.35%	0.82%	0.49%
Supplemental data
Portfolio turnover rate[2]	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$17,743	$23,813	$32,721	$15,581	$13,905

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.30	$38.13	$21.46	$24.86	$29.40
Net investment income	0.35 [1]	0.20 [1]	0.15 [1]	0.25	0.19 [1]
Net realized and unrealized gains (losses) on investments	(3.78)	(0.71)	16.70	(3.43)	(4.45)
Total from investment operations	(3.43)	(0.51)	16.85	(3.18)	(4.26)
Distributions to shareholders from
Net investment income	(0.01)	(0.18)	(0.18)	(0.22)	(0.28)
Net realized gains	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(1.36)	(2.32)	(0.18)	(0.22)	(0.28)
Net asset value, end of period	$30.51	$35.30	$38.13	$21.46	$24.86
Total return	(10.03)%	(1.53)%	78.39%	(13.03)%	(14.46)%
Ratios to average net assets (annualized)*
Gross expenses	0.99%	0.99%	0.99%	1.07%	1.14%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.06%	0.54%	0.52%	1.04%	0.68%
Supplemental data
Portfolio turnover rate[2]	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$110,536	$115,479	$72,123	$33,600	$33,116

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	Calculated based upon average shares outstanding
[2]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 19

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2023, the Fund owned 88.78% of Allspring Small Company Value Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2023 are included in this report and should be read in conjunction with the Fund’s financial statements.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
 Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
20 | Allspring Small Company Value Fund

Notes to financial statements
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $402,852,494 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$45,861,136
Gross unrealized losses	0
Net unrealized gains	$45,861,136
As of May 31, 2023, the Fund had capital loss carryforwards which consist of $12,204,996 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At May 31, 2023, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation	$448,713,630
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2023, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain
Allspring Small Company Value Fund | 21

Notes to financial statements
classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of  May 31, 2023,  the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.15%
Class C	1.90
Class R6	0.75
Administrator Class	1.05
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2023, Allspring Funds Distributor received $1,048 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $432,601,513 and $448,907,364, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2023 and May 31, 2022 were as follows:
	Year ended May 31
	2023	2022
Ordinary income	$62,215	$11,642,015
Long-term capital gain	20,897,482	19,260,365
As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$4,259,079	$45,861,136	$(12,204,996)
22 | Allspring Small Company Value Fund

Notes to financial statements
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Small Company Value Fund | 23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of May 31, 2023, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
24 | Allspring Small Company Value Fund

Portfolio of investments—May 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 98.96%
Communication services: 0.24%
Interactive media & services: 0.24%
Cargurus, Inc.†	65,313	$1,227,231
Consumer discretionary: 11.09%
Automobile components: 0.80%
Patrick Industries, Inc.	61,343	4,019,807
Diversified consumer services: 0.75%
Carriage Services, Inc.	145,137	3,796,784
Hotels, restaurants & leisure: 1.55%
Dine Brands Global, Inc.	49,400	2,955,602
Wyndham Hotels & Resorts, Inc.	71,675	4,891,819
		7,847,421
Household durables: 3.16%
Cavco Industries, Inc.†	9,156	2,279,661
Century Communities, Inc.	63,674	4,051,576
Ethan Allen Interiors, Inc.	86,628	2,168,299
GoPro, Inc. Class A†	117,475	493,395
Helen of Troy Ltd.†	31,094	2,993,730
Meritage Homes Corp.	34,787	4,011,985
		15,998,646
Leisure products: 1.87%
Johnson Outdoors, Inc. Class A	80,316	4,558,736
Malibu Boats, Inc. Class A†	93,399	4,898,778
		9,457,514
Specialty retail: 2.60%
1-800-Flowers.com, Inc. Class A†	339,566	2,757,276
American Eagle Outfitters, Inc.	129,717	1,319,222
Dick’s Sporting Goods, Inc.	33,997	4,334,957
Shoe Carnival, Inc.	171,325	3,352,830
Williams-Sonoma, Inc.	12,141	1,378,125
		13,142,410
Textiles, apparel & luxury goods: 0.36%
Rocky Brands, Inc.	94,640	1,808,570
Consumer staples: 4.06%
Beverages: 0.82%
Coca-Cola Consolidated, Inc.	6,274	4,151,757
Consumer staples distribution & retail: 1.62%
Grocery Outlet Holding Corp.†	146,397	4,204,522
Sprouts Farmers Market, Inc.†	114,553	3,958,951
		8,163,473
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 25

Portfolio of investments—May 31, 2023

	Shares	Value
Food products: 1.62%
Flowers Foods, Inc.	84,046	$2,099,469
Hostess Brands, Inc.†	112,479	2,798,478
Post Holdings, Inc.†	38,592	3,278,776
		8,176,723
Energy: 4.13%
Energy equipment & services: 1.92%
Helmerich & Payne, Inc.	160,027	4,941,634
Patterson-UTI Energy, Inc.	487,887	4,752,019
		9,693,653
Oil, gas & consumable fuels: 2.21%
Diamondback Energy, Inc.	58,775	7,473,242
W&T Offshore, Inc.†	954,152	3,692,568
		11,165,810
Financials: 22.33%
Banks: 10.93%
Ameris Bancorp	171,577	5,414,970
Atlantic Union Bankshares Corp.	203,316	5,196,757
Axos Financial, Inc.†	157,464	5,955,288
Banner Corp.	111,333	4,817,379
Customers Bancorp, Inc.†	136,122	3,133,528
FB Financial Corp.	117,424	3,130,524
Great Southern Bancorp, Inc.	106,528	5,180,457
Heritage Financial Corp.	169,166	2,765,864
Independent Bank Corp.	293,144	4,792,904
OceanFirst Financial Corp.	87,541	1,243,082
OFG Bancorp	229,304	5,562,915
Synovus Financial Corp.	196,962	5,335,701
Univest Financial Corp.	153,950	2,729,534
		55,258,903
Capital markets: 2.79%
Donnelley Financial Solutions, Inc.†	96,906	4,297,781
Piper Sandler Cos.,	44,692	5,692,420
Stifel Financial Corp.	73,835	4,103,011
		14,093,212
Financial services: 2.06%
Cass Information Systems, Inc.	43,947	1,697,233
Euronet Worldwide, Inc.†	23,769	2,647,867
Jackson Financial, Inc. Class A	40,588	1,124,288
WEX, Inc.†	29,985	4,973,012
		10,442,400
Insurance: 4.00%
American Equity Investment Life Holding Co.	182,757	7,209,763
Brighthouse Financial, Inc.†	30,303	1,219,999
The accompanying notes are an integral part of these financial statements.
26 | Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Insurance (continued)
Genworth Financial, Inc. Class A†	844,677	$4,519,022
Unum Group†	166,846	7,249,459
		20,198,243
Mortgage real estate investment trusts (REITs): 2.55%
AGNC Investment Corp.	691,638	6,356,153
Annaly Capital Management, Inc.	345,500	6,523,040
		12,879,193
Health care: 12.11%
Biotechnology: 1.41%
CRISPR Therapeutics AG†	59,604	3,817,040
Protagonist Therapeutics, Inc.†	126,017	3,285,263
		7,102,303
Health care equipment & supplies: 4.83%
Dentsply Sirona, Inc.	96,419	3,482,654
EDAP TMS SA ADR†	324,801	3,231,770
Figs, Inc. Class A†	209,344	1,724,995
Masimo Corp.†	13,806	2,234,363
Merit Medical Systems, Inc.†	55,148	4,544,195
QuidelOrtho Corp.†	64,046	5,452,877
UFP Technologies, Inc.†	24,145	3,733,541
		24,404,395
Health care providers & services: 5.21%
Addus HomeCare Corp.†	56,872	5,127,011
AMN Healthcare Services, Inc.†	57,362	5,447,095
Ensign Group, Inc.	38,564	3,417,156
Fulgent Genetics, Inc.†	112,069	4,456,984
Joint Corp.†	34,081	483,269
Option Care Health, Inc.†	79,323	2,185,349
Pediatrix Medical Group, Inc.†	72,468	963,824
U.S. Physical Therapy, Inc.	41,638	4,253,322
		26,334,010
Pharmaceuticals: 0.66%
Prestige Consumer Healthcare, Inc.†	50,192	2,872,488
Supernus Pharmaceuticals, Inc.†	14,738	488,418
		3,360,906
Industrials: 21.31%
Building products: 2.50%
CSW Industrials, Inc.	27,083	3,838,203
UFP Industries, Inc.	57,234	4,469,975
Zurn Elkay Water Solutions Corp. Class C	191,068	4,300,941
		12,609,119
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 27

Portfolio of investments—May 31, 2023

	Shares	Value
Commercial services & supplies: 1.47%
ABM Industries, Inc.	95,031	$4,196,569
ACCO Brands Corp.	287,348	1,390,764
Healthcare Services Group, Inc.†	134,882	1,822,256
		7,409,589
Construction & engineering: 3.52%
Comfort Systems USA, Inc.	29,027	4,295,415
MYR Group, Inc.†	46,861	5,974,778
Sterling Infrastructure, Inc.†	163,694	7,541,383
		17,811,576
Electrical equipment: 2.09%
Atkore, Inc.†	20,812	2,430,217
Generac Holdings, Inc.†	36,565	3,982,660
Regal Rexnord Corp.	31,832	4,134,659
		10,547,536
Ground transportation: 0.82%
ArcBest Corp.	49,704	4,164,201
Machinery: 7.01%
Federal Signal Corp.	107,760	5,710,202
Hillenbrand, Inc.	125,552	6,022,730
Hillman Solutions Corp.†	59,020	478,062
Kadant, Inc.	25,994	4,931,582
Miller Industries, Inc.	101,669	3,340,843
Shyft Group, Inc.	183,737	4,319,657
Standex International Corp.	49,198	6,700,276
Timken Co.	55,208	3,950,132
		35,453,484
Passenger airlines: 0.66%
Alaska Air Group, Inc.†	74,486	3,346,656
Professional services: 1.71%
CBIZ, Inc.†	93,816	4,730,203
First Advantage Corp.†	141,999	1,918,406
TTEC Holdings, Inc.	62,574	1,984,847
		8,633,456
Trading companies & distributors: 1.53%
Air Lease Corp.	39,487	1,501,295
Boise Cascade Co.	78,818	5,660,709
Hudson Technologies, Inc.†	65,789	574,996
		7,737,000
The accompanying notes are an integral part of these financial statements.
28 | Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2023

	Shares	Value
Information technology: 10.92%
Communications equipment: 1.20%
Aviat Networks, Inc.†	61,517	$1,883,651
Harmonic, Inc.†	238,933	4,207,610
		6,091,261
Electronic equipment, instruments & components: 4.77%
Belden, Inc.	23,636	2,067,914
ePlus, Inc.†	82,103	4,055,067
Insight Enterprises, Inc.†	28,325	3,830,107
Methode Electronics, Inc.	107,868	4,643,717
PC Connection, Inc.	79,597	3,579,477
Richardson Electronics Ltd.	89,763	1,489,168
Sanmina Corp.†	84,203	4,466,127
		24,131,577
IT services: 1.42%
EPAM Systems, Inc.†	15,552	3,990,954
Hackett Group, Inc.	40,885	792,760
Kyndryl Holdings, Inc.†	190,442	2,391,952
		7,175,666
Semiconductors & semiconductor equipment: 2.73%
Cirrus Logic, Inc.†	29,787	2,313,854
Diodes, Inc.†	26,999	2,425,590
FormFactor, Inc.†	101,768	3,184,321
Ichor Holdings Ltd.†	75,486	2,287,226
Onto Innovation, Inc.†	33,244	3,568,743
		13,779,734
Software: 0.80%
Mitek Systems, Inc.†	73,524	766,120
Verint Systems, Inc.†	90,995	3,264,901
		4,031,021
Materials: 5.86%
Chemicals: 3.24%
AdvanSix, Inc.	149,312	4,912,365
Hawkins, Inc.	128,923	6,051,645
Ingevity Corp.†	14,635	690,626
Minerals Technologies, Inc.	58,129	3,232,554
Stepan Co.	15,938	1,465,499
		16,352,689
Construction materials: 1.49%
Eagle Materials, Inc.	46,192	7,526,062
Containers & packaging: 0.19%
Greif, Inc. Class A	15,839	951,924
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 29

Portfolio of investments—May 31, 2023

	Shares	Value
Metals & mining: 0.94%
Schnitzer Steel Industries, Inc. Class A	173,055	$4,760,743
Real estate: 6.36%
Diversified REITs: 0.90%
Armada Hoffler Properties, Inc.	294,336	3,249,469
One Liberty Properties, Inc.	65,967	1,320,000
		4,569,469
Health care REITs: 0.30%
Global Medical REIT, Inc.	174,513	1,521,753
Industrial REITs : 2.71%
LXP Industrial Trust	236,095	2,441,222
Plymouth Industrial REIT, Inc.	175,303	3,840,889
STAG Industrial, Inc.	212,648	7,400,150
		13,682,261
Office REITs : 0.22%
Vornado Realty Trust	81,364	1,103,296
Retail REITs : 1.16%
Agree Realty Corp.	63,659	4,105,369
Retail Opportunity Investments Corp.	145,291	1,772,550
		5,877,919
Specialized REITs : 1.07%
Outfront Media, Inc.	131,722	1,886,259
PotlatchDeltic Corp.	75,767	3,525,439
		5,411,698
Utilities: 0.55%
Electric utilities: 0.37%
IDACORP, Inc.	5,914	615,470
Pinnacle West Capital Corp.	8,639	667,622
Portland General Electric Co.	11,559	563,270
		1,846,362
Water utilities: 0.18%
California Water Service Group	10,864	618,270
Middlesex Water Co.	3,800	309,168
		927,438
Total common stocks (Cost $412,203,683)		500,176,854
The accompanying notes are an integral part of these financial statements.
30 | Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2023

	Expiration date	Shares	Value
Warrants: 0.00%
Energy: 0.00%
Energy equipment & services: 0.00%
Parker Drilling Co.†	9-16-2024	8,457	$211
Total warrants (Cost $0)			211

		Yield
Short-term investments: 0.94%
Investment companies: 0.94%
Allspring Government Money Market Fund Select Class♠∞		5.01%	4,743,595	4,743,595
Total short-term investments (Cost $4,743,595)				4,743,595
Total investments in securities (Cost $416,947,278)	99.90%			504,920,660
Other assets and liabilities, net	0.10			528,144
Total net assets	100.00%			$505,448,804

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$5,144,446	$86,990,939	$(87,391,790)	$0	$0	$4,743,595	4,743,595	$176,646
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	8,022,300	73,268,132	(81,290,232)	(200)	0	0	0	107,340 [1]
				$(200)	$0	$4,743,595		$283,986

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 31

Statement of assets and liabilities—May 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $412,203,683)	$500,177,065
Investments in affiliated securities, at value (cost $4,743,595)	4,743,595
Cash	156,255
Receivable for investments sold	5,012,357
Receivable for dividends	784,246
Prepaid expenses and other assets	6,610
Total assets	510,880,128
Liabilities
Payable for investments purchased	5,098,711
Advisory fee payable	303,338
Trustees’ fees and expenses payable	504
Accrued expenses and other liabilities	28,771
Total liabilities	5,431,324
Total net assets	$505,448,804
The accompanying notes are an integral part of these financial statements.
32 | Allspring Small Company Value Portfolio

Statement of operations—year ended May 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $17,167)	$10,250,490
Income from affiliated securities	545,814
Interest	150
Total investment income	10,796,454
Expenses
Advisory fee	4,507,550
Custody and accounting fees	61,434
Professional fees	67,178
Interest holder report expenses	18,862
Trustees’ fees and expenses	27,365
Other fees and expenses	25,377
Total expenses	4,707,766
Less: Fee waivers and/or expense reimbursements	(523,137)
Net expenses	4,184,629
Net investment income	6,611,825
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(12,010,256)
Affiliated securities	(200)
Net realized losses on investments	(12,010,456)
Net change in unrealized gains (losses) on investments	(51,512,308)
Net realized and unrealized gains (losses) on investments	(63,522,764)
Net decrease in net assets resulting from operations	$(56,910,939)
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 33

Statement of changes in net assets
Statement of changes in net assets
	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$6,611,825	$4,422,079
Net realized gains (losses) on investments	(12,010,456)	64,991,534
Net change in unrealized gains (losses) on investments	(51,512,308)	(80,777,394)
Net decrease in net assets resulting from operations	(56,910,939)	(11,363,781)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	41,481,218	74,799,145
Withdrawals	(75,314,113)	(87,265,392)
Net decrease in net assets resulting from capital transactions	(33,832,895)	(12,466,247)
Total decrease in net assets	(90,743,834)	(23,830,028)
Net assets
Beginning of period	596,192,638	620,022,666
End of period	$505,448,804	$596,192,638
The accompanying notes are an integral part of these financial statements.
34 | Allspring Small Company Value Portfolio

Financial highlights
Financial highlights

Year ended May 31
	2023	2022	2021	2020	2019
Total return	(9.95)%	(1.78)%	78.76%	(13.74)%	(14.51)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.83%	0.82%	0.86%
Net expenses[1]	0.74%	0.74%	0.74%	0.74%	0.75%
Net investment income	1.17%	0.72%	0.71%	1.15%	0.80%
Supplemental data
Portfolio turnover rate	87%	70%	62%	78%	168%

[1]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 35

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Portfolio participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Portfolio received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Portfolio is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
36 | Allspring Small Company Value Portfolio

Notes to financial statements
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2023, the aggregate cost of all investments for federal income tax purposes was $429,288,754 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$105,377,395
Gross unrealized losses	(29,745,489)
Net unrealized gains	$75,631,906
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$1,227,231	$0	$0	$1,227,231
Consumer discretionary	56,071,152	0	0	56,071,152
Consumer staples	20,491,953	0	0	20,491,953
Energy	20,859,463	0	0	20,859,463
Financials	112,871,951	0	0	112,871,951
Health care	61,201,614	0	0	61,201,614
Industrials	107,712,617	0	0	107,712,617
Information technology	55,209,259	0	0	55,209,259
Materials	29,591,418	0	0	29,591,418
Real estate	32,166,396	0	0	32,166,396
Utilities	2,773,800	0	0	2,773,800
Warrants
Energy	0	211	0	211
Short-term investments
Investment companies	4,743,595	0	0	4,743,595
Total assets	$504,920,449	$211	$0	$504,920,660
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2023, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the
Allspring Small Company Value Portfolio | 37

Notes to financial statements
Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2023, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $485,998,766 and $504,206,386, respectively.
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended May 31, 2023, there were no borrowings by the Portfolio under the agreement.
7.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
38 | Allspring Small Company Value Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2023
Allspring Small Company Value Portfolio | 39

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 51% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $20,897,482 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $31,370 of income dividends paid during the fiscal year ended May 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2023, $144 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40 | Allspring Small Company Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 128 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Small Company Value Fund | 41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42 | Allspring Small Company Value Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Small Company Value Fund | 43

Other information (unaudited)
Board consideration of investment management, advisory, and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Allspring Funds Trust (“Funds Trust”) and Allspring Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory, and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Small Company Value Fund, a portfolio of Funds Trust (the “Feeder Fund”), an investment management agreement (the “Feeder Fund Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Allspring Funds Management for the Allspring Small Company Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC 1(the “Sub-Adviser”), an affiliate of Allspring Funds Management, for the Master Portfolio.
The Feeder Fund and the Master Portfolio are collectively referred to as the “Funds.” The Feeder Fund Management Agreement, the Master Portfolio Advisory Agreement, and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Feeder Fund is a feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Feeder Fund. Information provided to the Boards regarding the Feeder Fund is also applicable to the Master Portfolio, as relevant.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at meeting of the Boards held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Boards noted that they initially approved the Advisory Agreements at a meeting of the Boards held in May 2021, all for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,  a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a meeting of the Boards held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Boards at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Boards, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Allspring Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

44 | Allspring Small Company Value Fund

Other information (unaudited)
Nature, Extent, and Quality of Services
The Boards received and considered various information regarding the nature, extent, and quality of services provided to the Feeder Fund and the Master Portfolio, as applicable, by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Feeder Fund Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Boards also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Boards took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Boards received and considered information about the full range of services provided to the Fund and the Master Portfolio by Allspring Funds Management and its affiliates.
The Boards considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Master Portfolio. The Boards evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Boards received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Funds’ liquidity risk management programs. The Boards also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund Investment Performance and Expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2022. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Feeder Fund (the “Universe”), and in comparison to the Feeder Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Feeder Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Feeder Fund was higher than its benchmark index, the Russell 2000® Value Index, for all periods under review.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Feeder Fund.
The Funds Trust Board also received and considered information regarding the Feeder Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Feeder Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Feeder Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Feeder Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Allspring Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment Management, Advisory, and Sub-Advisory Fee Rates
The Funds Trust Board noted that Allspring Funds Management receives no advisory fees from the Feeder Fund as long as the Feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Feeder Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Allspring Funds Management would be entitled to receive an annual fee of 0.25% of the Feeder Fund’s average daily net assets for providing investment advisory services to the Feeder Fund, including allocating the Feeder Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Feeder Fund to Allspring Funds Management under the Feeder Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by

Allspring Small Company Value Fund | 45

Other information (unaudited)
the Feeder Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Allspring Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Feeder Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Feeder Fund were in range of the sum of these average rates for the Feeder Fund’s expense Groups for all share classes, except the Institutional Class shares were higher than the sum of these average rates for the Feeder Fund’s expense Groups.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Allspring Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Allspring Funds Management under the Feeder Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Allspring Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Master Trust Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on their review, the Boards did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of Scale
The Boards received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Feeder Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Feeder Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

46 | Allspring Small Company Value Fund

Other information (unaudited)
The Boards concluded that Allspring Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Allspring Funds Management was reasonable, and approved the continuation of the Feeder Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

Allspring Small Company Value Fund | 47

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund’s and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 16-17, 2023, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds and Portfolios related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

48 | Allspring Small Company Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call  1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-06072023-uglas5w9 07-23
AR1815 05-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Master Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Master Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended May 31, 2023	Fiscal year ended May 31, 2022
Audit fees	$451,300	$403,220
Audit-related fees		—
Tax fees (1)	83,520	82,570
All other fees		—
	$534,820	$485,790

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Master Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for the series of Allspring Master Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Master Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Master Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: July 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Master Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: July 27, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: July 27, 2023